UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2021

Date of reporting period:	12/31/2021

Item 1 – Reports to Stockholders

The Prudential Series Fund

ANNUAL REPORT	December 31, 2021

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

PSF Global Portfolio

PSF International Growth Portfolio

PSF Mid-Cap Growth Portfolio

PSF Natural Resources Portfolio

PSF PGIM 50/50 Balanced Portfolio

PSF PGIM Flexible Managed Portfolio

PSF PGIM Government Income Portfolio

PSF PGIM Government Money Market Portfolio

PSF PGIM High Yield Bond Portfolio

PSF PGIM Jennison Blend Portfolio

PSF PGIM Jennison Focused Blend Portfolio

PSF PGIM Jennison Growth Portfolio

PSF PGIM Jennison Value Portfolio

PSF PGIM Total Return Bond Portfolio

PSF Small-Cap Stock Index Portfolio

PSF Small-Cap Value Portfolio

PSF Stock Index Portfolio

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The Prudential Series Fund may offer three classes of shares in each portfolio: Class I, Class II and Class III. Class I and Class III shares are sold to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (Contracts). Class I shares are also sold to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such nonaffiliated insurance companies for the same types of Contracts. (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

The Prudential Series Fund Table of Contents	Annual Report	December 31, 2021

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1

	PSF Global Portfolio	A2

	PSF International Growth Portfolio	A10

	PSF Mid-Cap Growth Portfolio	A16

	PSF Natural Resources Portfolio	A21

	PSF PGIM 50/50 Balanced Portfolio	A25

	PSF PGIM Flexible Managed Portfolio	A61

	PSF PGIM Government Income Portfolio	A95

	PSF PGIM Government Money Market Portfolio	A103

	PSF PGIM High Yield Bond Portfolio	A107

	PSF PGIM Jennison Blend Portfolio	A128

	PSF PGIM Jennison Focused Blend Portfolio	A133

	PSF PGIM Jennison Growth Portfolio	A137

	PSF PGIM Jennison Value Portfolio	A141

	PSF PGIM Total Return Bond Portfolio	A146

	PSF Small-Cap Stock Index Portfolio	A180

	PSF Small-Cap Value Portfolio	A193

	PSF Stock Index Portfolio	A200

Section B	Financial Highlights

Section C	Notes to Financial Statements

Section D	Report of Independent Registered Public Accounting Firm

Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2021

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
The Prudential Series Fund	January 31, 2022

Market Overview — unaudited	Annual Report	December 31, 2021

Equity Market Overview

Stock markets throughout the world rallied in 2021 in reaction to massive ongoing economic stimulus packages, the re-opening of economies following COVID-19 pandemic lockdowns, rollouts of COVID-19 vaccines, record corporate profits, upbeat employment data, and strong consumer demand. However, supply-chain bottlenecks, concerns about rising inflation, and the emergence of COVID-19 variants led to occasional volatility. While developed markets shined, emerging markets faltered due largely to the poor performance of Chinese stocks and prospects of rising interest rates in the US and elsewhere.

Stocks delivered double-digit returns

For the year, the large-cap S&P 500 Index gained 28.70%, the broad-based Russell 3000 Index rose 25.66%, and the tech-heavy Nasdaq Composite Index returned 21.39%. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, returned 7.82%. By comparison, fixed income securities, as measured by the Bloomberg US Aggregate Bond Index, declined 1.54%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

The economy rebounded, inflation spiked

The pace of economic growth in the US picked up sharply during the first half of 2021, spurred by aggressive fiscal stimulus. Real gross domestic product (GDP) growth surged to 6.7% (at an annual rate) in the second quarter, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. S&P 500 Index company profits rose significantly during the year. In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, spiked 7% from its level 12 months earlier, triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep jump in energy prices.

West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of 2021 to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year. Despite the pickup in the economy, the Federal Reserve (the Fed) kept its federal funds rate target near zero throughout the year.

US stocks rose despite headwinds

During the first quarter of 2021, US stock prices posted steep gains in anticipation that economic stimulus, which included a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines would drive growth. Oil prices rose sharply, the energy sector rallied, and GDP accelerated. The stock market continued its ascent through the second and most of the third quarter but suffered a pullback in September as concerns about inflation mounted.

In November, US inflation rose at its fastest pace in nearly 40 years. To help contain it, the Fed began tapering its monthly purchase of bonds. In December, the Fed signaled it would wind down that stimulus program sooner than previously planned and raise interest rates in 2022. Despite these concerns and worries about the Omicron variant of COVID-19, stocks advanced over the final quarter as investors turned their attention to robust corporate earnings and other positive economic data.

S&P 500 Index: leaders and laggards

In 2021, the top-performing sector in the S&P 500 Index was energy, rising 54.64% on a rebound in oil prices. Next in line were real estate (+46.19%), financials (+35.04%), information technology (+34.53%), materials (+27.28%), health care (+26.13%), consumer discretionary (+24.43%), communication services (+21.57%), and industrials (+21.12%). The “defensive” consumer staples and utilities sectors rose 18.63% and 17.67%, respectively.

Growth performed in line with value, large-cap stocks topped small-cap stocks

Over the year, the Russell 3000 Growth Index returned 25.85%, slightly edging out the Russell 3000 Value Index, which rose 25.37%. The large-cap Russell 1000 Index returned 26.45%, the Russell Midcap Index gained 22.58%, and the small-cap Russell 2000 Index trailed with a return of 14.82%.

International developed market stocks also advanced

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 11.26% during the year. The MSCI UK Index returned 18.50%, and the MSCI Europe Index returned 16.30%, buoyed by government stimulus. The MSCI Japan Index returned 1.71%. Japanese stocks were pressured by supply-chain and COVID-19-related challenges.

Emerging market stocks fell

The MSCI Emerging Markets Index declined 2.54% in 2021. Investor concerns about a slowdown in China’s economy, a plunge in Chinese technology stock prices in response to a government regulatory crackdown, and worries about a stronger US dollar triggered the sell-off. The MSCI China Index dropped 21.72% while the Latin America component of the MSCI Emerging Markets Index fell 8.09% over the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2021

Fixed Income Market Overview

Government bond markets dropped modestly in 2021 as investors grew increasingly concerned about rising inflation and the prospect of interest rate hikes. Treasury Inflation-Protected Securities (TIPS) and high yield corporate bonds, however, delivered positive returns.

The global investment-grade bond market, as measured by the Bloomberg Global Aggregate Bond (USD Hedged) Index, fell 1.40% for the year, slightly outperforming the 1.54% decline of the US investment-grade bond market, as measured by the Bloomberg US Aggregate Bond Index. TIPS, issued by the US government and indexed to inflation, rose 5.96%. High yield bonds (i.e., debt rated below investment grade) outperformed their investment-grade counterparts with a gain of 5.28%, as measured by the ICE BofA US High Yield Index. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, dropped 1.80%. (All returns cited are in US dollars unless stated otherwise.)

Aggressive stimulus spurred growth, higher inflation

With unemployment falling and corporate profits rising, the US economy continued to rebound in 2021, despite higher inflation, surging energy prices, and the ongoing COVID-19 pandemic. West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of the year to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year.

Bond markets wobbled on fears of inflation, rate hikes

Early in 2021, expectations of aggressive US fiscal stimulus, including a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines raised fears that the economy could heat up and lead to higher inflation and interest rate hikes.

These concerns triggered a steep pullback in investment-grade bond prices while their yields, which move in the opposite direction to prices, rose. In the first quarter of 2021, US Treasuries suffered their second-worst quarterly performance in more than 40 years. Investors’ concerns also rippled through many international bond markets. Although US investment-grade bond returns fell over the first quarter, high yield corporate bonds posted positive total returns.

Real gross domestic product growth surged to 6.7% (at an annual rate) in the second quarter of 2021, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. Yields on long-term US Treasuries dropped modestly during the second quarter but rose notably late in the third quarter as concerns about inflation escalated.

In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, jumped 7% above its level 12 months earlier. The increase was triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep leap in energy prices. In response, the Federal Reserve signaled it would wind down its monthly purchase of bonds, a program that began at the start of the pandemic to stimulate the economy, sooner than previously planned and raise interest rates in 2022. The inflation fears bolstered demand for TIPS, which returned 2.36% over the fourth quarter, surpassing other fixed income assets.

The yield on the 10-year US Treasury note closed 2021 at 1.51%, up from 0.92% at the beginning of the year. For the year, US Treasuries fell 2.32%, investment-grade US credits declined 1.04%, mortgage-backed (agency) securities dropped 1.04%, and the Bloomberg Municipal Bond Index rose 1.52%. (Returns of US investment-grade bonds are based on Bloomberg bond indexes unless stated otherwise.)

High yield bonds outperformed

US high yield bonds, with the 5.28% gain for 2021 noted above, benefited from the rebound in the US economy, stronger-than-expected corporate earnings, fiscal stimulus, and investors’ search for enhanced yields in the low-interest-rate environment. Fundamentals of corporate bond issuers improved as the economy recovered. High yield bond prices are less susceptible to rising interest rates than US Treasuries and other higher-rated debt, although they are more sensitive to the economic outlook and earnings of companies that issue them. The annual interest rate paid on a high yield bond is typically higher than the rate on an investment-grade bond because high yield bonds are riskier.

Emerging market bonds lagged

As mentioned above, emerging market bonds fell 1.80% in 2021. China’s high yield corporate debt market was a particularly poor performer. Turkey and Brazil also lagged as they both contended with inflation and political turmoil.

The Prudential Series Fund, PSF Global Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	18.23%	15.62%	13.06%	—
Portfolio: Class III	N/A	N/A	N/A	6.76
MSCI World Index® (GD)	22.35	15.64	13.32	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF Global Portfolio Class I shares returned 18.23%. The Portfolio’s Class I shares underperformed the MSCI World Index (GD).

What were the market conditions during the reporting period?

Despite economic constraints brought on by the COVID-19 global pandemic, investment market returns were largely positive in calendar-year 2021 (the reporting period). Generally, equities and real assets outperformed bonds by significant margins. For the period, US equities, as measured by the Russell 3000 Index, rose 25.66%; international equities, as measured by the MSCI EAFE Index, returned 11.78%. Conversely, bonds, as measured by the Bloomberg US Aggregate Bond Index, fell 1.54% over the period.

What strategies or holdings affected the Portfolio’s performance?*

Each of the Portfolio’s subadvisors outperformed their respective style-specific benchmark during the period, with the exception of the domestic large-cap growth sleeve, which underperformed the Russell 1000 Growth index by a wide margin.

From a tactical perspective, the Portfolio was overweight US equities for most of the period, which added to its performance, but it rotated into international equities in the fourth quarter of the period, which subtracted some of those gains. Stylistically, the Portfolio maintained an overweight to domestic value investments. With growth and value stocks oscillating throughout the period, this overweight had minimal impact. An overweight to international growth equities during the fourth quarter was a net positive.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Global Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

PSF Global Portfolio (As of 12/31/2021)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Microsoft Corp.	Software	United States	2.6%
Alphabet, Inc. (Class C Stock)	Interactive Media &Services	United States	1.9%
Thermo Fisher Scientific, Inc.	Life Sciences Tools &Services	United States	1.8%
Service Now, Inc.	Software	United States	1.6%
NXP Semiconductors NV	Semiconductors &Semiconductor Equipment	China	1.6%
Intuit, Inc.	Software	United States	1.5%
Intuitive Surgical, Inc.	Health Care Equipment &Supplies	United States	1.5%
Zoetis, Inc.	Pharmaceuticals	United States	1.3%
Edwards Lifesciences Corp.	Health Care Equipment &Supplies	United States	1.2%
SBA Communications Corp., REIT	Equity Real Estate Investment Trusts (REITs)	United States	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF International Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	12.48%	18.43%	12.28%
Portfolio: Class II	12.09	17.99	11.84
MSCI EAFE Index® (GD)	11.78	10.07	8.53

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For the year ended December 31, 2021, the PSF International Growth Portfolio Class I shares returned 12.48%. The Portfolio’s Class I shares outperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

For calendar-year 2021 (the reporting period), the MSCI EAFE Index (GD) (the Index) rose 11.78%. While absolute returns were positive, most European and Asian countries trailed US markets, which rose 28.70% for the period (as measured by the S&P 500 Index). The COVID-19 pandemic continued to have a substantial impact globally. International equity returns were also tempered by a strong US dollar, as the Federal Reserve started to sound more hawkish late in the period and signaled possible interest rate increases and asset purchase tapering in 2022. (Hawkish suggests higher interest rates, opposite of dovish.)

By the end of the period, the Omicron variant of COVID-19 had started to spread. Although Omicron appeared to be more contagious than previous COVID-19 variants, the health impact seemed less severe. Investors subsequently focused more on stocks with lower valuations, higher returns on equity, and better profitability characteristics. From a sector perspective, the information technology, energy, and financials sectors advanced the most during the period. Although information technology was not undervalued, many companies in this sector benefited from employees continuing to work from home. Meanwhile, real estate and utilities lagged. Commercial real estate was especially impacted by COVID-19, as companies needed less office space with people working from home.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection drove the Portfolio’s relative performance during the period, as Jennison and William Blair led the way with their information technology and healthcare investments. As mentioned earlier, information technology, in particular, gained, as many continued to work from home. Meanwhile, some of the larger pharmaceutical companies produced strong sales and earnings growth for the period. Given their growth mandate, the Portfolio’s managers favored companies in these faster-growing areas and were rewarded.

Additionally, to the benefit of the Portfolio’s relative results, all three subadvisors were underweight Japan, which underperformed during the period. Delays in COVID-19 vaccine approvals, importations, and distribution caused a delay in the general population of Japan getting vaccinated during the period, resulting in more people there getting sick. Consequently, COVID-19 weighed heavily on the Japanese economy. Japan also has an aging population and slower economic growth rates than other regions. As a result, the Portfolio tended to be underweight Japan given the growth mandate.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF International Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Finally, exposures by all three subadvisors to companies with profitability and price momentum were key factors driving positive relative returns for the Portfolio during the period. Each subadvisor looks for companies with strong earnings growth rates and profitability. William Blair incorporates momentum as part of its process. For Neuberger Berman and Jennison, their momentum exposures were more of a residual effect of their bottom-up stock selection. In addition, each subadvisor’s underexposure to dividend-paying companies with higher leverage enhanced results. Investors eschewed these characteristics as they doubted whether companies could continue making dividend payments and sustain higher debt ratios during the pandemic.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF International Growth Portfolio (As of 12/31/2021)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Adyen NV, 144A	IT Services	Netherlands	2.8%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.6%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	2.5%
Straumann Holding AG	Health Care Equipment & Supplies	Switzerland	2.4%
Lonza Group AG	Life Sciences Tools & Services	Switzerland	2.3%
Techtronic Industries Co. Ltd.	Machinery	Hong Kong	2.1%
Atlassian Corp. PLC (Class A Stock)	Software	United States	1.9%
Ashtead Group PLC	Trading Companies & Distributors	United Kingdom	1.7%
Keyence Corp.	Electronic Equipment, Instruments & Components	Japan	1.7%
L’Oreal SA	Personal Products	France	1.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Mid-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	10.69%	20.46%	15.56%	—
Portfolio: Class II	10.23	19.99	15.10	—
Portfolio: Class III	N/A	N/A	N/A	2.79
Russell MidCap® Growth Index	12.73	19.83	16.63	—
S&P MidCap 400 Index	24.76	13.09	14.20	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF Mid-Cap Growth Portfolio Class I shares returned 10.69%. The Portfolio’s Class I shares underperformed both the Russell Midcap Growth Index and the S&P Midcap 400 Index.

What were the market conditions during the reporting period?

Despite a volatile calendar-year 2021 (the reporting period) that saw many sector, style, and stock leadership changes, US equity markets ended the period higher, with the S&P 500 Index returning 28.70%.

Within the mid-cap stock universe, the market environment was mixed in the period, with both growth- and value-oriented companies outperforming at different times. Ultimately, value significantly outperformed growth by more than 15% during the period, with the Russell Midcap Value Index returning 28.34% vs. 12.73% for the Portfolio’s benchmark, the Russell Midcap Growth Index (the Index).

Within the Index, the real estate (+22.99%) and industrials (+22.18%) sectors had the highest returns. The communications services (-8.65%) and consumer staples (-7.22%) sectors were the only sectors in the Index to post negative returns for the period.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio underperformed the Index during the reporting period. Relative performance in the second quarter of the period drove underperformance for the overall period, as the Portfolio’s balanced positioning toward companies with more reasonable growth expectations was not rewarded. June 2021 was particularly challenging, as higher growth, higher valuation segments of the market outperformed. The Portfolio continued to have low exposure to these segments.

Ultimately, stock selection was the primary driver of the Portfolio’s underperformance, led by the healthcare and consumer discretionary sectors. Healthcare detracted largely due to not owning Moderna Inc., while media and travel-related stocks in the consumer discretionary sector were notable laggards. On the positive side, stock selection within industrials contributed, with solid results coming from high-conviction, steady, and cyclical growth companies. Stock selection in information technology was also additive, with strong fundamentals and demand being rewarded in select semiconductor and software companies.

From an individual stock perspective, overweight positions in Global Payments Inc. and Discovery Communications LLC were the top detractors from Portfolio performance during the period. Global Payments traded lower, largely due to concerns about a slower-than-expected recovery in the industry’s payment volumes, a lack of near-term catalysts, and increased competitive pressures from new entrants. While selling some Global Payments shares

For  a  complete  list  of  holdings,  please  refer  to   the  Schedule  of  Investments  section  of  this  report.  Holdings  reflect  only  long-term investments.

The Prudential Series Fund, PSF Mid-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

during the period based on these concerns, Portfolio managers maintained a high degree of conviction in the company’s management and its ability to drive differentiation through partnerships, acquisitions, and solid execution. Discovery Communications was added to the Portfolio in the first quarter of the period, based on the opportunity for the company to outperform expectations as it ramped up its direct-to-consumer streaming service, Discovery+. Shortly afterward, the company traded lower following a large hedge fund unwinding its exposure to Discovery, as well as an announced combination of Discovery and AT&T’s WarnerMedia assets. The Portfolio sold its Discovery shares in the third quarter of the period, as the combination of both platforms’ content added additional execution risk and likely delayed connected-TV investments, which was central to the Portfolio’s investment thesis.

An overweight position in Blackstone, Inc. was a top positive contributor, with outperformance coming in the first three quarters of the period as the company generated momentum behind its strong investment performance, near-record capital deployment, and record inflows. The Portfolio eliminated its Blackstone position in the fourth quarter of the period due to market capitalization considerations. An overweight position in Generac Holdings Inc. was also a top positive contributor, as the company continued to benefit from accelerated demand for generators and new battery products. While the Portfolio pared its position in Generac due to multi-year strength, it maintained conviction in the company, supported by a strong demand backlog and traction within batteries.

Throughout the period, the Portfolio pared multi-year winners while adding to what it saw as high-quality companies with more reasonable expectations. As a result, the Portfolio continued to exhibit a diversified and balanced posture. That being said, Portfolio managers are developing compelling stock-specific ideas with a focus on areas of emerging leadership, particularly within industrials and financials, which remain the Portfolio’s largest overweight sectors. The Portfolio’s industrials positioning is driven by high-quality franchises with secular growth dynamics and later-cycle end-market exposures. Opportunities in financials include cyclical stocks with attractive risk-reward profiles and steady business services companies. Conviction also remains within healthcare despite relative weakness in that sector, with the Portfolio’s positioning focused on steady, secular growth stocks. Portfolio managers remain cautious within consumer discretionary and information technology, which represented the Portfolio’s largest underweight sectors, as consensus expectations remain elevated. Heading into 2022, the Portfolio is focused on what it considers to be high-quality stocks with strong fundamentals and the most attractive risk-reward prospects.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF Mid-Cap Growth Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Palo Alto Networks, Inc.	Software	2.0%
Trane Technologies PLC	Building Products	2.0%
Dexcom, Inc.	Health Care Equipment & Supplies	1.9%
Agilent Technologies, Inc.	Life Sciences Tools & Services	1.7%
Copart, Inc.	Commercial Services & Supplies	1.7%
Old Dominion Freight Line, Inc.	Road & Rail	1.6%
SolarEdge Technologies, Inc.	Semiconductors & Semiconductor Equipment	1.5%
Teradyne, Inc.	Semiconductors & Semiconductor Equipment	1.5%
Zebra Technologies Corp. (Class A Stock)	Electronic Equipment, Instruments & Components	1.5%
Synopsys, Inc.	Software	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Natural Resources Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	25.50%	4.99%	-0.11%	—
Portfolio: Class II	25.03	4.58	-0.52	—
Portfolio: Class III	N/A	N/A	N/A	10.38
Blended Index	31.03	4.83	3.23	—
MSCI World Index® (GD)	22.35	15.64	13.32	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF Natural Resources Portfolio Class I shares returned 25.50%. The Portfolio’s Class I shares underperformed the Blended Index and outperformed the MSCI World Index (GD).

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was another solid year for the overall markets, with the S&P 500 Index up 28.70%. While COVID-19 fears led to bouts of volatility, these fears eased as the period progressed. This, combined with tremendous government stimulus worldwide, fueled robust gross domestic product and earnings growth. Inflation became an increasing part of the discussion as the markets moved from a transitory view of price increases to a more long-term view. This dynamic helped drive cyclical and value stocks higher. Energy stocks were the strongest sector of the US equity market, and mining stocks also performed well. Long-duration growth stocks did not fare well, peaking in February and drifting steadily lower through the end of the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) This dynamic adversely impacted the performance of the Portfolio’s energy transition stocks, which have high growth and large addressable markets but carried high valuations. Early in the period, the Portfolio built positions in oil and gas stocks, reversing the underweight position it held during most of 2020. Positions in energy transition stocks also were tactically reduced, given the unfavorable market sentiment toward long-duration growth.

During the period, a majority of commodity prices increased significantly. Oil prices moved steadily higher, driven by a recovery in demand that outpaced the additions of supply. Copper prices rallied throughout the period after a strong recovery in China demand, as well as incremental optimism about long-term demand for copper from electric vehicles, solar, wind, and electrical infrastructure industries.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio gained approximately 25.50% during the reporting period. While the absolute returns were on par with strong performance in the broad equity market, the Portfolio underperformed its blended Index. This relative underperformance was driven primarily by an overweight of the energy transition theme, in particular solar, as these stocks materially underperformed during the period. This was partially offset by strong stock selection in energy and mining.

The Portfolio maintained its discipline to manage risk and opportunity during changing market conditions as it employed a flexible and adaptive management style.

The Portfolio benefited from robust performance during the period from several energy holdings, including Diamondback Energy Inc., ConocoPhillips, Devon Energy Corp., Marathon Oil Corp., Pioneer Natural Resources Co., EQT Corp., ONEOK Inc., and Marathon Petroleum Corp. These were partially offset by underperformance from certain companies in the renewable energy space such as Suncor Energy Inc. and Renewable Energy Group Inc.; both positions were sold during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Natural Resources Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Additionally, holdings in companies focused on solar, wind, and battery themes were detractors, including Enphase Energy Inc., Sunrun Inc., SolarEdge Technologies Inc., Vestas Wind Systems A/S, Sunnova Energy International Inc., LG Chem Ltd., and Samsung SDI Co. Ltd. These were partially offset by positive contributions from Generac Holdings Inc. and Plug Power Inc. The Portfolio tactically reduced exposure to the theme by exiting the Portfolio’s position in Vestas during the period. At the end of the period, the Portfolio still had high conviction in the theme over the long term and will likely add opportunistically to its top ideas in the coming quarters.

In materials, the Portfolio’s positions in copper and rare earths miners delivered the strongest relative performance, led by Freeport-McMoRan Inc. and MP Materials Corp., partially offset by Rio Tinto plc, First Quantum Minerals Ltd., and BHP Group Ltd., which detracted. The Portfolio sold its position in First Quantum during the period.

At the end of the reporting period, the Portfolio’s management was optimistic about continued absolute and relative performance. The Portfolio remains broadly diversified across multiple investment themes, with managers believing it has an attractive combination of cyclical leverage and secular growth. The mega trend of underinvestment in oil and gas (leading to higher prices) and rising investment in the energy transition (leading to higher growth visibility) is continuing, which may benefit both segments. The cyclical sectors within the Portfolio’s strategy have historically done well during times of rising inflation. Economic trends are making it increasingly clear that higher inflation is structural rather than transitory. In oil and gas, Portfolio managers expect a continuation of a strong oil macro environment, combined with staunch capital discipline, robust free cash flow, generous cash return to shareholders, and attractive valuation relative to the market to drive these stocks higher. In materials, these same inflationary forces, combined with increasing structural demand for materials fueled by the multi-decade energy transition, are expected to support strong fundamentals for mining companies. For the energy transition theme, Portfolio managers see continued policy support around the world; robust demand from governments, businesses, and consumers for renewable energy; powerful growth for electric vehicles; and increasing credit given to companies with strong environmental, social, and governance profiles. Over the long term, Portfolio managers expect strong growth for solar, wind, energy storage, and hydrogen to benefit the energy transition pure plays as well as the energy transition enablers.

Regarding derivatives, at times the Portfolio utilizes a buy-write strategy with call options written against long equity positions. At any given time, call options may be written against some of the long exposure depending on the premium income, market volatility, and outlook on the underlying positions. The Portfolio did not use derivatives during the reporting period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF Natural Resources Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Chevron Corp.	Integrated Oil & Gas	United States	5.3%
Exxon Mobil Corp.	Integrated Oil & Gas	United States	5.0%
ConocoPhillips	Oil & Gas Exploration & Production	United States	4.9%
Royal Dutch Shell PLC (Class B Stock)	Integrated Oil & Gas	Netherlands	4.1%
Valero Energy Corp.	Oil & Gas Refining & Marketing	United States	3.6%
Linde PLC	Industrial Gases	United Kingdom	3.0%
Freeport-McMoRan, Inc.	Copper	United States	2.8%
Schlumberger NV	Oil & Gas Equipment & Services	United States	2.8%
Equinor ASA	Integrated Oil & Gas	Norway	2.6%
BP PLC	Integrated Oil & Gas	United Kingdom	2.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM 50/50 Balanced Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	13.38%	10.41%	9.52%	—
Portfolio: Class III	N/A	N/A	N/A	7.76
Blended Index	12.98	10.86	9.52	—
S&P 500 Index	28.70	18.47	16.54	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF PGIM 50/50 Balanced Portfolio Class I shares returned 13.38%. The Portfolio’s Class I shares outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was characterized by a stable first half as global economies recovered, before growth slowed in the third quarter on supply-chain disruptions and the increased spread of COVID-19. However, various economic indicators maintained strength through the final quarter of the period, which provided a tailwind for risk assets and helped US equities cap a third year of double-digit gains, despite the ongoing global pandemic and the economic disruptions it caused. Swift medical developments, including the global rollout of COVID-19 vaccines, as well as extraordinary fiscal and monetary stimulus unleashed by global economies, contributed to these gains. Other risk assets also performed well, including international equities, credit, commodities, and real estate.

Inflation was also a key factor during the period, as energy and commodity prices continued to trend higher and pushed the Consumer Price Index to its highest level since the early 1980s. The 10-year US Treasury yield ended the period at 1.5%, roughly in line with the rest of the period but a full half-percent above its level in January. This rise in rates was a decidedly negative factor for fixed income holdings, especially those without credit exposure to help cushion the blow to duration. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Despite the continued rise in inflation throughout the period, longer-term yields remained stable, as investors adopted the Federal Reserve’s view that price increases were transitory. Indeed, various market measures of longer-term inflation expectations remained grounded, including market surveys and yields on Treasury inflation-protected securities. Short-term rates, on the other hand, rose almost 50 basis points as markets gradually priced in the rate hikes expected in 2022. (One basis point equals 0.01%.)

What strategies or holdings affected the Portfolio’s performance?*

Asset allocation decisions had a positive impact on Portfolio performance during the reporting period. A consistent and diversified overweight to risk assets over the course of the period benefited returns as the continued global recovery provided a strong tailwind. An off-benchmark position in international equities, meant to diversify equity exposure, was not exceptionally effective as it trailed domestic equity markets. However, the position was funded by an underweight to fixed income, so it was a positive performer overall. In addition, cash was kept at close-to-benchmark levels, which helped shorten the duration of the underweight fixed income allocation. Lastly, the fixed income manager also added value by prudently responding to duration and using credit exposure effectively to outpace the benchmark in the face of rising interest rates.

For  a  complete  list  of  holdings,  please  refer  to   the  Schedule  of  Investments  section  of  this  report.  Holdings  reflect  only  long-term investments.

The Prudential Series Fund, PSF PGIM 50/50 Balanced Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negligible impact on performance for the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX detracted from performance for the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM 50/50 Balanced Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.6%
Microsoft Corp.	Software	3.3%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.9%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.1%
Tesla, Inc.	Automobiles	1.1%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.1%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	1.0%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.0%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	0.7%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Flexible Managed Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	17.36%	11.17%	10.91%	—
Portfolio: Class III	N/A	N/A	N/A	8.18
Blended Index	15.95	12.48	11.01	—
S&P 500 Index	28.70	18.47	16.54	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF PGIM Flexible Managed Portfolio Class I shares returned 17.36%. The Portfolio’s Class I shares outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was characterized by a stable first half as global economies recovered, before growth slowed in the third quarter on supply-chain disruptions and the increased spread of COVID-19. However, various economic indicators maintained strength through the final quarter of the period, which provided a tailwind for risk assets and helped US equities cap a third year of double-digit gains, despite the ongoing global pandemic and the economic disruptions it caused. Swift medical developments, including the global rollout of COVID-19 vaccines, as well as extraordinary fiscal and monetary stimulus unleashed by global economies, contributed to these gains. Other risk assets also performed well, including international equities, credit, commodities, and real estate.

Inflation was also a key factor during the period, as energy and commodity prices continued to trend higher and pushed the Consumer Price Index to its highest level since the early 1980s. The 10-year US Treasury yield ended the period at 1.5%, roughly in line with the rest of the period but a full half-percent above its level in January. This rise in rates was a decidedly negative factor for fixed income holdings, especially those without credit exposure to help cushion the blow to duration. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Despite the continued rise in inflation throughout the period, longer-term yields remained stable, as investors adopted the Federal Reserve’s view that price increases were transitory. Indeed, various market measures of longer-term inflation expectations remained grounded, including market surveys and yields on Treasury inflation-protected securities. Short-term rates, on the other hand, rose almost 50 basis points as markets gradually priced in the rate hikes expected in 2022. (One basis point equals 0.01%.)

What strategies or holdings affected the Portfolio’s performance?*

Asset allocation decisions had a positive impact on Portfolio performance during the reporting period. A consistent and diversified overweight to risk assets over the course of the period benefited returns as the continued global recovery provided a strong tailwind. An off-benchmark position in international equities, meant to diversify equity exposure, was not exceptionally effective as it trailed domestic markets. However, the position was funded by an underweight to fixed income, so it was a positive performer overall. In addition, cash was kept at close-to-benchmark levels, which helped shorten the duration of the underweight fixed income allocation.

Managers also added to Portfolio returns during the period. In the face of rising interest rates, the fixed income manager prudently responded to duration and used credit exposure effectively to outpace the benchmark. In addition, the equity managers’ preference for cheap, high-quality stocks was a successful strategy that helped them handily outpace their respective benchmarks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Flexible Managed Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negligible impact on performance for the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX detracted from performance for the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Flexible Managed Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	4.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.1%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.0%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.6%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.5%
Tesla, Inc.	Automobiles	1.4%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	1.0%
Johnson & Johnson	Pharmaceuticals	0.9%
Broadcom, Inc.	Semiconductors & Semiconductor Equipment	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Government Income Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	-3.17%	2.76%	2.36%	—
Portfolio: Class III	N/A	N/A	N/A	-0.99
Bloomberg Government Bond Index	-2.28	3.07	2.14	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF PGIM Government Income Portfolio Class I shares returned -3.17%. The Portfolio’s Class I shares underperformed the Bloomberg Government Bond Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from 0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities (MBS) posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. Meanwhile, strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period.

What strategies or holdings affected the Portfolio’s performance?*

During the period, security selection, especially in US Treasuries, was the largest detractor from the Portfolio’s performance. Selection in MBS also detracted from performance. This was partially offset by security selection in agencies and CMBS, which contributed to returns. Overall sector allocation contributed to the Portfolio’s performance, with overweights to CLOs and CMBS the largest contributors. An underweight to MBS also contributed. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. The Portfolio used futures to manage the Fund’s interest rate risk, which is a more efficient way of managing interest rate risk than through the purchases and sales of cash bonds. The use of futures detracted from the Portfolio’s performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Government Income Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Government Income Portfolio (As of 12/31/2021)
Credit Quality	% of Total Investments
AAA	97.5%
AA	0.8%
NR	-0.4%
Cash/Cash Equivalents	2.1%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF PGIM Government Money Market Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Years	10 Years	Since Inception	7-DAY CURRENT NET YIELD*
Portfolio: Class I	0.00%	0.04%	0.87%	0.44%	—
Portfolio: Class III	0.00	0.04	N/A	N/A	0.03
Lipper US Government Money Market Index	N/A	0.01	0.76	0.39	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

The Portfolio Class III inception: 05/18/2020. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

*Source: The iMoneyNet Govt & Agency Retail Average is comprised of 174 funds. The weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Govt & Agency Retail Average universe are as of 12/31/2021. The graph is based on the 7-day current net yields of Class I shares.

An investment in the Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

For the year ended December 31, 2021, the PSF PGIM Government Money Market Portfolio Class I shares returned 0.04%. The Portfolio’s Class I shares outperformed the Lipper US Government Money Market Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury yield spread declining from 0.80% to 0.78% as of December 31, 2021. Meanwhile, the yield on the 3-month Treasury bill declined from 0.08% to 0.05%, while the 3-month LIBOR (London Interbank Offered Rate) declined from 0.24% to 0.22%. In the short-term credit markets, investment-grade credit spreads widened during the period. The Bloomberg 1-3 Year Credit Index, a proxy for the short-term spread market, outperformed similar short-duration Treasuries by 0.29% during the period. (Duration is a measure of a bond’s price sensitivity to interest rate changes over time.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

The Prudential Series Fund, PSF PGIM Government Money Market Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s weighted average maturity (WAM) was shorter than peers during the first quarter of the period. It remained shorter through the first half of the second quarter, extended mid-second quarter, and remained longer than peers through the third quarter of the period. The Portfolio’s WAM shortened at the beginning of the fourth quarter, as it became clear the Fed was nearing a tightening cycle, and remained shorter than peers for the remainder of the period. The Portfolio’s weighted average life (WAL) remained extended through floating rate securities through the third quarter as short-term (overnight) rates hovered near zero, but shortened in the fourth quarter of the period and remained shorter than peers through quarter-end.

Throughout the period, the Portfolio took advantage of changing floating rate spreads and shifted positioning across LIBOR floaters and secured overnight financing rate floaters accordingly. Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.

Additionally, to take advantage of changing relative value between the sectors, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Government Money Market Portfolio (As of 12/31/2021)
Ten Largest Holdings	Interest Rate	Maturity Date	% of Net Assets
U.S. Treasury Bills	0.067%	03/24/2022	6.8%
U.S. Treasury Bills	0.061%	03/10/2022	5.9%
U.S. Cash Management Bills	0.097%	04/26/2022	3.9%
U.S. Treasury Bills	0.055%	03/17/2022	2.9%
U.S. Treasury Bills	0.056%	01/06/2022	2.5%
U.S. Treasury Bills	0.058%	01/11/2022	2.5%
U.S. Treasury Bills	0.047%	02/22/2022	2.5%
Federal Farm Credit Bank	0.080%	05/13/2022	2.3%
U.S. Cash Management Bills	0.051%	03/22/2022	2.1%
Federal Home Loan Bank	0.065%	03/25/2022	2.1%

Holdings reflect only short-term investments.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

The Prudential Series Fund, PSF PGIM High Yield Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	7.93%	7.44%	7.42%	—
Portfolio: Class III	N/A	N/A	N/A	3.90
Bloomberg US High Yield 1% Issuer Capped Index	5.16	6.13	6.72	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF PGIM High Yield Bond Portfolio Class I shares returned 7.93%. The Portfolio’s Class I shares outperformed the Bloomberg US High Yield 1% Issuer Capped Index.

What were market conditions during the reporting period?

US high yield corporate bonds posted strong gains in calendar-year 2021 (the reporting period), driven by positive COVID-19 vaccine news, an accelerated economic recovery, higher-than-expected corporate earnings, ongoing monetary and fiscal stimulus programs, and declining default rates. While flows into high yield corporate bond mutual funds were negative, strong demand from institutional accounts and a new-issue calendar consisting mostly of refinancing activity provided a strong technical backdrop for the asset class. Meanwhile, fundamentals improved markedly from their pandemic lows, as default rates declined sharply, credit quality improved, and corporate earnings continued to surprise to the upside. High yield spreads tightened over the period, as positive momentum from strong corporate earnings and improving fundamentals offset concerns over COVID-19 variants, persistent inflation, and an increasingly hawkish Federal Reserve. For the full period, the Bloomberg US High Yield 1% Issuer Constrained Bond Index returned 5.16% on a total-return basis and 6.47% on an excess-return basis. By quality, lower-quality (CCC-rated) credits significantly outperformed their higher-quality (BB-rated and B-rated) peers during the period, as many of the higher-beta and COVID-19-impacted sectors that should benefit from strong growth and a further reopening of the economy outperformed. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) For the period, energy was the best-performing sector, followed by transportation and metals &mining. The high yield primary market remained active, as issuers continued to take advantage of the low yield environment to push out maturities and lower their cost of capital. After issuing a record $450 billion in high yield corporate bonds during 2020, US companies issued another $485 billion in high yield corporate bonds in 2021. The par-weighted US high yield bond default rate, including distressed exchanges, ended the period at 0.27%, down from 6.17% at the end of 2020, according to JP Morgan.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s relative outperformance was driven primarily by overall security selection, with selection in the upstream and midstream energy, telecommunications, and gaming/lodging/leisure industries contributing the most. Meanwhile, security selection within cable & satellite, media & entertainment, and healthcare & pharmaceuticals detracted from results. Sector allocation also contributed to performance, with overweights to upstream energy, midstream energy, and aerospace & defense the largest contributors. Overweights to electric utilities and cable & satellite, along with an underweight to transportation & environmental services, detracted. From a beta perspective, on average, having more risk in the Portfolio relative to the benchmark was a strong contributor to returns during the period.

Among the largest single-name contributors to the Portfolio’s performance were positions in Chesapeake Energy Corp. (upstream energy), Ferrellgas Partners LP (upstream energy), and Extraction Oil & Gas Inc. (upstream energy). Overweights to Intelsat Jackson Holdings SA (cable & satellite), Diamond Sports Group LLC (media & entertainment), and Bausch Health Companies Inc. (healthcare & pharmaceuticals) were the largest single-name detractors from the Portfolio’s performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM High Yield Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used US Treasury futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The impact of futures detracted from the Portfolio’s performance during the period. The Portfolio used credit derivatives to manage its overall risk profile, which positively impacted performance.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM High Yield Bond Portfolio (As of 12/31/2021)
Credit Quality	% of Total Investments
BBB	1.7%
BB	32.8%
B	39.6%
CCC	14.6%
CC	0.8%
NR	5.0%
Cash/Cash Equivalents	5.5%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF PGIM Jennison Blend Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	20.36%	19.08%	15.32%	—
Portfolio: Class II	19.88	18.61	14.86	—
Portfolio: Class III	N/A	N/A	N/A	11.60
Russell 1000® Index	26.45	18.43	16.54	—
S&P 500 Index	28.70	18.47	16.54	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF PGIM Jennison Blend Portfolio Class I shares returned 20.36%. The Portfolio’s Class I shares underperformed both the Russell 1000 Index and the S&P 500 Index.

What were the market conditions during the reporting period?

The US economy expanded during calendar-year 2021 (the reporting period), as policymakers continued to support growth with extraordinary monetary and fiscal stimulus programs aimed at combating the effects of the COVID-19 pandemic. The final three months of the period were marked by the emergence of the COVID-19 Omicron variant and heightened concerns over inflation, which led the Federal Reserve to announce an accelerated tapering plan to reduce its monthly asset purchases. Against this backdrop, equity markets rose to all-time highs to close out the period.

Corporate earnings remained strong during the period, benefiting from a robust economic recovery from pandemic lows. The effects of monetary and fiscal stimulus were visible in the record levels of household and corporate cash, which bolstered demand, and strength in corporate capital expenditures. While supply chains remained tight during the period, the worst of the port and logistics congestion showed signs of easing as the period ended. Holiday shopping took place earlier than normal, but overall supply appeared to keep pace with the seasonal step-up in demand.

Employment continued to rebound during the period, with minimum wage increases, bonus payments, and benefit enhancements instituted across a broad spectrum of industries to retain talent and encourage workers to return to the labor force. Consumer confidence remained strong during the period, although it declined following the emergence of the COVID-19 Delta and Omicron variants.

The S&P 500 Index (the Index) gained 28.70% during the period. All Index sectors posted positive results. Energy, real estate, and financials posted the strongest absolute returns, while consumer staples and utilities posted the weakest returns.

What strategies or holdings affected the Portfolio’s performance?*

All Portfolio sectors contributed positively to the Portfolio’s absolute returns during the reporting period.

Relative to the Index, outperforming sectors were consumer staples and financials. Top sectors that lagged relative to the Index were information technology, consumer discretionary, and communication services.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Blend Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The most notable stocks to contribute positively to the Portfolio’s performance during the period included positions in Alphabet Inc., Nvidia Corp., Tesla Inc., Microsoft Corp., The ConocoPhillips Company, Johnson Controls International plc, and Apple Inc. Top detractors from the Portfolio’s results during the period included Peloton Interactive Inc., RingCentral Inc., MercadoLibre Inc., BioNTech SE, and Spotify Technology SA. Having underweighted positions in the strongly performing stocks of Microsoft and Apple hurt the Portfolio’s relative performance.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Blend Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.5%
Tesla, Inc.	Automobiles	4.4%
Microsoft Corp.	Software	4.1%
Amazon.com, Inc.	Internet & Direct Marketing Retail	3.4%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.3%
ConocoPhillips	Oil, Gas & Consumable Fuels	3.0%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.9%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	2.2%
Eli Lilly & Co.	Pharmaceuticals	2.2%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Focused Blend Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	16.84%	19.45%	15.04%	—
Portfolio: Class II	16.35	18.97	14.58	—
Portfolio: Class III	N/A	N/A	N/A	7.25
Russell 1000® Index	26.45	18.43	16.54	—
S&P 500 Index	28.70	18.47	16.54	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF PGIM Jennison Focused Blend Portfolio Class I shares returned 16.84%. The Portfolio’s Class I shares underperformed both the Russell 1000 Index and the S&P 500 Index.

What were market conditions during the reporting period?

The US economy expanded during calendar-year 2021 (the reporting period), as policymakers continued to support growth with extraordinary monetary and fiscal stimulus programs aimed at combating the effects of the COVID-19 pandemic. The final three months of the period were marked by the emergence of the COVID-19 Omicron variant and heightened concerns over inflation, which led the Federal Reserve to announce an accelerated tapering plan to reduce its monthly asset purchases. Against this backdrop, equity markets rose to all-time highs to close out the period.

Corporate earnings remained strong during the period, benefiting from a robust economic recovery from pandemic lows. The effects of monetary and fiscal stimulus were visible in the record levels of household and corporate cash, which bolstered demand, and strength in corporate capital expenditures. While supply chains remained tight during the period, the worst of the port and logistics congestion showed signs of easing as the period ended. Holiday shopping took place earlier than normal, but overall supply appeared to keep pace with the seasonal step-up in demand.

Employment continued to rebound during the period, with minimum wage increases, bonus payments, and benefit enhancements instituted across a broad spectrum of industries to retain talent and encourage workers to return to the labor force. Consumer confidence remained strong during the period, although it declined following the emergence of the COVID-19 Delta and Omicron variants.

The S&P 500 Index (Index) gained 28.70% during the period. All Index sectors posted positive results. Energy, real estate, and financials posted the strongest absolute returns, while consumer staples and utilities posted the weakest returns.

What strategies or holdings affected the Portfolio’s performance?*

All Portfolio sectors contributed positively to the Portfolio’s absolute returns during the reporting period.

Relative to the Index, the energy sector outperformed. Top sectors that lagged relative to the Index were information technology, consumer discretionary, and communication services.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Focused Blend Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The most notable stocks to contribute positively to the Portfolio’s performance during the period included Alphabet Inc., Nvidia Corp., Microsoft Corp., Tesla Inc., The ConocoPhillips Company, Eli Lilly & Co., The Goldman Sachs Group Inc., Johnson Controls International plc, and General Motors Co. Top detractors for the period included Peloton Interactive Inc., RingCentral Inc., Sea Ltd., Uber Technologies Inc., and The Trade Desk Inc.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Focused Blend Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	5.8%
Tesla, Inc.	Automobiles	4.3%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.1%
Amazon.com, Inc.	Internet & Direct Marketing Retail	4.0%
Eli Lilly & Co.	Pharmaceuticals	3.8%
ConocoPhillips	Oil, Gas & Consumable Fuels	3.2%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	3.0%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	3.0%
Goldman Sachs Group, Inc. (The)	Capital Markets	2.4%
LVMH Moet Hennessy Louis Vuitton SE (France)	Textiles, Apparel & Luxury Goods	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	16.01%	26.79%	20.34%	—
Portfolio: Class II	15.55	26.29	19.86	—
Portfolio: Class III	N/A	N/A	N/A	11.02
Russell 1000® Growth Index	27.60	25.32	19.79	—
S&P 500 Index	28.70	18.47	16.54	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF PGIM Jennison Growth Portfolio Class I shares returned 16.01%. The Portfolio’s Class I shares underperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were the market conditions during the reporting period?

The US economy expanded during calendar-year 2021 (the reporting period), as policymakers continued to support growth and address the challenges of the ongoing COVID-19 pandemic. The final three months of the period were marked by the emergence of the COVID-19 Omicron variant, as well as heightened concerns over inflation, which led the Federal Reserve to telegraph its plans for policy tightening in 2022. Against this backdrop, equity markets rose to all-time highs at the end of the period. Growth equities with high valuations, however, underperformed meaningfully. Many of these shares were also at a peak in prices when concerns arose about the potential impact of rising interest rates on valuations.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s information technology holdings were solid contributors to absolute performance but lagged its benchmark index during the reporting period. Nvidia Corp., Microsoft Corp., and Apple Inc. were standout performers. Nvidia posted an impressive gain on the back of compelling secular growth and positive earnings surprises. Jennison remained positive on Apple and Microsoft; however, despite the Portfolio’s significant positions, the benchmark’s high degree of concentration in these two companies led to a consistent underweight position in both of their shares during the period. Block Inc. (formerly Square), RingCentral Inc., Coupa Software Inc., DocuSign Inc., and Twilio Inc. were top detractors during the period. Block’s stock price was challenged by tough year-over-year revenue growth comparisons, particularly related to its Cash App, following strong results in 2020. Twilio came under pressure, as organic growth (i.e., excluding recent acquisitions) slowed significantly. Jennison exited the Portfolio’s position in RingCentral due to competitive pricing pressures and the company’s heavy reliance on third-party partners for distribution. Jennison sold the Portfolio’s position in Coupa Software, as it viewed increased competition in the enterprise cost savings space as a headwind to the company meeting earnings expectations. Jennison exited the Portfolio’s position in DocuSign after the company reported disappointing third-quarter results and provided unclear guidance about the timing of a rebound in growth.

Similarly, the Portfolio’s consumer discretionary positions advanced in the aggregate but underperformed their benchmark counterparts. Shares of Tesla Inc. surged, as the company continued to exceed expectations on production, deliveries, and profit margins. Luxury goods company LVMH Moet Hennessy Louis Vuitton SE and luxury beauty care company The Estée Lauder Cos. Inc. of the consumer staples sector were solid contributors. LVMH benefited from continued growth and new product launches at its flagship brands as well as from successful acquisitions. Estée Lauder benefited from increased

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

consumer spending on personal care products and resilience during the pandemic. On the downside, competitive pressures weighed on MercadoLibre Inc., which operates business-to-business and business-to-consumer e-commerce platforms in Latin America. Jennison exited the Portfolio’s position in fitness company Peloton Interactive Inc. during the period.

The Portfolio’s communication services holdings also contributed positively to its absolute results but underperformed their benchmark counterparts during the period. Alphabet Inc. outperformed, ending the period close to its all-time high. The company benefited from the stability of its core business, along with strong growth in its cloud and YouTube segments. Sea Ltd. and Spotify Technology SA were top detractors during the period. Sea, a relatively new position in the Portfolio, is the leading Southeast Asian e-commerce company, operating in three online platforms focused on digital entertainment (i.e., gaming), e-commerce, and digital payments. Sea’s stock was under pressure during the fourth quarter of the period on concerns about slowing gaming revenues, losses from global expansion, and potential regulatory risks related to the company’s entry into Brazil. Spotify faced challenges with subscription growth and content costs.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Growth Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Tesla, Inc.	Automobiles	7.3%
Amazon.com, Inc.	Internet & Direct Marketing Retail	6.1%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.9%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	5.6%
Microsoft Corp.	Software	5.2%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	4.2%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.1%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	3.1%
Netflix, Inc.	Entertainment	3.0%
Adobe, Inc.	Software	2.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	27.79%	11.96%	11.69%	—
Portfolio: Class II	27.28	11.51	11.24	—
Portfolio: Class III	N/A	N/A	N/A	11.20
Russell 1000® Value Index	25.16	11.16	12.97	—
S&P 500 Index	28.70	18.47	16.54	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF PGIM Jennison Value Portfolio Class I shares returned 27.79%. The Portfolio’s Class I shares outperformed the Russell 1000 Value Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

The US economy expanded during calendar-year 2021 (the reporting period), as policymakers continued to support growth with extraordinary monetary and fiscal stimulus programs aimed at combating the effects of the COVID-19 pandemic. The final three months of the period were marked by the emergence of the COVID-19 Omicron variant and heightened concerns over inflation, which led the Federal Reserve to announce an accelerated tapering plan to reduce its monthly asset purchases. Against this backdrop, equity markets rose to all-time highs to close out the period.

Corporate earnings remained strong during the period, benefiting from a robust economic recovery from pandemic lows. The effects of monetary and fiscal stimulus were visible in the record levels of household and corporate cash, which bolstered demand, and strength in corporate capital expenditures. While supply chains remained tight during the period, the worst of the port and logistics congestion showed signs of easing as the period ended. Holiday shopping took place earlier than normal, but overall supply appeared to keep pace with the seasonal step-up in demand.

Employment continued to rebound during the period, with minimum wage increases, bonus payments, and benefit enhancements instituted across a broad spectrum of industries to retain talent and encourage workers to return to the labor force. Consumer confidence remained strong during the period, although it declined following the emergence of the COVID-19 Delta and Omicron variants.

The Russell 1000 Value Index (the Index) returned 25.16% during the period. All Index sectors posted positive results. The energy, real estate, and financials sectors posted the strongest absolute results. Defensive value sectors such as consumer staples, utilities, and communication services underperformed the Index.

What strategies or holdings affected the Portfolio’s performance?*

Relative to the Index, top sectors that outperformed during the period were information technology, communication services, and financials. The top sectors that detracted from the Portfolio’s relative returns during the period were materials, consumer staples, and real estate, the latter of which was attributable to having an underweight allocation.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The most notable stocks to contribute positively to the Portfolio’s performance during the period included Johnson Controls International plc, Broadcom Inc., The ConocoPhillips Co., Eli Lilly & Co., Bank of America Corp., and The Goldman Sachs Group Inc. Top detractors for the period included FMC Corp., General Electric Co., and Zimmer Biomet Holdings Inc.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Value Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
JPMorgan Chase & Co.	Banks	3.3%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.8%
Eli Lilly &Co.	Pharmaceuticals	2.7%
Goldman Sachs Group, Inc. (The)	Capital Markets	2.6%
Bank of America Corp.	Banks	2.6%
Chevron Corp.	Oil, Gas & Consumable Fuels	2.6%
Abbott Laboratories	Health Care Equipment & Supplies	2.5%
ConocoPhillips	Oil, Gas & Consumable Fuels	2.5%
Linde PLC (United Kingdom)	Chemicals	2.3%
Broadcom, Inc.	Semiconductors & Semiconductor Equipment	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Total Return Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	-0.76%	4.98%	4.68%	—
Portfolio: Class III	N/A	N/A	N/A	1.89
Bloomberg US Aggregate Bond Index	-1.54	3.57	2.90	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF PGIM Total Return Bond Portfolio Class I shares returned -0.76%. The Portfolio’s Class I shares outperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron COVID-19 variant and the prospect of slower economic growth. Despite steepening over the first half of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from 0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities (MBS) posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, Omicron, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection and sector allocation both contributed to the Portfolio’s outperformance. Strong sector allocation was highlighted by overweights to high yield, CLOs, CMBS, bank loans, municipal bonds, and asset-backed securities (ABS). An underweight to MBS also contributed. An overweight to investment-grade corporates was a modest detractor. Within security selection, selection in high yield bonds, investment-grade corporate bonds, non-agency MBS, CMBS, emerging market debt, ABS, CLOs, sovereigns, and municipal bonds was positive. This was partially offset by selection in Treasuries, interest rate swaps, and bank loans, which detracted from performance. Within credit, the Portfolio benefited from positions in upstream and midstream energy, foreign non-corporates, and gaming/lodging/leisure. Selection in healthcare & pharmaceuticals, media & entertainment, and

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Total Return Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

consumer non-cyclicals detracted. The Portfolio’s duration positioning and yield curve positioning detracted from performance over the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negligible impact on performance for the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX detracted from performance for the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Total Return Bond Portfolio (As of 12/31/2021)
Credit Quality	% of Total Investments
AAA	41.2%
AA	2.7%
A	10.9%
BBB	20.4%
BB	10.4%
B	4.3%
CCC	1.5%
CC	0.1%
NR	7.7%
Cash/Cash Equivalents	0.8%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF Small-Cap Stock Index Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	26.34%	12.10%	14.20%	—
Portfolio: Class III	N/A	N/A	N/A	4.35
S&P SmallCap 600 Index	26.82	12.42	14.50	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF Small-Cap Stock Index Portfolio Class I shares returned 26.34%. The Portfolio’s Class I shares underperformed the S&P SmallCap 600 Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was characterized by a stable first half as global economies recovered, before growth slowed in the third quarter on supply-chain disruptions and the increased spread of COVID-19. However, various economic indicators maintained strength through the final quarter of the period, which provided a tailwind for risk assets and helped US equities cap a third year of double-digit gains, despite the ongoing global pandemic and the economic disruptions it caused. Swift medical developments, including the global rollout of COVID-19 vaccines, as well as extraordinary fiscal and monetary stimulus unleashed by global economies, contributed to these gains.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio slightly underperformed its benchmark, the S&P Small Cap 600 Index (the Index), during the reporting period. Potential tracking-error differences (i.e., the difference between the return of the Portfolio and that of the Index), brokerage costs, and other Portfolio costs and expenses may have caused the Portfolio’s return to trail the Index’s return.

In terms of positions, Gamestop Corp. and Macy’s Inc. were the largest positive contributors to Portfolio performance during the period, while Proto Labs Inc. and NeoGenomics Inc. were the largest detractors. Gamestop and Macy’s were eliminated from the Portfolio and the Index during the period because the stocks migrated to the S&P 400 Index.

The Portfolio closely tracked the Index during the period. Most of the buy or sell trades and trades made to increase or decrease the number of shares held in a position were traded market-on-close, or as close as possible to the end of the market day, to track the Index more closely. Securities-lending income consistently added to Portfolio returns. The income was greater for small-cap equities because it is often more difficult to borrow shares of some of the small-cap stocks, which are not typically as widely traded as large-cap stocks.

The Portfolio had a small exposure to derivative instruments during the period to help enhance liquidity, but the position did not have a material impact on performance.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Small-Cap Stock Index Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

PSF Small-Cap Stock Index Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Omnicell, Inc.	Health Care Technology	0.7%
Innovative Industrial Properties, Inc.,	Equity Real Estate Investment Trusts (REITs)	0.6%
Exponent, Inc.	Professional Services	0.6%
AMN Healthcare Services, Inc.	Health Care Providers & Services	0.5%
UFP Industries, Inc.	Building Products	0.5%
Chart Industries, Inc.	Machinery	0.5%
Balchem Corp.	Chemicals	0.5%
Watts Water Technologies, Inc. (Class A Stock)	Machinery	0.5%
MaxLinear, Inc.	Semiconductors & Semiconductor Equipment	0.5%
Vonage Holdings Corp.	Software	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Small-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	26.45%	8.88%	11.77%
Russell 2000® Value Index	28.27	9.07	12.03
Russell 2500™ Index	18.18	13.75	14.15

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Value and Russell 2500™ Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the PSF Small-Cap Value Portfolio returned 26.45%. The Portfolio underperformed the Russell 2000 Value Index and outperformed the Russell 2500 Index.

What were the market conditions during the reporting period?

The Russell 2000 Value Index (the Index), a proxy for US small-capitalization value stocks and the Portfolio’s benchmark index, returned 28.27% in calendar-year 2021 (the reporting period). The first quarter of the period was the second-best quarter in the Index’s history, driven by short interest and rallies in low-quality stocks. In the second quarter of the period, there was a continuation and magnification of trends from the first quarter, wherein lower-quality, highly shorted, and so-called “meme” stocks outperformed, but with a more normalized return. (The meme stock phenomenon is where a stock gains a cult-like following online and through social media platforms.) In the second half of the period, the Index was mostly flat, as higher-quality value stocks outperformed and more speculative securities lagged. For the full period, small-cap stocks underperformed large-cap stocks, although small-cap value stocks outperformed small-cap growth stocks, In the small-cap value segment of the US equity market, the best-performing sectors were energy and consumer discretionary, while healthcare and utilities lagged.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio underperformed the Index. Stock selection in healthcare contributed positively to the Portfolio’s relative returns, while investments in financials detracted from relative returns.

Herc Holdings Inc., an equipment rental supplier, was a top positive contributor to the Portfolio’s returns during the period. In July 2021, Herc Holdings announced strong second-quarter earnings, which exceeded top- and bottom-line consensus estimates. The rise in Herc Holdings’ share price continued following the company’s investor day in September 2021, as the market reacted favorably to new strategic initiatives and capital allocation plans. Goldman Sachs exited the Portfolio’s position in Herc Holdings in the fourth quarter of the period following continued outperformance and deployed the proceeds to what Goldman Sachs felt were better opportunities elsewhere.

Zurn Water Solutions Corp. was also a top positive contributor to the Portfolio’s relative returns during the period. The market reacted favorably to the announced combination of Rexnord Corp.’s process & motion control business with Regal Beloit Corp., in which Rexnord retained its water management business as a stand-alone company called Zurn Water Solutions Corp. The deal closed in early October 2021, and the stand-alone high-growth water management business re-rated higher. (When the market changes its view of a company sufficiently to make calculation ratios, such as the price/earnings ratio, substantially higher or lower, this is a re-rating.) At the end of the period, Goldman Sachs continued to like Zurn Water Solutions, as the water management business was Rexnord’s highest growth segment and had higher growth and margins than other pure water plays.

Novavax Inc., a developer of vaccines for infectious diseases, was a top detractor from the Portfolio’s relative results during the period. Goldman Sachs initiated a Portfolio position in Novavax following the announcement of strong efficacy data for its COVID-19 vaccine. Goldman Sachs later sold the position, as the fast-evolving regulatory, supply chain, and competitor dynamics of the industry proved challenging for Novavax.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Small-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Ovintiv Inc., an oil and gas company, was also a top detractor during the period. Goldman Sachs initiated a Portfolio position in the third quarter of the period, as the company had benefited from the rally in commodity prices. At the end of the period, Goldman Sachs remained optimistic on Ovintiv, as it believed sustainable free cash flows and continued de-levering of the company’s balance sheet can drive return of capital to shareholders.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF Small-Cap Value Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Avient Corp.	Chemicals	1.4%
Terreno Realty Corp.	Equity Real Estate Investment Trusts (REITs)	1.3%
iShares Russell 2000 Value ETF	Exchange-Traded Fund	1.2%
WESCO International, Inc.	Trading Companies & Distributors	1.0%
Healthcare Realty Trust, Inc.	Equity Real Estate Investment Trusts (REITs)	1.0%
KBR, Inc.	Professional Services	1.0%
STAG Industrial, Inc.	Equity Real Estate Investment Trusts (REITs)	1.0%
Tenet Healthcare Corp.	Health Care Providers & Services	1.0%
Pebblebrook Hotel Trust	Equity Real Estate Investment Trusts (REITs)	0.9%
Primo Water Corp.	Beverages	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Stock Index Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio: Class I	28.28%	18.13%	16.23%	—
Portfolio: Class III	N/A	N/A	N/A	14.67
S&P 500 Index	28.70	18.47	16.54	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021.Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2021, the PSF Stock Index Portfolio Class I shares returned 28.28%. The Portfolio’s Class I shares underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was characterized by a stable first half as global economies recovered, before growth slowed in the third quarter on supply-chain disruptions and the increased spread of COVID-19. However, various economic indicators maintained strength through the final quarter of the period, which provided a tailwind for risk assets and helped US equities cap a third year of double-digit gains, despite the ongoing global pandemic and the economic disruptions it caused. Swift medical developments, including the global rollout of COVID-19 vaccines, as well as extraordinary fiscal and monetary stimulus unleashed by global economies, contributed to these gains.

What strategies or holdings affected the Portfolio’s performance?*

Potential tracking-error differences (i.e., the difference between the return of the Portfolio and that of the Index), brokerage costs, and other Portfolio costs and expenses caused the Portfolio’s return to slightly trail the return of its benchmark, the S&P 500 Index (the Index) during the reporting period.

In terms of positions, Microsoft Corp. and Apple Inc. were the largest contributors to Portfolio performance, while The Walt Disney Co. was the largest detractor.

The Portfolio closely tracked the Index during the period. Most of the buy or sell trades and trades made to increase or decrease the number of shares held in a position were traded market-on-close, or as close as possible to the end of the market day, to more closely track the Index. Securities-lending income consistently added to Portfolio returns. The income was greater for small-cap equities because it is often more difficult to borrow shares of some of the small-cap stocks, which are not typically as widely traded as large-cap stocks.

The Portfolio had a small exposure to derivative instruments during the period to help enhance liquidity, but the position did not have a material impact on performance.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Stock Index Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

PSF Stock Index Portfolio (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	6.7%
Microsoft Corp.	Software	6.1%
Amazon.com, Inc.	Internet & Direct Marketing Retail	3.5%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.1%
Tesla, Inc.	Automobiles	2.1%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.9%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	1.9%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.8%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.3%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund Benchmark Glossary — unaudited	December 31, 2021

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

Bloomberg Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the US Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years.

Bloomberg US Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Bloomberg US High Yield 1% Issuer Capped Index is an unmanaged index that covers the universe of US dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Lipper US Government Money Market Index invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

PSF PGIM 50/50 Balanced Portfolio Blended Index consists of the S&P 500 Index (50%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the US Treasury with maturities of three months, excluding zero coupon strips.

PSF PGIM Flexible Managed Portfolio Blended Index consists of the S&P 500 Index (60%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg US Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips.

PSF Natural Resources Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) World Energy Index (ND) (60%), an unmanaged capitalization-weighted index that is designed to capture the large and mid-cap segments across twenty-three Developed Markets countries. All securities in the index are classified in the Energy sector. MSCI (Morgan Stanley Capital International) World Materials Index (ND) (40%), an unmanaged capitalization-weighted index that is designed to capture the large and mid-cap segments across twenty-three Developed Markets countries. All securities in the index are classified in the Materials sector.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower forecasted growth values.

Russell 2500 Index is an unmanaged market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

The Prudential Series Fund Benchmark Glossary — unaudited (continued)	December 31, 2021

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small company stocks.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500, S&P MidCap 400, and S&P SmallCap 600 indexes are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index are calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index, or the data included therein.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2021

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

PSF Global (Class I)	Actual	$1,000.00	$1,044.29	0.74%	$3.81
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

PSF Global (Class III)	Actual	$1,000.00	$1,043.03	0.99%	$5.10
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

PSF International Growth (Class I)	Actual	$1,000.00	$1,033.73	1.01%	$5.18
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

PSF International Growth (Class II)	Actual	$1,000.00	$1,032.13	1.41%	$7.22
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

PSF Mid-Cap Growth (Class I)	Actual	$1,000.00	$1,020.31	0.64%	$3.26
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

PSF Mid-Cap Growth (Class II)	Actual	$1,000.00	$1,018.25	1.04%	$5.29
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

PSF Mid-Cap Growth (Class III)	Actual	$1,000.00	$1,019.32	0.88%	$4.48
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

PSF Natural Resources (Class I)	Actual	$1,000.00	$1,050.86	0.48%	$2.48
	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45

PSF Natural Resources (Class II)	Actual	$1,000.00	$1,048.98	0.88%	$4.54
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2021

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

PSF Natural Resources (Class III)	Actual	$1,000.00	$1,049.66	0.72%	$3.72
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

PSF PGIM 50/50 Balanced (Class I)	Actual	$1,000.00	$1,058.43	0.56%	$2.91
	Hypothetical	$1,000.00	$1,022.38	0.56%	$2.85

PSF PGIM 50/50 Balanced (Class III)	Actual	$1,000.00	$1,057.13	0.81%	$4.20
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

PSF PGIM Flexible Managed (Class I)	Actual	$1,000.00	$1,064.38	0.61%	$3.17
	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

PSF PGIM Flexible Managed (Class III)	Actual	$1,000.00	$1,062.97	0.86%	$4.47
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

PSF PGIM Government Income (Class I)	Actual	$1,000.00	$ 992.23	0.46%	$2.31
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

PSF PGIM Government Income (Class III)	Actual	$1,000.00	$ 990.82	0.69%	$3.46
	Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

PSF PGIM Government Money Market (Class I)	Actual	$1,000.00	$1,000.44	0.05%	$0.25
	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

PSF PGIM Government Money Market (Class III)	Actual	$1,000.00	$1,000.44	0.05%	$0.25
	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

PSF PGIM High Yield Bond (Class I)	Actual	$1,000.00	$1,019.88	0.57%	$2.90
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

PSF PGIM High Yield Bond (Class III)	Actual	$1,000.00	$1,018.35	0.81%	$4.12
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

PSF PGIM Jennison Blend (Class I)	Actual	$1,000.00	$1,074.02	0.46%	$2.40
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

PSF PGIM Jennison Blend (Class II)	Actual	$1,000.00	$1,071.84	0.86%	$4.49
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

PSF PGIM Jennison Blend (Class III)	Actual	$1,000.00	$1,072.63	0.70%	$3.66
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

PSF PGIM Jennison Focused Blend (Class I)	Actual	$1,000.00	$1,048.06	0.84%	$4.34
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

PSF PGIM Jennison Focused Blend (Class II)	Actual	$1,000.00	$1,045.73	1.24%	$6.39
	Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

PSF PGIM Jennison Focused Blend (Class III)	Actual	$1,000.00	$1,046.64	1.09%	$5.62
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

PSF PGIM Jennison Growth (Class I)	Actual	$1,000.00	$1,053.42	0.61%	$3.16
	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

PSF PGIM Jennison Growth (Class II)	Actual	$1,000.00	$1,051.40	1.01%	$5.22
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

PSF PGIM Jennison Growth (Class III)	Actual	$1,000.00	$1,052.17	0.86%	$4.45
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

PSF PGIM Jennison Value (Class I)	Actual	$1,000.00	$1,085.69	0.41%	$2.16
	Hypothetical	$1,000.00	$1,023.14	0.41%	$2.09

PSF PGIM Jennison Value (Class II)	Actual	$1,000.00	$1,083.33	0.81%	$4.25
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2021

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

PSF PGIM Jennison Value (Class III)	Actual	$1,000.00	$1,084.11	0.66%	$3.47
	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36

PSF PGIM Total Return Bond (Class I)	Actual	$1,000.00	$1,003.20	0.42%	$2.12
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14

PSF PGIM Total Return Bond (Class III)	Actual	$1,000.00	$1,002.56	0.67%	$3.38
	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

PSF Small-Cap Stock Index (Class I)	Actual	$1,000.00	$1,024.62	0.37%	$1.89
	Hypothetical	$1,000.00	$1,023.34	0.37%	$1.89

PSF Small-Cap Stock Index (Class III)	Actual	$1,000.00	$1,023.45	0.62%	$3.16
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

PSF Small-Cap Value (Class I)	Actual	$1,000.00	$1,055.26	0.95%	$4.92
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

PSF Stock Index (Class I)	Actual	$1,000.00	$1,114.91	0.29%	$1.55
	Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

PSF Stock Index (Class III)	Actual	$1,000.00	$1,113.47	0.54%	$2.88
	Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75

*Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2021, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A — Annual payment frequency for swaps
ABS — Asset-Backed Security
Aces — Alternative Credit Enhancements Securities
ADR — American Depositary Receipt
BABs — Build America Bonds
BBR — New Zealand Bank Bill Rate
bps — Basis Points
BROIS — Brazil Overnight Index Swap
BUBOR — Budapest Interbank Offered Rate
CDX — Credit Derivative Index
CLO — Collateralized Loan Obligation
CLOIS — Sinacofi Chile Interbank Rate Average
COOIS — Colombia Overnight Interbank Reference Rate
CPI — Consumer Price Index
CVA — Certificate Van Aandelen (Bearer)
CVT — Convertible Security
DIP — Debtor-In-Possession
EAFE — Europe, Australasia, Far East
EMTN — Euro Medium Term Note
ETF — Exchange-Traded Fund

EURIBOR — Euro Interbank Offered Rate
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GDR — Global Depositary Receipt
GMTN — Global Medium Term Note
GNMA — Government National Mortgage Association
IO — Interest Only (Principal amount represents notional)
iTraxx — International Credit Derivative Index
JIBAR — Johannesburg Interbank Agreed Rate
LIBOR — London Interbank Offered Rate
LP — Limited Partnership
M — Monthly payment frequency for swaps
MASTR — Morgan Stanley Structured Asset Security
MSCI — Morgan Stanley Capital International
MTN — Medium Term Note
NSA — Non-Seasonally Adjusted
OTC — Over-the-counter
PIK — Payment-in-Kind
PJSC — Public Joint-Stock Company
PRFC — Preference Shares
Q — Quarterly payment frequency for swaps
REITs — Real Estate Investment Trust
REMICS — Real Estate Mortgage Investment Conduit Security
S — Semiannual payment frequency for swaps
S&P — Standard & Poor’s
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
SPDR — Standard & Poor’s Depositary Receipts
STRIPs — Separate Trading of Registered Interest and Principal of Securities
T — Swap payment upon termination
TBA — To Be Announced
USAID — United States Agency for International Development
USOIS — United States Overnight Index Swap
WIBOR — Warsaw Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS

A1

PSF GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS — 97.3%
Argentina — 0.2%
MercadoLibre, Inc.*	1,751	$2,361,048

Australia — 1.1%
AGL Energy Ltd.	66,200	296,033
Aristocrat Leisure Ltd.	137,683	4,364,838
Australia & New Zealand Banking Group Ltd.	61,200	1,224,938
Beach Energy Ltd.	395,200	362,996
BHP Group Ltd.(a)	42,090	1,272,447
Fortescue Metals Group Ltd.	163,200	2,285,569
Harvey Norman Holdings Ltd.	258,700	929,609
Inghams Group Ltd.	420,300	1,073,130
Metcash Ltd.	412,500	1,351,764
Perenti Global Ltd.	432,300	290,903
Rio Tinto Ltd.	20,600	1,504,323
Service Stream Ltd.	343,700	201,273
St. Barbara Ltd.	343,600	365,027
Stockland, REIT	279,500	861,993
Super Retail Group Ltd.	105,600	957,264

		17,342,107

Austria — 0.3%
BAWAG Group AG, 144A*	16,000	983,978
OMV AG	33,700	1,916,458
Wienerberger AG	26,400	971,991

		3,872,427

Belgium — 0.2%
Bekaert SA	22,500	1,003,156
Telenet Group Holding NV	23,500	858,803
UCB SA	6,800	778,298

		2,640,257

Brazil — 0.1%
Yara International ASA	18,800	948,521

Canada — 2.0%
Canadian National Railway Co.	43,200	5,306,467
Magna International, Inc.	51,202	4,144,290
Shopify, Inc. (Class A Stock)*	12,273	16,904,708
TC Energy Corp.	77,063	3,586,512

		29,941,977

China — 2.4%
Alibaba Group Holding Ltd.*	186,844	2,804,369
China Resources Cement Holdings Ltd.	1,042,000	786,790
Kingboard Holdings Ltd.	216,000	1,051,370
Lee &Man Paper Manufacturing Ltd.	1,049,000	728,948
NXP Semiconductors NV	105,433	24,015,529
Tencent Holdings Ltd.	72,300	4,201,940
Wilmar International Ltd.	203,400	626,957
Wuxi Biologics Cayman, Inc., 144A*	158,000	1,895,242

		36,111,145

Denmark — 1.3%
AP Moller - Maersk A/S (Class B Stock)	400	1,435,027
Chr Hansen Holding A/S	20,115	1,587,139

	Shares	Value
COMMON STOCKS (continued)
Denmark (cont’d.)
Coloplast A/S (Class B Stock)	20,270	$3,563,747
D/S Norden A/S	32,500	828,365
Danske Bank A/S	61,200	1,056,143
DSV A/S	14,518	3,392,321
Jyske Bank A/S*	19,600	1,009,398
Novo Nordisk A/S (Class B Stock)	48,666	5,479,408
Orsted A/S, 144A	17,187	2,206,825

		20,558,373

Finland — 0.4%
Neste OYJ	53,667	2,650,325
Nokia OYJ*	236,600	1,491,475
Nordea Bank Abp	83,600	1,021,374
Valmet OYJ	27,100	1,161,503

		6,324,677

France — 4.5%
Airbus SE*	53,508	6,853,801
Arkema SA	8,700	1,227,375
AXA SA	54,100	1,615,412
BNP Paribas SA	28,200	1,950,502
Bouygues SA	33,300	1,194,307
Capgemini SE	4,000	981,070
Carrefour SA	89,600	1,642,399
Cie de Saint-Gobain	15,800	1,113,189
Cie Generale des Etablissements Michelin SCA	5,600	918,356
CNP Assurances	55,200	1,367,738
Credit Agricole SA	78,500	1,121,520
Faurecia SE	1,269	60,357
Ipsen SA	7,557	692,110
L’Oreal SA	8,453	4,013,182
LVMH Moet Hennessy Louis Vuitton SE	10,114	8,364,965
Nexity SA	13,100	616,578
Orange SA	140,000	1,499,031
Rubis SCA	22,100	660,497
Safran SA	39,176	4,791,653
Sanofi	31,700	3,191,947
Sartorius Stedim Biotech	6,400	3,514,978
Societe BIC SA	15,900	856,799
Societe Generale SA	28,600	983,836
Sopra Steria Group SACA	7,100	1,272,476
Teleperformance	6,242	2,779,853
TotalEnergies SE	58,800	2,988,592
TotalEnergies SE, ADR(a)	250,169	12,373,359

		68,645,882

Germany — 2.1%
Allianz SE	6,300	1,485,808
Aurubis AG	10,800	1,082,281
Bayer AG	23,300	1,247,101
Bayerische Motoren Werke AG	15,630	1,566,883
Daimler AG	17,600	1,352,236
Daimler Truck Holding AG*	8,800	323,507
Deutsche Post AG	43,900	2,816,558
Deutsche Telekom AG	45,300	838,724
Fresenius SE & Co. KGaA	18,600	748,149

SEE NOTES TO FINANCIAL STATEMENTS.

A2

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Germany (cont’d.)
HOCHTIEF AG	8,600	$695,358
Infineon Technologies AG	122,727	5,668,530
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,600	768,879
Rational AG	3,190	3,265,067
Rheinmetall AG	12,300	1,159,742
Siemens AG, ADR	57,659	4,993,269
Siltronic AG	8,900	1,422,895
United Internet AG	18,400	728,186
Volkswagen AG	7,100	2,088,636

		32,251,809

Hong Kong — 0.4%
AIA Group Ltd.	340,000	3,428,072
PAX Global Technology Ltd.	933,000	662,099
Tongda Group Holdings Ltd.*	8,180,000	262,370
WH Group Ltd., 144A	1,173,500	735,581
Xinyi Glass Holdings Ltd.	328,000	819,770
Yue Yuen Industrial Holdings Ltd.*	296,500	496,181

		6,404,073

India — 0.7%
HDFC Bank Ltd., ADR	70,154	4,564,921
Reliance Industries Ltd., 144A, GDR	89,960	5,772,241

		10,337,162

Ireland — 0.8%
ICON PLC*	10,985	3,402,055
Kingspan Group PLC	42,767	5,110,214
Ryanair Holdings PLC, ADR*	33,406	3,418,436

		11,930,705

Israel — 0.2%
Check Point Software Technologies Ltd.*	9,500	1,107,320
Wix.com Ltd.*	12,829	2,024,288

		3,131,608

Italy — 0.4%
A2A SpA	546,200	1,066,150
Enel SpA	103,800	831,168
Leonardo SpA*	97,000	691,085
Mediobanca Banca di Credito Finanziario SpA	87,600	1,006,442
Piaggio &C SpA	29,922	97,876
Pirelli &C SpA, 144A	171,800	1,193,823
UnipolSai Assicurazioni SpA	253,700	714,043

		5,600,587

Japan — 4.8%
Aozora Bank Ltd.	36,000	787,726
Asahi Intecc Co. Ltd.	44,500	954,893
Astellas Pharma, Inc.	46,000	748,344
Brother Industries Ltd.	44,300	853,364
Credit Saison Co. Ltd.	42,600	447,894
Dai-ichi Life Holdings, Inc.	39,900	806,293
Daikin Industries Ltd.	19,300	4,366,320

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Daiwa House Industry Co. Ltd.	31,900	$917,483
DCM Holdings Co. Ltd.	47,900	443,814
DTS Corp.	30,500	669,266
EDION Corp.	63,900	596,400
Gunze Ltd.	17,000	596,870
Haseko Corp.	53,900	668,385
Hazama Ando Corp.	119,600	899,122
Hitachi Ltd.	12,900	698,627
Honda Motor Co. Ltd.	61,600	1,744,902
Hoya Corp.	28,600	4,242,657
Isuzu Motors Ltd.	78,200	970,881
ITOCHU Corp.	54,300	1,661,804
Itoham Yonekyu Holdings, Inc.	117,500	671,256
Japan Airlines Co. Ltd.*	35,700	682,242
Japan Aviation Electronics Industry Ltd.	46,000	798,266
KDDI Corp.	98,800	2,883,881
Keiyo Bank Ltd.(The)	76,500	309,767
Keyence Corp.	9,000	5,650,093
Lintec Corp.	30,000	687,720
M3,Inc.	17,700	889,970
Marubeni Corp.	112,900	1,101,133
Medipal Holdings Corp.	30,600	573,958
Mitsubishi Gas Chemical Co.,Inc.	26,000	440,377
Mitsubishi HC Capital,Inc.	210,100	1,037,870
Mitsubishi UFJ Financial Group, Inc.	214,300	1,162,290
Mitsui & Co. Ltd.	56,300	1,333,269
Mitsui Chemicals, Inc.	42,400	1,142,172
Mizuho Financial Group, Inc.	73,620	936,240
Nihon M&A Center Holdings, Inc.	73,900	1,811,233
Nippon Telegraph & Telephone Corp.	107,900	2,955,744
Nishi-Nippon Financial Holdings, Inc.	48,600	314,059
Nisshin Oillio Group Ltd. (The)	21,400	539,400
Nomura Holdings, Inc.	270,700	1,178,868
Nomura Real Estate Holdings, Inc.	28,300	651,568
Obayashi Corp.	97,500	753,942
ORIX Corp.	65,000	1,323,242
Rengo Co. Ltd.	134,300	1,015,371
Resona Holdings, Inc.	366,600	1,424,258
Sankyu, Inc.	18,100	751,256
Sawai Group Holdings Co. Ltd.	14,300	547,198
Seino Holdings Co. Ltd.	72,500	735,308
Shiseido Co. Ltd.	25,400	1,416,453
SKY Perfect JSAT Holdings, Inc.	151,000	551,225
SMC Corp.	4,900	3,301,428
Sompo Holdings, Inc.	15,600	657,570
Sumitomo Heavy Industries Ltd.	32,300	784,403
Sumitomo Mitsui Financial Group, Inc.	40,900	1,399,690
Taisei Corp.	19,200	583,544
Teijin Ltd.	67,300	828,025
Toagosei Co. Ltd.	28,700	288,394
Toho Holdings Co. Ltd.	7,100	108,218
Tokuyama Corp.	26,500	421,366
Tokyo Seimitsu Co. Ltd.	13,200	582,529
Towa Pharmaceutical Co. Ltd.	28,200	702,798
Toyota Motor Corp.	55,000	1,009,601
Tsubakimoto Chain Co.	17,000	466,970
Ube Industries Ltd.	41,500	720,662

SEE NOTES TO FINANCIAL STATEMENTS.

A3

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Yokohama Rubber Co.Ltd. (The)	62,000	$993,681

		72,193,553

Netherlands — 1.6%
ABN AMRO Bank NV, 144A, CVA	45,300	666,765
Adyen NV, 144A*	1,812	4,764,438
Aegon NV	215,700	1,078,751
ASML Holding NV	8,060	6,456,218
ASR Nederland NV	21,200	978,358
ING Groep NV	71,300	996,611
Koninklijke Ahold Delhaize NV	89,100	3,053,802
NN Group NV	18,700	1,017,180
Randstad NV	14,700	1,007,120
Royal Dutch Shell PLC (Class B Stock)	141,000	3,095,369
Signify NV, 144A	27,400	1,270,763

		24,385,375

New Zealand — 0.1%
Air New Zealand Ltd.*	485,600	502,755
Fisher & Paykel Healthcare Corp. Ltd.	75,032	1,681,949

		2,1 84,704

Norway — 0.4%
DNB Bank ASA	53,600	1,226,518
Equinor ASA	41,200	1,092,958
TOMRA Systems ASA	42,680	3,055,794

		5,375,270

Singapore — 0.1%
DBS Group Holdings Ltd.	41,200	998,177
Venture Corp. Ltd.	79,500	1,081,834

		2,080,011

South Africa — 0.1%
Anglo American PLC	48,300	1,975,529

Spain — 0.6%
Amadeus IT Group SA*	60,373	4,086,857
Banco Santander SA	249,200	830,735
Endesa SA	37,700	866,236
Mapfre SA	494,400	1,015,063
Repsol SA	117,700	1,398,351
Telefonica SA	176,500	772,595

		8,969,837

Sweden — 1.8%
Atlas Copco AB (Class A Stock)	78,817	5,446,825
Boliden AB	35,400	1,369,563
EQT AB	42,129	2,303,174
Hexagon AB (Class B Stock)	347,359	5,501,091
Indutrade AB	77,450	2,370,538
Nibe Industrier AB (Class B Stock)	221,824	3,351,940
Securitas AB (Class B Stock)	65,700	904,000
Skanska AB (Class B Stock)	31,100	805,242
SKF AB (Class B Stock)	70,400	1,665,215
Swedbank AB (Class A Stock)	27,700	557,228
Swedish Orphan Biovitrum AB*	30,200	617,649

	Shares	Value
COMMON STOCKS (continued)
Sweden (cont’d.)
Volvo AB (Class B Stock)	113,600	$2,629,042

		27,521,507

Switzerland — 2.9%
Adecco Group AG	25,100	1,279,150
Baloise Holding AG	6,000	979,852
Credit Suisse Group AG	112,800	1,092,104
Helvetia Holding AG	7,600	894,301
Holcim Ltd.*	20,100	1,027,283
Lonza Group AG	7,452	6,215,915
Novartis AG	37,120	3,260,289
Partners Group Holding AG	3,074	5,070,332
Roche Holding AG	15,300	6,358,796
Sika AG	10,031	4,182,506
Straumann Holding AG	3,890	8,269,061
Swiss Life Holding AG	4,900	2,996,699
UBS Group AG	166,700	2,986,015

		44,612,303

Taiwan — 0.6%
Sea Ltd., ADR*	9,485	2,121,889
Taiwan Semiconductor Manufacturing Co. Ltd.	295,000	6,557,418

		8,679,307

United Kingdom — 4.1%
3i Group PLC	52,800	1,033,886
Ashtead Group PLC	71,994	5,777,839
Aviva PLC	197,000	1,091,873
BAE Systems PLC	338,300	2,514,700
Barratt Developments PLC	61,900	625,761
Bellway PLC	23,200	1,046,312
British American Tobacco PLC	63,000	2,337,805
BT Group PLC	455,900	1,044,180
Centrica PLC*	457,200	443,188
CK Hutchison Holdings Ltd.	155,500	1,002,751
Compass Group PLC*	130,600	2,911,097
Crest Nicholson Holdings PLC	143,814	724,783
Experian PLC	99,654	4,899,220
GlaxoSmithKline PLC	227,100	4,931,448
Go-Ahead Group PLC (The)*	34,500	312,883
Halma PLC	60,725	2,627,415
Imperial Brands PLC	56,400	1,232,885
International Consolidated Airlines Group SA*(a)	150,000	289,819
Investec PLC	79,700	432,136
J Sainsbury PLC	458,700	1,711,112
Keller Group PLC	48,200	645,630
Kingfisher PLC	357,200	1,636,580
Legal & General Group PLC	302,800	1,216,825
Lloyds Banking Group PLC	1,666,000	1,078,812
London Stock Exchange Group PLC	36,615	3,434,359
Marks &Spencer Group PLC*	279,900	876,980
Micro Focus International PLC	73,300	414,492
Paragon Banking Group PLC	105,900	811,199
Premier Foods PLC	357,756	544,313
Redde Northgate PLC	36,700	217,151
Redrow PLC	77,600	736,426

SEE NOTES TO FINANCIAL STATEMENTS.

A4

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United Kingdom (cont’d.)
Rentokil Initial PLC	321,995	$2,548,362
Segro PLC, REIT	217,019	4,218,916
Spirax-Sarco Engineering PLC	14,628	3,175,039
Tate & Lyle PLC	97,100	869,563
Taylor Wimpey PLC	263,400	624,339
Tesco PLC	213,800	839,238
Trainline PLC, 144A*	248,440	939,482
Vistry Group PLC	29,222	467,835

		62,286,634

United States — 63.1%
AbbVie, Inc.	57,612	7,800,665
Adobe, Inc.*	26,723	15,153,544
Alphabet, Inc. (Class C Stock)*	10,097	29,216,578
Amazon.com, Inc.*	4,890	16,304,923
Ameren Corp.	54,491	4,850,244
American International Group, Inc.	256,884	14,606,424
Anthem, Inc.	21,511	9,971,209
Applied Materials, Inc.	45,151	7,104,961
Atlassian Corp. PLC (Class A Stock)*	8,091	3,085,017
Autodesk, Inc.*	59,872	16,835,408
AvalonBay Communities, Inc., REIT	21,236	5,364,001
Bank of America Corp.	224,586	9,991,831
Becton, Dickinson & Co.	35,864	9,019,079
Boeing Co. (The)*	14,451	2,909,275
Brown-Forman Corp. (Class B Stock)	124,186	9,048,192
Bunge Ltd.	33,860	3,161,170
CF Industries Holdings, Inc.	81,725	5,784,496
Charles Schwab Corp. (The)	129,389	10,881,615
Chewy, Inc. (Class A Stock)*(a)	167,634	9,885,377
Chubb Ltd.	61,512	11,890,885
Cigna Corp.	28,123	6,457,885
Cintas Corp.	39,311	17,421,456
Cisco Systems, Inc.	80,276	5,087,090
Citigroup, Inc.	16,750	1,011,533
Citrix Systems, Inc.	40,631	3,843,286
Coca-Cola Co. (The)	76,804	4,547,565
Comcast Corp. (Class A Stock)	132,466	6,667,014
Conagra Brands, Inc.	114,354	3,905,189
ConocoPhillips	93,479	6,747,314
Costco Wholesale Corp.	26,003	14,761,903
Coupa Software, Inc.*	46,547	7,356,753
Cummins, Inc.	19,154	4,178,254
CVS Health Corp.	46,090	4,754,644
Dexcom, Inc.*	31,834	17,093,266
Edwards Lifesciences Corp.*	144,687	18,744,201
Elanco Animal Health, Inc.*	105,429	2,992,075
Entergy Corp.	31,491	3,547,461
Equitable Holdings, Inc.	182,165	5,973,190
Estee Lauder Cos., Inc. (The) (Class A Stock)	49,138	18,190,888
Exxon Mobil Corp.	90,948	5,565,108
Fifth Third Bancorp	207,393	9,031,965
Fiserv, Inc.*	56,659	5,880,638
Fox Corp. (Class B Stock)	52,280	1,791,636
General Electric Co.	172,556	16,301,365
Goldman Sachs Group, Inc. (The)	15,732	6,018,277
Hologic, Inc.*	56,833	4,351,134
Huntington Bancshares, Inc.	306,100	4,720,062

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
IDEX Corp.	51,489	$12,167,880
Illinois Tool Works, Inc.	22,138	5,463,658
International Flavors & Fragrances, Inc.	45,120	6,797,328
International Paper Co.	203,910	9,579,692
Intuit, Inc.	36,283	23,337,951
Intuitive Surgical, Inc.*	64,713	23,251,381
Johnson & Johnson	48,171	8,240,613
Kimberly-Clark Corp.	41,723	5,963,051
Kohl’s Corp.	48,249	2,383,018
L3Harris Technologies, Inc.	54,828	11,691,523
Las Vegas Sands Corp.*	79,466	2,991,100
Lululemon Athletica,Inc.*	34,893	13,658,865
Marsh &McLennan Cos., Inc.	31,238	5,429,789
Mastercard, Inc. (Class A Stock)	48,339	17,369,170
Match Group, Inc.*	103,308	13,662,483
Medtronic PLC	69,010	7,139,085
Merck & Co., Inc.	71,154	5,453,243
MetLife, Inc.	149,538	9,344,630
Microsoft Corp.	117,463	39,505,155
Morgan Stanley	56,755	5,571,071
News Corp. (Class A Stock)	199,355	4,447,610
NextEra Energy,Inc.	62,877	5,870,197
Nielsen Holdings PLC	98,943	2,029,321
PayPal Holdings, Inc.*	78,104	14,728,852
Perrigo Co. PLC	23,034	896,023
Pfizer,Inc.	106,672	6,298,982
Philip Morris International, Inc.	61,155	5,809,725
Pinterest, Inc. (Class A Stock)*	220,414	8,012,049
QUALCOMM, Inc.	64,008	11,705,143
Rockwell Automation, Inc.	9,193	3,206,978
Roper Technologies, Inc.	26,756	13,160,206
SBA Communications Corp., REIT	47,445	18,457,054
Sempra Energy	60,598	8,015,903
ServiceNow,Inc.*	38,210	24,802,493
Sherwin-Williams Co. (The)	50,032	17,619,269
Signature Bank	7,115	2,301,489
Southern Co. (The)	186,020	12,757,252
Southwest Airlines Co.*	74,985	3,212,357
Stellantis NV	74,557	1,416,629
Stericycle, Inc.*	54,849	3,271,194
TE Connectivity Ltd.	25,138	4,055,765
Texas Instruments, Inc.	35,624	6,714,055
Thermo Fisher Scientific, Inc.	40,367	26,934,477
TJX Cos., Inc. (The)	107,941	8,194,881
Tyson Foods, Inc. (Class A Stock)	78,512	6,843,106
United Parcel Service, Inc. (Class B Stock)	68,014	14,578,121
Veeva Systems, Inc. (Class A Stock)*	56,350	14,396,298
Walmart, Inc.	44,163	6,389,944
Walt Disney Co. (The)*	42,523	6,586,387
Wells Fargo & Co.	382,971	18,374,949
Welltower, Inc., REIT	42,524	3,647,283
Weyerhaeuser Co., REIT	245,124	10,094,206
Zimmer Biomet Holdings, Inc.	47,497	6,034,019

SEE NOTES TO FINANCIAL STATEMENTS.

A5

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Zoetis, Inc.	78,104	$19,059,719

		958,728,668

TOTAL COMMON STOCKS (cost $897,963,257)		1,477,395,056

PREFERRED STOCKS — 0.2%
Germany — 0.0%
Porsche Automobil Holding SE (PRFC)	11,600	1,099,226

United States — 0.2%
Becton, Dickinson &Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	18,231	961,685
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23	2,497	111,516
Southern Co. (The), Series 2019, CVT, 6.750%, Maturing 08/01/22	34,946	1,878,348

		2,951,549

TOTAL PREFERRED STOCKS (cost $3,460,607)		4,050,775

TOTAL LONG-TERM INVESTMENTS (cost $901,423,864)		1,481,445,831

SHORT-TERM INVESTMENTS — 3.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	33,642,687	33,642,687
PGIM Institutional Money Market Fund (cost $17,756,072; includes $17,754,240 of cash collateral for securities on loan)(b)(wa)	17,785,479	17,773,029

TOTAL SHORT-TERM INVESTMENTS (cost $51,398,759)		51,415,716

TOTAL INVESTMENTS—100.9% (cost $952,822,623)		1,532,861,547
Liabilities in excess of other assets — (0.9)%		(14,185,649)

NET ASSETS —100.0%		$1,518,675,898

See the Glossary for a list of the abbreviation(s)used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,214,249; cash collateral of $17,754,240 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Argentina	$2,361,048	$—	$—
Australia	—	17,342,107	—

SEE NOTES TO FINANCIAL STATEMENTS.

A6

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Austria	$—	$3,872,427	$—
Belgium	—	2,640,257	—
Brazil	—	948,521	—
Canada	29,941,977	—	—
China	24,015,529	12,095,616	—
Denmark	—	20,558,373	—
Finland	—	6,324,677	—
France	12,373,359	56,272,523	—
Germany	4,993,269	27,258,540	—
Hong Kong	—	6,404,073	—
India	4,564,921	5,772,241	—
Ireland	6,820,491	5,110,214	—
Israel	3,131,608	—	—
Italy	—	5,600,587	—
Japan	—	72,193,553	—
Netherlands	—	24,385,375	—
New Zealand	—	2,184,704	—
Norway	—	5,375,270	—
Singapore	—	2,080,011	—
South Africa	—	1,975,529	—
Spain	—	8,969,837	—
Sweden	—	27,521,507	—
Switzerland	—	44,612,303	—
Taiwan	2,121,889	6,557,418	—
United Kingdom	—	62,286,634	—
United States	957,312,039	1,416,629	—
Preferred Stocks
Germany	—	1,099,226	—
United States	2,951,549	—	—
Short-Term Investments
Affiliated Mutual Funds	51,415,716	—	—

Total	$1,102,003,395	$430,858,152	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	8.9%
Health Care Equipment & Supplies	6.9
Banks	4.9
Pharmaceuticals	4.6
Semiconductors & Semiconductor Equipment	4.6
IT Services	4.5
Insurance	4.3
Interactive Media & Services	3.6
Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	3.4
Machinery	3.2
Oil, Gas & Consumable Fuels	3.1
Chemicals	2.8
Equity Real Estate Investment Trusts (REITs)	2.8
Life Sciences Tools & Services 2.7
Capital Markets	2.6
Industrial Conglomerates	2.5
Internet & Direct Marketing Retail	2.1

Food & Staples Retailing	2.0%
Aerospace &Defense	1.9
Commercial Services &Supplies	1.9
Electric Utilities	1.8
Personal Products	1.6
Electronic Equipment, Instruments &Components	1.6
Textiles, Apparel &Luxury Goods	1.4
Health Care Providers & Services	1.4
Air Freight &Logistics	1.4
Food Products	1.2
Building Products	1.1
Health Care Technology	1.0
Multi-Utilities	0.9
Media	0.9
Professional Services	0.9
Beverages	0.9
Hotels, Restaurants &Leisure	0.8
Specialty Retail	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A7

PSF GLOBAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Automobiles	0.7%
Metals & Mining	0.7
Containers & Packaging	0.7
Trading Companies & Distributors	0.7
Tobacco	0.7
Entertainment	0.6
Diversified Financial Services	0.6
Road & Rail	0.6
Auto Components	0.6
Biotechnology	0.5
Diversified Telecommunication Services	0.5
Airlines	0.4
Communications Equipment	0.4
Household Products	0.4
Multiline Retail	0.4
Construction & Engineering	0.3
Electrical Equipment	0.3

Construction Materials	0.3%
Wireless Telecommunication Services	0.2
Household Durables	0.1
Marine	0.1
Real Estate Management & Development	0.1
Technology Hardware, Storage & Peripherals	0.1
Thrifts & Mortgage Finance	0.0	*
Paper & Forest Products	0.0	*
Gas Utilities	0.0	*
Consumer Finance	0.0	*

	100.9
Liabilities in excess of other assets	(0.9)

	100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$17,214,249	$(17,214,249)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

PSF GLOBAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $17,214,249:
Unaffiliated investments (cost $901,423,864)	$1,481,445,831
Affiliated investments (cost $51,398,759)	51,415,716
Foreign currency, at value (cost $2,564,968)	2,541,569
Tax reclaim receivable	2,161,216
Dividends and interest receivable	1,173,521
Receivable for investments sold	291,848
Receivable for Portfolio shares sold	22,061
Receivable from affiliate	2,563
Prepaid expenses	12,247

Total Assets	1,539,066,572

LIABILITIES
Payable to broker for collateral for securities on loan	17,754,240
Payable to affiliate	936,021
Management fee payable	904,105
Payable for Portfolio shares purchased	349,057
Payable for investments purchased	321,910
Accrued expenses and other liabilities	123,434
Affiliated transfer agent fee payable	980
Trustees’ fees payable	890
Distribution fee payable	37

Total Liabilities	20,390,674

NET ASSETS	$1,518,675,898

Net assets were comprised of:
Partners’ Equity	$1,518,675,898

Class I:
Net asset value and redemption price per share, $1,518,488,934 / 26,726,710 outstanding shares of beneficial interest	$56.82

Class III:
Net asset value and redemption price per share, $186,964 / 3,297 outstanding shares of beneficial interest	$56.72

Net Asset Values Per Share may not recalculate due to rounding

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,554,826 foreign withholding tax, of which $253,438 is reimbursable by an affiliate)	$23,422,728
Income from securities lending, net (including affiliated income of $18,308)	131,713
Affiliated dividend income	37,078

Total income	23,591,519

EXPENSES
Management fee	11,042,400
Distribution fee—Class III	198
Custodian and accounting fees	231,095
Shareholders’ reports	30,746
Audit fee	30,500
Trustees’ fees	27,979
Legal fees and expenses	26,254
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	77,019

Total expenses	11,476,873
Less: Fee waivers and/or expense reimbursement	(534,452)

Net expenses	10,942,421

NET INVESTMENT INCOME (LOSS)	12,649,098

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,918))	117,594,001
Foreign currency transactions	(161,290)

117,432,711

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,128))	113,121,519
Foreign currencies	(105,861)

113,015,658

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	230,448,369

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$243,097,467

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$12,649,098	$11,999,429
Net realized gain (loss) on investment and foreign currency transactions	117,432,711	96,903,741
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	113,015,658	74,773,343

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	243,097,467	183,676,513

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	17,833,148	15,803,644
Portfolio shares purchased	(119,303,863)	(86,119,207)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS.	(101,470,715)	(70,315,563)

TOTAL INCREASE (DECREASE)	141,626,752	113,360,950
NET ASSETS:
Beginning of year	1,377,049,146	1,263,688,196

End of year	$1,518,675,898	$1,377,049,146

SEE NOTES TO FINANCIAL STATEMENTS.

A9

PSF INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.0%

COMMON STOCKS — 97.6%
Argentina — 1.6%
MercadoLibre, Inc.*	1,304	$1,758,314

Australia — 0.6%
Aristocrat Leisure Ltd	21,249	673,637

Austria — 0.5%
BAWAG Group AG, 144A*	8,586	528,027

Brazil — 0.3%
NU Holdings Ltd. (Class A Stock)*(a)	33,047	309,981

Canada — 2.3%
Canadian National Railway Co	6,667	818,940
Shopify, Inc. (Class A Stock)*	1,212	1,669,397

		2,488,337

China — 3.4%
Alibaba Group Holding Ltd.*	28,816	432,504
Contemporary Amperex Technology Co Ltd. (Class A Stock)	10,799	998,685
NXP Semiconductors NV	3,939	897,225
Shenzhou International Group Holdings Ltd.	22,400	429,772
Tencent Holdings Ltd	11,200	650,923
Wuxi Biologics Cayman, Inc., 144A*	24,500	293,883

		3,702,992

Denmark — 2.3%
Chr Hansen Holding A/S	3,104	244,916
Coloplast A/S (Class B Stock)	3,128	549,946
DSV A/S	2,241	523,639
Novo Nordisk A/S (Class B Stock)	7,511	845,679
Orsted A/S, 144A	2,653	340,647

		2,504,827

Finland — 0.8%
Neste OYJ	8,283	409,053
Nordea Bank Abp	39,932	487,865

		896,918

France — 13.1%
Air Liquide SA	1,424	248,394
Airbus SE*	8,258	1,057,761
Arkema SA	1,965	277,217
Dassault Systemes SE	20,692	1,233,831
Hermes International	627	1,095,093
Kering SA	1,413	1,137,003
L’Oreal SA	3,812	1,809,801
LVMH Moet Hennessy Louis Vuitton SE	3,457	2,859,174
Pernod Ricard SA	6,814	1,640,137
Remy Cointreau SA	2,467	601,623
Safran SA	6,046	739,492
Sartorius Stedim Biotech	988	542,625
Teleperformance	2,019	899,155

		14,141,306

Germany — 4.6%
adidas AG	1,969	566,660
BioNTech SE, ADR*(a)	614	158,289

	Shares	Value

COMMON STOCKS (continued)
Germany (cont’d.)
Brenntag SE	7,493	$677,912
Deutsche Boerse AG	2,207	369,027
Gerresheimer AG	5,336	514,432
HelloFresh SE*	2,295	175,499
Infineon Technologies AG	18,941	874,849
Rational AG	492	503,578
SAP SE	671	94,783
SAP SE, ADR(a)	4,436	621,528
Scout24 SE, 144A	6,420	448,062

		5,004,619

Hong Kong — 3.0%
AIA Group Ltd.	92,600	933,645
Techtronic Industries Co. Ltd.	114,680	2,284,067

		3,217,712

India — 1.9%
HDFC Bank Ltd., ADR	10,801	702,821
Infosys Ltd., ADR	16,315	412,932
Reliance Industries Ltd., 144A, GDR	13,838	887,909

		2,003,662

Ireland — 4.2%
AerCap Holdings NV*	7,200	471,024
CRH PLC	17,807	943,336
ICON PLC*	1,695	524,942
Kerry Group PLC (Class A Stock)	4,068	524,052
Kingspan Group PLC	6,601	788,751
Ryanair Holdings PLC, ADR*	5,156	527,614
Smurfit Kappa Group PLC	14,415	794,692

		4,574,411

Israel — 0.3%
Wix.com Ltd.*	1,975	311,635

Italy — 2.5%
Amplifon SpA	6,996	376,866
Brunello Cucinelli SpA*	12,585	868,902
Ferrari NV	4,508	1,169,307
Nexi SpA, 144A*	18,504	294,133

		2,709,208

Japan — 8.8%
Asahi Intecc Co. Ltd.	6,900	148,062
Daikin Industries Ltd.	3,000	678,703
Fujitsu Ltd.	2,700	461,413
GMO Payment Gateway, Inc.	4,122	511,680
Hoya Corp.	4,400	652,716
Keyence Corp.	2,920	1,833,141
M3, Inc.	2,700	135,758
Menicon Co. Ltd.	16,535	489,365
Nihon M&A Center Holdings, Inc.	11,400	279,405
Nitori Holdings Co. Ltd.	2,200	328,409
Otsuka Corp.	9,100	433,463
SCSK Corp.	23,600	468,607
Shiseido Co. Ltd.	4,100	228,640
SMC Corp.	800	539,009
Sony Group Corp.	6,800	856,213
Subaru Corp.	14,000	250,263

SEE NOTES TO FINANCIAL STATEMENTS.

A10

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
TechnoPro Holdings, Inc.	3,100	$93,980
Terumo Corp	11,100	468,866
Tokio Marine Holdings, Inc.	4,900	272,244
Toyota Motor Corp.	22,300	409,347

		9,539,284

Luxembourg — 0.7%
Eurofins Scientific SE	5,966	739,158

Netherlands — 7.4%
Adyen NV, 144A*	1,143	3,005,382
Argenx SE, ADR*	1,839	644,000
ASML Holding NV	3,396	2,720,262
Heineken NV	6,544	735,716
Koninklijke DSM NV	1,432	322,627
Koninklijke Philips NV	15,517	578,298

		8,006,285

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	11,580	259,582

Norway — 0.4%
TOMRA Systems ASA	6,587	471,615

Singapore — 0.5%
DBS Group Holdings Ltd.	20,364	493,371

Spain — 0.6%
Amadeus IT Group SA*	9,318	630,768

Sweden — 4.0%
Assa Abloy AB (Class B Stock)	20,811	635,439
Atlas Copco AB (Class A Stock)	12,164	840,620
Autoliv, Inc.	7,846	811,355
EQT AB	6,502	355,461
Hexagon AB (Class B Stock)	53,610	849,016
Indutrade AB	11,953	365,850
Nibe Industrier AB (Class B Stock)	34,244	517,455

		4,375,196

Switzerland — 11.8%
Alcon, Inc.	6,221	548,698
Cie Financiere Richemont SA (Class A Stock)	3,973	595,009
Givaudan SA	183	960,876
Julius Baer Group Ltd.	6,289	419,771
Lonza Group AG	2,924	2,438,988
Novartis AG	7,598	667,340
Partners Group Holding AG	474	781,827
Roche Holding AG	2,620	1,088,892
SGS SA	121	403,753
SIG Combibloc Group AG*	16,125	451,318
Sika AG	1,548	645,451
Sonova Holding AG	1,343	525,333
Straumann Holding AG	1,202	2,555,119
UBS Group AG	36,921	661,348

		12,743,723

Taiwan — 3.5%
Sea Ltd., ADR*	7,000	1,565,970
Taiwan Semiconductor Manufacturing Co. Ltd.	45,000	1,000,284

	Shares	Value

COMMON STOCKS (continued)
Taiwan (cont’d.)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,462	$1,258,683

		3,824,937

United Kingdom — 12.6%
Ashtead Group PLC	23,065	1,851,069
Bunzl PLC	23,999	937,644
Compass Group PLC*	33,320	742,709
DCC PLC	8,667	709,396
Diageo PLC	11,684	638,173
Electrocomponents PLC	17,556	286,037
Experian PLC	15,380	756,116
Fevertree Drinks PLC	11,039	404,458
Halma PLC	9,372	405,502
Lloyds Banking Group PLC	544,371	352,505
London Stock Exchange Group PLC	13,779	1,292,422
Petershill Partners PLC, 144A*	73,075	274,024
Prudential PLC	30,223	520,787
RELX PLC	25,714	836,479
Rentokil Initial PLC	49,695	393,301
Segro PLC, REIT	33,494	651,134
Smith & Nephew PLC	15,436	269,855
Spirax-Sarco Engineering PLC	2,258	490,104
St. James’s Place PLC	16,907	384,583
Trainline PLC, 144A*	38,005	143,717
Travis Perkins PLC	12,785	268,827
Unilever PLC	10,211	546,908
Weir Group PLC (The)	20,501	476,568

		13,632,318

United States — 5.4%
Aon PLC (Class A Stock)	1,256	377,503
Atlassian Corp. PLC (Class A Stock)*	5,276	2,011,686
Ferguson PLC	4,256	753,749
Globant SA*	2,906	912,746
Lululemon Athletica, Inc.*	1,147	448,993
QIAGEN NV*	9,918	551,243
Schneider Electric SE	3,795	744,866

		5,800,786

Uruguay — 0.3%
Dlocal Ltd.*(a)	9,543	340,590

TOTAL COMMON STOCKS (cost $61,771,740)		105,683,199

PREFERRED STOCK — 1.4%
Germany
Sartorius AG (PRFC)	2,145	1,451,907

(cost $159,341)

TOTAL LONG-TERM INVESTMENTS (cost $61,931,081)		107,135,106

SHORT-TERM INVESTMENTS — 2.2%

AFFILIATED MUTUAL FUNDS — 1.8%
PGIM Core Ultra Short Bond Fund(wa)	602,494	602,494

SEE NOTES TO FINANCIAL STATEMENTS.

A11

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

	Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $1,368,732; includes $1,368,682 of cash collateral for securities on loan)(b)(wa)	1,370,037	$1,369,078

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,971,226)		1,971,572

UNAFFILIATED FUND — 0.4%
BlackRock Liquidity FedFund, (Institutional Shares)	410,271	410,271

(cost $410,271)

TOTAL SHORT-TERM INVESTMENTS (cost $2,381,497)		2,381,843

TOTAL INVESTMENTS—101.2% (cost $64,312,578)		109,516,949
Liabilities in excess of other assets — (1.2)%		(1,264,700)

NET ASSETS — 100.0%		$108,252,249

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,337,611; cash collateral of $1,368,682 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Argentina	$1,758,314	$—	$—
Australia	—	673,637	—
Austria	—	528,027	—
Brazil	309,981	—	—
Canada	2,488,337	—	—
China	897,225	2,805,767	—
Denmark	—	2,504,827	—
Finland	—	896,918	—
France	—	14,141,306	—
Germany	779,817	4,224,802	—
Hong Kong	—	3,217,712	—
India	1,115,753	887,909	—
Ireland	1,523,580	3,050,831	—
Israel	311,635	—	—
Italy	—	2,709,208	—
Japan	—	9,539,284	—
Luxembourg	—	739,158	—
Netherlands	644,000	7,362,285	—
New Zealand	—	259,582	—
Norway	—	471,615	—
Singapore	—	493,371	—
Spain	—	630,768	—

SEE NOTES TO FINANCIAL STATEMENTS.

A12

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Sweden	$ 811,355	$ 3,563,841	$—
Switzerland	—	12,743,723	—
Taiwan	2,824,653	1,000,284	—
United Kingdom	—	13,632,318	—
United States	4,302,171	1,498,615	—
Uruguay	340,590	—	—
Preferred Stock
Germany	—	1,451,907	—
Short-Term Investments
Affiliated Mutual Funds	1,971,572	—	—
Unaffiliated Fund	410,271	—	—

Total	$20,489,254	$89,027,695	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

IT Services	8.7%
Health Care Equipment & Supplies	7.8
Textiles, Apparel & Luxury Goods	7.3
Semiconductors & Semiconductor Equipment	6.2
Life Sciences Tools & Services	5.3
Machinery	5.0
Trading Companies & Distributors	4.8
Capital Markets	4.1
Beverages	3.8
Software	3.7
Professional Services	3.1
Electronic Equipment, Instruments & Components	2.9
Banks	2.7
Chemicals	2.5
Building Products	2.4
Pharmaceuticals	2.4
Personal Products	2.4
Insurance	2.1
Internet & Direct Marketing Retail	2.0
Affiliated Mutual Funds (1.3% represents investments purchased with collateral from securities on loan)	1.8
Automobiles	1.7
Aerospace & Defense	1.7
Electrical Equipment	1.6
Entertainment	1.4
Hotels, Restaurants & Leisure	1.4

Oil, Gas & Consumable Fuels	1.2%
Containers & Packaging	1.1
Interactive Media & Services	1.0
Construction Materials	0.9
Commercial Services & Supplies	0.8
Household Durables	0.8
Road & Rail	0.8
Auto Components	0.7
Biotechnology	0.7
Industrial Conglomerates	0.7
Equity Real Estate Investment Trusts (REITs)	0.6
Airlines	0.5
Food Products	0.5
Air Freight & Logistics	0.5
Unaffiliated Fund	0.4
Health Care Providers & Services	0.3
Electric Utilities	0.3
Specialty Retail	0.3
Food & Staples Retailing	0.2
Health Care Technology	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A13

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,337,611	$(1,337,611)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $1,337,611:
Unaffiliated investments (cost $62,341,352)	$107,545,377
Affiliated investments (cost $1,971,226)	1,971,572
Foreign currency, at value (cost $52,273)	52,867
Tax reclaim receivable	309,362
Receivable for investments sold	31,268
Dividends receivable	30,647
Receivable for Portfolio shares sold	16,649
Receivable from affiliate	800
Prepaid expenses and other assets	1,816

Total Assets	109,960,358

LIABILITIES
Payable to broker for collateral for securities on loan	1,368,682
Payable to affiliate	123,091
Accrued expenses and other liabilities	78,789
Management fee payable	76,570
Payable for investments purchased	59,360
Affiliated transfer agent fee payable	980
Trustees’ fees payable	340
Payable for Portfolio shares purchased	235
Distribution fee payable	39
Administration fee payable	23

Total Liabilities	1,708,109

NET ASSETS	$108,252,249

Net assets were comprised of:
Partners’ Equity	$108,252,249

Class I:
Net asset value and redemption price per share, $108,066,001 /7,835,315 outstanding shares of beneficial interest	$13.79

Class II:
Net asset value and redemption price per share, $186,248 /14,142 outstanding shares of beneficial interest	$13.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $119,301 foreign withholding tax, of which $13,625 is reimbursable by an affiliate)	$1,087,979
Income from securities lending, net (including affiliated income of $2,306)	4,235
Affiliated dividend income	1,072

Total income	1,093,286

EXPENSES
Management fee	921,926
Distribution fee—Class II	471
Administration fee—Class II	283
Custodian and accounting fees	111,897
Audit fee	29,400
Shareholders’ reports	26,649
Legal fees and expenses	20,882
Trustees’ fees	10,920
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	29,598

Total expenses	1,162,708
Less: Fee waivers and/or expense reimbursement	(66,357)

Net expenses	1,096,351

NET INVESTMENT INCOME (LOSS)	(3,065)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,188)	10,850,583
Foreign currency transactions	(10,516)

10,840,067

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,180))	1,956,011
Foreign currencies	(6,541)

1,949,470

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	12,789,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,786,472

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(3,065)	$38,409
Net realized gain (loss) on investment and foreign currency transactions	10,840,067	8,925,584
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,949,470	16,525,818

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,786,472	25,489,811

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	4,771,632	5,403,610
Portfolio shares purchased	(12,643,096)	(13,300,644)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(7,871,464)	(7,897,034)

TOTAL INCREASE (DECREASE)	4,915,008	17,592,777
NET ASSETS:
Beginning of year	103,337,241	85,744,464

End of year	$108,252,249	$103,337,241

SEE NOTES TO FINANCIAL STATEMENTS.

A15

PSF MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 98.7%

COMMON STOCKS
Aerospace & Defense — 0.5%
HEICO Corp. (Class A Stock)	15,273	$1,962,886

Airlines — 1.1%
Delta Air Lines, Inc.*	84,610	3,306,559
Frontier Group Holdings, Inc.*(a)	98,864	1,341,584

		4,648,143

Banks — 2.5%
First Republic Bank	18,228	3,764,264
Signature Bank	10,491	3,393,524
SVB Financial Group*	5,276	3,578,394

		10,736,182

Beverages — 1.2%
Constellation Brands, Inc. (Class A Stock)	19,705	4,945,364

Biotechnology — 5.6%
Agios Pharmaceuticals, Inc.*(a)	50,800	1,669,796
Alnylam Pharmaceuticals, Inc.*	27,558	4,673,286
Exact Sciences Corp.*(a)	41,906	3,261,544
Exelixis, Inc.*	108,842	1,989,632
Horizon Therapeutics PLC*	52,150	5,619,684
Natera, Inc.*	29,368	2,742,678
Neurocrine Biosciences, Inc.*	22,667	1,930,548
Seagen, Inc.*	13,734	2,123,276

		24,010,444

Building Products — 4.2%
Advanced Drainage Systems, Inc.	15,863	2,159,430
Fortune Brands Home & Security, Inc.	35,915	3,839,314
Trane Technologies PLC	42,407	8,567,486
Trex Co., Inc.*	24,109	3,255,438

		17,821,668

Capital Markets — 4.6%
Affiliated Managers Group, Inc.	16,684	2,744,685
Ares Management Corp. (Class A Stock)	31,586	2,566,994
Evercore, Inc. (Class A Stock)	13,906	1,889,130
LPL Financial Holdings, Inc.	25,234	4,039,711
MarketAxess Holdings, Inc.	5,761	2,369,327
Morningstar, Inc.	5,294	1,810,495
MSCI, Inc.	6,509	3,987,999

		19,408,341

Commercial Services & Supplies — 1.8%
ACV Auctions, Inc. (Class A Stock)*	32,630	614,749
Copart, Inc.*	46,817	7,098,394

		7,713,143

Communications Equipment — 0.9%
Arista Networks, Inc.*	26,257	3,774,444

Construction & Engineering — 1.1%
Quanta Services, Inc.(a)	40,426	4,635,245

Consumer Finance — 0.7%
Discover Financial Services	26,891	3,107,524

	Shares	Value

COMMON STOCKS (continued)
Diversified Consumer Services — 0.7%
Bright Horizons Family Solutions, Inc.*	24,879	$3,131,769

Electrical Equipment — 2.3%
AMETEK, Inc.	26,274	3,863,329
Generac Holdings, Inc.*	16,342	5,751,077

		9,614,406

Electronic Equipment, Instruments & Components — 4.4%
Keysight Technologies, Inc.*	27,456	5,669,939
Littelfuse, Inc.	12,168	3,829,026
Trimble, Inc.*	31,265	2,725,995
Zebra Technologies Corp. (Class A Stock)*	10,741	6,393,043

		18,618,003

Entertainment — 2.8%
ROBLOX Corp. (Class A Stock)*(a)	23,352	2,408,992
Roku, Inc.*	23,242	5,303,825
Spotify Technology SA*	6,928	1,621,360
Take-Two Interactive Software, Inc.*	15,470	2,749,328

		12,083,505

Health Care Equipment & Supplies — 5.3%
Align Technology, Inc.*	2,624	1,724,440
Cooper Cos., Inc. (The)	8,914	3,734,431
Dexcom, Inc.*	14,994	8,051,028
Hologic, Inc.*	34,093	2,610,160
Insulet Corp.*	13,707	3,647,022
ResMed, Inc.	11,099	2,891,068

		22,658,149

Health Care Providers & Services — 3.4%
Acadia Healthcare Co., Inc.*	36,584	2,220,649
Amedisys, Inc.*	11,090	1,795,249
Centene Corp.*	70,382	5,799,477
McKesson Corp.	18,524	4,604,510

		14,419,885

Health Care Technology — 0.4%
Teladoc Health, Inc.*(a)	19,812	1,819,138

Hotels, Restaurants & Leisure — 4.2%
Aramark	77,554	2,857,865
Booking Holdings, Inc.*	639	1,533,108
Chipotle Mexican Grill, Inc.*	2,166	3,786,710
DraftKings, Inc. (Class A Stock)*(a)	75,086	2,062,612
Hilton Worldwide Holdings, Inc.*	27,755	4,329,502
Royal Caribbean Cruises Ltd.*(a)	43,729	3,362,760

		17,932,557

Household Durables — 1.6%
Garmin Ltd.	19,957	2,717,545
Helen of Troy Ltd.*(a)	16,946	4,142,788

		6,860,333

Insurance — 0.5%
Progressive Corp. (The)	21,510	2,208,002

Interactive Media & Services — 1.6%
Bumble, Inc. (Class A Stock)*(a)	61,190	2,071,893

SEE NOTES TO FINANCIAL STATEMENTS.

A16

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Match Group, Inc.*	36,251	$4,794,195

		6,866,088

Internet & Direct Marketing Retail — 0.7%
Chewy, Inc. (Class A Stock)*(a)	26,768	1,578,509
Etsy, Inc.*	6,155	1,347,576

		2,926,085

IT Services — 4.1%
Affirm Holdings, Inc.*	14,819	1,490,199
Global Payments, Inc.	22,484	3,039,387
Globant SA*	6,266	1,968,088
MongoDB, Inc.*	11,451	6,061,587
Okta, Inc.*	16,214	3,634,692
Remitly Global, Inc.*	52,094	1,074,178

		17,268,131

Leisure Products — 0.4%
Brunswick Corp.	16,277	1,639,582

Life Sciences Tools & Services — 3.7%
Agilent Technologies, Inc.	46,160	7,369,444
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	61,289	2,568,009
Mettler-Toledo International, Inc.*	3,533	5,996,243

		15,933,696

Machinery — 2.0%
Ingersoll Rand, Inc.	79,116	4,894,907
ITT, Inc.	35,720	3,650,227

		8,545,134

Metals & Mining — 0.7%
Freeport-McMoRan, Inc.	74,606	3,113,308

Oil, Gas & Consumable Fuels — 0.9%
EOG Resources, Inc.	42,246	3,752,712

Pharmaceuticals — 1.9%
Catalent, Inc.*	27,652	3,540,285
Jazz Pharmaceuticals PLC*	18,829	2,398,815
Royalty Pharma PLC (Class A Stock)	55,836	2,225,065

		8,164,165

Professional Services — 2.4%
Equifax, Inc.	19,913	5,830,327
IHS Markit Ltd	32,420	4,309,267

		10,139,594

Road & Rail — 2.4%
Lyft, Inc. (Class A Stock)*(a)	81,093	3,465,104
Old Dominion Freight Line, Inc.	18,696	6,700,272

		10,165,376

Semiconductors & Semiconductor Equipment — 9.8%
Advanced Micro Devices, Inc.*	32,849	4,726,971
Entegris, Inc.	44,433	6,157,525
Lam Research Corp.	6,098	4,385,377
Marvell Technology, Inc.	50,897	4,452,978
Microchip Technology, Inc.	45,959	4,001,191

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
SolarEdge Technologies, Inc.*	22,994	$6,451,427
Teradyne, Inc.	39,133	6,399,419
Wolfspeed, Inc.*(a)	22,493	2,514,043
Xilinx, Inc.	11,898	2,522,733

		41,611,664

Software — 12.5%
Bill. com Holdings, Inc.*	11,373	2,833,583
Cadence Design Systems, Inc.*	30,352	5,656,095
Confluent, Inc. (Class A Stock)*(a)	31,927	2,434,114
Crowdstrike Holdings, Inc. (Class A Stock)*	23,601	4,832,305
Five9, Inc.*(a)	18,687	2,566,099
HashiCorp, Inc. (Class A Stock)*(a)	5,549	505,181
HubSpot, Inc.*	8,805	5,803,816
Palo Alto Networks, Inc.*	15,449	8,601,385
Synopsys, Inc.*	16,916	6,233,546
Trade Desk, Inc. (The) (Class A Stock)*	64,597	5,919,669
UiPath, Inc. (Class A Stock)*(a)	15,395	663,986
Unity Software, Inc.*	15,483	2,213,914
Zscaler, Inc.*	14,908	4,790,388

		53,054,081

Specialty Retail — 5.2%
Burlington Stores, Inc.*	15,094	4,400,052
CarMax, Inc.*	17,922	2,333,982
National Vision Holdings, Inc.*(a)	43,349	2,080,318
O’Reilly Automotive, Inc.*	5,670	4,004,324
Tractor Supply Co.	21,086	5,031,120
Ulta Beauty, Inc.*	10,549	4,349,775

		22,199,571

Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc.*	6,380	2,497,451

TOTAL LONG-TERM INVESTMENTS
( cost $276,820,097)		419,985,769

SHORT-TERM INVESTMENTS — 8.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	6,531,135	6,531,135
PGIM Institutional Money Market Fund (cost $30,947,201; includes $30,944,398 of cash collateral for securities on loan)(b)(wa)	31,017,795	30,996,082

TOTAL SHORT-TERM INVESTMENTS (cost $37,478,336)		37,527,217

TOTAL INVESTMENTS—107.5% ( cost $314,298,433)		457,512,986
Liabilities in excess of other assets — (7.5)%		(31,774,331)

NET ASSETS — 100.0%		$425,738,655

SEE NOTES TO FINANCIAL STATEMENTS.

A17

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $30,237,400; cash collateral of $30,944,398 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level  2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level  3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 1,962,886	$—	$—
Airlines	4,648,143	—	—
Banks	10,736,182	—	—
Beverages	4,945,364	—	—
Biotechnology	24,010,444	—	—
Building Products	17,821,668	—	—
Capital Markets	19,408,341	—	—
Commercial Services & Supplies	7,713,143	—	—
Communications Equipment	3,774,444	—	—
Construction & Engineering	4,635,245	—	—
Consumer Finance	3,107,524	—	—
Diversified Consumer Services	3,131,769	—	—
Electrical Equipment	9,614,406	—	—
Electronic Equipment, Instruments & Components	18,618,003	—	—
Entertainment	12,083,505	—	—
Health Care Equipment & Supplies	22,658,149	—	—
Health Care Providers & Services	14,419,885	—	—
Health Care Technology	1,819,138	—	—
Hotels, Restaurants & Leisure	17,932,557	—	—
Household Durables	6,860,333	—	—
Insurance	2,208,002	—	—
Interactive Media & Services	6,866,088	—	—
Internet & Direct Marketing Retail	2,926,085	—	—
IT Services	17,268,131	—	—
Leisure Products	1,639,582	—	—
Life Sciences Tools & Services	15,933,696	—	—
Machinery	8,545,134	—	—
Metals & Mining	3,113,308	—	—
Oil, Gas & Consumable Fuels	3,752,712	—	—
Pharmaceuticals	8,164,165	—	—
Professional Services	10,139,594	—	—
Road & Rail	10,165,376	—	—
Semiconductors & Semiconductor Equipment	41,611,664	—	—
Software	53,054,081	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A18

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Specialty Retail	$ 22,199,571	$—	$—
Textiles, Apparel & Luxury Goods	2,497,451	—	—
Short-Term Investments
Affiliated Mutual Funds	37,527,217	—	—

Total	$457,512,986	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	12.5%
Semiconductors & Semiconductor Equipment	9.8
Affiliated Mutual Funds (7.3% represents investments purchased with collateral from securities on loan)	8.8
Biotechnology	5.6
Health Care Equipment & Supplies	5.3
Specialty Retail	5.2
Capital Markets	4.6
Electronic Equipment, Instruments & Components	4.4
Hotels, Restaurants & Leisure	4.2
Building Products	4.2
IT Services	4.1
Life Sciences Tools & Services	3.7
Health Care Providers & Services	3.4
Entertainment	2.8
Banks	2.5
Road & Rail	2.4
Professional Services	2.4
Electrical Equipment	2.3
Machinery	2.0
Pharmaceuticals	1.9
Commercial Services & Supplies	1.8

Interactive Media & Services	1.6%
Household Durables	1.6
Beverages	1.2
Airlines	1.1
Construction & Engineering	1.1
Communications Equipment	0.9
Oil, Gas & Consumable Fuels	0.9
Diversified Consumer Services	0.7
Metals & Mining	0.7
Consumer Finance	0.7
Internet & Direct Marketing Retail	0.7
Textiles, Apparel & Luxury Goods	0.6
Insurance	0.5
Aerospace & Defense	0.5
Health Care Technology	0.4
Leisure Products	0.4

107.5
Liabilities in excess of other assets	(7.5)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$30,237,400	$(30,237,400)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions

SEE NOTES TO FINANCIAL STATEMENTS.

A19

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of
$30,237,400:
Unaffiliated investments ( cost $276,820,097)	$419,985,769
Affiliated investments ( cost $37,478,336)	37,527,217
Cash	32,136
Receivable for Portfolio shares sold	41,427
Dividends receivable	19,166
Tax reclaim receivable	18,826
Prepaid expenses	3,385

Total Assets	457,627,926

LIABILITIES
Payable to broker for collateral for securities on loan	30,944,398
Payable for investments purchased	613,421
Management fee payable	213,672
Accrued expenses and other liabilities	104,464
Payable to affiliate	7,944
Payable for Portfolio shares purchased	3,677
Affiliated transfer agent fee payable	980
Trustees’ fees payable	481
Distribution fee payable	200
Administration fee payable	34

Total Liabilities	31,889,271

NET ASSETS	$425,738,655

Net assets were comprised of:
Partners’ Equity	$425,738,655

Class I:
Net asset value and redemption price per share, $424,688,572 / 13,858,546 outstanding shares of beneficial interest	$30.64

Class II:
Net asset value and redemption price per share, $270,881 /9,520 outstanding shares of beneficial interest	$28.45

Class III:
Net asset value and redemption price per share, $779,202 / 25,467 outstanding shares of beneficial interest	$30.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $6,157 foreign
withholding tax)	$1,412,604
Income from securities lending, net ( including affiliated income of $23,191)	61,158
Affiliated dividend income	10,006

Total income	1,483,768

EXPENSES
Management fee	2,448,239
Distribution fee—Class II	747
Distribution fee—Class III	532
Administration fee—Class II	448
Custodian and accounting fees	53,534
Audit fee	31,000
Shareholders’ reports	27,828
Legal fees and expenses	22,171
Trustees’ fees	15,000
Transfer agent’s fees and expenses ( including affiliated expense of $5,882)	10,682
Miscellaneous	21,324

Total expenses	2,631,505

NET INVESTMENT INCOME (LOSS)	(1,147,737)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(6,880))	48,576,527
Foreign currency transactions	(362)

48,576,165

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,232))	(7,196,032)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	41,380,133

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,232,396

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(1,147,737)	$(456,313)
Net realized gain (loss) on investment and foreign currency transactions	48,576,165	44,796,196
Net change in unrealized appreciation (depreciation) on investments	(7,196,032)	80,524,571

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,232,396	124,864,454

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	36,381,574	21,356,366
Portfolio shares purchased	(33,319,232)	(44,027,064)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	3,062,342	(22,670,698)

TOTAL INCREASE (DECREASE)	43,294,738	102,193,756
NET ASSETS:
Beginning of year	382,443,917	280,250,161

End of year	$425,738,655	$382,443,917

SEE NOTES TO FINANCIAL STATEMENTS.

A20

PSF NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 99.7%
COMMON STOCKS
Agricultural Products — 1.0%
Darling Ingredients, Inc.*	62,985	$4,364,231

Air Freight & Logistics — 1.3%
GXO Logistics, Inc.*	62,915	5,714,569

Aluminum — 1.2%
Norsk Hydro ASA (Norway)	699,410	5,521,302

Auto Parts & Equipment — 1.0%
Aptiv PLC*	27,185	4,484,166

Automobile Manufacturers — 1.3%
Ford Motor Co.	293,035	6,086,337

Building Products — 1.2%
Johnson Controls International PLC	64,080	5,210,345

Construction & Engineering — 1.0%
Quanta Services, Inc.	37,925	4,348,481

Copper — 2.8%
Freeport-McMoRan, Inc.	299,890	12,514,410

Diversified Chemicals — 1.0%
Chemours Co. (The)	130,940	4,394,346

Diversified Metals & Mining — 4.8%
BHP Group Ltd. (Australia)(a)	139,128	4,206,059
Glencore PLC (Australia)*	1,311,300	6,652,835
MP Materials Corp.*(a)	131,455	5,970,686
Rio Tinto PLC (Australia)	68,216	4,524,835

		21,354,415

Electric Utilities — 1.0%
NextEra Energy, Inc.	48,720	4,548,499

Electrical Components & Equipment — 5.7%
Eaton Corp. PLC	26,085	4,508,010
Generac Holdings, Inc.*	22,980	8,087,121
Plug Power, Inc.*(a)	225,525	6,366,571
Shoals Technologies Group, Inc. (Class A Stock)*	55,470	1,347,921
Sunrun, Inc.*(a)	144,560	4,958,408

		25,268,031

Electronic Components — 0.8%
Samsung SDI Co. Ltd. (South Korea)	6,335	3,476,602

Fertilizers & Agricultural Chemicals — 0.5%
Sociedad Quimica y Minera de Chile SA (Chile), ADR	44,130	2,225,476

Gold — 1.0%
Wheaton Precious Metals Corp. (Brazil)	102,167	4,384,066

Industrial Gases — 5.7%
Air Liquide SA (France)	30,107	5,251,686
Air Products & Chemicals, Inc.	22,370	6,806,296
Linde PLC (United Kingdom)	38,795	13,439,752

		25,497,734

Industrial Machinery — 0.9%
Chart Industries, Inc.*	26,425	4,214,523

Integrated Oil & Gas — 21.5%
BP PLC (United Kingdom), ADR	411,350	10,954,251

	Shares	Value
COMMON STOCKS (continued)
Integrated Oil & Gas (cont’d.)
Chevron Corp.	201,865	$23,688,858
Equinor ASA (Norway)	438,000	11,619,305
Exxon Mobil Corp.	367,170	22,467,132
Royal Dutch Shell PLC (Netherlands)(Class B Stock)	821,795	18,040,840
TotalEnergies SE (France), ADR(a)	180,670	8,935,938

		95,706,324

Oil & Gas Equipment & Services — 5.1%
Baker Hughes Co.	430,180	10,350,131
Schlumberger NV	409,970	12,278,601

		22,628,732

Oil & Gas Exploration & Production — 16.8%
ConocoPhillips	302,366	21,824,778
Coterra Energy, Inc.	115,987	2,203,753
Devon Energy Corp.	245,250	10,803,262
Diamondback Energy, Inc.	84,615	9,125,728
EOG Resources, Inc.	102,575	9,111,737
Hess Corp.	94,820	7,019,525
Marathon Oil Corp.	299,195	4,912,782
Pioneer Natural Resources Co.	54,508	9,913,915

		74,915,480

Oil & Gas Refining & Marketing — 5.9%
Marathon Petroleum Corp.	164,445	10,522,836
Valero Energy Corp.	212,882	15,989,567

		26,512,403

Oil & Gas Storage & Transportation — 6.1%
Cheniere Energy, Inc.	62,480	6,336,722
Kinder Morgan, Inc.	451,660	7,163,328
ONEOK, Inc.	90,075	5,292,807
Williams Cos., Inc. (The)	327,040	8,516,121

		27,308,978

Precious Metals & Minerals — 0.0%
Sedibelo Platinum Mines Ltd. (South Africa) Private Placement (original cost $1,102,975; purchased 11/27/07)*^(f)	129,100	24,464

Renewable Electricity — 1.2%
Sunnova Energy International, Inc.*(a)	193,780	5,410,338

Semiconductor Equipment — 2.6%
Enphase Energy, Inc.*	26,790	4,900,962
SolarEdge Technologies, Inc.*	23,675	6,642,495

		11,543,457

Semiconductors — 3.5%
Analog Devices, Inc.	26,350	4,631,539
NXP Semiconductors NV (China)	21,710	4,945,104
ON Semiconductor Corp.*	88,915	6,039,107

		15,615,750

Specialty Chemicals — 4.8%
Albemarle Corp.	37,230	8,703,257
Livent Corp.*(a)	181,535	4,425,823
Shin-Etsu Chemical Co. Ltd. (Japan)	27,800	4,809,951

SEE NOTES TO FINANCIAL STATEMENTS.

A21

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Specialty Chemicals (cont’d.)
SK IE Technology Co. Ltd. (South Korea), 144A*	23,435	$3,307,453

		21,246,484

TOTAL LONG-TERM INVESTMENTS
( cost $316,566,077)		444,519,943

SHORT-TERM INVESTMENTS — 5.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	2,305,472	2,305,472
PGIM Institutional Money Market Fund ( cost $23,367,207; Includes $23,365,440 of cash collateral for securities on loan)(b)(wa)	23,402,328	23,385,947

TOTAL SHORT-TERM INVESTMENTS ( cost $25,672,679)		25,691,419

TOTAL INVESTMENTS—105.5% ( cost $342,238,756)		470,211,362
Liabilities in excess of other assets — (5.5)%		(24,423,221)

NET ASSETS — 100.0%		$445,788,141

See the Glossary for a list of the abbreviation(s) used in the annual report:

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $24,464 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $22,737,976; cash collateral of $23,365,440 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the original cost of such security is $1,102,975. The value of $24,464 is 0.0% of net assets.

(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$ —	$15,383,729	$ —
Brazil	4,384,066	—	—
Chile	2,225,476	—	—
China	4,945,104	—	—
France	8,935,938	5,251,686	—
Japan	—	4,809,951	—
Netherlands	—	18,040,840	—
Norway	—	17,140,607	—
South Africa	—	—	24,464
South Korea	—	6,784,055	—
United Kingdom	24,394,003	—	—
United States	332,200,024	—	—
Short-Term Investments
Affiliated Mutual Funds	25,691,419	—	—

Total	$402,776,030	$67,410,868	$24,464

SEE NOTES TO FINANCIAL STATEMENTS.

A22

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Country Classification:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

United States (including 5.2% of collateral for securities on loan)	80.2%
United Kingdom	5.5
Netherlands	4.1
Norway	3.8
Australia	3.5
France	3.2
South Korea	1.5
China	1.1
Japan	1.1

Brazil	1.0%
Chile	0.5
South Africa	0.0 *

105.5
Liabilities in excess of other assets	(5.5)
100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$22,737,976	$(22,737,976)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $22,737,976:
Unaffiliated investments (cost $316,566,077)	$444,519,943
Affiliated investments (cost $25,672,679)	25,691,419
Foreign currency, at value (cost $1,980)	1,996
Receivable for investments sold	1,206,856
Tax reclaim receivable	917,090
Dividends receivable	371,316
Receivable for Portfolio shares sold	6,537
Prepaid expenses	4,218

Total Assets	472,719,375

LIABILITIES
Payable to broker for collateral for securities on loan	23,365,440
Payable for investments purchased	2,421,303
Payable to affiliate	697,151
Management fee payable	166,177
Payable for Portfolio shares purchased	165,830
Accrued expenses and other liabilities	104,982
Distribution fee payable	5,633
Administration fee payable	3,260
Affiliated transfer agent fee payable	980
Trustees’ fees payable	478

Total Liabilities	26,931,234

NET ASSETS	$445,788,141

Net assets were comprised of:
Partners’ Equity	$445,788,141

Class I:
Net asset value and redemption price per share, $419,172,672/12,219,576 outstanding shares of beneficial interest	$34.30

Class II:
Net asset value and redemption price per share, $25,635,640/782,293 outstanding shares of beneficial interest	$32.77

Class III:
Net asset value and redemption price per share, $979,829 / 28,613 outstanding shares of beneficial interest	$34.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $281,288 foreign withholding tax, of which $12,726 is reimbursable by an affiliate)	$12,256,898
Income from securities lending, net (including affiliated income of $21,798)	146,986
Affiliated dividend income	4,001

Total income	12,407,885

EXPENSES
Management fee	1,938,549
Distribution fee—Class II	69,594
Distribution fee—Class III	578
Administration fee—Class II	41,757
Custodian and accounting fees	64,390
Shareholders’ reports	52,707
Audit fee	29,700
Legal fees and expenses	22,129
Trustees’ fees	14,848
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	35,485

Total expenses	2,280,419
Less: Fee waivers and/or expense reimbursement	(34,463)

Net expenses	2,245,956

NET INVESTMENT INCOME (LOSS)	10,161,929

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,989)) (net of foreign capital gains taxes $(88,814))	83,495,283
Foreign currency transactions	(47,685)

83,447,598

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,065)) (net of change in foreign capital gains taxes $128,644)	(100,643)
Foreign currencies	(14,365)

(115,008)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	83,332,590

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$93,494,519

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment Income (loss)	$10,161,929	$7,278,252
Net realized gain (loss) on investment and foreign currency transactions	83,447,598	(34,800,100)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(115,008)	67,213,184

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	93,494,519	39,691,336

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	24,288,772	18,902,478
Portfolio shares purchased	(56,248,016)	(56,008,630)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(31,959,244)	(37,106,152)

TOTAL INCREASE (DECREASE)	61,535,275	2,585,184
NET ASSETS:
Beginning of year	384,252,866	381,667,682

End of year	$445,788,141	$384,252,866

SEE NOTES TO FINANCIAL STATEMENTS.

A24

PSF PGIM 50/50 BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 87.6%
COMMON STOCKS — 53.6%
Aerospace & Defense — 0.7%
Airbus SE (France)*	1,220	$156,269
Boeing Co. (The)*	20,650	4,157,258
General Dynamics Corp.	8,600	1,792,842
Howmet Aerospace, Inc.	14,980	476,814
Huntington Ingalls Industries, Inc.	1,600	298,784
L3Harris Technologies, Inc.	7,670	1,635,551
Lockheed Martin Corp.	9,420	3,347,962
Northrop Grumman Corp.	5,762	2,230,297
Raytheon Technologies Corp.	56,555	4,867,123
Textron, Inc.	8,700	671,640
TransDigm Group, Inc.*	1,940	1,234,383

		20,868,923

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.(a)	5,200	559,676
Deutsche Post AG (Germany)	5,503	353,064
DSV A/S (Denmark)	837	195,576
Expeditors International of Washington, Inc.	6,300	846,027
FedEx Corp.	9,280	2,400,179
United Parcel Service, Inc. (Class B Stock)	27,300	5,851,482

		10,206,004

Airlines — 0.1%
Alaska Air Group, Inc.*	4,900	255,290
American Airlines Group, Inc.*(a)	25,100	450,796
Delta Air Lines, Inc.*	24,200	945,736
Southwest Airlines Co.*	21,900	938,196
United Airlines Holdings, Inc.*	12,400	542,872

		3,132,890

Auto Components — 0.1%
Aisin Corp. (Japan)	300	11,517
Aptiv PLC*(a)	10,200	1,682,490
BorgWarner, Inc.	8,700	392,109
Bridgestone Corp. (Japan)	2,200	94,681
Cie Generale des Etablissements Michelin SCA (France)	356	58,381
Denso Corp. (Japan)	1,000	82,866

		2,322,044

Automobiles — 1.4%
Bayerische Motoren Werke AG (Germany)	671	67,267
Daimler AG (Germany)	3,749	288,042
Ferrari NV (Italy)	234	60,696
Ford Motor Co.	147,285	3,059,109
General Motors Co.*	54,500	3,195,335
Isuzu Motors Ltd. (Japan)	16,400	203,612
Stellantis NV	2,124	40,008
Suzuki Motor Corp. (Japan)	800	30,796
Tesla, Inc.*	30,600	32,337,468
Toyota Motor Corp. (Japan)	8,500	156,029
Volkswagen AG (Germany)	65	19,121

		39,457,483

	Shares	Value

COMMON STOCKS (continued)
Banks — 2.2%
Australia & New Zealand Banking Group Ltd. (Australia)	12,411	$248,410
Bank Hapoalim BM (Israel)	24,327	250,479
Bank Leumi Le-Israel BM (Israel)	24,516	263,774
Bank of America Corp.	270,941	12,054,165
Barclays PLC (United Kingdom)	35,682	90,331
BNP Paribas SA (France)	4,019	277,981
Citigroup, Inc.	76,035	4,591,754
Citizens Financial Group, Inc.	16,400	774,900
Comerica, Inc.	4,900	426,300
Commonwealth Bank of Australia (Australia)	1,280	94,025
DBS Group Holdings Ltd. (Singapore)	9,000	218,048
DNB Bank ASA (Norway)	2,007	45,926
Fifth Third Bancorp.	25,621	1,115,795
First Republic Bank	6,500	1,342,315
Huntington Bancshares, Inc.	56,736	874,869
ING Groep NV (Netherlands)	8,003	111,864
Israel Discount Bank Ltd. (Israel) (Class A Stock)	2,329	15,687
Japan Post Bank Co. Ltd. (Japan)	1,400	12,829
JPMorgan Chase & Co.	111,145	17,599,811
KBC Group NV (Belgium)	528	45,634
KeyCorp.	36,500	844,245
Lloyds Banking Group PLC (United Kingdom)	459,888	297,799
M&T Bank Corp.	5,000	767,900
Mediobanca Banca di Credito Finanziario SpA (Italy)	19,726	226,633
Mitsubishi UFJ Financial Group, Inc. (Japan)	64,800	351,453
Mizuho Financial Group, Inc. (Japan)	4,920	62,569
National Australia Bank Ltd. (Australia)	6,699	140,516
NatWest Group PLC (United Kingdom)	12,155	37,175
Nordea Bank Abp (Finland)	6,685	81,673
Oversea-Chinese Banking Corp. Ltd. (Singapore)	3,900	33,008
People’s United Financial, Inc.	15,300	272,646
PNC Financial Services Group, Inc. (The)	15,933	3,194,885
Raiffeisen Bank International AG (Austria)	315	9,368
Regions Financial Corp.	35,403	771,785
Signature Bank	2,300	743,981
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	3,021	41,985
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,000	68,444
SVB Financial Group*	2,180	1,478,563
Svenska Handelsbanken AB (Sweden) (Class A Stock)	3,245	35,120
Swedbank AB (Sweden) (Class A Stock)	1,800	36,210
Truist Financial Corp.	50,101	2,933,414
U.S. Bancorp.	50,685	2,846,976
United Overseas Bank Ltd. (Singapore)	1,900	37,919
Wells Fargo & Co.	149,964	7,195,273

SEE NOTES TO FINANCIAL STATEMENTS.

A25

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Zions Bancorp NA.	6,350	$401,066

		63,365,503

Beverages — 0.7%
Brown-Forman Corp. (Class B Stock)	7,075	515,484
Carlsberg A/S (Denmark) (Class B Stock)	195	33,706
Coca-Cola Co. (The)	145,801	8,632,877
Coca-Cola HBC AG (Russia)*	6,855	237,017
Constellation Brands, Inc. (Class A Stock)	6,200	1,556,014
Diageo PLC (United Kingdom)	931	50,851
Molson Coors Beverage Co. (Class B Stock)(a)	7,300	338,355
Monster Beverage Corp.*	13,900	1,334,956
PepsiCo, Inc.	51,907	9,016,765

		21,716,025

Biotechnology — 0.9%
AbbVie, Inc.	66,301	8,977,155
Amgen, Inc.	21,337	4,800,185
Biogen, Inc.*	5,660	1,357,947
Gilead Sciences, Inc.	47,100	3,419,931
Incyte Corp.*	6,900	506,460
Moderna, Inc.*	13,050	3,314,439
Regeneron Pharmaceuticals, Inc.*	3,900	2,462,928
Vertex Pharmaceuticals, Inc.*	9,800	2,152,080

		26,991,125

Building Products — 0.3%
A.O. Smith Corp.	5,200	446,420
Allegion PLC	3,433	454,667
Carrier Global Corp.	32,202	1,746,637
Cie de Saint-Gobain (France)	4,482	315,779
Fortune Brands Home & Security, Inc.	5,300	566,570
Geberit AG (Switzerland)	354	289,010
Johnson Controls International PLC.	26,822	2,180,897
Kingspan Group PLC (Ireland)	303	36,205
Lixil Corp. (Japan)	600	15,994
Masco Corp.	9,200	646,024
Trane Technologies PLC.	8,800	1,777,864
Xinyi Glass Holdings Ltd. (Hong Kong)	73,000	182,449

		8,658,516

Capital Markets — 1.6%
3i Group PLC (United Kingdom)	14,126	276,604
abrdn PLC (United Kingdom)	13,050	42,527
Ameriprise Financial, Inc.	4,220	1,273,005
Bank of New York Mellon Corp. (The)	29,458	1,710,921
BlackRock, Inc.	5,370	4,916,557
Cboe Global Markets, Inc.	4,000	521,600
Charles Schwab Corp. (The)	56,350	4,739,035
CME Group, Inc.	13,500	3,084,210
Daiwa Securities Group, Inc. (Japan)	40,200	226,635
EQT AB (Sweden)	608	33,239
FactSet Research Systems, Inc.	1,400	680,414
Franklin Resources, Inc.(a)	11,000	368,390
Goldman Sachs Group, Inc. (The)	12,780	4,888,989

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
Intercontinental Exchange, Inc.	21,855	$2,989,108
Invesco Ltd.	13,300	306,166
Macquarie Group Ltd. (Australia)	2,163	322,641
MarketAxess Holdings, Inc.	1,420	584,003
Moody’s Corp.	6,150	2,402,067
Morgan Stanley	54,819	5,381,033
MSCI, Inc.	3,060	1,874,832
Nasdaq, Inc.	4,500	945,045
Northern Trust Corp.	7,700	920,997
Partners Group Holding AG (Switzerland)	47	77,523
Raymond James Financial, Inc.	7,050	707,820
S&P Global, Inc.	9,160	4,322,879
SBI Holdings, Inc. (Japan)	600	16,333
State Street Corp.	13,500	1,255,500
T. Rowe Price Group, Inc.(a)	8,400	1,651,776
UBS Group AG (Switzerland)	20,471	366,687

		46,886,536

Chemicals — 1.0%
Air Products & Chemicals, Inc.	8,200	2,494,932
Albemarle Corp.	4,500	1,051,965
Arkema SA (France)	130	18,340
Asahi Kasei Corp. (Japan)	2,600	24,442
Celanese Corp.	4,300	722,658
CF Industries Holdings, Inc.	8,400	594,552
Corteva, Inc.	27,247	1,288,238
Covestro AG (Germany), 144A	4,060	249,051
Dow, Inc.	27,647	1,568,138
DuPont de Nemours, Inc.	19,747	1,595,163
Eastman Chemical Co.	5,200	628,732
Ecolab, Inc.	9,400	2,205,146
Evonik Industries AG (Germany)	440	14,256
FMC Corp.	5,000	549,450
ICL Group Ltd. (Israel)	8,550	82,065
International Flavors & Fragrances, Inc.	9,200	1,385,980
Linde PLC (United Kingdom)	19,500	6,755,385
LyondellBasell Industries NV (Class A Stock)	9,800	903,854
Mitsubishi Chemical Holdings Corp. (Japan)	2,700	20,047
Mitsui Chemicals, Inc. (Japan)	7,800	210,116
Mosaic Co. (The)	14,300	561,847
Nitto Denko Corp. (Japan)	300	23,150
PPG Industries, Inc.	9,200	1,586,448
Sherwin-Williams Co. (The)	9,150	3,222,264
Shin-Etsu Chemical Co. Ltd. (Japan)	700	121,114
Solvay SA (Belgium)	155	18,001
Sumitomo Chemical Co. Ltd. (Japan)	3,100	14,616
Tosoh Corp. (Japan)	9,500	141,267
Yara International ASA (Brazil)	350	17,659

		28,068,876

Commercial Services & Supplies — 0.2%
Cintas Corp.	3,420	1,515,641
Copart, Inc.*	7,900	1,197,798
Rentokil Initial PLC (United Kingdom)	3,827	30,288
Republic Services, Inc.	7,765	1,082,829
Rollins, Inc.	8,700	297,627

SEE NOTES TO FINANCIAL STATEMENTS.

A26

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
Securitas AB (Sweden) (Class B Stock)	663	$9,123
Waste Management, Inc.	14,542	2,427,060

		6,560,366

Communications Equipment — 0.5%
Arista Net works, Inc.*	8,300	1,193,125
Cisco Systems, Inc.	158,100	10,018,797
F5, Inc.*	2,300	562,833
Juniper Net works, Inc.	12,000	428,520
Motorola Solutions, Inc.	6,489	1,763,061
Nokia OYJ (Finland)*	11,130	70,161

		14,036,497

Construction & Engineering — 0.0%
Eiffage SA (France)	180	18,546
Quanta Services, Inc.	5,100	584,766
Skanska AB (Sweden) (Class B Stock)	437	11,315
Vinci SA (France)	1,115	117,796

		732,423

Construction Materials — 0.1%
HeidelbergCement AG (Germany)	1,503	101,917
Martin Marietta Materials, Inc.	2,480	1,092,489
Vulcan Materials Co.	5,100	1,058,658

		2,253,064

Consumer Finance — 0.3%
American Express Co.	23,600	3,860,960
Capital One Financial Corp.	16,561	2,402,836
Discover Financial Services	11,140	1,287,338
Synchrony Financial	21,172	982,169

		8,533,303

Containers & Packaging — 0.2%
Amcor PLC	59,850	718,798
Avery Dennison Corp.	3,100	671,367
Ball Corp.	12,100	1,164,867
International Paper Co.	14,473	679,942
Packaging Corp. of America	3,500	476,525
Sealed Air Corp.	5,700	384,579
Smurfit Kappa Group PLC (Ireland)	4,519	249,130
Westrock Co.	10,444	463,296

		4,808,504

Distributors — 0.1%
Genuine P Arts Co.	5,500	771,100
LKQ Corp.	10,000	600,300
Pool Corp.	1,480	837,680

		2,209,080

Diversified Consumer Services — 0.0%
IDP Education Ltd. (Australia)	448	11,293

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	69,230	20,699,770
EXOR NV (Netherlands)	154	13,869
Industrivarden AB (Sweden) (Class A Stock)	49	1,560

	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services (cont’d.)
Investor AB (Sweden) (Class A Stock)	1,064	$28,121
Investor AB (Sweden) (Class B Stock)	3,828	96,245

		20,839,565

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	267,936	6,591,226
Deutsche Telekom AG (Germany)	6,933	128,364
Elisa OYJ (Finland)	297	18,283
Koninklijke KPN NV (Netherlands)	48,562	150,948
Lumen Technologies, Inc.(a)	37,179	466,596
Nippon Telegraph & Telephone Corp. (Japan)	5,400	147,924
Telefonica Deutschland Holding AG (Germany)	73,551	204,343
Telefonica SA (Spain)	29,040	127,117
Verizon Communications, Inc.	155,676	8,088,925

		15,923,726

Electric Utilities — 0.9%
Alliant Energy Corp.	9,300	571,671
American Electric Power Co., Inc.	18,560	1,651,283
Chubu Electric Power Co., Inc. (Japan)	1,200	12,680
CK Infrastructure Holdings Ltd. (Hong Kong)	1,500	9,558
Duke Energy Corp.	28,861	3,027,519
Edison International	14,100	962,325
Electricite de France SA (France)	2,448	28,762
Endesa SA (Spain)	10,083	231,678
Enel SpA (Italy)	16,295	130,480
Entergy Corp.	7,700	867,405
Evergy, Inc.	8,500	583,185
Eversource Energy	12,700	1,155,446
Exelon Corp.	36,313	2,097,439
FirstEnergy Corp.	20,156	838,288
Fortum OYJ (Finland)	930	28,510
Iberdrola SA (Spain)	19,293	228,303
NextEra Energy, Inc.	73,600	6,871,296
NRG Energy, Inc.	8,700	374,796
Pinnacle West Capital Corp.	4,100	289,419
Power Assets Holdings Ltd. (Hong Kong)	28,500	177,635
PPL Corp.	29,900	898,794
Red Electrica Corp. SA (Spain)	911	19,753
Southern Co. (The)	39,300	2,695,194
SSE PLC (United Kingdom)	7,676	171,174
Xcel Energy, Inc.	20,010	1,354,677

		25,277,270

Electrical Equipment — 0.3%
AMETEK, Inc.	8,600	1,264,544
Eaton Corp. PLC	14,937	2,581,412
Emerson Electric Co.	22,200	2,063,934
Generac Holdings, Inc.*	2,500	879,800
Mitsubishi Electric Corp. (Japan)	3,700	47,017
Rockwell Automation, Inc.	4,500	1,569,825
Schneider Electric SE	1,105	216,885

		8,623,417

SEE NOTES TO FINANCIAL STATEMENTS.

A27

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	22,200	$1,941,612
CDW Corp.	5,050	1,034,139
Corning, Inc.	28,500	1,061,055
IPG Photonics Corp.*	1,400	240,996
Keyence Corp. (Japan)	500	313,894
Keysight Technologies, Inc.*	6,800	1,404,268
TE Connectivity Ltd.	12,200	1,968,348
Teledyne Technologies, Inc.*	1,860	812,615
Trimble, Inc.*	9,300	810,867
Zebra Technologies Corp. (Class A Stock)*	1,970	1,172,544

		10,760,338

Energy Equipment & Services — 0.1%
Baker Hughes Co.	30,698	738,594
Halliburton Co.	33,300	761,571
Schlumberger NV	51,924	1,555,124

		3,055,289

Entertainment — 0.9%
Activision Blizzard, Inc.	28,900	1,922,717
Electronic Arts, Inc.	10,500	1,384,950
Konami Holdings Corp. (Japan)	200	9,568
Live Nation Entertainment, Inc.*	4,900	586,481
Netflix, Inc.*	16,610	10,006,528
Nintendo Co. Ltd. (Japan)	300	139,930
Take-Two Interactive Software, Inc.*	4,500	799,740
Walt Disney Co. (The)*	68,182	10,560,710

		25,410,624

Equity Real Estate Investment Trusts (REITs) — 1.4%
Alexandria Real Estate Equities, Inc.	5,380	1,199,525
American Tower Corp.	17,060	4,990,050
AvalonBay Communities, Inc.	5,375	1,357,671
Boston Properties, Inc.	5,200	598,936
Crown Castle International Corp.	16,200	3,381,588
Dexus (Australia)	29,980	243,366
Digital Realty Trust, Inc.	10,500	1,857,135
Duke Realty Corp.	14,000	918,960
Equinix, Inc.	3,364	2,845,406
Equity Residential	12,600	1,140,300
Essex Property Trust, Inc.	2,550	898,186
Extra Space Storage, Inc.	4,900	1,110,977
Federal Realty Investment Trust	2,700	368,064
Goodman Group (Australia)	3,740	72,161
GPT Group (The) (Australia)	4,163	16,443
Healthpeak Properties, Inc.	20,900	754,281
Host Hotels & Resorts, Inc.*	26,682	464,000
Iron Mountain, Inc.(a)	11,302	591,434
Kimco Realty Corp.	23,700	584,205
Klepierre SA (France)*	435	10,311
Link REIT (Hong Kong)	4,400	38,721
Mid-America Apartment Communities, Inc.	4,500	1,032,480
Prologis, Inc.	27,777	4,676,536
Public Storage	5,820	2,179,939
Realty Income Corp.	21,300	1,524,867
Regency Centers Corp.	5,600	421,960

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
SBA Communications Corp.	4,000	$1,556,080
Simon Property Group, Inc.	12,393	1,980,030
Stockland (Australia)	49,094	151,409
UDR, Inc.	10,300	617,897
Ventas, Inc.	14,568	744,716
Vornado Realty Trust	6,125	256,393
Welltower, Inc.	15,700	1,346,589
Weyerhaeuser Co.	27,818	1,145,545

		41,076,161

Food & Staples Retailing — 0.8%
Carrefour SA (France)	1,080	19,797
Coles Group Ltd. (Australia)	2,544	33,192
Costco Wholesale Corp.	16,580	9,412,466
Etablissements Franz Colruyt NV (Belgium)	120	5,085
Jeronimo Martins SGPS SA (Portugal)	496	11,332
Kesko OYJ (Finland) (Class B Stock)	528	17,615
Koninklijke Ahold Delhaize NV (Netherlands)	9,594	328,824
Kroger Co. (The)	25,192	1,140,190
Seven & i Holdings Co. Ltd. (Japan)	1,100	48,344
Sysco Corp.	19,000	1,492,450
Tesco PLC (United Kingdom)	33,576	131,797
Walgreens Boots Alliance, Inc.	26,600	1,387,456
Walmart, Inc.	53,600	7,755,384

		21,783,932

Food Products — 0.5%
Archer-Daniels-Midland Co.	20,726	1,400,870
Campbell Soup Co.(a)	7,900	343,334
Conagra Brands, Inc.	18,500	631,775
General Mills, Inc.	22,500	1,516,050
Hershey Co. (The)	5,700	1,102,779
Hormel Foods Corp.	11,000	536,910
J.M. Smucker Co. (The)	4,200	570,444
Kellogg Co.(a)	9,500	611,990
Kraft Heinz Co. (The)	26,767	960,935
Lamb Weston Holdings, Inc.	5,400	342,252
McCormick & Co., Inc.	9,540	921,660
MEIJI Holdings Co. Ltd. (Japan)	300	17,899
Mondelez International, Inc. (Class A Stock)	52,453	3,478,159
Nestle SA (Switzerland)	4,179	584,873
NH Foods Ltd. (Japan)	200	7,202
Orkla ASA (Norway)	22,383	224,584
Tate & Lyle PLC (United Kingdom)	5,783	51,789
Tyson Foods, Inc. (Class A Stock)	10,900	950,044
Wilmar International Ltd. (China)	74,800	230,562

		14,484,111

Gas Utilities — 0.0%
Atmos Energy Corp.	4,800	502,896
Osaka Gas Co. Ltd. (Japan)	800	13,248
Snam SpA (Italy)	4,231	25,501

		541,645

SEE NOTES TO FINANCIAL STATEMENTS.

A28

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	66,500	$9,359,210
ABIOMED, Inc.*	1,660	596,222
Align Technology, Inc.*	2,720	1,787,530
Baxter International, Inc.	18,900	1,622,376
Becton, Dickinson & Co.	10,810	2,718,499
Boston Scientific Corp.*	52,867	2,245,790
Cooper Cos., Inc. (The)	1,840	770,850
DENTSPLY SIRONA, Inc.	8,600	479,794
Dexcom, Inc.*	3,640	1,954,498
Edwards Lifesciences Corp.*	23,400	3,031,470
Hologic, Inc.*	9,400	719,664
Hoya Corp. (Japan)	800	118,676
IDEXX Laboratories, Inc.*	3,160	2,080,734
Intuitive Surgical, Inc.*	13,460	4,836,178
Medtronic PLC	50,490	5,223,190
ResMed, Inc.	5,600	1,458,688
STERIS PLC	3,850	937,128
Straumann Holding AG (Switzerland)	20	42,514
Stryker Corp.	12,600	3,369,492
Teleflex, Inc.	1,800	591,264
Zimmer Biomet Holdings, Inc.	7,700	978,208

		44,921,975

Health Care Providers & Services — 1.5%
AmerisourceBergen Corp.	5,700	757,473
Anthem, Inc.	9,200	4,264,568
Cardinal Health, Inc.	11,150	574,114
Centene Corp.*	21,650	1,783,960
Cigna Corp.	12,800	2,939,264
CVS Health Corp.	49,483	5,104,666
DaVita, Inc.*	2,700	307,152
Fresenius SE & Co. KGaA (Germany)	5,262	211,654
HCA Healthcare, Inc.	9,300	2,389,356
Henry Schein, Inc.*	5,300	410,909
Humana, Inc.	4,950	2,296,107
Laboratory Corp. of America Holdings*	3,600	1,131,156
McKesson Corp.	5,930	1,474,020
Medipal Holdings Corp. (Japan)	11,800	221,330
Quest Diagnostics, Inc.	4,700	813,147
Sonic Healthcare Ltd. (Australia)	8,342	283,379
UnitedHealth Group, Inc.	35,360	17,755,670
Universal Health Services, Inc. (Class B Stock)	3,000	388,980

		43,106,905

Health Care Technology — 0.0%
Cerner Corp.	10,900	1,012,283

Hotels, Restaurants & Leisure — 1.0%
Aristocrat Leisure Ltd. (Australia)	418	13,251
Booking Holdings, Inc.*	1,540	3,694,814
Caesars Entertainment, Inc.*	8,200	766,946
Carnival Corp.*(a)	31,000	623,720
Chipotle Mexican Grill, Inc.*	1,060	1,853,145
Darden Restaurants, Inc.	5,050	760,732
Domino’s Pizza, Inc.	1,360	767,489
Evolution AB (Sweden), 144A	1,208	171,235
Expedia Group, Inc.*	5,350	966,852
Hilton Worldwide Holdings, Inc.*	10,300	1,606,697

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
InterContinental Hotels Group PLC (United Kingdom)*	220	$14,241
La Francaise des Jeux SAEM (France), 144A	195	8,639
Las Vegas Sands Corp.*	13,350	502,494
Marriott International, Inc. (Class A Stock)*	10,328	1,706,599
McDonald’s Corp.	28,100	7,532,767
McDonald’s Holdings Co. Japan Ltd. (Japan)	5,000	221,332
MGM Resorts International	15,000	673,200
Norwegian Cruise Line Holdings Ltd.*(a)	13,800	286,212
Penn National Gaming, Inc.*(a)	6,000	311,100
Royal Caribbean Cruises Ltd.*(a)	8,700	669,030
Sodexo SA (France)	184	16,163
Starbucks Corp.	44,300	5,181,771
Wynn Resorts Ltd.*	3,900	331,656
Yum! Brands, Inc.	11,600	1,610,776

		30,290,861

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	2,156	21,795
D.R. Horton, Inc.	12,100	1,312,245
Electrolux AB (Sweden) (Class B Stock)	450	10,925
Garmin Ltd.	5,600	762,552
Iida Group Holdings Co. Ltd. (Japan)	10,100	235,242
Lennar Corp. (Class A Stock)	10,200	1,184,832
Mohawk Industries, Inc.*	2,240	408,083
Newell Brands, Inc.	13,814	301,698
NVR, Inc.*	130	768,153
Persimmon PLC (United Kingdom)	658	25,423
PulteGroup, Inc.	10,122	578,574
Sony Group Corp. (Japan)	500	62,957
Whirlpool Corp.(a)	2,426	569,285

		6,241,764

Household Products — 0.7%
Church & Dwight Co., Inc.	9,100	932,750
Clorox Co. (The)	4,500	784,620
Colgate-Palmolive Co.	31,700	2,705,278
Henkel AG & Co. KGaA (Germany)	198	15,447
Kimberly-Clark Corp.	12,500	1,786,500
Procter & Gamble Co. (The)	91,125	14,906,227

		21,130,822

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	25,900	629,370

Industrial Conglomerates — 0.5%
3M Co.	21,700	3,854,571
DCC PLC (United Kingdom)	2,812	230,163
General Electric Co.	41,178	3,890,086
Honeywell International, Inc.	25,912	5,402,911
Roper Technologies, Inc.	4,080	2,006,789
Siemens AG (Germany)	173	29,889

SEE NOTES TO FINANCIAL STATEMENTS.

A29

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Industrial Conglomerates (cont’d.)
Toshiba Corp. (Japan)	2,900	$119,177

		15,533,586

Insurance — 1.0%
Aflac, Inc.	22,900	1,337,131
Ageas SA/NV (Belgium)	364	18,859
AIA Group Ltd. (Hong Kong)	5,800	58,479
Allianz SE (Germany)	1,776	418,856
Allstate Corp. (The)	11,000	1,294,150
American International Group, Inc.	31,739	1,804,680
Aon PLC (Class A Stock)	8,600	2,584,816
Arthur J. Gallagher & Co.	7,900	1,340,393
Assurant, Inc.	2,200	342,892
AXA SA (France)	4,040	120,633
Brown & Brown, Inc.	9,100	639,548
Chubb Ltd.	16,486	3,186,909
Cincinnati Financial Corp.	5,537	630,830
Dai-ichi Life Holdings, Inc. (Japan)	4,100	82,852
Everest Re Group Ltd.	1,540	421,837
Globe Life, Inc.	3,425	320,991
Hartford Financial Services Group, Inc. (The)	12,900	890,616
Japan Post Holdings Co. Ltd. (Japan)	24,600	191,887
Japan Post Insurance Co. Ltd. (Japan)	500	8,032
Legal & General Group PLC (United Kingdom)	12,177	48,934
Lincoln National Corp.	6,918	472,223
Loews Corp.	7,675	443,308
Marsh & McLennan Cos., Inc.	19,400	3,372,108
Medibank Private Ltd. (Australia)	5,560	13,540
MetLife, Inc.	27,050	1,690,354
MS&AD Insurance Group Holdings, Inc. (Japan)	1,000	30,803
NN Group NV (Netherlands)	5,746	312,552
Poste Italiane SpA (Italy), 144A	3,032	39,697
Principal Financial Group, Inc.	9,200	665,436
Progressive Corp. (The)	22,100	2,268,565
Sompo Holdings, Inc. (Japan)	700	29,506
Suncorp Group Ltd. (Australia)	2,262	18,250
T&D Holdings, Inc. (Japan)	1,200	15,308
Travelers Cos., Inc. (The)	9,235	1,444,631
W.R. Berkley Corp.	5,200	428,428
Willis Towers Watson PLC	4,740	1,125,703
Zurich Insurance Group AG (Switzerland)	311	136,371

		28,250,108

Interactive Media & Services — 3.3%
Alphabet, Inc. (Class A Stock)*	11,300	32,736,552
Alphabet, Inc. (Class C Stock)*	10,523	30,449,248
Auto Trader Group PLC (United Kingdom), 144A	1,230	12,321
Match Group, Inc.*	10,300	1,362,175
Meta Platforms, Inc. (Class A Stock)*	89,030	29,945,240
Twitter, Inc.*	29,600	1,279,312

		95,784,848

	Shares	Value

COMMON STOCKS (continued)
Internet & Direct Marketing Retail — 2.0%
Amazon.com, Inc.*	16,410	$54,716,519
eBay, Inc.	24,100	1,602,650
Etsy, Inc.*	4,700	1,029,018

		57,348,187

IT Services — 2.4%
Accenture PLC (Class A Stock)	23,800	9,866,290
Adyen NV (Netherlands), 144A*	41	107,805
Akamai Technologies, Inc.*	6,000	702,240
Automatic Data Processing, Inc.	15,900	3,920,622
Bechtle AG (Germany)	180	12,905
Broadridge Financial Solutions, Inc.	4,500	822,690
Capgemini SE (France)	557	136,614
Cognizant Technology Solutions Corp. (Class A Stock)	19,500	1,730,040
DXC Technology Co.*	9,028	290,611
EPAM Systems, Inc.*	2,140	1,430,483
Fidelity National Information Services, Inc.	23,200	2,532,280
Fiserv, Inc.*	22,400	2,324,896
FleetCor Technologies, Inc.*	3,200	716,288
Fujitsu Ltd. (Japan)	1,700	290,519
Gartner, Inc.*	3,100	1,036,392
Global Payments, Inc.	10,877	1,470,353
International Business Machines Corp.	33,700	4,504,342
Jack Henry & Associates, Inc.	2,900	484,271
Mastercard, Inc. (Class A Stock)	32,750	11,767,730
NEC Corp. (Japan)	500	23,092
NTT Data Corp. (Japan)	1,400	30,040
Paychex, Inc.	11,900	1,624,350
PayPal Holdings, Inc.*	44,100	8,316,378
TIS, Inc. (Japan)	500	14,861
VeriSign, Inc.*	3,800	964,516
Visa, Inc. (Class A Stock)(a)	63,300	13,717,743

		68,838,351

Leisure Products — 0.0%
Hasbro, Inc.(a)	5,100	519,078

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	11,414	1,822,245
Bio-Rad Laboratories, Inc. (Class A Stock)*	800	604,456
Bio-Techne Corp.	1,600	827,744
Charles River Laboratories International, Inc.*	1,960	738,489
Danaher Corp.	23,900	7,863,339
Eurofins Scientific SE (Luxembourg)	269	33,328
Illumina, Inc.*	5,900	2,244,596
IQVIA Holdings, Inc.*	7,300	2,059,622
Mettler-Toledo International, Inc.*	880	1,493,545
PerkinElmer, Inc.	4,800	965,088
Thermo Fisher Scientific, Inc.	14,760	9,848,462
Waters Corp.*	2,400	894,240
West Pharmaceutical Services, Inc.	2,900	1,360,129

		30,755,283

SEE NOTES TO FINANCIAL STATEMENTS.

A30

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Machinery — 0.8%
Atlas Copco AB (Sweden) (Class B Stock)	754	$44,228
Caterpillar, Inc.	20,600	4,258,844
CNH Industrial NV (United Kingdom)	2,144	41,762
Cummins, Inc.	5,500	1,199,770
Daimler Truck Holding AG (Germany)*	1,875	68,911
Deere & Co.	10,540	3,614,061
Dover Corp.	5,300	962,480
Epiroc AB (Sweden) (Class B Stock)	784	16,649
Fortive Corp.	13,250	1,010,842
GEA Group AG (Germany)	323	17,636
Hino Motors Ltd. (Japan)	12,400	102,028
Husqvarna AB (Sweden) (Class B Stock)	3,554	56,792
IDEX Corp.	2,910	687,691
Illinois Tool Works, Inc.	10,800	2,665,440
Ingersoll Rand, Inc.	15,000	928,050
Komatsu Ltd. (Japan)	1,800	42,124
MISUMI Group, Inc. (Japan)	600	24,645
NGK Insulators Ltd. (Japan)	13,300	225,010
Otis Worldwide Corp.	15,801	1,375,793
PACCAR, Inc.	12,843	1,133,523
Parker-Hannifin Corp.	4,965	1,579,466
Pentair PLC(a)	6,577	480,318
Schindler Holding AG (Switzerland)	71	18,991
SKF AB (Sweden) (Class B Stock)	750	17,740
SMC Corp. (Japan)	200	134,752
Snap-on, Inc.	2,100	452,298
Stanley Black & Decker, Inc.	5,997	1,131,154
Techtronic Industries Co. Ltd. (Hong Kong)	3,000	59,751
Volvo AB (Sweden) (Class A Stock)	442	10,370
Westinghouse Air Brake Technologies Corp.	6,951	640,257
Xylem, Inc.(a)	6,700	803,464

		23,804,840

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	6	19,985
AP Moller - Maersk A/S (Denmark) (Class B Stock)	90	322,881
Kuehne + Nagel International AG (Switzerland)	436	140,692
Nippon Yusen KK (Japan)	400	30,459
SITC International Holdings Co. Ltd. (China)	32,000	115,817

		629,834

Media — 0.5%
Charter Communications, Inc. (Class A Stock)*	4,760	3,103,377
Comcast Corp. (Class A Stock)	171,880	8,650,720
Dentsu Group, Inc. (Japan)	500	17,825
Discovery, Inc. (Class A Stock)*(a)	6,400	150,656
Discovery, Inc. (Class C Stock)*(a)	11,800	270,220
DISH Network Corp. (Class A Stock)*	9,017	292,512
Fox Corp. (Class A Stock)	12,100	446,490
Fox Corp. (Class B Stock)	5,733	196,470

	Shares	Value

COMMON STOCKS (continued)
Media (cont’d.)
Interpublic Group of Cos., Inc. (The)(a)	14,531	$544,186
News Corp. (Class A Stock)	15,175	338,554
News Corp. (Class B Stock)	4,800	108,000
Omnicom Group, Inc.(a)	8,300	608,141
Publicis Groupe SA (France)	2,740	184,504
ViacomCBS, Inc. (Class B Stock)	23,030	695,045
Vivendi SE (France)	1,219	16,500
WPP PLC (United Kingdom)	18,535	280,403

		15,903,603

Metals & Mining — 0.2%
Anglo American PLC (South Africa)	2,595	106,139
ArcelorMittal SA (Luxembourg)	8,083	258,652
BHP Group Ltd. (Australia)(a)	6,240	188,645
BHP Group PLC (Australia)	1,816	54,144
BlueScope Steel Ltd. (Australia)	14,921	227,255
Evraz PLC (Russia)	1,057	8,624
Fortescue Metals Group Ltd. (Australia)	3,598	50,389
Freeport-McMoRan, Inc.	54,488	2,273,784
Glencore PLC (Australia)*	20,720	105,122
Newmont Corp.	29,600	1,835,792
Norsk Hydro ASA (Norway)	2,850	22,498
Nucor Corp.	10,900	1,244,235
Rio Tinto Ltd. (Australia)	705	51,483
Rio Tinto PLC (Australia)	3,274	217,168
South32 Ltd. (Australia)	9,633	28,250
voestalpine AG (Austria)	240	8,766

		6,680,946

Multiline Retail — 0.3%
Dollar General Corp.	8,900	2,098,887
Dollar Tree, Inc.*	8,565	1,203,554
Next PLC (United Kingdom)	276	30,383
Target Corp.	18,560	4,295,526

		7,628,350

Multi-Utilities — 0.4%
Ameren Corp.	9,500	845,595
CenterPoint Energy, Inc.	23,000	641,930
CMS Energy Corp.	11,200	728,560
Consolidated Edison, Inc.	13,100	1,117,692
Dominion Energy, Inc.	30,015	2,357,978
DTE Energy Co.	7,200	860,688
E.ON SE (Germany)	21,647	300,607
Engie SA (France)	10,590	156,832
NiSource, Inc.	15,200	419,672
Public Service Enterprise Group, Inc.	18,700	1,247,851
Sempra Energy	11,819	1,563,417
WEC Energy Group, Inc.	11,713	1,136,981

		11,377,803

Oil, Gas & Consumable Fuels — 1.3%
APA Corp.	13,914	374,148
BP PLC (United Kingdom)	76,290	341,306
Chevron Corp.	72,622	8,522,192
ConocoPhillips	50,219	3,624,807
Coterra Energy, Inc.	30,400	577,600
Devon Energy Corp.	23,400	1,030,770

SEE NOTES TO FINANCIAL STATEMENTS.

A31

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Diamondback Energy, Inc.	6,300	$679,455
EOG Resources, Inc.	21,700	1,927,611
Equinor ASA (Norway)	7,504	199,067
Exxon Mobil Corp.	158,899	9,723,030
Hess Corp.	10,600	784,718
Inpex Corp. (Japan)	19,600	170,562
Kinder Morgan, Inc.	72,398	1,148,232
Lundin Energy AB (Sweden)	5,595	200,108
Marathon Oil Corp.	28,782	472,600
Marathon Petroleum Corp.	23,719	1,517,779
Occidental Petroleum Corp.	32,904	953,887
OMV AG (Austria)	4,685	266,427
ONEOK, Inc.	16,500	969,540
Phillips 66	16,238	1,176,606
Pioneer Natural Resources Co.	8,550	1,555,074
Repsol SA (Spain)	2,945	34,988
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	8,420	184,834
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	3,378	74,157
TotalEnergies SE (France)	1,440	73,190
Valero Energy Corp.	15,200	1,141,672
Williams Cos., Inc. (The)	45,100	1,174,404

		38,898,764

Paper & Forest Products — 0.0%
Stora Enso OYJ (Finland) (Class R Stock)	1,218	22,322

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	8,800	3,257,760
L’Oreal SA (France)	602	285,808
Unilever PLC (United Kingdom)	9,540	510,480

		4,054,048

Pharmaceuticals — 2.1%
AstraZeneca PLC (United Kingdom)	1,092	127,888
Bayer AG (Germany)	856	45,816
Bristol-Myers Squibb Co.	83,370	5,198,120
Catalent, Inc.*	6,300	806,589
Chugai Pharmaceutical Co. Ltd. (Japan)	1,400	45,488
Eli Lilly & Co.	29,800	8,231,356
GlaxoSmithKline PLC (United Kingdom)	20,597	447,261
Hikma Pharmaceuticals PLC (Jordan)	367	11,026
Ipsen SA (France)	2,296	210,280
Johnson & Johnson	98,758	16,894,531
Merck & Co., Inc.	95,033	7,283,329
Merck KGaA (Germany)	852	219,985
Novartis AG (Switzerland)	4,592	403,320
Novo Nordisk A/S (Denmark) (Class B Stock)	3,644	410,286
Ono Pharmaceutical Co. Ltd. (Japan)	800	19,846
Organon & Co.	9,853	300,024
Otsuka Holdings Co. Ltd. (Japan)	2,500	90,543
Pfizer, Inc.	210,370	12,422,349
Roche Holding AG (Switzerland)	2,040	847,839

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Sanofi (France)	4,420	$445,060
Shionogi & Co. Ltd. (Japan)	300	21,228
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	400	4,607
Takeda Pharmaceutical Co. Ltd. (Japan)	3,900	106,420
Viatris, Inc.	46,386	627,603
Vifor Pharma AG (Switzerland)	102	18,084
Zoetis, Inc.	17,800	4,343,734

		59,582,612

Professional Services — 0.2%
Equifax, Inc.	4,700	1,376,113
Experian PLC (United Kingdom)	1,920	94,392
IHS Markit Ltd.	14,800	1,967,216
Jacobs Engineering Group, Inc.	4,800	668,304
Leidos Holdings, Inc.	5,200	462,280
Nielsen Holdings PLC	13,200	270,732
Randstad NV (Netherlands)	3,536	242,257
RELX PLC (United Kingdom)	3,979	129,437
Robert Half International, Inc.	4,200	468,384
SGS SA (Switzerland)	5	16,684
Verisk Analytics, Inc.	6,200	1,418,126
Wolters Kluwer NV (Netherlands)	552	65,011

		7,178,936

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	12,400	1,345,524
CK Asset Holdings Ltd. (Hong Kong)	33,000	207,839
Daito Trust Construction Co. Ltd. (Japan)	600	68,772
Daiwa House Industry Co. Ltd. (Japan)	1,200	34,513
ESR Cayman Ltd. (China), 144A*	4,000	13,516
Hang Lung Properties Ltd. (Hong Kong)	4,000	8,218
Henderson Land Development Co. Ltd. (Hong Kong)	3,000	12,769
HongKong Land Holdings Ltd. (Hong Kong)	2,400	12,477
New World Development Co. Ltd. (Hong Kong)	4,000	15,803
Swiss Prime Site AG (Switzerland)	156	15,331

		1,734,762

Road & Rail — 0.5%
CSX Corp.	84,600	3,180,960
J.B. Hunt Transport Services, Inc.(a)	3,200	654,080
Norfolk Southern Corp.	9,300	2,768,703
Old Dominion Freight Line, Inc.	3,665	1,313,462
Union Pacific Corp.	24,660	6,212,594

		14,129,799

Semiconductors & Semiconductor Equipment — 3.4%
Advanced Micro Devices, Inc.*	45,500	6,547,450
Advantest Corp. (Japan)	400	37,704
Analog Devices, Inc.	20,247	3,558,815
Applied Materials, Inc.	34,300	5,397,448
ASM International NV (Netherlands)	96	42,378

SEE NOTES TO FINANCIAL STATEMENTS.

A32

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
ASML Holding NV (Netherlands)	748	$599,163
Broadcom, Inc.	15,500	10,313,855
Disco Corp. (Japan)	100	30,443
Enphase Energy, Inc.*	5,200	951,288
Intel Corp.	152,200	7,838,300
KLA Corp.	5,850	2,516,144
Lam Research Corp.	5,350	3,847,452
Microchip Technology, Inc.	20,700	1,802,142
Micron Technology, Inc.	42,300	3,940,245
Monolithic Power Systems, Inc.	1,600	789,328
NVIDIA Corp.	94,060	27,663,987
NXP Semiconductors NV (China)	10,000	2,277,800
Qorvo, Inc.*	4,307	673,572
QUALCOMM, Inc.	42,300	7,735,401
Renesas Electronics Corp. (Japan)*	1,600	19,771
Skyworks Solutions, Inc.(a)	6,300	977,382
SolarEdge Technologies, Inc.*	2,000	561,140
STMicroelectronics NV (Singapore)	3,738	184,471
Teradyne, Inc.	6,300	1,030,239
Texas Instruments, Inc.	34,700	6,539,909
Xilinx, Inc.	9,400	1,993,082

		97,868,909

Software — 5.0%
Adobe, Inc.*	17,880	10,139,033
ANSYS, Inc.*	3,400	1,363,808
Autodesk, Inc.*	8,300	2,333,877
Cadence Design Systems, Inc.*	10,500	1,956,675
Ceridian HCM Holding, Inc.*	4,950	517,077
Check Point Software Technologies Ltd. (Israel)*	200	23,312
Citrix Systems, Inc.	4,600	435,114
Dassault Systemes SE (France)	5,490	327,360
Fortinet, Inc.*	5,200	1,868,880
Intuit, Inc.	10,620	6,830,996
Microsoft Corp.	282,420	94,983,494
Nemetschek SE (Germany)	119	15,200
NortonLifeLock, Inc.	22,178	576,184
Oracle Corp.	60,650	5,289,287
Paycom Software, Inc.*	1,920	797,165
PTC, Inc.*	3,900	472,485
salesforce.com, Inc.*	36,850	9,364,691
SAP SE (Germany)	2,126	300,312
ServiceNow, Inc.*	7,430	4,822,887
Synopsys, Inc.*	5,800	2,137,300
Trend Micro, Inc. (Japan)*	300	16,657
Tyler Technologies, Inc.*	1,510	812,305

		145,384,099

Specialty Retail — 1.3%
Advance Auto Parts, Inc.	2,500	599,700
AutoZone, Inc.*	820	1,719,040
Bath & Body Works, Inc.	9,806	684,361
Best Buy Co., Inc.	8,325	845,820
CarMax, Inc.*	6,000	781,380
Chow Tai Fook Jewellery Group Ltd. (China)*	7,000	12,588
Gap, Inc. (The)	8,400	148,260
Home Depot, Inc. (The)	39,950	16,579,649

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Industria de Diseno Textil SA (Spain)	2,261	$73,326
JD Sports Fashion PLC (United Kingdom)	42,480	125,120
Kingfisher PLC (United Kingdom)	49,004	224,521
Lowe’s Cos., Inc.	26,500	6,849,720
O’Reilly Automotive, Inc.*	2,550	1,800,887
Ross Stores, Inc.	13,200	1,508,496
Shimamura Co. Ltd. (Japan)	2,600	218,535
TJX Cos., Inc. (The)	45,300	3,439,176
Tractor Supply Co.	4,400	1,049,840
Ulta Beauty, Inc.*	2,200	907,148
USS Co. Ltd. (Japan)	8,900	138,999

		37,706,566

Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	586,340	104,116,394
Brother Industries Ltd. (Japan)	500	9,632
Canon, Inc. (Japan)	11,100	270,090
FUJIFILM Holdings Corp. (Japan)	800	59,220
Hewlett Packard Enterprise Co.	48,448	764,025
HP, Inc.	44,548	1,678,123
NetApp, Inc.	8,300	763,517
Seagate Technology Holdings PLC	7,700	869,946
Seiko Epson Corp. (Japan)	10,000	179,986
Western Digital Corp.*	11,303	737,068

		109,448,001

Textiles, Apparel & Luxury Goods — 0.4%
Burberry Group PLC (United Kingdom)	874	21,449
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	2,137	320,044
EssilorLuxottica SA (France)	588	125,205
Hermes International (France)	144	251,505
Kering SA (France)	124	99,779
LVMH Moet Hennessy Louis Vuitton SE (France)	579	478,872
Moncler SpA (Italy)	432	31,358
NIKE, Inc. (Class B Stock)	48,000	8,000,160
Pandora A/S (Denmark)	196	24,406
PVH Corp.	2,800	298,620
Ralph Lauren Corp.	1,800	213,948
Swatch Group AG (The) (Switzerland)	60	18,329
Swatch Group AG (The) (registered shares) (Switzerland)	77	4,517
Tapestry, Inc.	10,500	426,300
Under Armour, Inc. (Class A Stock)*	7,300	154,687
Under Armour, Inc. (Class C Stock)*	7,374	133,027
VF Corp.	12,400	907,928

		11,510,134

Tobacco — 0.3%
Altria Group, Inc.	69,200	3,279,388
British American Tobacco PLC (United Kingdom)	10,470	388,521
Imperial Brands PLC (United Kingdom)	1,916	41,883
Japan Tobacco, Inc. (Japan)	13,100	264,567
Philip Morris International, Inc.	58,500	5,557,500

SEE NOTES TO FINANCIAL STATEMENTS.

A33

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Tobacco (cont’d.)
Swedish Match AB (Sweden)	26,980	$214,788

		9,746,647

Trading Companies & Distributors — 0.2%
Ashtead Group PLC (United Kingdom)	1,812	145,421
Brenntag SE (Germany)	2,571	232,605
Bunzl PLC (United Kingdom)	700	27,349
Fastenal Co.	21,300	1,364,478
Ferguson PLC	1,032	182,770
ITOCHU Corp. (Japan)	2,500	76,510
Marubeni Corp. (Japan)	22,000	214,570
Mitsubishi Corp. (Japan)	3,200	101,813
Mitsui & Co. Ltd. (Japan)	13,000	307,860
Toyota Tsusho Corp. (Japan)	500	23,066
United Rentals, Inc.*	2,800	930,412
W.W. Grainger, Inc.	1,640	849,914

		4,456,768

Water Utilities — 0.0%
American Water Works Co., Inc.	6,700	1,265,362

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	6,600	192,648
SoftBank Group Corp. (Japan)	700	33,213
T-Mobile US, Inc.*	21,800	2,528,364
Vodafone Group PLC (United Kingdom)	64,289	97,289

		2,851,514

TOTAL COMMON STOCKS (cost $345,799,609)		1,554,822,573

EXCHANGE-TRADED FUNDS — 0.3%
iShares Core S&P 500 ETF	15,900	7,584,141
iShares MSCI EAFE ETF(a)	1,759	138,398

TOTAL EXCHANGE-TRADED FUNDS (cost $4,266,112)		7,722,539

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	75	6,221

Banks — 0.0%
Citigroup Capital XIII, 6.499%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40	20,000	558,000

Capital Markets — 0.0%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	30,000	858,300

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	423	34,162

TOTAL PREFERRED STOCKS (cost $1,290,359)		1,456,683

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 6.7%
Automobiles — 2.0%
AmeriCredit Automobile Receivables Trust,
Series 2019-01, Class B
3.130%	02/18/25		600	$604,124
Series 2019-01, Class C
3.360%	02/18/25		700	715,740
Series 2019-02, Class C
2.740%	04/18/25		1,400	1,428,450
Series 2019-03, Class C
2.320%	07/18/25		2,300	2,332,790
Series 2020-02, Class C
1.480%	02/18/26		400	402,346
Series 2020-03, Class C
1.060%	08/18/26		700	698,236
Series 2021-02, Class C
1.010%	01/19/27		900	884,818
Series 2021-03, Class C
1.410%	08/18/27		900	892,407
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A
4.000%	03/20/25		1,100	1,159,586
Series 2019-02A, Class A, 144A
3.350%	09/22/25		2,000	2,094,520
Series 2019-03A, Class A, 144A
2.360%	03/20/26		2,700	2,759,895
Series 2020-01A, Class A, 144A
2.330%	08/20/26		1,300	1,331,026
Series 2021-01A, Class A, 144A
1.380%	08/20/27		2,400	2,356,745
Series 2021-02A, Class A, 144A
1.660%	02/20/28		2,600	2,576,340
CarMax Auto Owner Trust,
Series 2021-02, Class C
1.340%	02/16/27		800	791,774
Series 2021-04, Class C
1.380%	07/15/27		600	588,322
Carvana Auto Receivables Trust,
Series 2021-P03, Class B
1.420%	08/10/27		100	98,209
Series 2021-P04, Class B
1.980%	02/10/28		200	199,865
Ford Auto Securitization Trust (Canada),
Series 2019-BA, Class A2, 144A
2.321%	10/15/23	CAD	455	361,575
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31		2,700	2,844,516
Series 2019-01, Class A, 144A
3.520%	07/15/30		3,300	3,459,732
Series 2020-01, Class A, 144A
2.040%	08/15/31		2,500	2,545,031
Series 2020-02, Class A, 144A
1.060%	04/15/33		3,100	3,037,771
Series 2021-02, Class B, 144A
1.910%	05/15/34		400	397,269
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24		300	306,143

SEE NOTES TO FINANCIAL STATEMENTS.

A34

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
GM Financial Revolving Receivables Trust, Series 2021-01, Class B, 144A
1.490%	06/12/34		200	$195,928
Hertz Vehicle Financing III LP, Series 2021-02A, Class A, 144A
1.680%	12/27/27		1,300	1,280,483
Hertz Vehicle Financing LLC, Series 2021-01A, Class A, 144A
1.210%	12/26/25		1,500	1,485,201
OneMain Direct Auto Receivables Trust, Series 2018-01A, Class A, 144A
3.430%	12/16/24		113	112,562
Series 2019-01A, Class A, 144A
3.630%	09/14/27		4,100	4,325,871
Series 2021-01A, Class B, 144A
1.260%	07/14/28		1,800	1,779,111
Santander Drive Auto Receivables Trust, Series 2020-02, Class C
1.460%	09/15/25		600	602,804
Series 2020-03, Class C
1.120%	01/15/26		1,800	1,805,241
Series 2020-04, Class C
1.010%	01/15/26		1,100	1,101,467
Series 2021-01, Class C
0.750%	02/17/26		2,100	2,097,873
Series 2021-02, Class C
0.900%	06/15/26		1,500	1,495,520
Series 2021-02, Class D
1.350%	07/15/27		2,000	1,987,723
Series 2021-03, Class C
0.950%	09/15/27		2,000	1,980,718
Series 2021-04, Class C
1.260%	02/16/27		1,900	1,888,419
World Omni Select Auto Trust, Series 2021-A, Class C
1.090%	11/15/27		400	393,147

				57,399,298

Collateralized Loan Obligations — 3.5%
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.334%(c)	07/20/34		2,500	2,503,163
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R2, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)
0.994%(c)	07/15/29		916	916,340
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.600%(c)	04/15/31	EUR	1,750	1,985,107
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
0.942%(c)	01/17/28		305	305,223

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.124%(c)	07/15/30		2,750	$2,749,392
Carlyle Euro CLO DAC (Ireland),
Series 2017-02A, Class A1R, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)
0.630%(c)	08/15/30	EUR	4,996	5,670,862
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.212%(c)	01/20/32		6,750	6,747,684
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.322%(c)	10/17/31		7,000	7,000,201
CVC Cordatus Loan Fund DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.850%(c)	05/22/32	EUR	1,750	1,989,650
Series 14A, Class A2R, 144A
1.250%	05/22/32	EUR	3,800	4,318,771
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.404%(c)	07/15/29		500	499,921
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.134%(c)	04/15/31		1,000	999,443
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.448%(c)	07/22/32		2,500	2,500,820
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.140%(c)	02/05/31		248	248,241
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	10/19/28		5,821	5,820,546
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
1.602%(c)	04/20/32		4,750	4,752,219
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)
1.307%(c)	10/20/31		4,237	4,235,308
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-10A, Class AR3, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.142%(c)	01/20/29		3,428	3,425,733
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.250%(c)	04/21/31		3,458	3,458,510

SEE NOTES TO FINANCIAL STATEMENTS.

A35

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.244%(c)	07/15/31		2,500	$2,498,066
Octagon Investment Partners 31 LLC (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.182%(c)	07/20/30		2,500	2,499,495
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
1.202%(c)	04/17/31		2,956	2,948,240
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	10/30/30		742	742,442
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.232%(c)	07/20/30		5,000	4,997,513
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.364%(c)	06/20/34		3,750	3,747,925
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	07/25/34		4,750	4,752,270
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.332%(c)	07/20/31		1,750	1,750,113
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	07/25/34	EUR	3,000	3,385,976
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
1.592%(c)	07/20/32		7,500	7,511,224
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR +0.880% (Cap N/A, Floor 0.000%)
1.004%(c)	07/15/27		282	281,598
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31		2,000	2,000,098
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/31		3,750	3,748,147

				100,990,241

Consumer Loans — 0.3%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		2,400	2,433,511

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A
3.840%	05/14/32	800	$818,086
Series 2020-02A, Class A, 144A
1.750%	09/14/35	1,400	1,390,842
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
0.810%(c)	06/16/36	2,000	2,000,996
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28	700	698,415

			7,341,850

Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40	2,100	2,155,281
Series 2018-A, Class A5, 144A
3.610%	03/10/42	500	523,383
Series 2019-A, Class A5, 144A
3.080%	11/12/41	1,600	1,663,663
Series 2019-B, Class A5, 144A
2.290%	11/12/41	1,600	1,640,650

			5,982,977

Home Equity Loans — 0.0%
CDC Mortgage Capital Trust,
Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.752%(c)	03/25/33	21	22,724

Other — 0.1%
Home Partners of America Trust,
Series 2021-03, Class A, 144A
2.200%	01/17/41	1,350	1,345,649
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.892%(c)	06/25/24	2,240	2,233,242

			3,578,891

Residential Mortgage-Backed Securities — 0.2%
Countrywide Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.852%(c)	03/25/34	161	160,863
Credit Suisse Mortgage Trust,
Series 2020-11R, Class 1A1, 144A, 1 Month LIBOR + 2.150%
2.252%(c)	04/25/38	769	778,181
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59	103	103,175
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	729	729,404
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR +0.795% (Cap N/A, Floor 0.795%)
0.897%(c)	06/25/34	123	122,166

SEE NOTES TO FINANCIAL STATEMENTS.

A36

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	520	$526,394
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
3.000%(c)	04/16/23	EUR 1,547	1,585,015
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
0.692%(c)	02/25/57	807	806,295
Series 2020-04, Class A1, 144A
1.750%	10/25/60	725	723,035

			5,534,528

Student Loans — 0.4%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42	675	684,018
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44	500	513,317
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46	145	148,704
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42	230	231,954
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43	429	434,702
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48	350	353,137
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42	745	751,369
Series 2018-CA, Class A2, 144A
3.520%	06/16/42	405	411,312
Series 2019-CA, Class A2, 144A
3.130%	02/15/68	866	882,806
Series 2020-BA, Class A2, 144A
2.120%	01/15/69	825	833,831
Pennsylvania Higher Education Assistance Agency,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)
0.633%(c)	05/25/70	1,775	1,776,229
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48	743	761,290
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48	847	863,843
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	1,297	1,313,084
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	976	993,382

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2020- A, Class A2FX, 144A
2.540%	05/15/46	1,684	$1,713,798

			12,666,776

TOTAL ASSET-BACKED SECURITIES (cost $193,900,718)			193,517,285

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	3,100	3,186,279
BANK,
Series 2021-BN35, Class A3
1.717%	06/15/64	3,500	3,408,382
Series 2021-BN35, Class ASB
2.067%	06/15/64	2,300	2,306,408
Series 2021-BN37, Class A4
2.370%	11/15/64	3,900	3,957,577
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	3,850	4,301,712
Series 2021-C12, Class A4
2.421%	11/15/54	4,500	4,566,952
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	3,600	3,902,570
Series 2021-B24, Class A3
2.010%	03/15/54	2,000	2,008,519
BXP Trust,
Series 2021-601L, Class A, 144A
2.618%	01/15/44	5,500	5,599,212
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A3
3.014%	05/10/58	2,500	2,608,137
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	835	859,918
Series 2016-C01, Class A3
2.944%	05/10/49	2,700	2,785,347
Series 2017-P07, Class A3
3.442%	04/14/50	4,000	4,271,548
Commercial Mortgage Trust,
Series 2014-CR18, Class A4
3.550%	07/15/47	1,770	1,826,114
Series 2014-LC17, Class A4
3.648%	10/10/47	4,216	4,372,837
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,483	2,604,829
Series 2017-C08, Class A3
3.127%	06/15/50	3,800	3,923,409
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.333%(cc)	05/25/22	16,375	31,653
Series K021, Class X1, IO
1.376%(cc)	06/25/22	4,783	3,742
Series K055, Class X1, IO
1.354%(cc)	03/25/26	4,447	218,999

SEE NOTES TO FINANCIAL STATEMENTS.

A37

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K080, Class AM
3.986%(cc)	07/25/28	3,960	$4,494,605
Series K157, Class A2
3.990%(cc)	05/25/33	3,100	3,608,418
Series W5FX, Class AFX
3.214%(cc)	04/25/28	860	935,406
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.803%(c)	11/21/35	1,075	1,070,326
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	2,907	3,000,750
Series 2015-GC34, Class A3
3.244%	10/10/48	4,715	4,845,173
Series 2016-GS03, Class A3
2.592%	10/10/49	3,901	3,998,430
Series 2016-GS04, Class A3
3.178%	11/10/49	4,000	4,161,065
Series 2020-GSA02, Class A4
1.721%	12/12/53	4,150	3,998,465
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	627	648,913
Series 2015-C27, Class A3A1
2.920%	02/15/48	3,978	4,090,906
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A3
3.109%	07/15/50	5,581	5,702,824
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	2,500	2,568,231
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	498	505,023
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class C, 144A, 1 Month LIBOR + 1.351% (Cap N/A, Floor 1.351%)
1.461%(c)	04/15/38	2,150	2,145,288
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3
2.863%	12/15/48	935	940,918
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3
3.540%	12/15/48	5,000	5,279,422
Series 2016-BNK02, Class A3
2.791%	11/15/49	2,000	2,075,213
Series 2016-UB11, Class A3
2.531%	08/15/49	6,300	6,432,029
Series 2019-H06, Class A3
3.158%	06/15/52	5,000	5,283,497
Series 2019-H07, Class A2
2.492%	07/15/52	9,400	9,545,187
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	2,500	2,615,983

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C05, Class A4
3.212%	11/15/50		5,000	$5,237,239
Series 2018-C09, Class A3
3.854%	03/15/51		1,800	1,948,936
Series 2018-C14, Class A3
4.180%	12/15/51		2,900	3,166,313
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4
2.792%	12/10/45		1,400	1,403,629
Series 2013-C05, Class A3
2.920%	03/10/46		577	582,672
Series 2013-C06, Class A3
2.971%	04/10/46		1,405	1,422,688
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49		4,500	4,657,392
Series 2017-C38, Class A4
3.190%	07/15/50		3,300	3,511,005
Series 2019-C49, Class A3
3.749%	03/15/52		7,300	7,876,261
Series 2020-C58, Class A3
1.810%	07/15/53		5,000	4,862,826
Series 2021-C61, Class A3
2.406%	11/15/54		9,000	9,098,563

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $173,659,001)				178,457,740

CORPORATE BONDS — 10.4%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		1,610	1,609,748
3.750%	02/01/50	(a)	1,470	1,523,229
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		551	570,132
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23		765	799,480
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		910	1,018,349

				5,520,938

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		1,365	1,432,835
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		875	851,171

				2,284,006

SEE NOTES TO FINANCIAL STATEMENTS.

A38

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines — 0.2%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		1,782	$1,765,632
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		244	252,373
Southwest Airlines Co.,
Sr. Unsec’d. Notes
2.625%	02/10/30	(a)	1,765	1,764,822
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		590	615,605
4.625%	04/15/29		115	119,273

				4,517,705

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29		550	532,296

Auto Manufacturers — 0.4%
Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A
1.625%	12/13/24		3,770	3,797,098
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46		665	780,182
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		200	200,944
3.350%	11/01/22		2,845	2,883,753
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43		740	1,012,150
6.600%	04/01/36		585	789,932
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24		1,700	1,790,290

				11,254,349

Banks — 2.8%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.241%(c)	04/12/23		400	404,004
Sr. Unsec’d. Notes
1.849%	03/25/26		800	795,477
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24	(oo)	1,145	1,193,079
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25	(oo)	310	314,380
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		1,805	1,730,765
2.496%(ff)	02/13/31		5,165	5,183,709
3.194%(ff)	07/23/30		1,050	1,107,230
3.824%(ff)	01/20/28		615	666,445
Sub. Notes, MTN
4.000%	01/22/25		1,700	1,817,926

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.200%	08/26/24	(a)	745	$798,315
4.450%	03/03/26		4,790	5,278,254
Bank of America NA,
Sub. Notes
6.000%	10/15/36		805	1,100,097
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		610	644,977
3.932%(ff)	05/07/25		320	336,812
4.375%	01/12/26		323	352,882
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		705	806,710
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26		1,650	1,666,906
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25	(oo)	1,675	1,703,181
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32		2,100	2,111,976
3.200%	10/21/26		670	710,186
3.700%	01/12/26		1,610	1,740,595
3.887%(ff)	01/10/28		560	607,209
Sub. Notes
4.450%	09/29/27		1,485	1,655,786
4.750%	05/18/46		440	544,628
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		1,100	1,106,856
3.091%(ff)	05/14/32		560	569,291
4.282%	01/09/28		980	1,065,941
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26		460	459,418
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		1,350	1,356,136
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26		595	649,801
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O
5.300%(ff)	11/10/26	(oo)	560	608,238
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27		2,345	2,298,782
3.750%	02/25/26		1,165	1,253,504
3.814%(ff)	04/23/29		440	478,902
3.850%	01/26/27		2,625	2,826,231
Sub. Notes
6.750%	10/01/37		225	319,032
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.550%	04/09/24		400	419,505
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24	(oo)	540	557,232
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25	(oo)	1,245	1,272,615

SEE NOTES TO FINANCIAL STATEMENTS.

A39

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Jr. Sub. Notes, Series I, 3 Month LIBOR +3.470%
3.599%(c)	04/30/22	(oo)	979	$981,578
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25	(oo)	230	231,321
Sr. Unsec’d. Notes
2.580%(ff)	04/22/32		1,585	1,604,750
3.782%(ff)	02/01/28		270	292,504
3.964%(ff)	11/15/48		2,240	2,622,477
4.005%(ff)	04/23/29		1,360	1,502,528
Sub. Notes
3.875%	09/10/24		3,525	3,751,431
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR +3.610%
3.734%(c)	01/18/22	(a)(oo)	640	640,237
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32		2,770	2,713,865
3.772%(ff)	01/24/29		1,295	1,410,051
3.875%	01/27/26		550	596,273
4.431%(ff)	01/23/30		455	518,121
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,030	1,111,058
Sub. Notes, GMTN
4.350%	09/08/26		3,050	3,378,251
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
5.076%(ff)	01/27/30		1,570	1,821,413
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26		3,200	3,119,586
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24		1,255	1,322,976
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27		2,250	2,199,656
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		2,895	2,954,947

				81,286,036

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
(Belgium),
Gtd. Notes
4.700%	02/01/36		1,220	1,473,682
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
2.750%	07/15/26		2,785	2,869,554
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31		780	762,397

				5,105,633

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/41		2,840	2,747,326

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/50		395	$371,091

				3,118,417

Building Materials — 0.0%
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		650	644,623
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		300	310,337

				954,960

Chemicals — 0.1%
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		740	934,064
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.375%	11/15/42		5	5,963
5.250%	11/15/41		350	452,203
9.400%	05/15/39		15	26,960
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43		620	796,087
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		875	907,357
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		600	624,832
6.500%	09/27/28		405	438,637

				4,186,103

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		875	1,033,341
7.000%	10/15/37		390	575,370
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		250	251,978
4.875%	01/15/28		735	772,311
5.250%	01/15/30		265	286,892

				2,919,892

Diversified Financial Services — 0.2%
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		445	444,537
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24	(a)	445	469,133
Discover Financial Services,
Sr. Unsec’d. Notes
3.850%	11/21/22		900	923,964

SEE NOTES TO FINANCIAL STATEMENTS.

A40

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		1,490	$1,468,888
OneMain Finance Corp.,
Gtd. Notes
8.250%	10/01/23		1,100	1,216,347
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25		255	270,072

				4,792,941

Electric — 0.9%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
2.000%	04/29/28		370	365,915
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51		440	432,111
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	(a)	530	750,579
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37		335	451,591
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		1,400	1,350,378
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33		300	412,050
Connecticut Light & Power Co. (The),
First Mortgage, Series A
2.050%	07/01/31		2,290	2,264,768
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39		145	187,084
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38		530	734,303
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35		845	1,106,492
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.250%	07/12/31		1,500	1,453,011
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
3.400%	01/28/30		400	404,444
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33		380	506,386
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33		140	189,734
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28		2,105	2,326,946

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	575	$631,816
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	1,560	1,642,507
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	1,035	1,157,190
NRG Energy, Inc.,
Gtd. Notes, 144A
3.875%	02/15/32	200	196,727
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	225	226,549
2.450%	12/02/27	970	962,386
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49	465	535,379
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	785	770,759
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.700%	05/01/28	850	939,737
Sr. Sec’d. Notes, MTN
5.800%	05/01/37	515	699,775
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	1,235	1,146,015
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	1,010	1,206,550
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47	350	386,517
First Ref. Mortgage, Series C
3.600%	02/01/45	690	703,813
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	495	513,855
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	1,475	1,520,944
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	480	586,768

			26,763,079

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27	900	979,680
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47	1,350	1,351,452

			2,331,132

SEE NOTES TO FINANCIAL STATEMENTS.

A41

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest	Maturity		Principal Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Foods — 0.1%
Kraft Heinz Foods Co.,
Gtd. Notes
4.875%	10/01/49			1,030	$1,297,285
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30			350	359,545
4.375%	01/31/32			350	361,091
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40			535	509,000
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27			1,200	1,266,984

					3,793,905

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.500%	08/01/24			207	219,943

Gas — 0.2%
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31	(a)		835	781,371
3.600%	05/01/30			1,600	1,728,465
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29			2,090	2,237,021

					4,746,857

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	1,125	1,277,901
Medtronic Global Holdings SCA,
Gtd. Notes
2.250%	03/07/39		EUR	300	389,640
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29			475	473,347

					2,140,888

Healthcare-Services — 0.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36			480	685,188
Anthem, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51			885	983,977
4.625%	05/15/42			330	410,940
HCA, Inc.,
Gtd. Notes
5.875%	02/01/29			575	685,661
Sr. Sec’d. Notes
5.125%	06/15/39			665	822,434

Interest	Maturity		Principal Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		670	$829,078

				4,417,278

Home Builders — 0.1%
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		405	454,285
6.625%	07/15/27		425	447,636
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24		600	640,688

				1,542,609

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.700%	04/01/26	(a)	2,010	2,192,283

Insurance — 0.2%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50		1,125	1,248,195
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		701	978,445
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43		165	199,934
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39		650	980,956
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		105	130,707
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		1,430	1,733,561
6.850%	12/16/39		122	181,856

				5,453,654

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22		805	812,985

Media — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/26		500	515,772
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52		500	500,326
4.800%	03/01/50		870	975,248
6.384%	10/23/35		1,695	2,195,596
6.484%	10/23/45		1,000	1,367,151

SEE NOTES TO FINANCIAL STATEMENTS.

A42

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Comcast Cable Holdings LLC,
Gtd. Notes
9.875%	06/15/22		1,440	$1,493,256
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31		3,695	3,695,984
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31		1,000	988,523
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55		823	866,626
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41		270	327,074
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44		1,340	1,673,328
Walt Disney Co. (The),
Gtd. Notes
7.625%	11/30/28		515	696,684

				15,295,568

Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	(a)	800	832,333
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29		2,415	2,730,895

				3,563,228

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23		385	392,309
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22		226	228,177

				620,486

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		1,270	1,303,218
5.500%	12/01/24		500	547,337

				1,850,555

Oil & Gas — 0.5%
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25		950	964,938
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		850	1,057,926

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
ConocoPhillips,
Gtd. Notes, 144A
4.875%	10/01/47			150	$198,044
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23			430	443,934
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41			225	283,251
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22			255	259,517
6.510%	03/07/22			440	444,539
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25			400	434,865
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A
3.100%	07/15/31			530	535,615
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36			1,040	1,326,041
Ovintiv, Inc.,
Gtd. Notes
6.625%	08/15/37			240	313,571
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.600%	01/03/31	(a)		840	894,091
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29		EUR	100	112,304
6.350%	02/12/48	(a)		458	394,096
6.490%	01/23/27			346	368,963
6.500%	03/13/27			130	138,671
Gtd. Notes, MTN
6.750%	09/21/47			561	496,370
6.875%	08/04/26	(a)		770	845,425
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26			1,544	1,513,402
2.250%	07/12/31			545	539,955
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes, 144A
3.680%	08/08/49			990	1,060,828
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.000%	04/01/29	(a)		580	632,482

					13,258,828

Packaging & Containers — 0.1%
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26	(a)		3,570	3,494,143

Pharmaceuticals — 0.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25			950	1,009,590

SEE NOTES TO FINANCIAL STATEMENTS.

A43

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.250%	11/21/49		1,480	$1,776,871
4.500%	05/14/35		1,595	1,906,634
4.550%	03/15/35		1,770	2,116,161
4.700%	05/14/45		855	1,057,239
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25		1,150	1,247,749
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24		102	108,489
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39		280	331,188
5.000%	08/15/45		566	753,738
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28		1,870	2,125,825
Sr. Unsec’d. Notes
3.200%	03/15/40		1,555	1,606,053
CVS Health Corp.,
Sr. Unsec’d. Notes
5.125%	07/20/45		991	1,288,545
5.300%	12/05/43		185	243,849
Mylan, Inc.,
Gtd. Notes
5.400%	11/29/43		590	730,509
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28		925	948,432
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40		520	554,662

				17,805,534

Pipelines — 0.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
7.875%	05/15/26		525	578,430
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A
4.600%	12/15/44		45	53,466
Energy Transfer LP,
Sr. Unsec’d. Notes
4.950%	06/15/28		795	896,473
5.000%	05/15/50		990	1,139,926
6.125%	12/15/45		120	149,804
Energy Transfer LP/Regency Energy Finance Corp.,
Sr. Unsec’d. Notes
5.000%	10/01/22		610	621,693
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25	(a)	1,055	1,123,349
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51		1,575	1,592,691

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		1,140	$1,215,366
4.700%	04/15/48		750	873,395
4.875%	06/01/25		2,275	2,489,545
5.200%	03/01/47		25	30,595
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36		130	170,858
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	(a)	3,495	3,568,185
4.500%	03/15/50		245	271,897
4.950%	07/13/47		640	745,734
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		80	83,273
4.125%	08/15/31		80	85,361
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		1,315	1,320,876
5.300%	03/01/48		80	96,396
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48		230	279,992
4.900%	01/15/45		1,100	1,316,854

				18,704,159

Real Estate Investment Trusts (REITs) — 0.3%
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33		945	930,221
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		725	809,783
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30		2,420	2,463,059
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31	(a)	750	759,397
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31		2,250	2,417,505

				7,379,965

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		650	658,120
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29		1,820	1,991,735
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		3,395	3,648,789

SEE NOTES TO FINANCIAL STATEMENTS.

A44

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		200	$197,808
3.875%	10/01/31		200	197,639
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		1,020	1,041,989

				7,736,080

Semiconductors — 0.1%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.187%	11/15/36		3,650	3,661,816

Software — 0.1%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
2.250%	03/01/31	(a)	2,175	2,127,740
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60		360	358,462
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30		1,425	1,328,713

				3,814,915

Telecommunications — 0.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33		1,371	1,342,642
3.100%	02/01/43		1,070	1,036,261
3.500%	09/15/53		2,817	2,847,289
3.650%	09/15/59		4	4,038
4.300%	02/15/30		490	552,054
4.500%	05/15/35		225	259,674
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30		350	514,667
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	05/01/25		1,300	1,326,150
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		250	258,127
T-Mobile USA, Inc.,
Sr.Sec’d. Notes
3.875%	04/15/30		5,500	6,018,461
Sr. Sec’d. Notes, 144A
2.700%	03/15/32		875	881,156
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31		1,515	1,530,402
2.650%	11/20/40		1,095	1,039,315
4.016%	12/03/29		1,365	1,530,009
4.500%	08/10/33		865	1,019,116

				20,159,361

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28	735	$933,891
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	690	963,815
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	120	134,989

			2,032,695

TOTAL CORPORATE BONDS (cost $283,611,160)			300,265,222

MUNICIPAL BONDS — 0.5%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	180	199,649

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,305	2,112,447
Taxable, Revenue Bonds
2.574%	04/01/31	415	431,821
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	1,250	1,971,467
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	350	539,723
7.625%	03/01/40	205	339,981

			5,395,439

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	565	893,477

Illinois — 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	970	1,450,612
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	2,305	2,392,657

			3,843,269

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,000	1,627,261

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,100	1,371,711

SEE NOTES TO FINANCIAL STATEMENTS.

A45

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	415	$552,096
Ohio Water Development Authority Water Pollution Control Loan Fund, Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	275	320,627

			872,723

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	425	570,739

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	505	720,974

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	355	487,384

TOTAL MUNICIPAL BONDS (cost $11,774,023)			15,982,626

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.4%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	10	10,437
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
2.509%(cc)	02/25/35	54	56,072
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	04/25/28	24	23,970
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.702%(c)	06/25/30	15	14,962
Series 2021-02A, Class M1A, 144A, 30 Day Average SOFR + 1.200% (Cap N/A, Floor 1.200%)
1.250%(c)	06/25/31	2,014	2,009,052
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
1.050%(c)	09/25/31	1,500	1,485,213
Series 2021-03A, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
1.050%(c)	09/25/31	1,100	1,094,310
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	08/29/22	2,311	2,304,161
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
2.326%(cc)	02/25/37	100	101,216
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	631	655,713

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Eagle Re Ltd. (Bermuda),
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
1.600%(c)	04/25/34	3,840	$3,839,828
Fannie Mae REMICS,
Series 2014-73, Class CZ
3.000%	11/25/44	2,506	2,660,868
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
2.650%(c)	11/25/50	1,901	1,920,465
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.703%(c)	07/25/50	259	259,737
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	09/25/50	155	161,436
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	10/25/33	2,005	2,040,800
Series 2021-DNA05, Class M1, 144A, 30 Day Average SOFR + 0.650% (Cap N/A, Floor 0.000%)
0.700%(c)	01/25/34	443	443,066
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
1.700%(c)	01/25/34	210	210,899
Series 2021-HQA03, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
0.900%(c)	09/25/41	4,870	4,867,755
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.853%(c)	09/25/48	2	2,361
Freddie Mac REMICS,
Series 4117, Class ZC
3.000%	10/15/42	2,202	2,325,253
Series 4535, Class PA
3.000%	03/15/44	498	511,380
Series 4680, Class GZ
3.500%	03/15/47	1,174	1,270,757
Government National Mortgage Assoc.,
Series 2019-69, Class KB
3.000%	06/20/49	2,400	2,570,687
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.752%(c)	05/25/29	116	115,866
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.250% (Cap N/A, Floor 0.000%)
1.300%(c)	01/25/34	950	950,447
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
2.314%(cc)	07/25/35	36	36,134
Legacy Mortgage Asset Trust,
Series 2021-GS01, Class A1, 144A
1.892%	10/25/66	270	269,801

SEE NOTES TO FINANCIAL STATEMENTS.

A46

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Mello Warehouse Securitization Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	10/25/53	1,260	$1,259,390
Series 2021-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.789%(c)	02/25/55	1,600	1,590,385
MFA Trust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60	2,351	2,311,608
Mortgage Repurchase Agreement Financing Trust,
Series 2020-05, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.101%(c)	08/10/23	1,090	1,090,135
Series 2021-01, Class A2, 144A, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.000%)
0.601%(c)	03/10/22	2,600	2,600,212
Series 2021-S01, Class A1, 144A, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
0.601%(c)	09/10/22	1,800	1,799,631
MRA Issuance Trust,
Series 2020-07, Class A2X, 144A, 1 Month LIBOR + 1.300%
1.399%(c)	09/15/22^	7,800	7,800,000
MSG III Securitization Trust,
Series 2021-01, Class A, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.842%(c)	06/25/54	1,500	1,498,911
Series 2021-01, Class B, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
0.992%(c)	06/25/54	270	269,852
Series 2021-01, Class C, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.192%(c)	06/25/54	230	229,875
Series 2021-01, Class D, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.392%(c)	06/25/54	90	89,951
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.853%(c)	01/25/48	232	231,847
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.652%(c)	07/25/28	103	103,277
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	07/25/29	29	28,743
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR+ 1.600% (Cap N/A, Floor 1.600%)
1.650%(c)	04/25/34	2,700	2,695,093
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.917%(c)	12/25/22	1,473	1,476,226

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
3.002%(c)	02/27/24		2,357	$2,387,806
Provident Funding Mortgage Warehouse Securitization Trust,
Series 2021-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.802%(c)	02/25/55		2,340	2,327,530
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		969	1,011,187
Station Place Securitization Trust,
Series 2021-04, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	04/11/22		2,600	2,597,290
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	06/20/22		2,040	2,041,761
Series 2021-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
0.752%(c)	01/26/54		657	656,592
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
2.431%(cc)	02/25/34		75	75,336

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $68,411,353)				68,385,284

SOVEREIGN BONDS — 0.7%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27	(a)	2,420	2,599,707
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		465	463,837
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.500%	01/28/26		220	230,400
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		745	796,638
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400	415,953
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25		EUR 1,200	1,502,179
Sr. Unsec’d. Notes, 144A, MTN
5.875%	01/15/24		750	821,407
Sr. Unsec’d. Notes, EMTN
2.150%	07/18/24		EUR 1,510	1,798,604
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.375%	10/31/23		200	209,216
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23		1,000	1,021,133
2.625%	04/20/22		1,400	1,409,255

SEE NOTES TO FINANCIAL STATEMENTS.

A47

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
3.000%	03/12/24		200	$208,493
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/16/50	(a)	340	374,772
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		514	511,770
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		800	831,983
5.103%	04/23/48		665	898,973
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN
4.125%	03/11/39		EUR 960	1,169,376
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.875%	03/04/23		1,285	1,315,104
4.000%	04/17/25		750	807,983
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22		1,200	1,210,276
3.250%	06/01/23		600	620,103
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55	(a)	405	531,564
5.100%	06/18/50	(a)	395	523,652

TOTAL SOVEREIGN BONDS (cost $19,154,191)				20,272,378

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.2%
Federal Home Loan Bank
5.500%	07/15/36		850	1,228,346
Federal Home Loan Mortgage Corp.
1.500%	11/01/50		1,353	1,307,122
2.000%	01/01/32		471	484,046
2.000%	06/01/40		840	852,745
2.000%	10/01/40		1,387	1,407,707
2.000%	09/01/50		3,150	3,143,532
2.000%	03/01/51		1,014	1,011,775
2.500%	03/01/30		274	284,955
2.500%	03/01/51		780	804,789
2.500%	04/01/51		6,900	7,050,150
2.500%	08/01/51		2,881	2,944,472
2.500%	09/01/51		4,963	5,076,411
3.000%	10/01/28		183	193,264
3.000%	06/01/29		392	413,542
3.000%	01/01/37		104	109,223
3.000%	06/01/42		162	171,598
3.000%	10/01/42		402	424,861
3.000%	01/01/43		377	398,301
3.000%	07/01/43		1,009	1,064,733
3.000%	11/01/49		1,430	1,482,273
3.000%	02/01/50		1,685	1,751,154
3.000%	05/01/50		367	380,848
3.500%	06/01/42		173	186,633
3.500%	01/01/47		298	318,211
3.500%	02/01/47		461	491,682
4.000%	06/01/26		192	201,868

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	09/01/26	68	$71,959
4.000%	03/01/38	207	222,785
4.000%	10/01/39	355	389,654
4.000%	09/01/40	417	457,910
4.000%	12/01/40	186	204,368
4.000%	10/01/41	189	207,424
4.000%	01/01/42	65	71,768
4.500%	02/01/39	50	55,139
4.500%	09/01/39	69	76,875
4.500%	10/01/39	605	667,175
4.500%	12/01/39	61	67,679
4.500%	07/01/41	77	82,960
4.500%	07/01/41	1,105	1,224,933
4.500%	08/01/41	113	121,526
4.500%	08/01/41	175	191,005
4.500%	08/01/41	195	212,087
4.500%	10/01/41	100	107,035
4.500%	12/01/47	133	143,534
4.500%	08/01/48	277	297,080
5.000%	05/01/34	14	15,499
5.000%	05/01/34	165	186,684
5.000%	10/01/35	4	4,474
5.000%	07/01/37	224	253,324
5.000%	05/01/39	32	36,151
5.500%	12/01/33	35	38,843
5.500%	01/01/34	31	34,407
5.500%	06/01/34	63	72,192
5.500%	07/01/34	119	134,938
5.500%	05/01/37	29	33,596
5.500%	02/01/38	234	268,382
5.500%	05/01/38	26	29,381
5.500%	07/01/38	62	70,837
6.000%	03/01/32	124	137,700
6.000%	12/01/33	45	49,840
6.000%	11/01/36	30	34,197
6.000%	01/01/37	28	32,498
6.000%	05/01/37	13	14,812
6.000%	02/01/38	2	2,660
6.000%	08/01/39	37	42,459
6.750%	03/15/31(k)	550	788,458
7.000%	05/01/31	6	5,847
7.000%	06/01/31	12	12,318
7.000%	08/01/31	96	106,371
7.000%	10/01/31	6	6,028
Federal National Mortgage Assoc.
1.500%	11/01/50	933	901,898
1.500%	12/01/50	3,742	3,617,191
2.000%	TBA	1,500	1,495,378
2.000%	08/01/31	460	472,656
2.000%	02/01/41	1,759	1,787,417
2.000%	05/01/41	9,654	9,809,034
2.000%	08/01/50	1,290	1,286,837
2.000%	10/01/50	7,257	7,240,716
2.000%	11/01/50	1,745	1,741,510
2.000%	03/01/51	3,505	3,497,046
2.000%	05/01/51	2,535	2,529,214
2.500%	05/01/41	7,844	8,098,378
2.500%	10/01/43	385	397,005

SEE NOTES TO FINANCIAL STATEMENTS.

A48

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.500%	12/01/46	790	$811,325
2.500%	03/01/50	788	806,867
2.500%	08/01/50	2,791	2,849,783
2.500%	04/01/51	3,701	3,779,880
3.000%	TBA	1,000	1,034,440
3.000%	TBA(tt)	2,500	2,589,908
3.000%	02/01/27	689	723,371
3.000%	08/01/30	520	546,871
3.000%	11/01/36	810	845,625
3.000%	12/01/42	662	695,744
3.000%	03/01/43	142	150,109
3.000%	11/01/46	498	519,859
3.000%	01/01/47	741	777,192
3.000%	02/01/47	780	815,984
3.000%	03/01/47	411	430,702
3.000%	06/01/49	19	19,522
3.000%	12/01/49	1,629	1,688,325
3.000%	02/01/50	3,357	3,478,773
3.000%	03/01/50	340	352,307
3.500%	TBA(tt)	500	526,362
3.500%	07/01/31	493	522,618
3.500%	02/01/33	1,094	1,157,304
3.500%	06/01/39	311	335,735
3.500%	01/01/42	1,809	1,941,047
3.500%	05/01/42	895	959,750
3.500%	07/01/42	478	516,301
3.500%	08/01/42	185	200,185
3.500%	08/01/42	487	525,477
3.500%	09/01/42	237	255,494
3.500%	09/01/42	955	1,031,329
3.500%	11/01/42	127	135,765
3.500%	03/01/43	1,469	1,586,275
3.500%	04/01/43	291	314,789
3.500%	04/01/43	407	439,260
3.500%	01/01/46	740	798,046
3.500%	07/01/46	554	588,840
3.500%	11/01/46	674	718,278
3.500%	09/01/47	337	356,653
3.500%	01/01/48	2,888	3,058,640
3.500%	05/01/48	574	605,809
3.500%	07/01/48	354	373,862
4.000%	10/01/41	1,263	1,385,989
4.000%	09/01/44	807	878,406
4.000%	10/01/46	279	300,720
4.000%	02/01/47	160	171,165
4.000%	09/01/47	575	615,357
4.000%	11/01/47	386	420,455
4.000%	11/01/47	844	903,906
4.000%	03/01/49	3,739	3,972,960
4.500%	07/01/33	30	32,700
4.500%	08/01/33	28	30,384
4.500%	09/01/33	55	60,535
4.500%	10/01/33	4	4,347
4.500%	10/01/33	20	22,015
4.500%	10/01/33	69	76,027
4.500%	01/01/35	1	936
4.500%	07/01/39	469	518,321
4.500%	08/01/39	695	768,668

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.500%	03/01/41	223		$246,486
4.500%	11/01/47	1,292		1,395,309
4.500%	01/01/49	222		237,707
5.000%	03/01/34	140		157,572
5.000%	06/01/35	50		56,413
5.000%	07/01/35	63		71,705
5.000%	09/01/35	52		58,753
5.000%	11/01/35	59		66,145
5.000%	02/01/36	61		69,293
5.000%	05/01/36	31		34,609
5.500%	09/01/33	113		126,554
5.500%	10/01/33	52		58,972
5.500%	12/01/33	33		37,157
5.500%	01/01/34	1		808
5.500%	12/01/34	109		123,566
5.500%	10/01/35	379		426,617
5.500%	03/01/36	46		51,026
5.500%	05/01/36	108		123,056
5.500%	04/01/37	57		64,683
6.000%	08/01/22	3		2,879
6.000%	04/01/33	8		8,766
6.000%	06/01/33	3		3,588
6.000%	10/01/33	186		208,013
6.000%	11/01/33	2		2,496
6.000%	11/01/33	13		13,893
6.000%	11/01/33	42		46,321
6.000%	01/01/34	191		217,307
6.000%	02/01/34	42		46,915
6.000%	03/01/34	24		26,581
6.000%	03/01/34	37		40,706
6.000%	07/01/34	135		155,659
6.000%	08/01/34	—(r	)	606
6.000%	10/01/34	3		3,188
6.000%	11/01/34	2		2,568
6.000%	11/01/34	7		8,056
6.000%	01/01/35	49		55,198
6.000%	01/01/35	99		108,547
6.000%	02/01/35	38		41,584
6.000%	02/01/35	161		184,903
6.000%	03/01/35	1		1,189
6.000%	04/01/35	1		603
6.000%	07/01/36	24		27,420
6.000%	02/01/37	45		52,453
6.000%	05/01/37	17		19,181
6.000%	06/01/37	—(r	)	387
6.000%	08/01/37	9		10,558
6.000%	09/01/37	—(r	)	225
6.000%	10/01/37	28		32,804
6.000%	05/01/38	39		45,692
6.000%	06/01/38	2		2,171
6.250%	05/15/29(k)	610		810,351
6.500%	07/01/32	30		33,859
6.500%	09/01/32	1		1,537
6.500%	09/01/32	38		42,295
6.500%	09/01/32	46		50,884
6.500%	09/01/32	52		58,232
6.500%	04/01/33	55		62,801
6.500%	11/01/33	19		21,826

SEE NOTES TO FINANCIAL STATEMENTS.

A49

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.500%	01/01/34	20	$22,474
6.500%	09/01/34	54	59,951
6.500%	09/01/36	46	53,320
6.500%	10/01/36	11	12,999
6.500%	11/01/36	19	21,397
6.500%	01/01/37	37	40,569
6.500%	01/01/37	93	104,430
6.625%	11/15/30(k)	800	1,128,733
7.000%	02/01/32	12	13,556
7.000%	05/01/32	10	12,322
7.000%	06/01/32	10	11,013
7.000%	07/01/32	36	40,526
7.125%	01/15/30(k)	3,195	4,528,705
Government National Mortgage Assoc.
2.000%	03/20/51	914	923,327
2.500%	TBA	1,000	1,021,835
2.500%	TBA	1,000	1,024,061
2.500%	03/20/43	159	164,673
2.500%	12/20/46	299	307,732
2.500%	05/20/51	479	490,914
2.500%	08/20/51	787	806,719
3.000%	TBA	3,000	3,103,958
3.000%	12/20/44	111	116,188
3.000%	03/15/45	369	384,531
3.000%	11/20/45	339	354,237
3.000%	03/20/46	718	749,460
3.000%	07/20/46	1,832	1,912,501
3.000%	08/20/46	484	505,077
3.000%	10/20/46	423	441,766
3.000%	11/20/46	255	266,646
3.000%	12/20/46	463	483,120
3.000%	01/20/47	132	137,770
3.000%	04/20/47	591	616,534
3.000%	12/20/49	210	217,406
3.500%	12/20/42	660	702,808
3.500%	05/20/43	199	213,642
3.500%	04/20/45	611	646,666
3.500%	07/20/46	2,250	2,370,077
3.500%	07/20/48	1,764	1,848,497
3.500%	11/20/48	582	609,062
3.500%	06/20/49	2,277	2,373,237
4.000%	06/15/40	37	41,023
4.000%	05/20/41	34	36,869
4.000%	12/20/42	364	393,920
4.000%	08/20/44	140	151,201
4.000%	11/20/45	273	295,507
4.000%	12/20/45	750	811,957
4.000%	09/20/47	2,190	2,327,877
4.000%	02/20/49	815	861,602
4.000%	01/20/50	326	343,801
4.500%	04/15/40	216	242,027
4.500%	01/20/41	253	280,890
4.500%	02/20/41	399	442,795
4.500%	03/20/41	199	219,408
4.500%	06/20/44	300	331,774
4.500%	09/20/46	244	270,043
4.500%	11/20/46	349	385,832
4.500%	03/20/47	192	206,460

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.500%	05/20/48	323		$343,271
4.500%	08/20/48	566		599,946
5.000%	10/20/37	61		68,877
5.000%	04/20/45	340		384,408
5.500%	08/15/33	161		176,781
5.500%	08/15/33	166		182,379
5.500%	09/15/33	36		39,585
5.500%	12/15/33	11		11,795
5.500%	03/15/34	105		115,932
5.500%	12/15/34	205		234,694
5.500%	07/15/35	36		41,960
5.500%	04/15/36	42		46,627
6.000%	04/15/33	5		5,287
6.000%	12/15/33	69		75,895
6.000%	01/15/34	19		20,821
6.000%	01/15/34	23		25,597
6.000%	01/15/34	39		45,167
6.000%	06/20/34	70		80,516
6.000%	07/15/34	49		57,546
6.500%	10/15/23	—(r	)	292
6.500%	12/15/23	1		1,002
6.500%	01/15/24	—(r	)	216
6.500%	01/15/24	2		1,705
6.500%	01/15/24	4		4,129
6.500%	01/15/24	4		4,923
6.500%	01/15/24	9		9,710
6.500%	01/15/24	17		18,536
6.500%	02/15/24	—(r	)	345
6.500%	02/15/24	1		737
6.500%	02/15/24	2		1,693
6.500%	02/15/24	2		1,986
6.500%	02/15/24	2		2,649
6.500%	02/15/24	3		3,453
6.500%	03/15/24	—(r	)	237
6.500%	03/15/24	1		769
6.500%	04/15/24	—(r	)	194
6.500%	04/15/24	1		762
6.500%	04/15/24	1		858
6.500%	04/15/24	1		1,031
6.500%	04/15/24	3		3,821
6.500%	04/15/24	4		4,856
6.500%	05/15/24	1		1,639
6.500%	05/15/24	2		2,008
6.500%	05/15/24	6		6,074
6.500%	10/15/24	5		5,351
6.500%	11/15/28	3		3,280
6.500%	08/15/31	4		3,987
6.500%	12/15/31	7		8,242
6.500%	02/15/32	25		27,680
6.500%	06/15/32	12		12,914
6.500%	07/15/32	24		26,594
6.500%	08/15/32	3		3,642
6.500%	08/15/32	4		5,075
6.500%	08/15/32	7		7,325
6.500%	08/15/32	23		25,312
6.500%	08/15/32	117		133,649
6.500%	08/15/34	22		25,051
6.500%	06/15/35	23		26,024

SEE NOTES TO FINANCIAL STATEMENTS.

A50

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	09/15/36		30	$34,886
8.000%	01/15/24		3	3,122
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31		200	195,840
7.125%	05/01/30		510	724,984

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $176,351,473)				179,618,375

U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bonds
2.000%	11/15/41		4,230	4,276,927
2.250%	05/15/41		10,220	10,727,806
U.S. Treasury Strips Coupon
1.760%(s)	08/15/40	(k)	830	566,540
2.000%(s)	08/15/39	(k)	360	253,533
2.378%(s)	11/15/43		3,600	2,281,359

TOTAL U.S. TREASURY OBLIGATIONS (cost $18,147,473)				18,106,165

TOTAL LONG-TERM INVESTMENTS (cost $1,296,365,472)				2,538,606,870

			Shares
SHORT-TERM INVESTMENTS — 13.8%
AFFILIATED MUTUAL FUNDS — 13.7%
PGIM Core Ultra Short Bond Fund(wa)			363,398,511	363,398,511
PGIM Institutional Money Market Fund (cost $35,455,211; includes $35,452,395 of cash collateral for securities on loan)(b)(wa)			35,557,940	35,533,049

TOTAL AFFILIATED MUTUAL FUNDS (cost $398,853,722)				398,931,560

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
0.043%	03/17/22		1,920	1,919,785

(cost $1,919,830)

OPTIONS PURCHASED*~ — 0.0% (cost $58,689)				25,402

TOTAL SHORT-TERM INVESTMENTS (cost $400,832,241)				400,876,747

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—101.4% (cost $1,697,197,713)				2,939,483,617

Value
OPTIONS WRITTEN*~ — (0.0)% (premiums received $59,861)	$(76,842)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—101.4% (cost $1,697,137,852)	2,939,406,775
Liabilities in excess of other assets(z) — (1.4)%	(40,364,207)

NET ASSETS — 100.0%	$2,899,042,568

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,803,288 and 0.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $34,821,643; cash collateral of $35,452,395 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 3,000,000 is 0.1% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A51

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration		Receive	Pay	Notional Amount (000)#	Value
			Date	Strike
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	6,880	$—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	6,520	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	6,490	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	3,260	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	9,900	—
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	6,880	5,288
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	6,520	5,011
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	6,490	4,988
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,260	2,506
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	9,900	7,609

Total Options Purchased (cost $58,689)								$25,402

Options Written:

OTC Swaptions
Description	Call/ Put	Counterparty	Expiration		Receive	Pay	Notional Amount (000)#	Value
			Date	Strike
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	6,880	$(13,964)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	6,520	(13,233)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	6,490	(13,173)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,260	(6,617)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	9,900	(20,094)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.73%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	6,490	(1,960)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	6,880	(1,839)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	6,520	$(1,742)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	3,260	(871)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	9,900	(2,646)
GS_21-PJ2A^	Put	Goldman Sachs International	11/15/24	0.50%	0.50%(M)	GS_21-PJ2A(M)	4,720	(264)
GS_21-PJA^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	9,100	(439)

Total Options Written (premiums received $59,861)								$(76,842)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
310	2 Year U.S. Treasury Notes	Mar. 2022	$67,633,282	$(55,703)
363	5 Year U.S. Treasury Notes	Mar. 2022	43,914,491	76,944
135	10 Year U.S. Treasury Notes	Mar. 2022	17,613,281	137,214
64	20 Year U.S. Treasury Bonds	Mar. 2022	10,268,000	19,383
375	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	73,921,875	1,171,911
6	Mini MSCI EAFE Index	Mar. 2022	696,540	12,026
124	S&P 500 E-Mini Index	Mar. 2022	29,502,700	347,084

				1,708,859

Short Positions:
29	5 Year Euro-Bobl	Mar. 2022	4,399,118	37,284
23	10 Year Euro-Bund	Mar. 2022	4,487,409	75,083
63	10 Year U.S. Ultra Treasury Notes	Mar. 2022	9,225,563	(158,219)
23	Euro Schatz Index	Mar. 2022	2,933,562	4,899

				(40,953)

				$1,667,906

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CAD	1,384	$1,108,933	$1,093,936	$14,997	$—
Euro,
Expiring 01/12/22	BNP Paribas S.A.	EUR	22,253	25,082,844	25,341,216	—	(258,372)

				$26,191,777	$26,435,152	$14,997	$(258,372)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreement outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJ2A	01/14/22	0.500%(M)	4,720	*	$2,032	$(441)	$2,473	Goldman Sachs International
GS_21-PJA	01/14/22	0.250%(M)	9,100	*	1,959	(425)	2,384	Goldman Sachs International

					$3,991	$(866)	$4,857

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreement outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
5,200	01/13/26	2.152	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(430,251)	$(430,251)
15,685	02/02/26	2.295	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(43,291)	(1,178,080)	(1,134,789)
7,790	02/18/26	2.370	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(547,769)	(547,769)

					$(43,291)	$(2,156,100)	$(2,112,809)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
U.S. Treasury Bonds(T)	1 Day USOIS +4.5bps(T)	JPMorgan Chase Bank, N.A.	2/22/22	13,010	$38,221	$—	$38,221

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(866)	$43,078	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CitiGroup Global Markets, Inc.	$—	$4,530,317
Goldman Sachs & Co. LLC	—	1,919,785

Total	$—	$6,450,102

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$1,519,120,293	$35,702,280	$—
Exchange-Traded Funds	7,722,539	—	—
Preferred Stocks	1,416,300	40,383	—
Asset-Backed Securities
Automobiles	—	57,399,298	—
Collateralized Loan Obligations	—	100,990,241	—
Consumer Loans	—	7,341,850	—
Equipment	—	5,982,977	—
Home Equity Loans	—	22,724	—
Other	—	3,578,891	—
Residential Mortgage-Backed Securities	—	5,534,528	—
Student Loans	—	12,666,776	—
Commercial Mortgage-Backed Securities	—	178,457,740	—
Corporate Bonds	—	300,265,222	—
Municipal Bonds	—	15,982,626	—
Residential Mortgage-Backed Securities	—	60,585,284	7,800,000

SEE NOTES TO FINANCIAL STATEMENTS.

A55

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds	$—	$20,272,378	$—
U.S. Government Agency Obligations	—	179,618,375	—
U.S. Treasury Obligations	—	18,106,165	—
Short-Term Investments
Affiliated Mutual Funds	398,931,560	—	—
U.S. Treasury Obligation	—	1,919,785	—
Options Purchased	—	25,402	—

Total	$1,927,190,692	$1,004,492,925	$7,800,000

Liabilities
Options Written	$—	$(76,139)	$(703)

Other Financial Instruments*
Assets
Futures Contracts	$1,881,828	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	14,997	—
OTC Credit Default Swap Agreements	—	—	3,991
OTC Total Return Swap Agreement	—	38,221	—

Total	$1,881,828	$53,218	$3,991

Liabilities
Futures Contracts	$(213,922)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(258,372)	—
Centrally Cleared Inflation Swap Agreements	—	(2,112,809)	—

Total	$(213,922)	$(2,371,181)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	13.7%
U.S. Government Agency Obligations	6.2
Commercial Mortgage-Backed Securities	6.2
Software	5.1
Banks	5.0
Technology Hardware, Storage & Peripherals	3.8
Collateralized Loan Obligations	3.5
Semiconductors & Semiconductor Equipment	3.4
Automobiles	3.4
Interactive Media & Services	3.3
Pharmaceuticals	2.7
Residential Mortgage-Backed Securities	2.6
IT Services	2.4
Internet & Direct Marketing Retail	2.0
Capital Markets	1.6
Health Care Equipment & Supplies	1.6
Health Care Providers & Services	1.5
Equity Real Estate Investment Trusts (REITs)	1.4
Oil, Gas & Consumable Fuels	1.3
Specialty Retail	1.3
Insurance	1.2

Chemicals	1.1%
Life Sciences Tools & Services	1.1
Media	1.0
Hotels, Restaurants & Leisure	1.0
Biotechnology	1.0
Beverages	0.9
Electric	0.9
Aerospace & Defense	0.9
Diversified Financial Services	0.9
Entertainment	0.9
Electric Utilities	0.9
Machinery	0.8
Food & Staples Retailing	0.8
Household Products	0.7
Sovereign Bonds	0.7
Telecommunications	0.7
U.S. Treasury Obligations	0.7
Pipelines	0.6
Municipal Bonds	0.5
Diversified Telecommunication Services	0.5
Industrial Conglomerates	0.5
Food Products	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A56

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Road & Rail	0.5%
Communications Equipment	0.5
Oil & Gas	0.5
Student Loans	0.4
Textiles, Apparel & Luxury Goods	0.4
Multi-Utilities	0.4
Auto Manufacturers	0.4
Electronic Equipment, Instruments & Components	0.4
Air Freight & Logistics	0.4
Tobacco	0.3
Building Products	0.3
Electrical Equipment	0.3
Consumer Finance	0.3
Retail	0.3
Exchange-Traded Funds	0.3
Airlines	0.3
Multiline Retail	0.3
Real Estate Investment Trusts (REITs)	0.3
Consumer Loans	0.3
Professional Services	0.2
Metals & Mining	0.2
Commercial Services & Supplies	0.2
Household Durables	0.2
Equipment	0.2
Containers & Packaging	0.2
Gas	0.2
Trading Companies & Distributors	0.2
Healthcare-Services	0.1
Personal Products	0.1
Foods	0.1
Semiconductors	0.1
Other	0.1
Miscellaneous Manufacturing	0.1
Packaging & Containers	0.1
Energy Equipment & Services	0.1
Commercial Services	0.1

Wireless Telecommunication Services	0.1%
Engineering & Construction	0.1
Auto Components	0.1
Agriculture	0.1
Construction Materials	0.1
Distributors	0.1
Housewares	0.1
Healthcare-Products	0.1
Transportation	0.1
Office/Business Equipment	0.1
Real Estate Management & Development	0.1
Home Builders	0.1
Water Utilities	0.0	*
Health Care Technology	0.0	*
Building Materials	0.0	*
Lodging	0.0	*
Construction & Engineering	0.0	*
Marine	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Multi-National	0.0	*
Gas Utilities	0.0	*
Apparel	0.0	*
Leisure Products	0.0	*
Forest Products & Paper	0.0	*
Options Purchased	0.0	*
Home Equity Loans	0.0	*
Paper & Forest Products	0.0	*
Diversified Consumer Services	0.0	*

	101.4
Options Written	(0.0	)*
Liabilities in excess of other assets	(1.4)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$866
Credit contracts	Unaffiliated investments	25,402		Options written outstanding, at value	76,842
Credit contracts	Unrealized appreciation on OTC swap agreements	4,857		—	—
Equity contracts	Due from/to broker-variation margin futures	359,110	*	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$14,997		Unrealized depreciation on OTC forward foreign currency exchange contracts	$258,372
Interest rate contracts	Due from/to broker-variation margin futures	1,522,718	*	Due from/to broker-variation margin futures	213,922	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	2,112,809	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	38,221		—	—

		$1,965,305			$2,662,811

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$25,361
Equity contracts	—	—	9,915,585	—	—
Foreign exchange contracts	—	—	—	1,538,177	—
Interest rate contracts	300,714	(131,928)	(6,491,343)	—	67,476

Total	$300,714	$(131,928)	$3,424,242	$1,538,177	$92,837

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(33,287)	$(16,981)	$—	$—	$11,079
Equity contracts	—	—	(338,354)	—	—
Foreign exchange contracts	—	—	—	44,551	—
Interest rate contracts	—	—	1,931,547	—	(1,772,319)

Total	$(33,287)	$(16,981)	$1,593,193	$44,551	$(1,761,240)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$34,398	$19,648,200	$231,230,664	$29,492,237	$11,940,700

SEE NOTES TO FINANCIAL STATEMENTS.

A58

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward Foreign	Interest Rate
Currency Exchange	Swap
Contracts—Sold(3)	Agreements(2)
$33,373,939	$7,057,307

Credit Default	Total Return
Swap Agreements—	Swap	Inflation Swap
Sell Protection(2)	Agreements(2)	Agreements(2)
$8,644,000	$7,004,928	$24,500,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$34,821,643	$(34,821,643)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP Paribas S.A.	$5,288	$(274,175)	$(268,887)	$—	$(268,887)
Goldman Sachs International	4,857	(1,569)	3,288	—	3,288
JPMorgan Chase Bank, N.A.	38,221	—	38,221	—	38,221
Morgan Stanley & Co. International PLC	35,111	(60,336)	(25,225)	—	(25,225)

	$83,477	$(336,080)	$(252,603)	$—	$(252,603)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $34,821,643:
Unaffiliated investments (cost $1,298,343,991)	$2,540,552,057
Affiliated investments (cost $398,853,722)	398,931,560
Foreign currency, at value (cost $618,442)	613,910
Cash	605,017
Dividends and interest receivable	5,689,454
Receivable for investments sold	1,532,520
Due from broker-variation margin futures	650,971
Tax reclaim receivable	279,424
Receivable for Portfolio shares sold	172,263
Unrealized appreciation on OTC swap agreements	43,078
Due from broker-variation margin swaps	25,470
Unrealized appreciation on OTC forward foreign currency exchange contracts	14,997
Receivable from affiliate	1,278
Prepaid expenses	20,794

Total Assets	2,949,132,793

LIABILITIES
Payable to broker for collateral for securities on loan	35,452,395
Payable for investments purchased	12,337,753
Management fee payable	1,341,588
Accrued expenses and other liabilities	378,974
Unrealized depreciation on OTC forward foreign currency exchange contracts	258,372
Due to broker-variation margin futures	85,640
Payable to affiliate	80,716
Options written outstanding, at value (premiums received $59,861)	76,842
Payable for Portfolio shares purchased	74,099
Trustees’ fees payable	1,470
Affiliated transfer agent fee payable	980
Premiums received for OTC swap agreements	866
Distribution fee payable	530

Total Liabilities	50,090,225

NET ASSETS	$2,899,042,568

Net assets were comprised of:
Partners’ Equity	$2,899,042,568

Class I:
Net asset value and redemption price per share, $2,896,378,610 / 73,017,679 outstanding shares of beneficial interest	$39.67

Class III:
Net asset value and redemption price per share, $2,663,958 / 67,274 outstanding shares of beneficial interest	$39.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $474 foreign withholding tax)	$23,987,229
Unaffiliated dividend income (net of $153,100 foreign withholding tax, of which $23,037 is reimbursable by an affiliate)	21,206,861
Affiliated dividend income	484,263
Income from securities lending, net (including affiliated income of $33,122)	37,995

Total income	45,716,348

EXPENSES
Management fee	15,404,639
Distribution fee—Class III	1,898
Custodian and accounting fees	268,216
Shareholders’ reports	70,383
Audit fee	51,200
Trustees’ fees	45,190
Legal fees and expenses	31,643
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	72,894

Total expenses	15,956,745

NET INVESTMENT INCOME (LOSS)	29,759,603

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $12,763)	178,084,110
Futures transactions	3,424,242
Forward currency contract transactions	1,538,177
Options written transactions	(131,928)
Swap agreements transactions	92,837
Foreign currency transactions	264,170

183,271,608

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(23,300))	138,805,337
Futures	1,593,193
Forward currency contracts	44,551
Options written	(16,981)
Swap agreements	(1,761,240)
Foreign currencies	(37,336)

138,627,524

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	321,899,132

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$351,658,735

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$29,759,603	$40,139,745
Net realized gain (loss) on investment and foreign currency transactions	183,271,608	110,065,845
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	138,627,524	129,736,806

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	351,658,735	279,942,396

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	16,716,926	12,730,292
Portfolio shares purchased	(179,291,386)	(179,703,549)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(162,574,460)	(166,973,257)

TOTAL INCREASE (DECREASE)	189,084,275	112,969,139
NET ASSETS:
Beginning of year	2,709,958,293	2,596,989,154

End of year	$2,899,042,568	$2,709,958,293

SEE NOTES TO FINANCIAL STATEMENTS.

A60

PSF PGIM FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 93.9%
COMMON STOCKS — 65.9%
Aerospace & Defense — 1.3%
Airbus SE (France)*	1,708	$218,776
General Dynamics Corp.	102,100	21,284,787
Lockheed Martin Corp.	55,700	19,796,337
Northrop Grumman Corp.	17,600	6,812,432
Raytheon Technologies Corp.	169,000	14,544,140

		62,656,472

Air Freight & Logistics — 0.3%
Deutsche Post AG (Germany)	7,680	492,737
DSV A/S (Denmark)	596	139,263
FedEx Corp.	47,400	12,259,536

		12,891,536

Auto Components — 0.0%
Aisin Corp. (Japan)	400	15,356
Bridgestone Corp. (Japan)	5,300	228,094
Cie Generale des Etablissements Michelin SCA (France)	492	80,684
Denso Corp. (Japan)	1,300	107,726

		431,860

Automobiles — 1.6%
Bayerische Motoren Werke AG (Germany)	931	93,331
Daimler AG (Germany)	3,973	305,252
Ferrari NV (Italy)	363	94,157
Ford Motor Co.	208,900	4,338,853
Isuzu Motors Ltd. (Japan)	24,800	307,901
Mazda Motor Corp. (Japan)*	1,700	13,051
Stellantis NV	2,982	56,170
Suzuki Motor Corp. (Japan)	1,100	42,344
Tesla, Inc.*	68,100	71,966,718
Thor Industries, Inc.(a)	24,600	2,552,742
Toyota Motor Corp. (Japan)	11,500	211,098
Volkswagen AG (Germany)	88	25,887

		80,007,504

Banks — 2.2%
Australia & New Zealand Banking Group Ltd. (Australia)	11,589	231,958
Bank Hapoalim BM (Israel)	32,484	334,466
Bank Leumi Le-Israel BM (Israel)	40,523	435,997
Bank of America Corp.	304,200	13,533,858
Barclays PLC (United Kingdom)	48,858	123,687
BNP Paribas SA (France)	5,583	386,158
Citigroup, Inc.	218,850	13,216,351
Commonwealth Bank of Australia (Australia)	2,885	211,925
Credit Agricole SA (France)	3,355	47,933
DBS Group Holdings Ltd. (Singapore)	13,500	327,073
DNB Bank ASA (Norway)	2,736	62,607
ING Groep NV (Netherlands)	11,115	155,362
Israel Discount Bank Ltd. (Israel) (Class A Stock)	3,230	21,755
Japan Post Bank Co. Ltd. (Japan)	1,000	9,164
JPMorgan Chase & Co.	163,894	25,952,615
KBC Group NV (Belgium)	744	64,302

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Lloyds Banking Group PLC (United Kingdom)	651,173	$421,665
Mediobanca Banca di Credito Finanziario SpA (Italy)	27,671	317,914
Mitsubishi UFJ Financial Group, Inc. (Japan)	89,800	487,045
Mizuho Financial Group, Inc. (Japan)	7,140	90,801
National Australia Bank Ltd. (Australia)	8,326	174,643
Nordea Bank Abp (Finland)	9,366	114,428
Oversea-Chinese Banking Corp. Ltd. (Singapore)	6,200	52,474
Popular, Inc. (Puerto Rico)	17,600	1,443,904
Raiffeisen Bank International AG (Austria)	429	12,759
Regions Financial Corp.	342,700	7,470,860
Signature Bank	10,000	3,234,700
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	11,835	164,479
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,200	75,289
Svenska Handelsbanken AB (Sweden) (Class A Stock)	4,482	48,508
Swedbank AB (Sweden) (Class A Stock)	2,652	53,349
U.S. Bancorp	149,900	8,419,883
United Overseas Bank Ltd. (Singapore)	3,400	67,854
Wells Fargo & Co.	634,900	30,462,502

		108,228,268

Beverages — 1.4%
Carlsberg A/S (Denmark) (Class B Stock)	275	47,534
Coca-Cola Co. (The)	630,000	37,302,300
Coca-Cola HBC AG (Russia)*	5,691	196,771
Diageo PLC (United Kingdom)	3,465	189,256
PepsiCo, Inc.	191,700	33,300,207

		71,036,068

Biotechnology — 1.0%
AbbVie, Inc.	151,300	20,486,020
Amgen, Inc.	16,800	3,779,496
Gilead Sciences, Inc.	68,850	4,999,198
Regeneron Pharmaceuticals, Inc.*	15,200	9,599,104
Vertex Pharmaceuticals, Inc.*	38,400	8,432,640

		47,296,458

Building Products — 0.3%
Carlisle Cos., Inc.	26,000	6,451,120
Carrier Global Corp.	101,100	5,483,664
Cie de Saint-Gobain (France)	6,230	438,935
Geberit AG (Switzerland)	492	401,675
Johnson Controls International PLC	30,400	2,471,824
Kingspan Group PLC (Ireland)	406	48,513
Lixil Corp. (Japan)	700	18,660
UFP Industries, Inc.	10,400	956,904
Xinyi Glass Holdings Ltd. (Hong Kong)	101,000	252,429

		16,523,724

SEE NOTES TO FINANCIAL STATEMENTS.

A61

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Capital Markets — 2.0%
3i Group PLC (United Kingdom)	18,384	$359,980
abrdn PLC (United Kingdom)	15,905	51,831
Daiwa Securities Group, Inc. (Japan)	55,800	314,583
EQT AB (Sweden)	851	46,524
Goldman Sachs Group, Inc. (The)	72,800	27,849,640
Macquarie Group Ltd. (Australia)	3,002	447,789
Morgan Stanley	257,400	25,266,384

Northern Trust Corp.	97,000	11,602,170
Partners Group Holding AG (Switzerland)	65	107,213
Raymond James Financial, Inc.	112,500	11,295,000
SBI Holdings, Inc. (Japan)	700	19,055
State Street Corp.	207,300	19,278,900
Stifel Financial Corp.	61,500	4,330,830
UBS Group AG (Switzerland)	28,571	511,778

		101,481,677

Chemicals — 1.6%
Arkema SA (France)	182	25,676
Asahi Kasei Corp. (Japan)	3,600	33,843
CF Industries Holdings, Inc.	280,200	19,832,556
Covestro AG (Germany),144A	5,618	344,623
Dow, Inc.	349,000	19,795,280
DuPont de Nemours, Inc.	257,000	20,760,460
Evonik Industries AG (Germany)	616	19,959
ICL Group Ltd. (Israel)	1,974	18,947
LyondellBasell Industries NV (Class A Stock)	49,000	4,519,270
Mitsubishi Chemical Holdings Corp. (Japan)	3,600	26,729
Mitsui Chemicals, Inc. (Japan)	10,800	290,931
Nippon Sanso Holdings Corp. (Japan)	500	10,932
Nitto Denko Corp. (Japan)	500	38,583
Shin-Etsu Chemical Co. Ltd. (Japan)	500	86,510
Solvay SA (Belgium)	217	25,202
Sumitomo Chemical Co. Ltd.(Japan)	4,400	20,745
Tosoh Corp. (Japan)	14,600	217,104
Westlake Chemical Corp.	150,000	14,569,500
Yara International ASA (Brazil)	475	23,965

		80,660,815

Commercial Services & Supplies — 0.1%
Clean Harbors, Inc.*	33,200	3,312,364
Rentokil Initial PLC (United Kingdom)	5,306	41,993
Securitas AB (Sweden) (Class B Stock)	918	12,631
Sohgo Security Services Co. Ltd. (Japan)	300	11,924
TOPPAN, Inc. (Japan)	800	14,996

		3,393,908

Communications Equipment — 0.3%
Cisco Systems, Inc.	193,800	12,281,106
Motorola Solutions, Inc.	8,000	2,173,600
Nokia OYJ (Finland)*	15,485	97,614
Ubiquiti, Inc.	3,300	1,012,110

		15,564,430

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering — 0.1%
Eiffage SA (France)	250	$25,758
EMCOR Group, Inc.	53,500	6,815,365
Skanska AB (Sweden) (Class B Stock)	1,001	25,918
Vinci SA (France)	1,512	159,739

		7,026,780

Construction Materials — 0.0%
Eagle Materials, Inc.	7,800	1,298,388
HeidelbergCement AG (Germany)	2,767	187,627

		1,486,015

Consumer Finance — 0.6%
Capital One Financial Corp.	144,700	20,994,523
OneMain Holdings, Inc.	141,100	7,060,644

		28,055,167

Containers &Packaging — 0.0%
Smurfit Kappa Group PLC (Ireland)	6,275	345,938

Distributors — 0.4%
Genuine Parts Co.	83,000	11,636,600
LKQ Corp.	178,700	10,727,361

		22,363,961

Diversified Consumer Services — 0.0%
IDP Education Ltd. (Australia)	608	15,326

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	92,350	27,612,650
EXOR NV (Netherlands)	310	27,917
Industrivarden AB (Sweden) (Class A Stock)	380	12,095
Investor AB (Sweden) (Class A Stock)	1,443	38,138
Investor AB (Sweden) (Class B Stock)	5,289	132,978

		27,823,778

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	505,300	12,430,380
Deutsche Telekom AG (Germany)	9,603	177,798
Elisa OYJ (Finland)	405	24,931
Koninklijke KPN NV (Netherlands)	60,727	188,761
Nippon Telegraph & Telephone Corp. (Japan)	7,600	208,190
Telefonica Deutschland Holding AG (Germany)	103,776	288,316
Telefonica SA (Spain)	22,499	98,485
United Internet AG (Germany)	322	12,743
Verizon Communications, Inc.	626,788	32,567,905

		45,997,509

Electric Utilities — 0.6%
Chubu Electric Power Co., Inc. (Japan) .	1,700	17,963
CK Infrastructure Holdings Ltd.(Hong Kong)	2,000	12,744
Duke Energy Corp.	9,600	1,007,040
Electricite de France SA (France)	1,326	15,579
Endesa SA (Spain)	14,006	321,817
Enel SpA (Italy)	22,623	181,152
Entergy Corp.	19,900	2,241,735

SEE NOTES TO FINANCIAL STATEMENTS.

A62

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Exelon Corp.	386,500	$22,324,240
Fortum OYJ (Finland)	1,266	38,810
Iberdrola SA (Spain)	22,677	268,347
Power Assets Holdings Ltd. (Hong Kong)	16,500	102,841
PPL Corp.	35,900	1,079,154
Red Electrica Corp. SA (Spain)	10,693	231,851
Southern Co. (The)	16,000	1,097,280
SSE PLC (United Kingdom)	9,338	208,237

		29,148,790

Electrical Equipment — 0.9%
Acuity Brands, Inc.	14,900	3,154,628
AMETEK, Inc.	36,000	5,293,440
Atkore, Inc.*	95,650	10,635,324
Emerson Electric Co.	211,500	19,663,155
Mitsubishi Electric Corp. (Japan)	4,900	62,266
Regal Rexnord Corp.	18,800	3,199,384
Schneider Electric SE	1,538	301,872

		42,310,069

Electronic Equipment, Instruments & Components — 0.5%
CDW Corp.	57,900	11,856,762
Keyence Corp. (Japan)	700	439,452
TD SYNNEX Corp.	14,900	1,703,964
Vontier Corp.	30,700	943,411
Zebra Technologies Corp. (Class A Stock)*	13,600	8,094,720

		23,038,309

Energy Equipment & Services — 0.2%
Halliburton Co.	417,200	9,541,364

Entertainment — 1.4%
Activision Blizzard, Inc.	336,100	22,360,733
Electronic Arts, Inc.	41,800	5,513,420
Konami Holdings Corp. (Japan)	300	14,352
Netflix, Inc.*	61,800	37,230,792
Nintendo Co. Ltd. (Japan)	500	233,216
Playtika Holding Corp.*(a)	114,600	1,981,434
Walt Disney Co. (The)*	21,600	3,345,624

		70,679,571

Equity Real Estate Investment Trusts (REITs) — 1.2%
Apple Hospitality REIT, Inc.	319,800	5,164,770
Dexus (Australia)	41,598	337,677
Extra Space Storage, Inc.	29,100	6,597,843
Goodman Group (Australia)	4,773	92,092
GPT Group (The) (Australia)	5,522	21,811
Kite Realty Group Trust	71,100	1,548,558
Klepierre SA (France)*	574	13,606
Lamar Advertising Co. (Class A Stock)	8,500	1,031,050
Link REIT (Hong Kong)	6,100	53,681
Prologis, Inc.	119,200	20,068,512
Public Storage	6,200	2,322,272
SBA Communications Corp.	45,500	17,700,410
Stockland (Australia)	69,197	213,408

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Weyerhaeuser Co.	162,600	$6,695,868

		61,861,558

Food & Staples Retailing — 0.5%
Carrefour SA (France)	1,718	31,492
Coles Group Ltd. (Australia)	3,495	45,599
Kesko OYJ (Finland) (Class B Stock)	680	22,687
Koninklijke Ahold Delhaize NV (Netherlands)	13,373	458,344
Kroger Co. (The)	164,800	7,458,848
Seven & i Holdings Co. Ltd. (Japan)	900	39,554
Tesco PLC (United Kingdom)	67,475	264,863
Walgreens Boots Alliance, Inc.	30,200	1,575,232
Walmart, Inc.	103,600	14,989,884

		24,886,503

Food Products — 0.9%
Archer-Daniels-Midland Co.	135,000	9,124,650
Kraft Heinz Co. (The)	337,400	12,112,660
MEIJI Holdings Co. Ltd. (Japan)	400	23,866
Nestle SA (Switzerland)	7,192	1,006,558
NH Foods Ltd. (Japan)	300	10,803
Orkla ASA (Norway)	10,287	103,216
Sanderson Farms, Inc.	11,700	2,235,636
Tyson Foods, Inc. (Class A Stock)	231,700	20,194,972
Wilmar International Ltd. (China)	104,000	320,568

		45,132,929

Gas Utilities — 0.0%
Osaka Gas Co. Ltd. (Japan)	1,100	18,216
Snam SpA (Italy)	5,797	34,940
UGI Corp.	35,000	1,606,850

		1,660,006

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	146,300	20,590,262
Align Technology, Inc.*	3,700	2,431,566
Baxter International, Inc.	17,700	1,519,368
Becton, Dickinson & Co.	79,800	20,068,104
Boston Scientific Corp.*	477,400	20,279,952
DENTSPLY SIRONA, Inc.	101,100	5,640,369
Edwards Lifesciences Corp.*	78,500	10,169,675
Hoya Corp. (Japan)	700	103,841
Intuitive Surgical, Inc.*	10,100	3,628,930
Medtronic PLC	253,000	26,172,850
Straumann Holding AG (Switzerland)	30	63,772

		110,668,689

Health Care Providers & Services — 1.7%
Anthem, Inc.	39,200	18,170,768
Cigna Corp.	27,300	6,268,899
CVS Health Corp.	176,400	18,197,424
Fresenius SE & Co. KGaA (Germany)	7,336	295,076
HCA Healthcare, Inc.	48,500	12,460,620
Medipal Holdings Corp. (Japan)	16,000	300,109
Sonic Healthcare Ltd. (Australia)	11,553	392,457
UnitedHealth Group, Inc.	54,600	27,416,844

		83,502,197

SEE NOTES TO FINANCIAL STATEMENTS.

A63

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure — 1.8%
Aristocrat Leisure Ltd. (Australia)	1,715	$54,369
Booking Holdings, Inc.*	9,700	23,272,531
Evolution AB (Sweden), 144A	1,676	237,574
Hilton Worldwide Holdings, Inc.*	7,200	1,123,128
InterContinental Hotels Group PLC (United Kingdom)*	528	34,179
La Francaise des Jeux SAEM (France), 144A	266	11,784
Marriott International, Inc. (Class A Stock)*	39,100	6,460,884
McDonald’s Corp.	127,900	34,286,153
McDonald’s Holdings Co. Japan Ltd. (Japan)	6,900	305,438
Planet Fitness, Inc. (Class A Stock)*	28,000	2,536,240
SeaWorld Entertainment, Inc.*	29,700	1,926,342
Sodexo SA (France)	253	22,224
Starbucks Corp.	112,600	13,170,822
Yum! Brands, Inc.	37,300	5,179,478

		88,621,146

Household Durables — 0.1%
Barratt Developments PLC (United Kingdom)	3,024	30,570
Electrolux AB (Sweden) (Class B Stock)	630	15,294
Iida Group Holdings Co. Ltd. (Japan)	14,000	326,078
Lennar Corp. (Class A Stock)	9,600	1,115,136
Persimmon PLC (United Kingdom)	924	35,701
Skyline Champion Corp.*	16,100	1,271,578
Sony Group Corp. (Japan)	700	88,140
Tri Pointe Homes, Inc.*	67,200	1,874,208

		4,756,705

Household Products — 0.4%
Essity AB (Sweden) (Class B Stock)	934	30,494
Henkel AG & Co. KGaA (Germany)	279	21,766
Procter & Gamble Co. (The)	125,505	20,530,108

		20,582,368

Independent Power & Renewable Electricity Producers — 0.3%
AES Corp. (The)	675,000	16,402,500

Industrial Conglomerates — 0.6%
DCC PLC (United Kingdom)	3,511	287,376
Honeywell International, Inc.	129,500	27,002,045
Siemens AG (Germany)	322	55,632
Toshiba Corp. (Japan)	2,100	86,301

		27,431,354

Insurance —1.4%
Ageas SA/NV (Belgium)	513	26,578
AIA Group Ltd. (Hong Kong)	8,000	80,660
Allianz SE (Germany)	2,487	586,540
American International Group, Inc.	17,300	983,678
Arch Capital Group Ltd.*	26,600	1,182,370
AXA SA (France)	5,623	167,901
Chubb Ltd.	107,100	20,703,501
Dai-ichi Life Holdings, Inc. (Japan)	3,000	60,624

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Hartford Financial Services Group, Inc. (The)	116,400	$8,036,256
Japan Post Holdings Co. Ltd. (Japan)	39,400	307,332
Japan Post Insurance Co. Ltd. (Japan) .	700	11,245
Legal & General Group PLC (United Kingdom)	17,344	69,698
Medibank Private Ltd. (Australia)	7,700	18,751
MetLife, Inc.	329,900	20,615,451
MS&AD Insurance Group Holdings, Inc. (Japan)	1,300	40,044
NN Group NV (Netherlands)	7,753	421,722
Old Republic International Corp.	255,200	6,272,816
Poste Italiane SpA (Italy), 144A	15,516	203,147
Reinsurance Group of America, Inc.	86,000	9,416,140
Sompo Holdings, Inc. (Japan)	1,000	42,152
Suncorp Group Ltd. (Australia)	3,672	29,626
T&D Holdings, Inc. (Japan)	1,600	20,411
Zurich Insurance Group AG (Switzerland)	104	45,603

		69,342,246

Interactive Media & Services — 4.2%
Alphabet, Inc. (Class A Stock)*	27,750	80,392,860
Alphabet, Inc. (Class C Stock)*	26,732	77,351,448
Auto Trader Group PLC (United Kingdom), 144A	1,938	19,413
Meta Platforms, Inc. (Class A Stock)*	148,650	49,998,427

		207,762,148

Internet & Direct Marketing Retail — 2.3%
Amazon.com, Inc.*	30,200	100,697,068
eBay, Inc.	206,900	13,758,850

		114,455,918

IT Services — 3.1%
Accenture PLC (Class A Stock)	70,250	29,122,138
Adyen NV (Netherlands), 144A*	56	147,245
Automatic Data Processing, Inc.	61,200	15,090,696
Bechtle AG (Germany)	247	17,708
Capgemini SE (France)	1,020	250,173
Cognizant Technology Solutions Corp. (Class A Stock)	39,000	3,460,080
Edenred (France)	748	34,520
EPAM Systems, Inc.*	19,500	13,034,775
Fidelity National Information Services, Inc.	109,300	11,930,095
Fujitsu Ltd. (Japan)	2,300	393,055
Gartner, Inc.*	41,500	13,874,280
International Business Machines Corp.	110,600	14,782,796
Mastercard, Inc. (Class A Stock)	52,700	18,936,164
NEC Corp. (Japan)	700	32,329
NTT Data Corp. (Japan)	1,800	38,623
PayPal Holdings, Inc.*	9,200	1,734,936
TIS, Inc. (Japan)	700	20,805
Visa, Inc. (Class A Stock)(a)	148,500	32,181,435

		155,081,853

SEE NOTES TO FINANCIAL STATEMENTS.

A64

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)

Leisure Products — 0.0%
Smith & Wesson Brands, Inc.	129,000	$2,296,200

Life Sciences Tools & Services — 1.3%
Danaher Corp.	66,700	21,944,967
Eurofins Scientific SE (Luxembourg)	373	46,213
IQVIA Holdings, Inc.*	80,700	22,768,698
Thermo Fisher Scientific, Inc.	31,500	21,018,060

		65,777,938

Machinery — 1.0%
ANDRITZ AG (Austria)	1,641	84,693
Atlas Copco AB (Sweden) (Class B Stock)	1,042	61,122
Caterpillar, Inc.	33,100	6,843,094
CNH Industrial NV (United Kingdom)	2,961	57,675
Cummins, Inc.	78,000	17,014,920
Daifuku Co. Ltd. (Japan)	300	24,487
Daimler Truck Holding AG (Germany)*	1,987	73,028
Deere & Co.	36,600	12,549,774
Epiroc AB (Sweden) (Class B Stock)	1,075	22,829
GEA Group AG (Germany)	456	24,898
Hino Motors Ltd. (Japan)	36,400	299,502
Husqvarna AB (Sweden) (Class B Stock)	1,199	19,160
Komatsu Ltd. (Japan)	2,500	58,505
MINEBEAMITSUMI, Inc. (Japan)	900	25,537
MISUMI Group, Inc. (Japan)	900	36,967
NGK Insulators Ltd. (Japan)	18,400	311,292
Otis Worldwide Corp.	46,100	4,013,927
Parker-Hannifin Corp.	22,200	7,062,264
Rational AG (Germany)	15	15,353
Schindler Holding AG (Switzerland)	55	14,712
SKF AB (Sweden) (Class B Stock)	1,085	25,664
SMC Corp. (Japan)	200	134,752
Techtronic Industries Co. Ltd. (Hong Kong)	4,000	79,667
Volvo AB (Sweden) (Class A Stock)	612	14,358

		48,868,180

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	9	29,978
AP Moller - Maersk A/S (Denmark) (Class B Stock)	122	437,683
Kuehne + Nagel International AG (Switzerland)	453	146,178
Nippon Yusen KK (Japan)	500	38,074
SITC International Holdings Co. Ltd. (China)	35,000	126,674

		778,587

Media — 0.6%
Comcast Corp. (Class A Stock)	455,200	22,910,216
Dentsu Group, Inc. (Japan)	700	24,955
Publicis Groupe SA (France)	2,791	187,938
Schibsted ASA (Norway) (Class B Stock)	276	9,230
ViacomCBS, Inc. (Class B Stock)	214,000	6,458,520
Vivendi SE (France)	2,072	28,045

	Shares	Value

COMMON STOCKS (continued)
Media (cont’d.)
WPP PLC (United Kingdom)	26,273	$397,465

		30,016,369

Metals & Mining — 0.4%
Anglo American PLC (South Africa)	3,569	145,976
ArcelorMittal SA (Luxembourg)	11,758	376,250
BHP Group Ltd. (Australia)(a)	8,482	256,424
BHP Group PLC (Australia)	4,079	121,615
BlueScope Steel Ltd. (Australia)	21,685	330,275
Boliden AB (Sweden)	814	31,492
Evraz PLC (Russia)	1,553	12,670
Fortescue Metals Group Ltd. (Australia).	5,007	70,122
Freeport-McMoRan, Inc.	207,400	8,654,802
Glencore PLC (Australia)*	29,055	147,410
Norsk Hydro ASA (Norway)	3,960	31,261
Reliance Steel & Aluminum Co.	34,700	5,629,034
Rio Tinto Ltd. (Australia)	1,099	80,255
Rio Tinto PLC (Australia)	5,287	350,692
South32 Ltd. (Australia)	13,377	39,230
Steel Dynamics, Inc.	52,000	3,227,640
voestalpine AG (Austria)	338	12,345

		19,517,493

Multiline Retail — 0.1%
Next PLC (United Kingdom)	384	42,272
Target Corp.	29,200	6,758,048

		6,800,320

Multi-Utilities — 0.2%
E.ON SE (Germany)	30,336	421,269
Engie SA (France)	5,203	77,053
MDU Resources Group, Inc.	84,400	2,602,896
Sempra Energy	54,100	7,156,348

		10,257,566

Oil, Gas & Consumable Fuels — 2.1%
APA Corp.	36,700	986,863
BP PLC (United Kingdom)	118,543	530,337
Cheniere Energy, Inc.	84,800	8,600,416
Chevron Corp.	196,100	23,012,335
ConocoPhillips	52,500	3,789,450
Coterra Energy, Inc.	69,000	1,311,000
EOG Resources, Inc.	239,100	21,239,253
Equinor ASA (Norway)	10,826	287,193
Exxon Mobil Corp.	645,300	39,485,907
Inpex Corp. (Japan)	35,800	311,536
Lundin Energy AB (Sweden)	9,040	323,321
Occidental Petroleum Corp.	59,800	1,733,602
OMV AG (Austria)	6,301	358,326
Repsol SA (Spain)	4,092	48,616
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	11,898	261,183
TotalEnergies SE (France)	360	18,297

		102,297,635

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	2,400	11,631

SEE NOTES TO FINANCIAL STATEMENTS.

A65

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Paper & Forest Products (cont’d.)
Stora Enso OYJ (Finland) (Class R Stock)	1,652	$30,275

		41,906

Personal Products — 0.1%
L’Oreal SA (France)	717	340,406
Medifast, Inc.	8,700	1,822,041
Unilever PLC (United Kingdom)	13,246	708,785

		2,871,232

Pharmaceuticals — 3.0%
AstraZeneca PLC (United Kingdom)	1,493	174,851
Bayer AG (Germany)	955	51,115
Bristol-Myers Squibb Co.	352,400	21,972,140
Chugai Pharmaceutical Co. Ltd. (Japan)	2,600	84,479
GlaxoSmithKline PLC (United Kingdom)	28,503	618,939
Hikma Pharmaceuticals PLC (Jordan)	504	15,142
Ipsen SA (France)	3,341	305,986
Johnson & Johnson	266,248	45,547,046
Merck & Co., Inc.	412,100	31,583,344
Merck KGaA (Germany)	1,345	347,276
Novartis AG (Switzerland)	6,387	560,977
Novo Nordisk A/S (Denmark) (Class B Stock)	5,424	610,700
Ono Pharmaceutical Co. Ltd. (Japan)	1,100	27,288
Otsuka Holdings Co. Ltd. (Japan)	6,600	239,033
Pfizer, Inc.	598,800	35,359,140
Roche Holding AG (Switzerland)	2,831	1,176,585
Sanofi (France)	6,191	623,386
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	600	6,911
Takeda Pharmaceutical Co. Ltd. (Japan)	5,600	152,809
Zoetis, Inc.	39,000	9,517,170

		148,974,317

Professional Services — 0.1%
Benefit One, Inc. (Japan)	700	30,046
Experian PLC (United Kingdom)	2,668	131,165
Korn Ferry	49,000	3,710,770
ManpowerGroup, Inc.	21,500	2,092,595
Randstad NV (Netherlands)	4,898	335,570
RELX PLC (United Kingdom)	1,890	61,482
Wolters Kluwer NV (Netherlands)	760	89,507

		6,451,135

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	53,000	5,751,030
CK Asset Holdings Ltd. (Hong Kong)	49,500	311,758
Daito Trust Construction Co. Ltd. (Japan)	800	91,696
Daiwa House Industry Co. Ltd. (Japan).	1,600	46,018
ESR Cayman Ltd. (China), 144A*	5,600	18,923
Hang Lung Properties Ltd. (Hong Kong)	6,000	12,328

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Henderson Land Development Co. Ltd. (Hong Kong)	4,000	$17,025
Hongkong Land Holdings Ltd. (Hong Kong)	3,200	16,635

		6,265,413

Road & Rail — 0.2%
AMERCO	6,100	4,430,003
Union Pacific Corp.	12,800	3,224,704

		7,654,707

Semiconductors & Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc.*	30,500	4,388,950
Advantest Corp. (Japan)	600	56,556
Analog Devices, Inc.	21,000	3,691,170
Applied Materials, Inc.	55,400	8,717,744
ASM International NV (Netherlands)	134	59,153
ASML Holding NV (Netherlands)	952	762,571
Broadcom, Inc.	60,400	40,190,764
Cirrus Logic, Inc.*	10,600	975,412
Disco Corp. (Japan)	100	30,443
Intel Corp.	424,250	21,848,875
MaxLinear, Inc.*	18,300	1,379,637
Microchip Technology, Inc.	75,800	6,599,148
NVIDIA Corp.	250,600	73,703,966
NXP Semiconductors NV (China)	60,800	13,849,024
QUALCOMM, Inc.	216,500	39,591,355
Renesas Electronics Corp. (Japan)*	3,600	44,485
STMicroelectronics NV (Singapore)	6,353	313,522
SUMCO Corp. (Japan)	1,000	20,297
Texas Instruments, Inc.	66,800	12,589,796

		228,812,868

Software — 6.7%
Adobe, Inc.*	62,850	35,639,721
Autodesk, Inc.*	13,900	3,908,541
Black Knight, Inc.*	87,300	7,236,297
Check Point Software Technologies Ltd. (Israel)*	300	34,968
Dassault Systemes SE (France)	7,204	429,563
Dolby Laboratories, Inc. (Class A Stock)	18,200	1,733,004
Manhattan Associates, Inc.*	27,100	4,213,779
Microsoft Corp.	663,800	223,249,216
Nemetschek SE (Germany)	160	20,437
Oracle Corp.	172,450	15,039,364
Paycom Software, Inc.*	32,500	13,493,675
salesforce.com, Inc.*	49,200	12,503,196
SAP SE (Germany)	2,956	417,556
SS&C Technologies Holdings, Inc.	106,200	8,706,276
Synopsys,Inc.*	7,800	2,874,300
Trend Micro, Inc. (Japan)*	400	22,210
VMware, Inc. (Class A Stock)	8,519	987,182

		330,509,285

Specialty Retail — 1.4%
Asbury Automotive Group, Inc.*	82,200	14,198,406
AutoNation, Inc.*(a)	98,700	11,533,095

SEE NOTES TO FINANCIAL STATEMENTS.

A66

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
AutoZone, Inc.*	2,800	$5,869,892
Chow Tai Fook Jewellery Group Ltd. (China)*	36,400	65,460
Foot Locker, Inc.	134,700	5,876,961
Group 1 Automotive, Inc.	25,800	5,036,676
Home Depot, Inc. (The)	27,900	11,578,779
Industria de Diseno Textil SA (Spain)	3,146	102,027
JD Sports Fashion PLC (United Kingdom)	71,270	209,918
Kingfisher PLC (United Kingdom)	68,169	312,329
Shimamura Co. Ltd. (Japan)	3,600	302,587
TJX Cos., Inc. (The)	185,900	14,113,528
USS Co. Ltd. (Japan)	6,900	107,763

		69,307,421

Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.	1,150,700	204,329,799
Brother Industries Ltd. (Japan)	700	13,484
Canon, Inc. (Japan)	15,500	377,152
FUJIFILM Holdings Corp. (Japan)	1,100	81,428
Seiko Epson Corp. (Japan)	15,100	271,779
Western Digital Corp.*	107,700	7,023,117

		212,096,759

Textiles, Apparel & Luxury Goods — 0.4%
Burberry Group PLC (United Kingdom)	1,180	28,959
Capri Holdings Ltd.*	186,300	12,092,733
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	3,086	462,169
EssilorLuxottica SA (France)	815	173,541
Hermes International (France)	270	471,571
Kering SA (France)	79	63,569
LVMH Moet Hennessy Louis Vuitton SE (France)	789	652,557
Moncler SpA (Italy)	598	43,407
Pandora A/S (Denmark)	270	33,620
Swatch Group AG (The) (Switzerland)	84	25,661
Swatch Group AG (The) (registered shares) (Switzerland)	140	8,213
Tapestry, Inc.	99,200	4,027,520

		18,083,520

Tobacco — 0.3%
Altria Group, Inc.	278,350	13,191,006
British American Tobacco PLC (United Kingdom) .	14,575	540,849
Imperial Brands PLC (United Kingdom)	2,561	55,983
Japan Tobacco, Inc. (Japan)	18,500	373,625
Swedish Match AB (Sweden)	37,516	298,665

		14,460,128

Trading Companies & Distributors — 0.0%
Ashtead Group PLC (United Kingdom) .	2,415	193,815
Brenntag SE (Germany)	3,293	297,927
Bunzl PLC (United Kingdom) .	957	37,390
Ferguson PLC	2,196	388,918
ITOCHU Corp. (Japan)	3,500	107,114
Marubeni Corp. (Japan)	17,500	170,680

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
Mitsubishi Corp. (Japan)	4,900	$155,901
Mitsui & Co. Ltd. (Japan)	18,600	440,476
Toyota Tsusho Corp. (Japan)	600	27,680

		1,819,901

Wireless Telecommunication Services — 0.0%
KDDI Corp. (Japan)	8,500	248,107
SoftBank Group Corp. (Japan)	3,100	147,088
Vodafone Group PLC (United Kingdom)	80,317	121,544

		516,739

TOTAL COMMON STOCKS (cost $2,219,672,805)		3,274,629,036

EXCHANGE-TRADED FUND — 0.0%
iShares MSCI EAFE ETF(a)	2,488	195,756

(cost $135,052)

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	151	12,524

Banks — 0.0%
Citigroup Capital XIII, 6.499%(c), 3 Month LIBOR +6.370%, Maturing 10/30/40	22,000	613,800

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	998	80,600

TOTAL PREFERRED STOCKS (cost $643,185)		706,924

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 5.8%
Automobiles — 1.7%
AmeriCredit Automobile Receivables Trust,
Series 2019-01, Class B
3.130%	02/18/25	1,000	1,006,874
Series 2019-01, Class C
3.360%	02/18/25	1,000	1,022,485
Series 2019-02, Class C
2.740%	04/18/25	2,000	2,040,643
Series 2019-03, Class C
2.320%	07/18/25	3,400	3,448,473
Series 2020-02, Class C
1.480%	02/18/26	600	603,518
Series 2020-03, Class C
1.060%	08/18/26	1,000	997,480
Series 2021-02, Class C
1.010%	01/19/27	1,300	1,278,071
Series 2021-03, Class C
1.410%	08/18/27	1,300	1,289,033
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A
4.000%	03/20/25	1,600	1,686,670

SEE NOTES TO FINANCIAL STATEMENTS.

A67

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2019-02A, Class A, 144A
3.350%	09/22/25		3,000	$3,141,781
Series 2019-03A, Class A, 144A
2.360%	03/20/26		4,000	4,088,734
Series 2020-01A, Class A, 144A
2.330%	08/20/26		1,800	1,842,958
Series 2021-01A, Class A, 144A
1.380%	08/20/27		3,500	3,436,920
Series 2021-02A, Class A, 144A
1.660%	02/20/28		3,700	3,666,330
CarMax Auto Owner Trust,
Series 2021-02, Class C
1.340%	02/16/27		1,100	1,088,689
Series 2021-04, Class C
1.380%	07/15/27		800	784,429
Carvana Auto Receivables Trust,
Series 2021-P03, Class B
1.420%	08/10/27		100	98,209
Series 2021-P04, Class B
1.980%	02/10/28		300	299,798
Ford Auto Securitization Trust (Canada),
Series 2019-BA, Class A2, 144A
2.321%	10/15/23	CAD	669	531,728
Series 2020-AA, Class A3, 144A
1.153%	11/15/25	CAD	3,600	2,817,560
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31		3,800	4,003,394
Series 2019-01, Class A, 144A
3.520%	07/15/30		5,000	5,242,018
Series 2020-01, Class A, 144A
2.040%	08/15/31		3,600	3,664,845
Series 2020-02, Class A, 144A
1.060%	04/15/33		4,500	4,409,667
Series 2021-02, Class B, 144A
1.910%	05/15/34		500	496,586
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24		500	510,238
GM Financial Revolving Receivables Trust,
Series 2021-01, Class B, 144A
1.490%	06/12/34		200	195,928
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27		1,900	1,871,475
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25		2,100	2,079,281
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24		154	154,032
Series 2019-01A, Class A, 144A
3.630%	09/14/27		6,300	6,647,070
Series 2021-01A, Class B, 144A
1.260%	07/14/28		2,600	2,569,827
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25		800	803,739

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2020-03, Class C
1.120%	01/15/26		2,600	$2,607,570
Series 2020-04, Class C
1.010%	01/15/26		1,600	1,602,134
Series 2021-01, Class C
0.750%	02/17/26		3,000	2,996,961
Series 2021-02, Class C
0.900%	06/15/26		2,200	2,193,429
Series 2021-02, Class D
1.350%	07/15/27		2,800	2,782,812
Series 2021-03, Class C
0.950%	09/15/27		2,900	2,872,041
Series 2021-04, Class C
1.260%	02/16/27		2,700	2,683,542
World Omni Select Auto Trust,
Series 2021-A, Class C
1.090%	11/15/27		600	589,721

				86,146,693

Collateralized Loan Obligations — 3.1%
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32		5,000	4,998,077
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.334%(c)	07/20/34		3,750	3,754,744
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR2, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.104%(c)	10/15/28		3,124	3,121,922
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R2, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)
0.994%(c)	07/15/29		1,375	1,374,509
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.600%(c)	04/15/31	EUR	3,000	3,403,041
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR,144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
0.942%(c)	01/17/28		458	457,834
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR,144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.124%(c)	07/15/30		3,000	2,999,336
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	10/15/35	EUR	5,000	5,686,842
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR,144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.212%(c)	01/20/32		9,750	9,746,655

SEE NOTES TO FINANCIAL STATEMENTS.

A68

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.322%(c)	10/17/31	9,750	$9,750,280
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.404%(c)	07/15/29	500	499,921
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.134%(c)	04/15/31	2,000	1,998,886
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.155%(c)	04/26/31	4,000	3,997,788
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.448%(c)	07/22/32	3,750	3,751,231
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.140%(c)	02/05/31	248	248,241
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	10/19/28	8,316	8,315,066
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
1.602%(c)	04/20/32	5,750	5,752,686
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34	4,875	4,875,908
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)
1.307%(c)	10/20/31	6,729	6,726,666
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-10A, Class AR3, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.142%(c)	01/20/29	5,019	5,016,252
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.250%(c)	04/21/31	2,372	2,371,550
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.424%(c)	06/20/34	9,500	9,503,056
Octagon Investment Partners 31 LLC (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.182%(c)	07/20/30	3,500	3,499,293
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	10/30/30	1,484	1,484,884

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.252%(c)	01/17/31		1,500	$1,500,083
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.222%(c)	07/16/31		2,350	2,350,051
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.132%(c)	10/20/31		8,750	8,744,597
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A,Floor 1.150%)
1.364%(c)	06/20/34		5,500	5,496,956
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)
1.299%(c)	07/25/31		1,000	1,000,000
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	07/25/34		6,750	6,753,225
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.362%(c)	01/17/30		2,479	2,479,734
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.972%(c)	04/20/28		2,306	2,305,141
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	07/25/34	EUR	4,500	5,078,965
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
1.592%(c)	07/20/32		3,000	3,004,490
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
1.004%(c)	07/15/27		281	281,598
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31		2,750	2,750,135
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	07/17/31		3,500	3,496,517
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/31		5,750	5,747,159

				154,323,319

SEE NOTES TO FINANCIAL STATEMENTS.

A69

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans — 0.2%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28	3,300	$3,346,078
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A
3.840%	05/14/32	1,200	1,227,129
Series 2020-02A, Class A, 144A
1.750%	09/14/35	2,100	2,086,263
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
0.810%(c)	06/16/36	2,800	2,801,394
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28	1,100	1,097,509

			10,558,373

Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40	2,800	2,873,708
Series 2018-A, Class A5, 144A
3.610%	03/10/42	800	837,412
Series 2019-A, Class A5, 144A
3.080%	11/12/41	2,500	2,599,474
Series 2019-B, Class A5, 144A
2.290%	11/12/41	2,400	2,460,975

			8,771,569

Home Equity Loans — 0.0%
CDC Mortgage Capital Trust,
Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.752%(c)	03/25/33	17	18,037
Other — 0.1%
Home Partners of America Trust,
Series 2021-03, Class A, 144A
2.200%	01/17/41	1,850	1,844,037
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.892%(c)	06/25/24	3,250	3,240,195

			5,084,232

Residential Mortgage-Backed Securities — 0.1%
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59	464	464,289
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	994	994,641
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
0.897%(c)	06/25/34	123	122,166
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	723	731,515

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
3.000%(c)	04/16/23	EUR	2,154	$2,207,171
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
0.692%(c)	02/25/57		1,147	1,146,730
Series 2020-04, Class A1, 144A
1.750%	10/25/60		957	954,549

				6,621,061

Student Loans — 0.4%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42		923	934,825
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44		695	712,940
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46		218	223,055
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42		306	309,272
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43		585	592,776
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		490	494,392
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42		1,038	1,047,362
Series 2018-CA, Class A2, 144A
3.520%	06/16/42		574	582,691
Series 2019-CA, Class A2, 144A
3.130%	02/15/68		1,299	1,324,210
Series 2020-BA, Class A2, 144A
2.120%	01/15/69		1,200	1,212,845
Pennsylvania Higher Education Assistance Agency,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)
0.633%(c)	05/25/70		2,522	2,524,115
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48		1,086	1,112,655
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48		1,270	1,295,765
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		1,908	1,931,006
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47		1,376	1,399,766
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		2,377	2,419,479

				18,117,154

TOTAL ASSET-BACKED SECURITIES (cost $289,098,825)				289,640,438

SEE NOTES TO FINANCIAL STATEMENTS.

A70

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.0%
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF03, Class A3, 144A
2.168%	10/15/54	8,000	$8,083,281
Series 2021-MF03, Class ASB, 144A
2.378%	10/15/54	3,800	3,869,274
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	4,000	4,111,328
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50	6,500	6,904,578
Series 2021-BN35, Class A3
1.717%	06/15/64	4,900	4,771,735
Series 2021-BN35, Class ASB
2.067%	06/15/64	3,200	3,208,916
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	5,400	6,033,570
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	5,000	5,420,236
Series 2018-B08, Class A4
3.963%	01/15/52	6,700	7,309,358
Series 2021-B24, Class A3
2.010%	03/15/54	2,900	2,912,352
BXP Trust,
Series 2021-601L, Class A, 144A
2.618%	01/15/44	7,750	7,889,799
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3
2.647%	11/15/52	8,000	8,133,058
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	1,098	1,131,471
Series 2014-GC23, Class A3
3.356%	07/10/47	1,549	1,596,926
Series 2016-C01, Class A3
2.944%	05/10/49	5,000	5,158,049
Series 2016-GC37, Class A3
3.050%	04/10/49	5,047	5,178,036
Series 2017-P07, Class A3
3.442%	04/14/50	5,500	5,873,379
Commercial Mortgage Trust,
Series 2014-CR18, Class A4
3.550%	07/15/47	2,360	2,434,819
Series 2014-CR20, Class A3
3.326%	11/10/47	4,525	4,657,265
Series 2015-CR27, Class A3
3.349%	10/10/48	6,100	6,329,162
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,979	3,125,795
Series 2017-C08, Class A3
3.127%	06/15/50	5,300	5,472,123
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.333%(cc)	05/25/22	19,803	38,279

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K021, Class X1, IO
1.376%(cc)	06/25/22	5,918	$4,630
Series K055, Class X1, IO
1.354%(cc)	03/25/26	13,339	656,879
Series K080, Class AM
3.986%(cc)	07/25/28	5,430	6,163,057
Series K157, Class A2
3.990%(cc)	05/25/33	4,200	4,888,825
Series W5FX, Class AFX
3.214%(cc)	04/25/28	1,190	1,294,341
GS Mortgage Securities Corp.Trust,
Series 2021-RENT, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.803%(c)	11/21/35	1,550	1,543,261
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	3,876	4,001,000
Series 2015-GC32, Class A3
3.498%	07/10/48	5,800	6,072,654
Series 2016-GS03, Class A3
2.592%	10/10/49	5,387	5,521,642
Series 2016-GS04, Class A3
3.178%	11/10/49	5,500	5,721,464
Series 2020-GSA02, Class A4
1.721%	12/12/53	6,000	5,780,914
Series 2021-GSA03, Class A4
2.369%	12/15/54	5,800	5,815,095
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	797	825,046
Series 2015-C27, Class A3A1
2.920%	02/15/48	4,774	4,909,088
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	634	642,756
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class C, 144A, 1 Month LIBOR + 1.351% (Cap N/A, Floor 1.351%)
1.461%(c)	04/15/38	3,000	2,993,425
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3
2.863%	12/15/48	1,169	1,176,147
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3
2.791%	11/15/49	3,000	3,112,819
Series 2016-UB11, Class A3
2.531%	08/15/49	10,400	10,617,952
Series 2018-H04, Class A3
4.043%	12/15/51	1,900	2,106,412
Series 2019-H07, Class A2
2.492%	07/15/52	13,500	13,708,514
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	3,500	3,662,375
Series 2017-C05, Class A4
3.212%	11/15/50	6,750	7,070,273

SEE NOTES TO FINANCIAL STATEMENTS.

A71

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C09, Class A3
3.854%	03/15/51		2,500	$2,706,855
Series 2018-C14, Class A3
4.180%	12/15/51		4,100	4,476,512
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4
2.792%	12/10/45		1,700	1,704,407
Series 2013-C05, Class A3
2.920%	03/10/46		703	710,131
Series 2013-C06, Class A3
2.971%	04/10/46		1,686	1,707,226
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49		8,000	8,279,808
Series 2017-C38, Class A4
3.190%	07/15/50		4,600	4,894,128
Series 2018-C48, Class A4
4.037%	01/15/52		7,000	7,762,061
Series 2020-C58, Class A3
1.810%	07/15/53		7,100	6,905,213

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $240,276,474)				247,077,699

CORPORATE BONDS — 8.8%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		2,160	2,159,662
3.750%	02/01/50	(a)	2,130	2,207,128
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		906	937,458
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23		950	992,818
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		1,270	1,421,213

				7,718,279

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41		2,545	2,346,618
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		1,895	1,989,174
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		1,250	1,215,959

				5,551,751

Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates
3.375%	11/01/28		2,205	2,184,426

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	04/29/26		424	$439,316
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		905	1,035,847
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		840	876,454
4.625%	04/15/29		165	171,131

				4,707,174

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29		725	701,662

Auto Manufacturers — 0.3%
Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A
1.625%	12/13/24		5,350	5,388,455
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46		1,220	1,431,311
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		200	200,944
3.350%	11/01/22		4,205	4,262,278
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43		980	1,340,415
6.600%	04/01/36		760	1,026,236
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24		2,800	2,948,713

				16,598,352

Banks — 2.6%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.241%(c)	04/12/23		800	808,007
Sr. Unsec’d. Notes
1.849%	03/25/26		1,000	994,347
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24	(oo)	1,665	1,734,914
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25	(oo)	1,440	1,460,344
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		2,600	2,493,068
2.496%(ff)	02/13/31		3,085	3,096,175
3.824%(ff)	01/20/28		955	1,034,886
4.125%	01/22/24	(a)	4,830	5,133,125
4.271%(ff)	07/23/29		510	568,539
Sub. Notes, MTN
4.000%	01/22/25		2,000	2,138,736
4.450%	03/03/26		8,455	9,316,835

SEE NOTES TO FINANCIAL STATEMENTS.

A72

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of America NA,
Sub. Notes
6.000%	10/15/36		410	$560,298
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		850	898,739
3.932%(ff)	05/07/25		585	615,734
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		3,825	4,376,830
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		1,800	1,751,350
2.219%(ff)	06/09/26		2,330	2,353,873
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25	(oo)	1,400	1,423,554
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32		1,260	1,267,186
3.200%	10/21/26		1,870	1,982,162
3.700%	01/12/26		6,180	6,681,290
Sub. Notes
4.450%	09/29/27		5,965	6,651,021
4.750%	05/18/46		820	1,014,989
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A
1.247%(ff)	01/26/27		1,495	1,452,673
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26		1,160	1,162,637
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		1,560	1,569,723
3.091%(ff)	05/14/32		885	899,683
4.282%	01/09/28		1,370	1,490,141
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26		440	439,444
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		2,400	2,410,908
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26		970	1,059,340
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O
5.300%(ff)	11/10/26	(oo)	740	803,742
Sr. Unsec’d. Notes
3.500%	01/23/25		4,100	4,324,778
3.750%	02/25/26		1,010	1,086,729
3.814%(ff)	04/23/29		540	587,743
3.850%	01/26/27		2,910	3,133,079
Sub. Notes
6.750%	10/01/37		104	147,464
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25	(oo)	1,645	1,681,487
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.599%(c)	04/30/22	(oo)	978	980,575

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25	(a)(oo)	1,045	$1,051,001
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28		695	752,927
3.964%(ff)	11/15/48		3,250	3,804,933
4.005%(ff)	04/23/29		2,170	2,397,415
4.452%(ff)	12/05/29		3,350	3,801,788
Sub. Notes
3.875%	09/10/24		3,775	4,017,490
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
3.734%(c)	01/18/22	(a)(oo)	840	840,311
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32		630	617,233
3.772%(ff)	01/24/29		8,775	9,554,594
3.875%	01/27/26		675	731,789
4.431%(ff)	01/23/30		515	586,445
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,255	1,353,765
Sub. Notes, GMTN
4.350%	09/08/26		3,825	4,236,658
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26		4,400	4,289,431
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24		1,925	2,029,267
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%
4.724%(c)	09/30/24		2,670	2,673,345
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		4,175	4,261,452

				128,585,992

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		620	785,338
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49		450	622,400
8.000%	11/15/39		1,285	2,081,572
8.200%	01/15/39		250	406,661
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
2.750%	07/15/26		3,975	4,095,683
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23		1,400	1,460,176
Sr. Unsec’d. Notes
2.250%	08/01/31		1,015	992,094

				10,443,924

SEE NOTES TO FINANCIAL STATEMENTS.

A73

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/41		4,050	$3,917,841
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/50		570	535,499

				4,453,340

Building Materials — 0.0%
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		875	867,761
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30	(a)	760	776,203
4.750%	01/15/28		700	724,121

				2,368,085

Chemicals — 0.1%
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		1,015	1,281,183
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.375%	11/15/42		95	113,302
5.250%	11/15/41		45	58,140
9.400%	05/15/39		155	278,588
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		1,300	1,348,074
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22		780	789,758
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		700	728,971
6.500%	09/27/28		670	725,646

				5,323,662

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		975	1,151,437
6.700%	06/01/34		420	582,151
7.000%	10/15/37		380	560,617
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		1,500	1,880,371
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		325	327,572
4.875%	01/15/28		1,190	1,250,409
5.250%	01/15/30		385	416,805

				6,169,362

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services — 0.1%
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24	670	$669,304
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24	480	506,031
Discover Financial Services,
Sr. Unsec’d. Notes
3.850%	11/21/22	900	923,964
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	2,055	2,025,883
OneMain Finance Corp.,
Gtd. Notes
8.250%	10/01/23	1,600	1,769,232
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25	330	349,504

			6,243,918

Electric — 0.8%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
2.000%	04/29/28	525	519,204
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51	630	618,704
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	550	778,903
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	305	411,150
Calpine Corp.,
Sr.Sec’d. Notes, 144A
3.750%	03/01/31	2,000	1,929,111
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33	590	810,366
Commonwealth Edison Co.,
First Mortgage, Series 123
3.750%	08/15/47	1,610	1,828,919
Connecticut Light & Power Co. (The),
First Mortgage, Series A
2.050%	07/01/31	3,255	3,219,135
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39	220	283,851
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38	550	762,013
First Ref. Mortgage
4.000%	09/30/42	570	655,136
El Paso Electric Co.,
Sr.Unsec’d. Notes
6.000%	05/15/35	670	877,337

SEE NOTES TO FINANCIAL STATEMENTS.

A74

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.250%	07/12/31	2,140	$2,072,962
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
3.400%	01/28/30	400	404,444
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	295	393,115
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	145	196,510
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28	2,910	3,216,824
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	470	516,441
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	2,170	2,284,769
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	1,580	1,766,531
NRG Energy, Inc.,
Gtd. Notes, 144A
3.875%	02/15/32	275	270,500
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	320	322,203
2.450%	12/02/27	1,395	1,384,049
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	1,110	1,089,863
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	1,005	855,288
3.700%	05/01/28	1,280	1,415,133
Sr. Sec’d. Notes, MTN
5.800%	05/01/37	535	726,951
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	710	658,843
Puget Energy , Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28	1,115	1,098,223
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	1,400	1,672,446
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47	580	640,513
First Ref. Mortgage, Series C
3.600%	02/01/45	860	877,216
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	725	752,616

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Sec’d. Notes, 144A
3.550%	07/15/24			2,135	$2,201,502
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41			480	586,768

					38,097,539

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27			925	1,006,893
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28			700	727,169
5.500%	07/31/47			800	800,861

					2,534,923

Foods — 0.1%
Kraft Heinz Foods Co.,
Gtd. Notes
4.875%	10/01/49			1,290	1,624,755
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30			500	513,636
4.375%	01/31/32			500	515,844
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40			660	627,925
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27			1,625	1,715,707

					4,997,867

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31			1,205	1,127,607
3.490%	05/15/27	(a)		1,415	1,521,729
3.600%	05/01/30			1,270	1,371,969

					4,021,305

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	1,635	1,857,216
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31		EUR	100	123,535
2.250%	03/07/39		EUR	400	519,520
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29			675	672,652

					3,172,923

SEE NOTES TO FINANCIAL STATEMENTS.

A75

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 0.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36		515	$735,150
Anthem, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42		390	485,656
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		250	264,041
5.375%	02/01/25		305	335,124
5.875%	02/01/29		525	626,038
Gtd. Notes, MTN
7.750%	07/15/36		450	619,139
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		940	1,163,184
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29		765	789,565

				5,017,897

Home Builders — 0.0%
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		525	588,888
6.625%	07/15/27		700	737,283
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24		800	854,251

				2,180,422

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.700%	04/01/26	(a)	1,695	1,848,716

Insurance — 0.1%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50		1,215	1,348,050
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		772	1,077,546
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50		410	476,849
5.000%	03/30/43		200	242,344
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39		660	996,048
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		130	161,828
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		1,450	1,757,807

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
6.850%	12/16/39		124	$184,837

				6,245,309

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22		980	989,720

Media — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/26		750	773,658
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52		580	580,378
4.800%	03/01/50		1,260	1,412,429
5.375%	04/01/38		1,950	2,323,981
6.384%	10/23/35		875	1,133,420
6.484%	10/23/45		1,386	1,894,871
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25		225	245,988
Gtd. Notes, 144A
2.887%	11/01/51		699	676,244
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31		5,275	5,276,404
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31		1,400	1,383,932
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41		360	436,099
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44		1,450	1,810,691

				17,948,095

Mining — 0.1%
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		425	596,105
Yamana Gold, Inc. (Canada),
Gtd. Notes, 144A
2.630%	08/15/31	(a)	3,050	2,944,227

				3,540,332

Miscellaneous Manufacturing — 0.0%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		1,200	1,248,500

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23		315	320,980

SEE NOTES TO FINANCIAL STATEMENTS.

A76

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Multi-National (cont’d.)
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22		289	$291,784

				612,764

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		1,810	1,857,341
5.500%	12/01/24		700	766,272

				2,623,613

Oil & Gas — 0.4%
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25		1,400	1,422,014
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		1,200	1,493,542
ConocoPhillips,
Gtd. Notes, 144A
4.875%	10/01/47		210	277,262
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		300	377,668
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22		350	356,200
6.510%	03/07/22		580	585,983
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		550	597,939
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A
3.100%	07/15/31		755	762,998
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36		2,000	1,135,475
6.450%	09/15/36		1,155	1,472,671
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		370	475,724
6.625%	08/15/37		275	359,299
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.600%	01/03/31	(a)	1,237	1,316,656
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.490%	01/23/27		471	502,259
6.500%	03/13/27		330	352,012
7.690%	01/23/50		2,146	2,070,041
Gtd. Notes, MTN
6.750%	09/21/47		373	330,029
6.875%	08/04/26	(a)	670	735,629
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26		2,159	2,116,214

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
2.250%	07/12/31	820	$812,408
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes, 144A
3.680%	08/08/49	1,445	1,548,380

			19,100,403

Packaging & Containers — 0.1%
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26	5,135	5,025,890

Pharmaceuticals — 0.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25	1,175	1,248,703
4.250%	11/21/49	2,515	3,019,480
4.500%	05/14/35	1,910	2,283,180
4.550%	03/15/35	2,190	2,618,300
4.700%	05/14/45	1,460	1,805,344
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,600	1,735,999
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	130	138,270
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39	410	484,953
5.000%	08/15/45	490	652,529
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	9,285	10,555,234
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38	3,810	4,642,361
5.125%	07/20/45	610	793,151
5.300%	12/05/43	250	329,526
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	1,375	1,702,759
5.400%	11/29/43	845	1,046,238
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	1,325	1,358,565
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	470	501,329
Wyeth LLC,
Gtd. Notes
6.450%	02/01/24	60	66,565

			34,982,486

Pipelines — 0.5%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,625	1,676,542

SEE NOTES TO FINANCIAL STATEMENTS.

A77

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A
4.600%	12/15/44		65	$77,229
Energy Transfer LP,
Sr. Unsec’d. Notes
4.950%	06/15/28		1,115	1,257,317
5.000%	05/15/50		1,435	1,652,317
6.125%	12/15/45		180	224,706
Energy Transfer LP/Regency Energy Finance Corp.,
Sr. Unsec’d. Notes
5.000%	10/01/22		675	687,939
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25	(a)	1,345	1,432,137
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51		2,260	2,285,385
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		1,430	1,524,538
4.000%	03/15/28		1,980	2,152,371
4.875%	06/01/25		3,250	3,556,493
5.200%	03/01/47		40	48,953
5.500%	02/15/49		395	505,144
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36		145	190,572
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30		5,205	5,313,992
4.500%	03/15/50		295	327,387
4.950%	07/13/47		935	1,089,470
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		115	119,705
4.125%	08/15/31		115	122,706
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48		125	150,619
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48		315	383,467
4.900%	01/15/45		1,000	1,197,140
5.100%	09/15/45		500	617,236

				26,593,365

Real Estate Investment Trusts (REITs) — 0.3%
Alexandria Real Estate Equities,Inc.,
Gtd. Notes
2.000%	05/18/32		1,815	1,742,418
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33		1,345	1,323,964
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		1,050	1,172,790

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30		3,480	$3,541,920
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31	(a)	1,125	1,139,095
Public Storage,
Sr. Unsec’d. Notes
2.250%	11/09/31		1,530	1,534,842
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31		3,235	3,475,835

				13,930,864

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		900	911,242
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31		770	725,179
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		4,705	5,056,717
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		275	271,986
3.875%	10/01/31		275	271,753
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		1,375	1,404,642

				8,641,519

Semiconductors — 0.1%
Broadcom, Inc.,
Gtd. Notes, 144A
3.500%	02/15/41		510	519,318
Sr. Unsec’d. Notes, 144A
3.187%	11/15/36		5,175	5,191,753

				5,711,071

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50		1,425	1,398,463
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30		2,055	1,916,144

				3,314,607

Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33		1,216	1,190,848
3.100%	02/01/43		770	745,721
3.500%	09/15/53		5,308	5,365,073
3.650%	09/15/59		160	161,510

SEE NOTES TO FINANCIAL STATEMENTS.

A78

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
4.300%	02/15/30		615	$692,884
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	05/01/25		1,900	1,938,219
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		300	309,752
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
3.875%	04/15/30		8,000	8,754,126
Sr. Sec’d. Notes, 144A
2.700%	03/15/32		1,255	1,263,830
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31		1,600	1,616,266
2.650%	11/20/40		1,575	1,494,905
4.016%	12/03/29		1,900	2,129,683
4.125%	08/15/46		30	34,813
4.500%	08/10/33		1,205	1,419,693

				27,117,323

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28		670	851,302
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37		715	998,736
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25		100	112,491

				1,962,529

TOTAL CORPORATE BONDS
(cost $413,756,815)				440,325,483

MUNICIPAL BONDS — 0.4%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32		240	266,198

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49		1,325	2,144,821
Taxable, Revenue Bonds
2.574%	04/01/31		1,210	1,259,045
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39		1,270	2,003,010
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34		475	732,481
7.625%	03/01/40		215	356,566
7.550%	04/01/39	(a)	245	408,835

				6,904,758

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

MUNICIPAL BONDS (continued)
Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	680	$1,075,335

Illinois — 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	1,030	1,540,341
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	3,190	3,311,312

			4,851,653

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,070	1,741,169

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,130	1,409,121

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	455	605,311
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	300	349,775

			955,086

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	445	597,598

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	550	785,220

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	495	679,592

TOTAL MUNICIPAL BONDS
(cost $14,500,554)			19,265,730

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.0%
Alternative Loan Trust,
Series 2004-18CB,Class 3A1
5.250%	09/25/35	8	8,240
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
2.509%(cc)	02/25/35	147	151,767
Bellemeade Re Ltd. (Bermuda),
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR +1.600% (Cap N/A, Floor 1.600%)
1.702%(c)	07/25/29	1,024	1,023,983

SEE NOTES TO FINANCIAL STATEMENTS.

A79

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.702%(c)	06/25/30	21	$21,340
Series 2021-02A, Class M1A, 144A, 30 Day Average SOFR + 1.200% (Cap N/A, Floor 1.200%)
1.250%(c)	06/25/31	2,874	2,866,939
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
1.050%(c)	09/25/31	2,100	2,079,298
Series 2021-03A, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
1.050%(c)	09/25/31	1,600	1,591,724
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	08/29/22	3,326	3,316,877
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
2.326%(cc)	02/25/37	104	104,830
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	853	886,237
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.902%(c)	04/25/29	181	180,469
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
1.600%(c)	04/25/34	5,460	5,459,756
Fannie Mae REMICS,
Series 2014-73, Class CZ
3.000%	11/25/44	1,504	1,596,520
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
2.650%(c)	11/25/50	2,741	2,768,403
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.703%(c)	07/25/50	372	373,974
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	09/25/50	225	234,342
Series 2021-DNA05, Class M1, 144A, 30 Day Average SOFR + 0.650% (Cap N/A, Floor 0.000%)
0.700%(c)	01/25/34	633	632,952
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
1.700%(c)	01/25/34	310	311,327
Series 2021-HQA03, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
0.900%(c)	09/25/41	6,990	6,986,778
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.853%(c)	09/25/48	3	3,258

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac REMICS,
Series 4117, Class ZC
3.000%	10/15/42	2,512	$2,653,263
Series 4535, Class PA
3.000%	03/15/44	719	738,474
Series 4680, Class GZ
3.500%	03/15/47	3,504	3,793,210
Government National Mortgage Assoc.,
Series 2015-124, Class VZ
3.500%	09/20/45	2,488	2,708,277
Series 2019-69, Class KB
3.000%	06/20/49	3,423	3,666,442
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.752%(c)	05/25/29	168	168,281
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.250% (Cap N/A, Floor 0.000%)
1.300%(c)	01/25/34	1,380	1,380,649
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
2.314%(cc)	07/25/35	39	38,999
Legacy Mortgage Asset Trust,
Series 2021-GS01, Class A1, 144A
1.892%	10/25/66	387	386,714
Mello Warehouse Securitization Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	10/25/53	1,815	1,814,122
Series 2021-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.789%(c)	02/25/55	2,400	2,385,577
MFATrust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60	3,355	3,297,735
Mortgage Repurchase Agreement Financing Trust,
Series 2020-05, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.101%(c)	08/10/23	1,570	1,570,194
Series 2021-01, Class A2, 144A, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.000%)
0.601%(c)	03/10/22	3,700	3,700,302
Series 2021-S01, Class A1, 144A, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
0.601%(c)	09/10/22	6,700	6,698,628
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.600%)
1.399%(c)	09/15/22	7,510	7,495,931
Series 2021-EBO06, Class A1X, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.699%(c)	02/16/22	4,433	4,430,643
MSG III Securitization Trust,
Series 2021-01,Class A, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.842%(c)	06/25/54	2,395	2,393,261

SEE NOTES TO FINANCIAL STATEMENTS.

A80

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-01, Class B, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
0.992%(c)	06/25/54	385	$384,790
Series 2021-01, Class C, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.192%(c)	06/25/54	330	329,820
Series 2021-01, Class D, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.392%(c)	06/25/54	135	134,926
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.853%(c)	01/25/48	364	364,331
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.652%(c)	07/25/28	136	136,325
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	07/25/29	47	47,401
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
1.650%(c)	04/25/34	1,300	1,297,637
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.917%(c)	12/25/22	2,122	2,126,971
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
3.002%(c)	02/27/24	3,384	3,428,644
Provident Funding Mortgage Warehouse Securitization Trust,
Series 2021-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.802%(c)	02/25/55	3,365	3,347,068
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	818	853,189
Station Place Securitization Trust,
Series 2021-04, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	04/11/22	3,700	3,696,144
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	06/20/22	2,910	2,912,511
Series 2021-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
0.752%(c)	01/26/54	947	946,559
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
2.431%(cc)	02/25/34	60	60,269

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $100,089,214)			99,986,301

				Principal
Interest	Maturity			Amount
Rate	Date			(000)#	Value

SOVEREIGN BONDS — 0.6%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27	(a)		3,350	$3,598,768
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30			710	708,224
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24			175	180,611
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28			1,040	1,112,086
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25			400	415,953
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25		EUR	1,500	1,877,723
Sr. Unsec’d. Notes, 144A, MTN
5.875%	01/15/24			950	1,040,449
Sr. Unsec’d. Notes, EMTN
2.150%	07/18/24		EUR	2,100	2,501,369
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23			1,400	1,429,586
2.625%	04/20/22			2,000	2,013,221
3.000%	03/12/24			400	416,987
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.000%	09/22/24			305	324,071
4.500%	04/16/50	(a)		475	523,579
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31			453	451,035
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			1,105	1,149,176
5.103%	04/23/48			915	1,236,933
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN
4.125%	03/11/39		EUR	1,395	1,699,250
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.875%	03/04/23			1,785	1,826,818
4.000%	04/17/25			1,035	1,115,017
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			1,800	1,815,413
3.250%	06/01/23			800	826,804
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55	(a)		1,025	1,345,316
5.100%	06/18/50	(a)		545	722,507

TOTAL SOVEREIGN BONDS
(cost $26,693,655)					28,330,896

SEE NOTES TO FINANCIAL STATEMENTS.

A81

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.0%
Federal Home Loan Bank
5.500%	07/15/36(k)	1,080	$1,560,722
Federal Home Loan Mortgage Corp.
1.500%	11/01/50	1,816	1,754,525
2.000%	01/01/32	513	527,133
2.000%	06/01/40	1,260	1,278,790
2.000%	10/01/40	1,849	1,876,673
2.000%	09/01/50	3,629	3,621,338
2.000%	10/01/50	2,971	2,964,508
2.000%	03/01/51	1,404	1,401,169
2.500%	03/01/30	274	284,955
2.500%	10/01/32	559	580,288
2.500%	03/01/51	1,257	1,296,605
2.500%	04/01/51	9,857	10,072,167
2.500%	10/01/51	4,639	4,739,968
3.000%	10/01/28	183	193,264
3.000%	06/01/29	491	516,928
3.000%	03/01/32	616	648,902
3.000%	01/01/37	242	254,854
3.000%	01/01/43	503	531,068
3.000%	07/01/43	1,009	1,064,733
3.000%	01/01/47	2,565	2,688,096
3.000%	02/01/50	2,106	2,188,738
3.500%	03/01/42	243	261,842
3.500%	06/01/42	173	186,633
3.500%	01/01/47	448	477,455
3.500%	02/01/47	602	642,195
4.000%	06/01/26	224	235,513
4.000%	09/01/26	115	121,251
4.000%	10/01/39	473	519,539
4.000%	12/01/40	186	204,368
4.000%	10/01/41	189	207,424
4.000%	01/01/42	70	77,384
4.000%	10/01/45	215	233,462
4.500%	09/01/39	139	153,750
4.500%	10/01/39	770	849,132
4.500%	12/01/39	245	270,718
4.500%	07/01/41	81	87,040
4.500%	07/01/41	1,160	1,285,175
4.500%	08/01/41	119	127,503
4.500%	08/01/41	184	200,398
4.500%	08/01/41	204	222,518
4.500%	10/01/41	100	107,035
4.500%	10/01/46	138	149,610
4.500%	12/01/47	626	675,235
5.000%	05/01/34	13	14,935
5.000%	05/01/34	132	149,347
5.000%	08/01/35	13	14,846
5.000%	09/01/35	26	29,492
5.000%	10/01/36	21	24,081
5.000%	05/01/37	13	14,652
5.000%	07/01/37	232	263,356
5.000%	09/01/38	31	34,931
5.000%	09/01/38	32	36,681
5.000%	09/01/38	37	42,222
5.000%	02/01/39	12	13,586
5.000%	06/01/39	36	40,535
5.500%	02/01/34	29	32,020

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
5.500%	04/01/34	278	$307,840
5.500%	06/01/34	56	63,940
5.500%	06/01/34	131	149,008
5.500%	05/01/37	29	33,596
5.500%	02/01/38	234	268,382
5.500%	05/01/38	43	48,969
5.500%	07/01/38	204	233,762
6.000%	03/01/32	125	137,700
6.000%	12/01/33	45	49,840
6.000%	07/01/36	3	3,040
6.000%	12/01/36	5	5,901
6.000%	05/01/37	8	9,483
6.000%	12/01/37	13	14,616
6.000%	01/01/38	3	3,555
6.000%	01/01/38	8	8,689
6.000%	01/01/38	146	166,557
6.000%	10/01/38	55	63,826
6.000%	08/01/39	26	29,573
6.750%	03/15/31	500	716,780
7.000%	01/01/31	15	16,292
7.000%	06/01/31	12	12,419
7.000%	09/01/31	2	2,670
7.000%	10/01/31	27	30,044
7.000%	10/01/32	27	28,723
Federal National Mortgage Assoc.
1.500%	10/01/50	430	415,856
1.500%	11/01/50	933	901,898
1.500%	12/01/50	5,144	4,971,443
2.000%	08/01/31	766	787,760
2.000%	02/01/41	2,531	2,571,738
2.000%	05/01/41	12,986	13,195,155
2.000%	08/01/50	1,290	1,286,837
2.000%	10/01/50	13,081	13,052,002
2.000%	02/01/51(k)	13,534	13,504,183
2.000%	03/01/51	1,821	1,817,102
2.000%	05/01/51	1,521	1,517,529
2.500%	05/01/41	6,061	6,258,186
2.500%	10/01/43	578	595,507
2.500%	12/01/46	1,023	1,049,950
2.500%	03/01/50	788	806,867
2.500%	08/01/50	3,488	3,562,430
2.500%	12/01/50	392	401,631
2.500%	04/01/51	4,603	4,701,421
3.000%	TBA(tt)	1,500	1,553,945
3.000%	TBA	3,500	3,620,539
3.000%	02/01/27	762	800,308
3.000%	08/01/30	520	546,871
3.000%	11/01/36	1,079	1,127,500
3.000%	12/01/42	570	601,948
3.000%	12/01/42	795	834,893
3.000%	03/01/43	142	150,109
3.000%	11/01/46	138	144,576
3.000%	01/01/47	1,112	1,166,610
3.000%	02/01/47	780	815,984
3.000%	03/01/47	616	646,053
3.000%	11/01/49	651	675,007
3.000%	12/01/49	400	417,088
3.000%	12/01/49	550	569,946

SEE NOTES TO FINANCIAL STATEMENTS.

A82

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	02/01/50	6,838	$7,086,140
3.000%	03/01/50	476	493,163
3.500%	07/01/31	493	522,618
3.500%	11/01/32	262	279,913
3.500%	02/01/33	541	572,735
3.500%	05/01/33	766	810,232
3.500%	06/01/39	389	419,669
3.500%	01/01/42	2,661	2,854,480
3.500%	05/01/42	1,252	1,343,543
3.500%	07/01/42	478	516,301
3.500%	08/01/42	185	200,185
3.500%	08/01/42	487	525,477
3.500%	09/01/42	473	510,988
3.500%	09/01/42	914	987,560
3.500%	11/01/42	253	271,530
3.500%	03/01/43	1,869	2,018,896
3.500%	04/01/43	291	314,789
3.500%	04/01/43	678	732,100
3.500%	07/01/43	134	144,559
3.500%	06/01/45	2,458	2,629,999
3.500%	07/01/46	343	364,915
3.500%	11/01/46	674	718,278
3.500%	09/01/47	620	657,621
3.500%	01/01/48	6,299	6,670,115
3.500%	05/01/48	574	605,809
3.500%	06/01/48	3,016	3,220,641
4.000%	12/01/36	555	601,915
4.000%	10/01/41	1,579	1,732,486
4.000%	07/01/44	578	634,966
4.000%	09/01/44	922	1,003,893
4.000%	10/01/46	442	476,763
4.000%	06/01/47	436	467,779
4.000%	09/01/47	171	183,064
4.000%	11/01/47	540	588,212
4.000%	11/01/47	751	804,576
4.000%	12/01/47	2,358	2,525,161
4.000%	03/01/49	4,861	5,164,848
4.500%	07/01/33	30	32,700
4.500%	08/01/33	8	9,259
4.500%	09/01/33	24	26,107
4.500%	10/01/33	69	76,027
4.500%	03/01/34	20	21,979
4.500%	01/01/35	2	1,721
4.500%	07/01/39	469	518,321
4.500%	08/01/39	348	384,334
4.500%	09/01/39	208	229,604
4.500%	12/01/39	3	3,013
4.500%	03/01/41	780	862,702
4.500%	07/01/42	72	79,003
5.000%	03/01/34	140	157,572
5.000%	04/01/35	328	370,022
5.000%	06/01/35	79	89,613
5.000%	07/01/35	75	84,187
5.000%	07/01/35	76	86,047
5.000%	09/01/35	57	64,628
5.000%	11/01/35	65	72,760
5.000%	02/01/36	44	49,721
5.500%	02/01/33	78	87,991

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
5.500%	08/01/33	151	$168,911
5.500%	10/01/33	35	39,315
5.500%	12/01/33	33	37,157
5.500%	12/01/34	87	98,853
5.500%	10/01/35	341	383,955
5.500%	03/01/36	46	50,635
5.500%	04/01/36	65	72,374
5.500%	01/01/37	42	48,367
5.500%	04/01/37	22	24,612
5.500%	05/01/37	129	147,346
5.500%	08/01/37	160	181,872
6.000%	10/01/33	159	178,297
6.000%	11/01/33	13	14,761
6.000%	11/01/33	20	22,344
6.000%	01/01/34	167	190,143
6.000%	02/01/34	67	75,194
6.000%	03/01/34	1	1,552
6.000%	03/01/34	10	11,286
6.000%	03/01/34	25	27,138
6.000%	11/01/34	19	20,743
6.000%	01/01/35	28	30,914
6.000%	01/01/35	74	81,410
6.000%	02/01/35	2	2,142
6.000%	02/01/35	98	108,112
6.000%	02/01/35	139	159,875
6.000%	04/01/35	11	12,442
6.000%	05/01/36	18	20,539
6.000%	06/01/36	13	14,293
6.000%	02/01/37	45	52,453
6.000%	06/01/37	17	18,516
6.000%	05/01/38	114	132,607
6.250%	05/15/29	950	1,262,022
6.500%	09/01/32	1	1,025
6.500%	09/01/32	12	13,122
6.500%	09/01/32	26	29,263
6.500%	09/01/32	31	33,922
6.500%	10/01/32	29	32,778
6.500%	04/01/33	36	41,300
6.500%	11/01/33	19	21,826
6.500%	01/01/34	20	22,474
6.500%	09/01/34	45	49,707
6.500%	09/01/36	101	117,732
6.500%	10/01/36	16	18,654
6.500%	11/01/36	34	37,967
6.500%	01/01/37	37	40,569
6.500%	01/01/37	93	104,430
6.500%	09/01/37	11	13,352
6.625%	11/15/30(k)	550	776,004
7.000%	02/01/32	12	13,556
7.000%	05/01/32	10	12,322
7.000%	06/01/32	7	7,867
7.000%	07/01/32	36	40,526
7.125%	01/15/30(k)	3,600	5,102,766
Government National Mortgage Assoc.
2.000%	03/20/51	1,827	1,845,718
2.500%	TBA	500	512,031
2.500%	TBA	1,000	1,021,835
2.500%	03/20/43	426	440,964

SEE NOTES TO FINANCIAL STATEMENTS.

A83

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.500%	12/20/46	411	$423,132
2.500%	05/20/51	1,915	1,963,656
2.500%	08/20/51	1,181	1,210,581
3.000%	TBA	4,500	4,655,937
3.000%	03/15/45	461	480,663
3.000%	11/20/45	509	531,246
3.000%	03/20/46	3,111	3,247,658
3.000%	07/20/46	2,035	2,124,378
3.000%	10/20/46	677	706,927
3.000%	12/20/46	463	483,120
3.000%	02/20/47	1,005	1,048,976
3.000%	12/20/49	210	217,406
3.500%	12/20/42	990	1,054,213
3.500%	05/20/43	200	213,642
3.500%	03/20/45	646	683,149
3.500%	04/20/45	873	923,809
3.500%	07/20/46	3,069	3,231,924
3.500%	06/20/49	4,197	4,374,558
4.000%	06/15/40	76	83,623
4.000%	05/20/41	153	165,365
4.000%	12/20/42	364	393,920
4.000%	08/20/44	140	151,202
4.000%	11/20/45	683	738,767
4.000%	12/20/45	750	811,957
4.000%	11/20/46	164	174,296
4.000%	09/20/47	2,231	2,371,799
4.000%	02/20/49	1,305	1,379,417
4.000%	01/20/50	1,305	1,376,125
4.500%	04/15/40	270	302,533
4.500%	01/20/41	688	764,438
4.500%	02/20/41	414	459,600
4.500%	06/20/44	450	498,280
4.500%	09/20/46	244	270,043
4.500%	11/20/46	465	514,443
4.500%	03/20/47	385	412,921
4.500%	05/20/48	401	426,959
4.500%	06/20/48	524	557,074
4.500%	08/20/48	1,719	1,820,113
5.000%	10/20/37	81	90,753
5.000%	04/20/45	450	507,839
5.500%	11/15/32	36	39,819
5.500%	02/15/33	30	34,466
5.500%	08/15/33	49	53,918
5.500%	08/15/33	67	73,616
5.500%	09/15/33	38	41,415
5.500%	09/15/33	60	66,596
5.500%	10/15/33	54	60,603
5.500%	12/15/33	5	5,897
5.500%	04/15/34	180	205,417
5.500%	07/15/35	36	41,960
5.500%	02/15/36	90	102,096
6.000%	02/15/33	2	1,819
6.000%	04/15/33	13	14,002
6.000%	09/15/33	10	11,463
6.000%	12/15/33	26	29,808
6.000%	12/15/33	69	75,896
6.000%	01/15/34	12	14,354
6.000%	01/15/34	23	25,597

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.000%	06/20/34	47		$53,678
6.000%	07/15/34	99		115,091
6.000%	10/15/34	112		124,135
6.500%	10/15/23	—(r	)	292
6.500%	12/15/23	1		1,002
6.500%	01/15/24	—(r	)	447
6.500%	01/15/24	1		1,349
6.500%	01/15/24	4		4,129
6.500%	01/15/24	5		5,404
6.500%	01/15/24	17		18,536
6.500%	02/15/24	—(r	)	100
6.500%	02/15/24	—(r	)	128
6.500%	02/15/24	—(r	)	345
6.500%	02/15/24	1		1,013
6.500%	02/15/24	1		1,077
6.500%	02/15/24	1		1,121
6.500%	02/15/24	3		3,453
6.500%	02/15/24	4		4,261
6.500%	02/15/24	4		4,705
6.500%	02/15/24	14		15,590
6.500%	04/15/24	—(r	)	210
6.500%	04/15/24	1		625
6.500%	04/15/24	1		1,000
6.500%	04/15/24	1		1,031
6.500%	04/15/24	4		4,856
6.500%	05/15/24	4		4,116
6.500%	05/15/24	7		7,300
6.500%	10/15/24	5		5,351
6.500%	12/15/30	5		5,939
6.500%	01/15/32	15		16,506
6.500%	02/15/32	12		12,663
6.500%	07/15/32	26		28,435
6.500%	08/15/32	4		3,868
6.500%	08/15/32	7		7,740
6.500%	08/15/32	24		26,880
6.500%	08/15/32	124		141,954
6.500%	06/15/35	22		25,490
6.500%	07/15/35	6		6,864
8.000%	01/15/24	3		3,122
8.000%	04/15/25	2		1,709
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	625		612,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $242,354,500)				246,549,184

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bonds
1.750%	08/15/41	9,990		9,679,373
2.000%	11/15/41	3,045		3,078,780
2.000%	08/15/51	480		490,050
2.250%	05/15/41	2,145		2,251,580
U.S. Treasury Notes
3.125%	11/15/28(k)	100		111,187
U.S. Treasury Strips Coupon
2.000%	08/15/39(k)	3,780		2,662,095
2.228%	05/15/28(k)	718		655,287
2.365%(s)	08/15/44	3,095		1,932,078

SEE NOTES TO FINANCIAL STATEMENTS.

A84

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
2.395%(s)	11/15/43	1,156	$732,570

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,188,147)			21,593,000

TOTAL LONG-TERM INVESTMENTS (cost $3,568,409,226)			4,668,300,447

		Shares

SHORT-TERM INVESTMENTS — 7.1%

AFFILIATED MUTUAL FUNDS — 7.1%
PGIM Core Ultra Short Bond Fund(wa)		303,840,636	303,840,636
PGIM Institutional Money Market Fund (cost $45,448,021; includes $45,444,721 of cash collateral for securities on loan)(b)(wa)		45,547,739	45,515,856

TOTAL AFFILIATED MUTUAL FUNDS (cost $349,288,657)			349,356,492

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
0.043%	03/17/22	300	299,966

(cost $299,974)
OPTIONS PURCHASED*~ — 0.0% (cost $83,723)			36,239

TOTAL SHORT-TERM INVESTMENTS (cost $349,672,354)			349,692,697

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—101.0% (cost $3,918,081,580)			5,017,993,144

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $85,399)			(109,666)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—101.0% (cost $3,917,996,181)			5,017,883,478
Liabilities in excess of other assets(z) — (1.0)%			(48,111,607)

NET ASSETS —100.0%			$4,969,771,871

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,877 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $43,941,144; cash collateral of $45,444,721 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 1,500,000 is 0.0% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	9,830	$ —

SEE NOTES TO FINANCIAL STATEMENTS.

A85

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	9,300	$—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	9,250	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	4,650	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	14,120	—
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	9,830	7,555
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	9,300	7,148
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	9,250	7,109
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	4,650	3,574
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	14,120	10,853

Total Options Purchased (cost $83,723)								$36,239

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	9,830	$(19,952)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	9,300	(18,876)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	9,250	(18,774)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	4,650	(9,438)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	14,120	(28,659)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.73%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	9,250	(2,794)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	9,830	(2,627)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	9,300	(2,485)

SEE NOTES TO FINANCIAL STATEMENTS.

A86

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	4,650	$(1,243)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	14,120	(3,774)
GS_21-PJ2A^	Put	Goldman Sachs International	11/15/24	0.50%	0.50%(M)	GS_21-PJ2A(M)	7,000	(392)
GS_21-PJA^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	13,500	(652)

Total Options Written (premiums received $85,399)								$(109,666)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
439	2 Year U.S. Treasury Notes	Mar. 2022	$95,777,454	$(100,435)
354	5 Year U.S. Treasury Notes	Mar. 2022	42,825,702	85,639
299	10 Year U.S. Treasury Notes	Mar. 2022	39,010,156	124,142
163	20 Year U.S. Treasury Bonds	Mar. 2022	26,151,312	121,940
501	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	98,759,625	1,612,548
8	Mini MSCI EAFE Index	Mar. 2022	928,720	16,034
6	S&P 500 E-Mini Index	Mar. 2022	1,427,550	16,794

				1,876,662

Short Positions:
15	5 Year Euro-Bobl	Mar. 2022	2,275,406	19,285
32	10 Year Euro-Bund	Mar. 2022	6,243,352	104,477
28	10 Year U.S. Ultra Treasury Notes	Mar. 2022	4,100,250	(70,191)
23	Euro Schatz Index	Mar. 2022	2,933,562	4,823

				58,394

				$1,935,056

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar, Expiring 01/19/22	Morgan Stanley & Co. International PLC	CAD 5,569	$4,462,841	$4,402,485	$60,356	$—
Euro, Expiring 01/12/22	BNP Paribas S.A.	EUR 22,014	24,813,099	25,068,693	—	(255,594)

			$29,275,940	$29,471,178	$60,356	$(255,594)

SEE NOTES TO FINANCIAL STATEMENTS.

A87

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJ2A	01/14/22	0.500%(M)	7,000	*	$3,014	$(654)	$3,668	Goldman Sachs International
GS_21-PJA	01/14/22	0.250%(M)	13,500	*	2,907	(630)	3,537	Goldman Sachs International

					$5,921	$(1,284)	$7,205

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
7,460	01/13/26	2.152%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	$—	$(617,244)	$(617,244)
22,580	02/02/26	2.295%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	(62,535)	(1,695,955)	(1,633,420)
11,175	02/18/26	2.370%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(785,792)	(785,792)

				$(62,535)	$(3,098,991)	$(3,036,456)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
U.S. Treasury Bond(T)	1 Day USOIS +4bps(T)	JP Morgan Chase Bank,N.A.	2/22/22	18,765	$55,129	$ —	$ 55,129

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(1,284)	$62,334	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$6,366,586
Goldman Sachs & Co. LLC	—	299,966

Total	$—	$6,666,552

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$3,225,089,433	$49,539,603	$—
Exchange-Traded Fund	195,756	—	—
Preferred Stocks	613,800	93,124	—
Asset-Backed Securities
Automobiles	—	86,146,693	—
Collateralized Loan Obligations	—	154,323,319	—
Consumer Loans	—	10,558,373	—
Equipment	—	8,771,569	—
Home Equity Loans	—	18,037	—
Other	—	5,084,232	—
Residential Mortgage-Backed Securities	—	6,621,061	—
Student Loans	—	18,117,154	—
Commercial Mortgage-Backed Securities	—	247,077,699	—
Corporate Bonds	—	440,325,483	—
Municipal Bonds	—	19,265,730	—
Residential Mortgage-Backed Securities	—	99,986,301	—

SEE NOTES TO FINANCIAL STATEMENTS.

A89

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds	$—	$28,330,896	$—
U.S. Government Agency Obligations	—	246,549,184	—
U.S. Treasury Obligations	—	21,593,000	—
Short-Term Investments
Affiliated Mutual Funds	349,356,492	—	—
U.S. Treasury Obligation	—	299,966	—
Options Purchased	—	36,239	—

Total	$3,575,255,481	$1,442,737,663	$—

Liabilities
Options Written	$—	$(108,622)	$(1,044)

Other Financial Instruments*

Assets
Futures Contracts	$2,105,682	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	60,356	—
OTC Credit Default Swap Agreements	—	—	5,921
OTC Total Return Swap Agreement	—	55,129	—

Total	$2,105,682	$115,485	$ 5,921

Liabilities
Futures Contracts	$(170,626)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(255,594)	—
Centrally Cleared Inflation Swap Agreements	—	(3,036,456)	—

Total	$(170,626)	$(3,292,050)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	7.1%
Software	6.8
Commercial Mortgage-Backed Securities	5.0
U.S. Government Agency Obligations	5.0
Banks	4.8
Semiconductors & Semiconductor Equipment	4.6
Technology Hardware, Storage & Peripherals	4.3
Interactive Media & Services	4.2
Pharmaceuticals	3.7
Automobiles	3.3
IT Services	3.1
Collateralized Loan Obligations	3.1
Internet & Direct Marketing Retail	2.3
Health Care Equipment & Supplies	2.2
Residential Mortgage-Backed Securities	2.1
Oil, Gas & Consumable Fuels	2.1
Capital Markets	2.0
Hotels, Restaurants & Leisure	1.8
Chemicals	1.7
Health Care Providers & Services	1.7
Beverages	1.6

Insurance	1.5%
Aerospace & Defense	1.5
Entertainment	1.4
Specialty Retail	1.4
Life Sciences Tools & Services	1.3
Equity Real Estate Investment Trusts (REITs)	1.2
Biotechnology	1.1
Machinery	1.0
Media	1.0
Diversified Telecommunication Services	0.9
Food Products	0.9
Electrical Equipment	0.9
Electric	0.8
Diversified Financial Services	0.7
Electric Utilities	0.6
Sovereign Bonds	0.6
Consumer Finance	0.6
Industrial Conglomerates	0.6
Telecommunications	0.5
Pipelines	0.5
Food & Staples Retailing	0.5
Electronic Equipment, Instruments & Components	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A90

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Distributors	0.4%
U.S. Treasury Obligations	0.4
Household Products	0.4
Metals & Mining	0.4
Municipal Bonds	0.4
Oil & Gas	0.4
Student Loans	0.4
Textiles, Apparel & Luxury Goods	0.4
Auto Manufacturers	0.3
Building Products	0.3
Independent Power & Renewable Electricity Producers	0.3
Communications Equipment	0.3
Tobacco	0.3
Real Estate Investment Trusts (REITs)	0.3
Air Freight & Logistics	0.3
Consumer Loans	0.2
Multi-Utilities	0.2
Energy Equipment & Services	0.2
Equipment	0.2
Retail	0.2
Road & Rail	0.2
Construction & Engineering	0.1
Multiline Retail	0.1
Professional Services	0.1
Real Estate Management & Development	0.1
Commercial Services	0.1
Semiconductors	0.1
Agriculture	0.1
Other	0.1
Packaging & Containers	0.1
Healthcare-Services	0.1
Foods	0.1
Household Durables	0.1
Airlines	0.1
Gas	0.1

Mining	0.1%
Commercial Services & Supplies	0.1
Healthcare-Products	0.1
Personal Products	0.1
Office/Business Equipment	0.1
Engineering & Construction	0.1
Building Materials	0.0	*
Leisure Products	0.0	*
Home Builders	0.0	*
Transportation	0.0	*
Housewares	0.0	*
Trading Companies & Distributors	0.0	*
Gas Utilities	0.0	*
Construction Materials	0.0	*
Miscellaneous Manufacturing	0.0	*
Lodging	0.0	*
Marine	0.0	*
Apparel	0.0	*
Multi-National	0.0	*
Wireless Telecommunication Services	0.0	*
Auto Components	0.0	*
Containers & Packaging	0.0	*
Exchange-Traded Fund	0.0	*
Paper & Forest Products	0.0	*
Options Purchased	0.0	*
Home Equity Loans	0.0	*
Diversified Consumer Services	0.0	*

	101.0
Options Written	(0.0	)*
Liabilities in excess of other assets	(1.0)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$1,284
Credit contracts	Unaffiliated investments	36,239		Options written outstanding, at value	109,666
Credit contracts	Unrealized appreciation on OTC swap agreements	7,205		—	—
Equity contracts	Due from/to broker-variation margin futures	32,828	*	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A91

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$60,356		Unrealized depreciation on OTC forward foreign currency exchange contracts	$255,594
Interest rate contracts	Due from/to broker-variation margin futures	2,072,854	*	Due from/to broker-variation margin futures	170,626	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	3,036,456	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	55,129		—	—

		$2,264,611			$3,573,626

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$35,875
Equity contracts	—	—	441,332	—	—
Foreign exchange contracts	—	—	—	1,175,957	—
Interest rate contracts	432,633	(190,329)	(9,196,191)	—	89,545

Total	$432,633	$(190,329)	$(8,754,859)	$1,175,957	$125,420

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(47,484)	$(24,267)	$—	$—	$16,316
Equity contracts	—	—	(11,647)	—	—
Foreign exchange contracts	—	—	—	299,096	—
Interest rate contracts	—	—	2,766,717	—	(2,530,296)

Total	$(47,484)	$(24,267)	$2,755,070	$299,096	$(2,513,980)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$49,330	$28,394,800	$286,165,914	$30,764,717	$10,258,468

SEE NOTES TO FINANCIAL STATEMENTS.

A92

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)
$32,733,305	$10,175,855

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$12,780,000	$10,157,259	$35,210,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$43,941,144	$(43,941,144)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP Paribas S.A.	$7,555	$(278,173)	$(270,618)	$—	$(270,618)
Goldman Sachs International	7,205	(2,328)	4,877	—	4,877
JP Morgan Chase Bank, N.A.	55,129	—	55,129	—	55,129
Morgan Stanley & Co. International PLC	89,040	(86,043)	2,997	—	2,997

	$158,929	$(366,544)	$(207,615)	$—	$(207,615)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $43,941,144:
Unaffiliated investments (cost $3,568,792,923)	$4,668,636,652
Affiliated investments (cost $349,288,657)	349,356,492
Foreign currency, at value (cost $730,356)	721,778
Cash	642,849
Dividends and interest receivable	8,793,601
Receivable for investments sold	6,596,182
Due from broker-variation margin futures	926,540
Tax reclaim receivable	408,801
Unrealized appreciation on OTC swap agreements	62,334
Unrealized appreciation on OTC forward foreign currency exchange contracts	60,356
Receivable for Portfolio shares sold	48,148
Due from broker-variation margin swaps	36,915
Receivable from affiliate	2,041
Prepaid expenses and other assets	540,936

Total Assets	5,036,833,625

LIABILITIES
Payable to broker for collateral for securities on loan	45,444,721
Payable for investments purchased	17,955,033
Management fee payable	2,503,087
Payable for Portfolio shares purchased	458,992
Unrealized depreciation on OTC forward foreign currency exchange contracts	255,594
Accrued expenses and other liabilities	208,641
Payable to affiliate	116,438
Options written outstanding, at value (premiums received $85,399)	109,666
Due to broker-variation margin futures	4,645
Trustees’ fees payable	2,280
Premiums received for OTC swap agreements	1,284
Affiliated transfer agent fee payable	980
Distribution fee payable	393

Total Liabilities	67,061,754

NET ASSETS	$4,969,771,871

Net assets were comprised of:
Partners’ Equity	$4,969,771,871

Class I:
Net asset value and redemption price per share, $4,967,763,725 / 112,550,776 outstanding shares of beneficial interest	$44.14

Class III:
Net asset value and redemption price per share, $2,008,146 / 45,575 outstanding shares of beneficial interest	$44.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $238,337 foreign withholding tax, of which $58,563 is reimbursable by an affiliate)	$50,714,887
Interest income (net of $658 foreign withholding tax)	34,610,901
Affiliated dividend income	398,720
Income from securities lending, net (including affiliated income of $26,839)	27,774

Total income	85,752,282

EXPENSES
Management fee	28,599,867
Distribution fee—Class III	1,467
Custodian and accounting fees	359,962
Trustees’ fees	69,731
Shareholders’ reports	60,140
Audit fee	48,700
Legal fees and expenses	39,426
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	102,069

Total expenses	29,292,044

NET INVESTMENT INCOME (LOSS)	56,460,238

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(976))	531,484,481
Futures transactions	(8,754,859)
Forward currency contract transactions	1,175,957
Options written transactions	(190,329)
Swap agreements transactions	125,420
Foreign currency transactions	83,023

523,923,693

Net change in unrealized appreciation
(depreciation) on:
Investments (including affiliated of $(11,193))	176,651,756
Futures	2,755,070
Forward currency contracts	299,096
Options written	(24,267)
Swap agreements	(2,513,980)
Foreign currencies	(52,797)

177,114,878

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	701,038,571

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$757,498,809

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$56,460,238	$68,485,087
Net realized gain (loss) on investment and foreign currency transactions	523,923,693	127,363,770
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	177,114,878	196,025,655

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	757,498,809	391,874,512

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	10,264,950	8,597,942
Portfolio shares purchased	(277,076,354)	(249,244,194)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(266,811,404)	(240,646,252)

TOTAL INCREASE (DECREASE)	490,687,405	151,228,260
NET ASSETS:
Beginning of year	4,479,084,466	4,327,856,206

End of year	$4,969,771,871	$4,479,084,466

SEE NOTES TO FINANCIAL STATEMENTS.

A94

PSF PGIM GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.0%
ASSET-BACKED SECURITIES — 11.5%
Collateralized Loan Obligations
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR +1.390% (Cap N/A, Floor 1.390%)
1.522%(c)	04/20/32	1,000	$1,001,055
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR +1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32	500	499,808
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR +1.200% (Cap N/A, Floor 1.200%)
1.334%(c)	07/20/34	3,000	3,003,796
Battalion CLO Ltd.,
Series 2020-15A, Class A1, 144A, 3 Month LIBOR +1.350% (Cap N/A, Floor 1.350%)
1.472%(c)	01/17/33	2,500	2,500,716
Elevation CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR +1.220% (Cap N/A, Floor 0.000%)
1.344%(c)	07/15/30	2,000	2,001,143
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR +1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34	500	500,093
Octagon Investment Partners 45 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR +1.330% (Cap N/A, Floor 1.330%)
1.454%(c)	10/15/32	2,250	2,250,309
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR +1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	10/30/30	3,709	3,712,210
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR +1.150% (Cap N/A, Floor 1.150%)
1.364%(c)	06/20/34	3,250	3,248,201
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR +1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/29/34	500	500,000
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR +1.460% (Cap N/A, Floor 1.460%)
1.592%(c)	07/20/32	2,500	2,503,741
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month LIBOR +1.240% (Cap N/A, Floor 1.240%)
1.364%(c)	04/15/34	2,250	2,246,658
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1R, 144A, 3 Month LIBOR +1.060% (Cap N/A, Floor 0.000%)
1.192%(c)	10/20/29	1,250	1,250,100

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR +1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	10/15/34	500	$500,001

TOTAL ASSET-BACKED SECURITIES
(cost $25,330,797)			25,717,831

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2%
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	3,000	3,074,105
CD Mortgage Trust,
Series 2019-CD08, Class A3
2.657%	08/15/57	4,000	4,059,028
Fannie Mae-Aces,
Series 2012-M02, Class A2
2.717%	02/25/22	—(r)	302
Series 2018-M14, Class A1
3.581%(cc)	08/25/28	14	14,077
FHLMC Multifamily Structured Pass-Through Certificates,
Series K019, Class X1, IO
1.581%(cc)	03/25/22	11,587	116
Series K020, Class X1, IO
1.333%(cc)	05/25/22	7,236	13,986
Series K021, Class X1, IO
1.376%(cc)	06/25/22	8,107	6,342
Series K025, Class X1, IO
0.778%(cc)	10/25/22	23,335	114,600
Series K079, Class AM
3.930%	06/25/28	675	765,976
Series K085, Class AM
4.060%(cc)	10/25/28	380	433,552
Series K088, Class AM
3.761%(cc)	01/25/29	520	587,987
Series K091, Class AM
3.566%	03/25/29	850	958,015
Series K151, Class A3
3.511%	04/25/30	400	446,538
Series K152, Class A2
3.080%	01/25/31	140	152,986
Series K157, Class A2
3.990%(cc)	05/25/33	1,700	1,978,810
Series KC03, Class A2
3.499%	01/25/26	650	677,920
Series W5FX, Class AFX
3.214%(cc)	04/25/28	580	630,855

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $13,138,657)			13,915,195

CORPORATE BOND — 0.4%
Diversified Financial Services
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series PP
1.400%	07/15/28	885	863,259

(cost $882,965)

SEE NOTES TO FINANCIAL STATEMENTS.

A95

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Government National Mortgage Assoc.,
Series 2015-143, Class WA
4.000%	10/20/45	241	$258,272
Merrill Lynch Mortgage Investors Trust,
Series 2003-E,Class A1, 1 Month LIBOR +0.620% (Cap 11.750%, Floor 0.620%)
0.722%(c)	10/25/28	9	8,460
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
2.431%(cc)	02/25/34	34	34,654

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $295,211)			301,386

U.S. GOVERNMENT AGENCY OBLIGATIONS — 39.2%
Federal Home Loan Bank
3.250%	11/16/28	1,025	1,144,060
Federal Home Loan Mortgage Corp.
1.500%	11/01/50	464	448,281
2.000%	01/01/32	150	154,426
2.000%	12/01/50	1,965	1,961,180
2.000%	05/01/51	516	514,749
2.500%	03/01/30	274	284,955
2.500%	11/01/46	296	303,628
2.500%	04/01/51	2,958	3,022,017
3.000%	06/01/29	196	206,771
3.000%	01/01/37	336	353,155
3.000%	06/01/45	160	167,543
3.000%	01/01/48	261	271,793
3.000%	10/01/49	93	96,836
3.500%	12/01/32	309	326,503
3.500%	07/01/42	285	308,076
3.500%	10/01/42	493	530,916
3.500%	08/01/43	546	587,572
3.500%	09/01/45	192	205,456
3.500%	10/01/45	172	184,115
3.500%	02/01/47	207	221,257
3.500%	07/01/47	356	379,108
3.500%	03/01/48	453	479,092
4.000%	06/01/26	19	20,098
4.000%	09/01/26	77	80,834
4.000%	09/01/40	148	162,074
4.000%	12/01/40	165	180,456
4.000%	12/01/40	186	204,368
4.000%	11/01/43	347	381,345
4.000%	09/01/48	9	10,043
4.500%	09/01/39	625	691,873
4.500%	08/01/48	195	209,056
5.000%	06/01/33	161	180,346
5.000%	05/01/34	89	98,932
5.500%	05/01/37	29	33,596
5.500%	02/01/38	100	115,021
5.500%	05/01/38	43	48,969
6.000%	09/01/34	44	48,126
6.000%	01/01/37	52	59,996
6.000%	09/01/38	30	34,414
6.000%	08/01/39	37	42,459
6.250%	07/15/32	30	43,181

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	09/01/32	17	$19,054
Federal Home Loan Mortgage Corp., MTN
1.899%(s)	11/15/38	600	409,404
Federal National Mortgage Assoc.
0.875%	08/05/30	250	235,657
1.500%	11/01/50	1,430	1,382,381
1.500%	12/01/50	910	879,913
2.000%	08/01/31	153	157,552
2.000%	05/01/36	905	928,059
2.000%	06/01/40	373	378,873
2.000%	07/01/40	399	404,425
2.000%	02/01/41	1,776	1,804,665
2.000%	05/01/41	2,102	2,136,185
2.000%	09/01/50	1,525	1,521,251
2.000%	10/01/50	1,721	1,717,654
2.000%	12/01/50	437	436,188
2.000%	02/01/51	3,890	3,881,079
2.000%	05/01/51	507	505,843
2.500%	06/01/28	894	929,983
2.500%	05/01/41	1,999	2,064,218
2.500%	02/01/43	108	111,348
2.500%	12/01/46	372	381,800
2.500%	01/01/50	805	822,515
2.500%	03/01/50	240	245,560
2.500%	05/01/50	994	1,014,747
2.500%	08/01/50	2,389	2,439,910
2.500%	09/01/50	1,819	1,860,168
2.500%	10/01/50	2,727	2,784,956
2.500%	04/01/51	1,267	1,293,406
2.500%	04/01/51	1,799	1,837,569
3.000%	TBA	750	776,972
3.000%	TBA	1,000	1,034,440
3.000%	02/01/31	384	402,240
3.000%	11/01/36	270	281,875
3.000%	03/01/43	437	461,238
3.000%	07/01/43	519	548,259
3.000%	07/01/43	680	717,533
3.000%	09/01/46	374	392,211
3.000%	11/01/46	165	173,090
3.000%	11/01/46	221	230,399
3.000%	11/01/46	940	986,015
3.000%	12/01/47	504	531,176
3.000%	02/01/50	219	227,120
3.000%	06/01/50	377	392,556
3.500%	07/01/31	493	522,618
3.500%	02/01/33	78	82,772
3.500%	06/01/39	156	167,868
3.500%	04/01/42	249	268,695
3.500%	06/01/42	394	423,837
3.500%	07/01/42	205	221,816
3.500%	07/01/42	478	516,301
3.500%	06/01/45	647	691,977
3.500%	07/01/46	218	232,219
3.500%	12/01/46	190	202,902
3.500%	12/01/46	464	500,859
3.500%	11/01/48	360	381,359
4.000%	09/01/40	601	660,117
4.000%	06/01/42	383	418,987

SEE NOTES TO FINANCIAL STATEMENTS.

A96

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest	Maturity	Principal Amount
Rate	Date	(000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/44	230		$250,973
4.000%	09/01/44	430		471,384
4.000%	04/01/45	241		262,971
4.000%	07/01/45	187		203,367
4.000%	10/01/45	290		315,141
4.000%	10/01/46	89		95,773
4.000%	02/01/47	80		85,583
4.000%	06/01/47	140		149,689
4.000%	07/01/47	149		159,270
4.000%	10/01/47	476		509,272
4.000%	11/01/47	119		127,698
4.000%	11/01/47	173		185,748
4.500%	05/01/40	508		553,731
4.500%	04/01/42	344		380,447
5.000%	12/01/31	23		24,744
5.000%	03/01/34	187		210,096
5.000%	06/01/35	79		89,613
5.000%	07/01/35	38		43,023
5.000%	05/01/36	53		59,487
5.500%	02/01/34	117		131,926
5.500%	09/01/34	154		174,711
5.500%	02/01/35	149		166,960
5.500%	06/01/35	32		35,309
5.500%	06/01/35	69		75,408
5.500%	09/01/35	33		36,214
5.500%	09/01/35	90		99,507
5.500%	10/01/35	140		157,714
5.500%	11/01/35	43		46,952
5.500%	11/01/35	110		121,852
5.500%	11/01/35	272		310,322
6.000%	12/01/33	9		10,133
6.000%	02/01/34	67		75,195
6.000%	08/01/34	—(r	)	226
6.000%	11/01/34	—(r	)	318
6.000%	01/01/35	5		5,768
6.000%	01/01/36	55		60,609
6.000%	05/01/38	25		28,972
6.500%	07/01/32	120		136,486
6.500%	08/01/32	52		57,527
6.500%	10/01/32	146		168,039
6.500%	10/01/37	76		88,257
6.625%	11/15/30	435		613,749
7.000%	12/01/31	30		32,618
7.000%	01/01/36	13		14,946
8.000%	10/01/23	—(r	)	35
8.000%	09/01/24	1		536
8.000%	11/01/24	1		654
8.000%	01/01/26	—(r	)	49
9.000%	02/01/25	3		3,519
9.000%	04/01/25	1		1,540
Government National Mortgage Assoc.
2.500%	TBA	1,500		1,536,092
2.500%	12/20/46	112		115,400
2.500%	05/20/51	479		490,914
3.000%	TBA	2,000		2,069,305
3.000%	03/15/45	553		576,796
3.000%	07/20/46	464		484,045
3.000%	09/20/46	500		521,922

Interest	Maturity	Principal Amount
Rate	Date	(000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	10/20/46	125		$130,727
3.000%	04/20/47	577		601,855
3.000%	12/20/48	389		404,858
3.000%	04/20/49	359		372,622
3.000%	07/20/49	96		99,851
3.000%	12/20/49	403		417,335
3.500%	01/20/43	524		561,202
3.500%	04/20/43	247		264,267
3.500%	03/20/45	323		341,574
3.500%	04/20/45	262		276,773
3.500%	04/20/46	441		465,486
3.500%	07/20/46	649		683,070
3.500%	07/20/48	543		568,711
3.500%	11/20/48	142		148,190
3.500%	01/20/49	258		271,148
3.500%	05/20/49	487		508,099
4.000%	06/15/40	78		85,199
4.000%	08/20/46	269		286,485
4.000%	11/20/46	164		174,296
4.000%	09/20/47	227		241,572
4.000%	06/20/48	348		368,368
4.000%	02/20/49	323		341,229
4.500%	02/20/41	239		265,677
4.500%	03/20/41	202		222,898
4.500%	06/20/44	156		172,448
4.500%	09/20/46	182		201,007
4.500%	11/20/46	349		385,832
4.500%	01/20/47	43		46,453
5.000%	07/15/33	79		90,479
5.000%	09/15/33	150		172,959
5.000%	04/15/34	71		79,786
5.000%	10/20/48	71		75,656
5.500%	03/15/34	143		164,136
5.500%	03/15/36	38		43,544
6.500%	07/15/32	11		11,660
6.500%	08/15/32	1		1,595
6.500%	08/15/32	3		3,179
6.500%	08/15/32	10		11,200
6.500%	08/15/32	51		58,392
7.000%	05/15/23	1		511
7.000%	06/15/23	—(r	)	314
7.000%	06/15/23	1		1,335
7.000%	06/15/23	1		1,409
7.000%	07/15/23	—(r	)	106
7.000%	07/15/23	5		4,519
7.000%	08/15/23	—(r	)	459
7.000%	08/15/23	1		1,110
7.000%	09/15/23	1		515
7.000%	10/15/23	—(r	)	301
7.000%	10/15/23	1		1,037
7.000%	11/15/23	1		1,139
7.000%	11/15/23	3		2,827
7.000%	01/15/24	6		5,631
7.000%	05/15/24	8		8,494
7.000%	08/15/28	23		25,651
7.500%	12/15/25	1		1,288
7.500%	12/15/25	18		18,797
7.500%	02/15/26	4		3,523

SEE NOTES TO FINANCIAL STATEMENTS.

A97

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
8.500%	09/15/24		20	$20,786
8.500%	04/15/25		2	2,192
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes
5.500%	09/18/33		300	412,400
Resolution Funding Corp. Interest Strips, Bonds
2.197%(s)	01/15/30		140	121,223
3.624%(s)	04/15/30		500	429,828
Resolution Funding Corp. Principal Strips, Bonds
1.875%(s)	01/15/30		285	248,170
3.143%(s)	04/15/30		2,305	1,994,705
Tennessee Valley Authority, Sr. Unsec’d. Notes
0.750%	05/15/25		325	320,608
1.500%	09/15/31		50	48,960
2.875%	02/01/27		175	187,415
5.880%	04/01/36		230	336,071
6.750%	11/01/25		510	614,313
7.125%	05/01/30		530	753,415

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $85,980,398)				87,645,895

U.S. TREASURY OBLIGATIONS — 40.6%
U.S. Treasury Bonds
1.375%	11/15/40		6,870	6,255,994
2.000%	11/15/41		550	556,102
2.000%	08/15/51		440	449,212
2.250%	05/15/41		20,045	21,040,986
2.500%	02/15/46		1,415	1,564,017
2.500%	05/15/46		1,005	1,111,467
2.875%	05/15/43	(k)	1,515	1,761,187
3.625%	08/15/43		125	162,207
3.750%	11/15/43		3,645	4,822,791
U.S. Treasury Notes
0.125%	06/30/23		2,960	2,939,766
0.750%	05/31/26		2,125	2,082,168
0.875%	11/15/30		2,195	2,087,308
1.250%	04/30/28		7,905	7,835,831
1.250%	09/30/28		3,745	3,702,284
1.375%	11/15/31		530	523,375
1.500%	11/30/28		1,095	1,099,620
2.625%	02/15/29		2,380	2,573,375
3.125%	11/15/28		8,120	9,028,425
U.S. Treasury Strips Coupon
0.807%(s)	11/15/29		15	13,294
1.225%(s)	02/15/41		130	87,623
1.417%(s)	02/15/38		525	383,722
1.450%(s)	08/15/42		60	39,059
1.463%(s)	11/15/42		155	100,459
1.488%(s)	11/15/41		730	481,886
1.775%(s)	02/15/40		535	370,905
1.982%(s)	08/15/39		2,120	1,493,027
1.990%(s)	02/15/39		2,900	2,064,664
2.010%(s)	08/15/30		1,060	925,388
2.056%(s)	11/15/38		220	157,721
2.169%(s)	05/15/39		990	700,348
2.172%(s)	02/15/28	(k)	550	504,109
2.330%(s)	08/15/41		2,240	1,489,163
2.353%(s)	02/15/44		780	491,400

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.361%(s)	05/15/41		1,945	$1,302,466
2.365%(s)	05/15/44		2,790	1,752,687
2.370%(s)	05/15/29		510	456,271
2.415%(s)	11/15/40		525	356,672
2.416%(s)	05/15/42		80	52,356
2.434%(s)	11/15/45		345	209,897
2.436%(s)	02/15/46		390	236,300
2.443%(s)	08/15/44		210	131,094
2.452%(s)	08/15/43		1,145	729,982
2.486%(s)	02/15/45		200	123,320
2.506%(s)	11/15/43		4,315	2,734,463
2.857%(s)	05/15/31		500	429,492
3.176%(s)	08/15/40		800	546,062
3.979%(s)	02/15/42	(k)	3,945	2,590,139

TOTAL U.S. TREASURY OBLIGATIONS
(cost $88,291,885)				90,550,084

TOTAL LONG-TERM INVESTMENTS
(cost $213,919,913)				218,993,650

			Shares

SHORT-TERM INVESTMENT — 3.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $7,919,849)(wa)			7,919,849	7,919,849

TOTAL INVESTMENTS—101.6% (cost $221,839,762)				226,913,499
Liabilities in excess of other assets(z) — (1.6)%				(3,536,441)

NET ASSETS —100.0%				$223,377,058

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation)and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A98

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
127	2 Year U.S. Treasury Notes	Mar. 2022	$27,707,828	$(28,815)
312	5 Year U.S. Treasury Notes	Mar. 2022	37,744,687	114,812
429	10 Year U.S. Treasury Notes	Mar. 2022	55,971,094	347,517
38	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	7,490,750	79,197

				512,711

Short Positions:
238	10 Year U.S. Ultra Treasury Notes	Mar. 2022	34,852,125	(597,201)
370	20 Year U.S. Treasury Bonds	Mar. 2022	59,361,875	(256,627)

				(853,828)

				$(341,117)

Inflation swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
1,940	01/13/26	2.152%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(160,517)	$(160,517)
5,820	02/02/26	2.295%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(15,977)	(437,133)	(421,156)
2,910	02/18/26	2.370%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(204,622)	(204,622)

				$(15,977)	$(802,272)	$(786,295)

(1)	The Portfolio pays the fixed rate and receives the floating rate. (2) The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$1,826,894

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$25,717,831	$—
Commercial Mortgage-Backed Securities	—	13,915,195	—
Corporate Bond	—	863,259	—
Residential Mortgage-Backed Securities	—	301,386	—
U.S. Government Agency Obligations	—	87,645,895	—
U.S. Treasury Obligations	—	90,550,084	—

SEE NOTES TO FINANCIAL STATEMENTS.

A99

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$7,919,849	$—	$—

Total	$7,919,849	$218,993,650	$—

Other Financial Instruments*
Assets
Futures Contracts	$541,526	$—	$—

Liabilities
Futures Contracts	$(882,643)	$—	$—
Centrally Cleared Inflation Swap Agreements	—	(786,295)	—

Total	$(882,643)	$(786,295)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	40.6%
U.S. Government Agency Obligations	39.2
Collateralized Loan Obligations	11.5
Commercial Mortgage-Backed Securities	6.2
Affiliated Mutual Fund	3.6
Diversified Financial Services	0.4

Residential Mortgage-Backed Securities	0.1%

101.6
Liabilities in excess of other assets	(1.6)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$541,526	*	Due from/to broker-variation margin futures	$882,643	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	786,295	*

		$541,526			$1,668,938

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$110,866	$(48,216)	$697,800	$201,040

SEE NOTES TO FINANCIAL STATEMENTS.

A100

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(684,347)	$(837,686)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$8,427	$9,000	$101,029,276	$76,958,188

Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$9,118,000	$2,474,000

(1)	Cost.
(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $213,919,913)	$218,993,650
Affiliated investments (cost $7,919,849)	7,919,849
Receivable for investments sold	5,226,992
Interest receivable	566,209
Receivable for Portfolio shares sold	36,025
Due from broker-variation margin swaps	9,182
Prepaid expenses	2,049

Total Assets	232,753,956

LIABILITIES
Payable for investments purchased	9,045,212
Due to broker-variation margin futures	159,447
Accrued expenses and other liabilities	90,534
Management fee payable	76,365
Payable for Portfolio shares purchased	3,898
Affiliated transfer agent fee payable	980
Trustees’ fees payable	400
Distribution fee payable	62

Total Liabilities	9,376,898

NET ASSETS	$223,377,058

Net assets were comprised of:
Partners’ Equity	$223,377,058

Class I:
Net asset value and redemption price per share, $223,050,897 / 15,876,046 outstanding shares of beneficial interest	$14.05

Class III:
Net asset value and redemption price per share, $326,161 / 23,249 outstanding shares of beneficial interest	$14.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$4,214,925
Affiliated dividend income	15,877
Income from securities lending, net (including affiliated income of $3,172)	3,902

Total income	4,234,704

EXPENSES
Management fee	926,396
Distribution fee—Class III	261
Custodian and accounting fees	52,783
Audit fee	37,000
Shareholders’ reports	25,433
Legal fees and expenses	20,574
Trustees’ fees	12,429
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	21,160

Total expenses	1,106,718

NET INVESTMENT INCOME (LOSS)	3,127,986

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,349))	336,526
Futures transactions	697,800
Options written transactions	(48,216)
Swap agreements transactions	201,040

1,187,150

Net change in unrealized appreciation (depreciation) on:
Investments	(10,379,487)
Futures	(684,347)
Swap agreements	(837,686)

(11,901,520)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(10,714,370)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,586,384)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,127,986	$3,887,409
Net realized gain (loss) on investment transactions	1,187,150	(1,986,929)
Net change in unrealized appreciation (depreciation) on investments	(11,901,520)	14,795,126

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,586,384)	16,695,606

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	3,780,217	15,481,186
Portfolio shares purchased	(19,045,491)	(24,541,321)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(15,265,274)	(9,060,135)

TOTAL INCREASE (DECREASE)	(22,851,658)	7,635,471
NET ASSETS:
Beginning of year	246,228,716	238,593,245

End of year	$223,377,058	$246,228,716

SEE NOTES TO FINANCIAL STATEMENTS.

A102

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS — 40.0%
Bank of America Securities, Inc., 0.050%, dated 12/31/21, due 01/03/22 in the amount of $63,569,265 collateralized by FHLMC (coupon rate 2.220%, maturity date 07/13/40) and FNMA (coupon rate 0.000%, maturity date 03/17/31), with the aggregate value, including accrued interest, of $64,840,906		63,569	$63,569,000
Canadian Imperial Bank of Commerce 0.055%, dated 07/28/21, due 01/28/22 in the amount of $10,002,811 collateralized by FHLMC (coupon rate 3.000%, maturity dates 02/01/40-03/01/43), FNMA (coupon rates 2.000%-4.000%, maturity dates 01/01/35-10/01/51) and GNMA (coupon rates 3.000%-3.500%, maturity dates 07/20/47-12/20/51), with the aggregate value, including accrued interest, of $10,202,478		10,000	10,000,000
Canadian Imperial Bank of Commerce, 0.055%, dated 12/23/21, due 02/23/22 in the amount of $25,002,368 collateralized by FHLMC (coupon rate 3.000%, maturity date 02/01/40), FNMA (coupon rates 2.000%-4.000%, maturity dates 05/01/47-05/01/51) and GNMA (coupon rate 3.000%, maturity date 04/20/51), with the aggregate value, including accrued interest, of $25,500,429		25,000	25,000,000
Goldman Sachs &Co., 0.055%, dated 12/28/21, due 01/04/22 in the amount of $40,000,428 collateralized by FHLMC (coupon rates 2.000%-3.500%, maturity dates 02/01/36-10/01/51), FNMA (coupon rates 3.000%-5.500%, maturity dates 11/01/25-10/01/41) and GNMA (coupon rates 3.000%-5.500%, maturity dates 07/15/23-12/20/51), with the aggregate value, including accrued interest, of $40,800,000		40,000	40,000,000
ING Financial Markets LLC 0.065%, dated 11/24/21, due 02/17/22 in the amount of $20,003,069 collateralized by FHLMC (coupon rates 1.500%-4.500%, maturity dates 11/01/29-10/01/51) and FNMA (coupon rates 1.500%-5.000%, maturity dates 08/01/34-01/01/57), with the aggregate value, including accrued interest, of $20,400,000		20,000	20,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., 0.055%, dated 12/06/21, due 01/05/22 in the amount of $5,000,229 collateralized by FHLMC (coupon rate 2.500%, maturity date 12/01/51), FNMA (coupon rate 4.500%, maturity date 07/01/48), GNMA (coupon rates 2.000%-4.000%, maturity dates 11/20/43-10/20/51) and U.S. Treasury Securities (coupon rates 0.125%-3.375%, maturity dates 05/31/22-02/15/50), with the aggregate value, including accrued interest, of $5,100,018		5,000	$5,000,000
RBC Dominion Securities, Inc., 0.055%, dated 12/07/21, due 01/10/22 in the amount of $10,000,519 collateralized by FHLMC (coupon rate 2.500%, maturity date 12/01/51), FNMA (coupon rates 3.000%-5.000%, maturity dates 04/01/38-01/01/50), GNMA (coupon rates 2.000%-4.500%, maturity dates 08/15/39-06/20/51) and U.S. Treasury Securities (coupon rates 0.000%-6.500%, maturity dates 03/31/22-02/15/50), with the aggregate value, including accrued interest, of $10,200,023		10,000	10,000,000
RBC Dominion Securities, Inc., 0.050%, dated 12/31/21, due 01/03/22 in the amount of $66,000,275 collateralized by FHLMC (coupon rate 3.000%, maturity date 10/01/49), FNMA (coupon rates 3.500%-5.000%, maturity dates 10/01/40-06/01/49), GNMA (coupon rates 3.000%-4.500%, maturity dates 09/15/40-06/20/51) and U.S. Treasury Securities (coupon rates 0.000%-6.250%, maturity dates 02/28/22-02/15/50), with the aggregate value, including accrued interest, of $67,320,000		66,000	66,000,000
Standard Chartered Bank, 0.050%, dated 12/31/21, due 01/03/22 in the amount of $75,000,313 collateralized by FHLMC (coupon rate 2.000%, maturity date 07/01/51), FNMA (coupon rate 2.000%, maturity date 07/01/51) and U.S. Treasury Securities (coupon rate 2.250%, maturity date 02/15/27), with the aggregate value, including accrued interest, of $76,500,418		75,000	75,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A103

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS (continued)
TD Securities LLC, 0.050%, dated 12/31/21, due 01/03/22 in the amount of $33,000,138 collateralized by U.S. Treasury Securities (coupon rates 2.000%-2.250%, maturity dates 04/15/22-11/15/26), with the aggregate value, including accrued interest, of $33,660,078		33,000	$33,000,000

TOTAL REPURCHASE AGREEMENTS
(amortized cost $347,569,000)			347,569,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.0%
Federal Farm Credit Bank
0.140%	04/08/22	2,385	2,385,000
0.375%	04/08/22	375	375,249
Federal Farm Credit Bank, 1 Month LIBOR +0.240% (Cap N/A, Floor 0.000%)
0.344%(c)	01/18/22	8,000	8,001,052
Federal Farm Credit Bank, SOFR + 0.030% (Cap N/A, Floor 0.000%)
0.080%(c)	05/13/22	20,000	19,999,632
Federal Farm Credit Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
0.090%(c)	07/08/22	6,000	5,999,843
Federal Farm Credit Bank, SOFR + 0.070% (Cap N/A, Floor 0.000%)
0.120%(c)	02/17/22	7,000	7,000,000
Federal Home Loan Bank
0.035%	02/01/22	9,000	8,999,877
0.050%	01/25/22	13,000	12,999,978
0.050%	01/28/22	9,000	9,000,000
0.050%	02/18/22	17,500	17,499,954
0.050%	02/23/22	14,000	13,999,877
0.060%	03/29/22	12,500	12,499,618
0.060%(n)	04/22/22	9,000	8,998,335
0.065%(n)	03/25/22	18,000	17,997,302
Federal Home Loan Bank, SOFR + 0.060% (Cap N/A, Floor 0.000%)
0.110%(c)	02/11/22	6,000	6,000,000
Federal Home Loan Mortgage Corp.
2.375%	01/13/22	450	450,339
Federal National Mortgage Assoc.
1.375%	09/06/22	965	973,398
Federal National Mortgage Assoc., SOFR +0.220% (Cap N/A, Floor 0.000%)
0.270%(c)	05/09/22	3,000	3,002,241

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(amortized cost $156,181,695)			156,181,695

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) — 46.2%
U.S. Cash Management Bills
0.051%	03/22/22	18,000	$17,997,980
0.090%	04/19/22	12,000	11,996,760
0.097%	04/26/22	34,000	33,989,474
U.S. Treasury Bills
0.047%	02/22/22	22,000	21,998,496
0.048%	01/20/22	12,000	11,999,696
0.050%	02/08/22	12,000	11,999,367
0.051%	01/27/22	15,000	14,999,453
0.052%	02/01/22	17,000	16,999,313
0.053%	01/18/22	9,000	8,999,777
0.053%	02/03/22	9,000	8,999,567
0.053%	02/10/22	11,000	10,999,358
0.055%	03/17/22	25,000	24,997,123
0.056%	01/06/22	22,000	21,999,829
0.056%	03/01/22	17,000	16,998,532
0.058%	01/11/22	22,000	21,999,645
0.061%	03/10/22	51,500	51,494,093
0.066%	01/04/22	13,000	12,999,928
0.067%	03/24/22	59,000	58,991,057
0.083%	03/31/22	15,000	14,996,941
0.084%	05/26/22	6,000	5,997,964

TOTAL U.S. TREASURY OBLIGATIONS
(amortized cost $(401,454,353)			401,454,353

TOTAL INVESTMENTS—104.2%
(amortized cost $905,205,048)			905,205,048
Liabilities in excess of other assets — (4.2)%			(36,367,394)

NET ASSETS — 100.0%			$868,837,654

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(n)	Rate shown reflects yield to maturity at purchased date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Repurchase Agreements	$—	$347,569,000	$—
U.S. Government Agency Obligations	—	156,181,695	—
U.S. Treasury Obligations	—	401,454,353	—

Total	$—	$905,205,048	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	46.2%
Repurchase Agreements	40.0
U.S. Government Agency Obligations	18.0

104.2
Liabilities in excess of other assets	(4.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements	Bank of America Securities, Inc.	$63,569,000	$(63,569,000)	$—
Repurchase Agreements	Canadian Imperial Bank of Commerce	35,000,000	(35,000,000)	—
Repurchase Agreements	Goldman Sachs & Co.	40,000,000	(40,000,000)	—
Repurchase Agreements	ING Financial Markets LLC	20,000,000	(20,000,000)	—
Repurchase Agreements	RBC Dominion Securities, Inc.	81,000,000	(81,000,000)	—
Repurchase Agreements	Standard Chartered Bank	75,000,000	(75,000,000)	—
Repurchase Agreements	TD Securities LLC	33,000,000	(33,000,000)	—

		$347,569,000

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments, at amortized cost which approximates fair value:	$557,636,048
Repurchase Agreements (amortized cost $347,569,000)	347,569,000
Cash	125
Receivable for Portfolio shares sold	2,244,862
Interest receivable	36,940
Prepaid expenses	6,379

Total Assets	907,493,354

LIABILITIES
Payable for investments purchased	33,997,845
Payable for Portfolio shares purchased	4,540,828
Accrued expenses and other liabilities	69,264
Management fee payable	46,094
Affiliated transfer agent fee payable	980
Trustees’ fees payable	689

Total Liabilities	38,655,700

NET ASSETS	$868,837,654

Net assets were comprised of: Partners’ Equity	$868,837,654

Class I:
Net asset value and redemption price per share, $724,844,177 / 72,481,499 outstanding shares of beneficial interest	$10.00

Class III:
Net asset value and redemption price per share, $143,993,477 / 14,399,507 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
Interest income	$523,069

EXPENSES
Management fee	2,598,650
Distribution fee—Class III	295,205
Custodian and accounting fees	81,876
Shareholders’ reports	29,824
Audit fee	26,800
Legal fees and expenses	23,765
Trustees’ fees	20,599
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	20,213

Total expenses	3,107,614
Less: Fee waivers and/or expense reimbursement	(2,289,340)
Less: Distribution fee waiver—Class III	(295,205)

Net expenses	523,069

NET INVESTMENT INCOME (LOSS)	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	381,775

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$381,775

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$—	$1,764,735
Net realized gain (loss) on investment transactions	381,775	27,206

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	381,775	1,791,941

DISTRIBUTIONS
Class I	(331,630)	(1,791,854)
Class III	(50,145)	(87)

	(381,775)	(1,791,941)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	1,118,916,318	850,786,598
Portfolio shares issued in reinvestment of distributions	381,775	1,791,941
Portfolio shares purchased	(1,108,241,533)	(594,349,211)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	11,056,560	258,229,328

TOTAL INCREASE (DECREASE)	11,056,560	258,229,328
NET ASSETS:
Beginning of year	857,781,094	599,551,766

End of year	$868,837,654	$857,781,094

SEE NOTES TO FINANCIAL STATEMENTS.

A106

PSF PGIM HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

LONG-TERM INVESTMENTS — 93.1%
BANK LOANS — 3.7%
Airlines — 0.5%
American Airlines, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%
5.500%(c)	04/20/28	1,078	$1,116,000
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	04/21/28	1,762	1,763,412

			2,879,412

Computers — 0.6%
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.852%(c)	09/30/24	1,643	1,643,370
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
4.500%(c)	02/01/28	1,911	1,911,309

			3,554,679

Electric — 0.3%
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%
7.000%(c)	07/30/26	1,933	1,546,461

Engineering & Construction — 0.0%
Landry’s Finance Acquisition Co.,
2020 Initial Term Loan, 1 Month LIBOR + 12.000%
13.000%(c)	10/04/23^	59	62,316

Entertainment — 0.1%
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
2.854%(c)	08/14/24	412	410,292

Housewares — 0.1%
Sunset Debt Merger Sub, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	10/06/28	790	781,442

Insurance — 0.3%
Asurion LLC,
New B-4 Term Loan, 1 Month LIBOR + 5.250% (original cost $1,519,650; purchased 07/15/21)(f)
5.354%(c)	01/20/29	1,535	1,527,965

Media — 0.0%
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%
3.340%(c)	08/24/26	239	109,925

Oil & Gas — 0.4%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25	1,385	1,494,069
Citgo Petroleum Corp.,
2019 Incremental Term B Loan, 3 Month LIBOR + 6.250%
7.250%(c)	03/28/24	754	751,809

			2,245,878

Pharmaceuticals — 0.0%
Gainwell Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
4.750%(c)	10/01/27	296	296,314

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

BANK LOANS (continued)
Retail — 0.2%
EG America LLC (United Kingdom),
Project Becker Additional Facility, 3 Month LIBOR + 4.250%
4.750%(c)	03/31/26		319	$319,738
Great Outdoors Group LLC,
Term B-2 Loan, 3 Month LIBOR + 3.750%
4.500%(c)	03/06/28		569	569,439

				889,177

Software — 0.7%
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 3 Month LIBOR + 3.750%
3.974%(c)	10/02/25		712	708,802
Second Lien Incremental Term Loan, 3 Month LIBOR + 5.500%
6.000%(c)	02/27/26		250	251,500
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250% (original cost $1,061,188; purchased 04/28/17 - 03/08/19)(f)
8.250%(c)	06/13/25		1,075	1,072,163
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%
4.750%(c)	12/01/27		471	472,813
Rackspace Technology Global, Inc.,
2021 Term B Loan, 3 Month LIBOR + 2.750%
3.500%(c)	02/15/28		373	370,047
Skillsoft Finance II, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%
5.500%(c)	07/14/28		800	800,000
TIBCO Software, Inc.,
Term Loan B-3, 1 Month LIBOR + 3.750%
3.860%(c)	06/30/26		441	437,505

				4,112,830

Telecommunications — 0.5%
Intelsat Jackson Holdings SA (Luxembourg),
DIP Term Loan, 3 Month LIBOR + 4.750%
5.750%(c)	07/13/22		533	532,502
West Corp.,
Incremental B-1 Term Loan, 3 Month LIBOR + 3.500%
4.500%(c)	10/10/24		497	466,894
Initial Term B Loan, 3 Month LIBOR + 4.000%
5.000%(c)	10/10/24		132	124,677
Xplornet Communications, Inc. (Canada),
Refinancing Term Loan, 1 Month LIBOR + 4.000%
4.500%(c)	10/02/28		1,446	1,444,567
Second Lien Initial Term Loan, 3 Month LIBOR + 7.000%
7.500%(c)	10/01/29	^	265	262,350

				2,830,990

TOTAL BANK LOANS (cost $21,509,151)				21,247,681

CONVERTIBLE BOND — 0.1%
Telecommunications
Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A
7.000%	01/18/22	(oo)	454	393,580

(cost $46,396)

SEE NOTES TO FINANCIAL STATEMENTS.

A107

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS — 85.2%
Advertising — 0.5%
National CineMedia LLC,
Sr. Unsec’d. Notes
5.750%	08/15/26	(a)	775	$600,646
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A
8.875%	12/15/27	(a)	2,200	2,378,635

				2,979,281

Aerospace & Defense — 3.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
5.805%	05/01/50		2,725	3,688,875
5.930%	05/01/60		725	1,005,160
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	02/15/28	(a)	1,025	1,027,572
7.125%	06/15/26		700	726,885
7.500%	12/01/24		2,600	2,701,359
7.500%	03/15/25		950	967,311
7.875%	04/15/27	(a)	3,625	3,759,091
Maxar Space Robotics LLC,
Sr. Sec’d. Notes, 144A
9.750%	12/31/23	(a)	761	819,807
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A
7.500%	04/15/25		800	841,727
TransDigm UK Holdings PLC,
Gtd. Notes
6.875%	05/15/26		600	627,935
TransDigm, Inc.,
Gtd. Notes
4.625%	01/15/29	(a)	550	548,335
5.500%	11/15/27		775	798,716
7.500%	03/15/27		150	156,924
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	(a)	600	623,480

				18,293,177

Agriculture — 0.2%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		1,425	1,386,193

Airlines — 0.8%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
11.750%	07/15/25		800	994,605
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		125	130,089
5.750%	04/20/29		1,200	1,283,298
Hawaiian Brand Intellectual Property Ltd./
HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	01/20/26	(a)	425	445,723
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		990	1,032,964

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
4.625%	04/15/29		440	$456,350

				4,343,029

Apparel — 0.3%
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29		125	125,122
William Carter Co. (The),
Gtd. Notes, 144A
5.500%	05/15/25		625	651,741
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29		700	677,467

				1,454,330

Auto Manufacturers — 2.0%
Allison Transmission, Inc.,
Gtd. Notes, 144A
3.750%	01/30/31		275	267,571
Sr. Unsec’d. Notes, 144A
4.750%	10/01/27		175	181,915
5.875%	06/01/29		225	245,406
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32	(a)	575	588,658
4.750%	01/15/43		2,150	2,376,165
5.291%	12/08/46	(a)	3,600	4,223,540
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.000%	11/13/30	(a)	375	403,262
5.584%	03/18/24	(a)	625	673,452
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes,144A
7.750%	10/15/25	(a)	750	809,167
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/01/28		1,150	1,164,964
Wabash National Corp.,
Gtd. Notes, 144A
4.500%	10/15/28		350	353,071

				11,287,171

Auto Parts & Equipment — 1.8%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26		2,175	2,226,811
American Axle & Manufacturing, Inc.,
Gtd. Notes
5.000%	10/01/29	(a)	1,025	1,006,080
6.250%	03/15/26	(a)	2,373	2,425,493
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26	(a)	875	721,330
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	(a)	475	487,465

SEE NOTES TO FINANCIAL STATEMENTS.

A108

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (cont’d.)
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30	(a)	475	$483,845
4.500%	02/15/32		475	477,911
5.375%	11/15/27		175	183,747
5.625%	06/15/28		50	53,124
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	04/15/29	(a)	1,150	1,133,543
7.875%	01/15/29		175	189,836
Titan International, Inc.,
Sr. Sec’d. Notes
7.000%	04/30/28	(a)	575	611,498

				10,000,683

Banks — 0.2%
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26	(oo)	600	600,567
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	05/01/26		550	561,678

				1,162,245

Building Materials — 1.8%
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A
6.125%	01/15/29	(a)	750	800,087
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	(a)	1,325	1,378,199
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25	(a)	350	353,740
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		300	297,518
5.375%	02/01/28		375	394,013
Patrick Industries, Inc.,
Gtd. Notes, 144A
4.750%	05/01/29		375	375,167
7.500%	10/15/27		575	615,732
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28	(a)	1,500	1,601,092
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31		600	578,552
4.375%	07/15/30	(a)	850	868,121
4.750%	01/15/28	(a)	825	853,428
5.000%	02/15/27		790	813,162
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29	(a)	720	753,863
6.500%	03/15/27		300	311,798

				9,994,472

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Chemicals — 3.2%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43		1,705	$2,191,765
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27	(a)	670	720,253
Gtd. Notes, 144A
4.625%	11/15/29	(a)	425	421,486
5.750%	11/15/28	(a)	925	967,524
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
6.750%	08/15/24	(a)	1,110	987,491
Diamond BC BV,
Gtd. Notes, 144A
4.625%	10/01/29		175	173,575
EverArc Escrow Sarl,
Sr. Sec’d. Notes, 144A
5.000%	10/30/29		375	375,326
Hexion, Inc.,
Gtd. Notes, 144A
7.875%	07/15/27		1,000	1,058,173
Ingevity Corp.,
Gtd. Notes, 144A
3.875%	11/01/28		200	195,025
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.250%	06/01/27	(a)	506	539,650
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A
4.250%	10/01/28		500	492,953
Sr. Unsec’d. Notes, 144A
6.250%	10/01/29		275	269,833
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25		1,180	1,205,731
SCIH Salt Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	05/01/29	(a)	200	188,132
SPCM SA (France),
Sr. Unsec’d. Notes, 144A
3.375%	03/15/30		425	410,219
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A (original cost $1,419,738; purchased 07/19/19 - 08/21/20)(f)
10.500%	08/01/24	(a)	1,510	1,093,495
Sr. Sec’d. Notes, 144A (original cost $364,802; purchased 02/01/21)(f)
10.875%	08/01/24		372	395,060
Tronox, Inc.,
Gtd. Notes, 144A
4.625%	03/15/29		1,685	1,680,793
Sr. Sec’d. Notes, 144A
6.500%	05/01/25	(a)	550	581,637
Unifrax Escrow Issuer Corp.,
Sr. Sec’d. Notes, 144A
5.250%	09/30/28		275	278,421
Sr. Unsec’d. Notes, 144A
7.500%	09/30/29		175	177,652

SEE NOTES TO FINANCIAL STATEMENTS.

A109

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		450	$459,178
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		325	316,618
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25	(a)	1,480	1,415,907
Sr. Sec’d. Notes, 144A
9.500%	07/01/25		500	545,745
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A
4.875%	06/15/27		500	513,572
5.625%	10/01/24		100	105,260
Sr. Unsec’d. Notes, 144A
5.625%	08/15/29	(a)	475	487,971

				18,248,445

Coal — 0.1%
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
10.750%	05/15/26		363	390,569

Commercial Services — 4.2%
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/28		700	683,128
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		985	1,033,161
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29	(a)	1,425	1,385,634
9.750%	07/15/27	(a)	1,425	1,523,269
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,060	1,059,148
4.625%	06/01/28		415	407,395
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A
5.625%	04/15/26		375	383,970
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29		225	227,700
4.625%	10/01/27		250	259,195
APi Escrow Corp.,
Gtd. Notes, 144A
4.750%	10/15/29		325	330,228
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
4.750%	04/01/28	(a)	550	563,113
5.750%	07/15/27	(a)	575	598,580
Brink’s Co. (The),
Gtd. Notes, 144A
5.500%	07/15/25		305	318,672
Carriage Services, Inc.,
Gtd. Notes, 144A
4.250%	05/15/29		275	275,262

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Gartner, Inc.,
Gtd. Notes, 144A
3.625%	06/15/29		325	$328,634
3.750%	10/01/30		225	228,723
Hertz Corp. (The),
Gtd. Notes, 144A
4.625%	12/01/26		225	226,907
5.000%	12/01/29		425	426,115
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/29	(a)	1,375	1,347,312
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A
5.500%	09/01/28	(a)	1,250	1,266,635
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A
5.500%	04/15/29		650	672,166
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A
5.000%	02/01/25		395	401,146
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.625%	10/01/28		465	480,111
5.875%	10/01/30		35	36,954
Service Corp. International,
Sr. Unsec’d. Notes
4.000%	05/15/31		950	969,398
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		450	453,561
3.875%	02/15/31		325	330,050
4.000%	07/15/30		275	283,928
4.875%	01/15/28		3,575	3,756,481
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26	(a)	3,250	3,434,267

				23,690,843

Computers — 0.4%
CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A
5.375%	10/31/26		200	206,670
NCR Corp.,
Gtd. Notes, 144A
5.000%	10/01/28	(a)	325	334,901
5.125%	04/15/29	(a)	650	672,118
5.250%	10/01/30	(a)	835	859,380
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A
5.750%	06/01/25		300	311,121

				2,384,190

Distribution/Wholesale — 0.3%
H&E Equipment Services,Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	(a)	1,650	1,641,095

SEE NOTES TO FINANCIAL STATEMENTS.

A110

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services — 2.9%
Alliance Data Systems Corp.,
Gtd. Notes, 144A
4.750%	12/15/24		800	$814,880
goeasy Ltd. (Canada),
Gtd. Notes, 144A
4.375%	05/01/26		400	408,622
5.375%	12/01/24		100	102,783
Home Point Capital, Inc.,
Gtd. Notes, 144A
5.000%	02/01/26	(a)	600	555,954
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	08/15/28		1,050	1,076,989
LD Holdings Group LLC,
Gtd. Notes, 144A
6.125%	04/01/28	(a)	925	873,227
LFS Topco LLC,
Gtd. Notes, 144A
5.875%	10/15/26		225	233,322
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/15/29	(a)	1,050	1,077,221
4.375%	05/15/31		500	511,568
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30	(a)	1,650	1,642,795
5.500%	08/15/28		475	488,566
6.000%	01/15/27		435	452,776
Navient Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/29		700	700,526
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28		325	319,132
4.000%	09/15/30	(a)	375	368,700
6.625%	01/15/28	(a)	1,125	1,267,105
6.875%	03/15/25		1,275	1,420,426
7.125%	03/15/26		2,550	2,916,889
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		425	408,127
5.375%	10/15/25		575	590,196

				16,229,804

Electric — 4.2%
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	(a)	1,632	1,617,959
5.000%	02/01/31	(a)	1,925	1,943,697
5.125%	03/15/28		4,900	4,978,968
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A (original cost $690,294; purchased 01/17/19 - 12/01/21)(f)
13.000%	06/01/24		690	484,985

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Mirant Corp.,
Sr. Unsec’d. Notes, 144A (original cost $1; purchased 01/02/02)(f)
0.000%(cc)	07/15/49^		250	$250
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		525	554,392
6.625%	01/15/27		442	459,859
Gtd. Notes, 144A
3.375%	02/15/29		275	269,178
3.625%	02/15/31	(a)	675	661,199
3.875%	02/15/32		950	934,453
5.250%	06/15/29	(a)	775	829,732
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28	(a)	935	982,999
5.250%	07/01/30	(a)	2,705	2,835,970
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26	(oo)	800	811,669
8.000%(ff)	10/15/26	(oo)	1,150	1,216,497
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	(a)	1,515	1,572,708
5.500%	09/01/26	(a)	1,350	1,389,063
5.625%	02/15/27		1,458	1,507,546
Sr. Unsec’d. Notes, 144A
4.375%	05/01/29		925	928,494

				23,979,618

Electrical Components & Equipment — 0.3%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
4.375%	03/31/29		200	195,340
4.750%	06/15/28		225	229,523
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25	(a)	500	529,548
7.250%	06/15/28	(a)	835	918,100

				1,872,511

Electronics — 0.3%
Brightstar Escrow Corp.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/25		945	1,014,577
II-VI, Inc.,
Gtd. Notes, 144A
5.000%	12/15/29		250	255,567
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		250	249,468

				1,519,612

Engineering & Construction — 0.4%
AECOM,
Gtd. Notes
5.125%	03/15/27		575	625,906

SEE NOTES TO FINANCIAL STATEMENTS.

A111

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction (cont’d.)
Artera Services LLC,
Sr. Sec’d. Notes, 144A
9.033%	12/04/25	(a)	550	$579,582
TopBuild Corp.,
Gtd. Notes, 144A
3.625%	03/15/29		500	503,812
4.125%	02/15/32	(a)	325	333,387

				2,042,687

Entertainment — 3.5%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
10.000%	06/15/26		492	486,789
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		405	425,398
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29	(a)	500	502,840
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26		450	472,503
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
Gtd. Notes
6.500%	10/01/28		125	133,380
Churchill Downs, Inc.,
Gtd. Notes, 144A
5.500%	04/01/27		325	337,600
Everi Holdings, Inc.,
Gtd. Notes, 144A
5.000%	07/15/29		125	126,821
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26	(a)	2,025	2,120,192
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
5.250%	01/15/29	(a)	700	742,587
6.250%	01/15/27		450	504,465
6.500%	02/15/25	(a)	975	1,067,038
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A
7.875%	02/01/24	(a)	1,325	1,353,284
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
4.875%	05/01/29		850	862,609
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A
6.625%	11/15/27	(a)	1,300	1,313,516
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	11/15/27		1,100	1,193,520
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	07/01/29		250	243,360
5.625%	01/15/27	(a)	1,650	1,697,648

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.625%	09/01/29		550	$546,369
5.875%	09/01/31		825	828,617
Scientific Games International, Inc.,
Gtd. Notes, 144A
8.250%	03/15/26		2,847	3,001,339
8.625%	07/01/25		725	776,013
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29	(a)	770	783,182
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25	(a)	225	236,250

				19,755,320

Environmental Control — 0.1%
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A
4.000%	08/01/28		200	196,274
4.375%	08/15/29	(a)	450	445,970
Madison IAQ LLC,
Sr. Unsec’d. Notes, 144A
5.875%	06/30/29		125	125,013

				767,257

Foods — 3.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29	(a)	125	125,095
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27	(a)	1,460	1,510,308
C&S Group Enterprises LLC,
Gtd. Notes, 144A
5.000%	12/15/28	(a)	625	590,005
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25		225	231,899
Sr. Sec’d. Notes, 144A
4.625%	11/15/28		450	462,481
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.750%	02/15/28		450	485,919
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		688	757,788
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		950	1,033,343
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		1,675	1,965,770
4.875%	10/01/49		750	944,625
5.000%	07/15/35		163	199,510
5.000%	06/04/42		300	373,462
5.200%	07/15/45		250	318,686
5.500%	06/01/50	(a)	750	1,016,753

SEE NOTES TO FINANCIAL STATEMENTS.

A112

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30(a)	575	$590,681
4.375%	01/31/32(a)	575	593,221
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
3.500%	03/01/32	300	304,209
4.250%	04/15/31(a)	475	499,188
5.875%	09/30/27(a)	2,150	2,270,012
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30(a)	1,160	1,177,300
5.500%	12/15/29	475	499,311
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31(a)	1,250	1,240,609
U.S. Foods, Inc.,
Gtd. Notes, 144A
4.750%	02/15/29(a)	325	330,518

			17,520,693

Gas — 0.8%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25(a)	1,475	1,580,779
5.750%	05/20/27	1,475	1,636,162
5.875%	08/20/26(a)	975	1,090,575

			4,307,516

Healthcare-Products — 0.4%
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29(a)	1,375	1,370,216
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)	1,025	1,040,959

			2,411,175

Healthcare-Services — 4.2%
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
3.125%	02/15/29	250	246,643
3.500%	04/01/30(a)	450	449,135
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31(a)	1,825	1,780,068
4.625%	06/01/30(a)	1,900	1,950,433
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30	250	264,041
7.050%	12/01/27	1,750	2,158,701
7.500%	11/06/33	750	1,079,901
Gtd. Notes, MTN
7.750%	07/15/36	400	550,346
LifePoint Health, Inc.,
Gtd. Notes, 144A
5.375%	01/15/29	1,025	1,018,033

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
MEDNAX, Inc.,
Gtd. Notes, 144A
6.250%	01/15/27(a)	1,275	$1,337,379
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25	1,175	1,246,713
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26	2,175	2,294,796
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)	1,325	1,400,012
Sec’d. Notes, 144A
6.250%	02/01/27(a)	1,325	1,371,108
Sr. Sec’d. Notes, 144A
4.250%	06/01/29(a)	1,850	1,883,146
4.375%	01/15/30	850	861,637
4.875%	01/01/26	275	282,519
Sr. Unsec’d. Notes
6.750%	06/15/23(a)	450	481,474
6.875%	11/15/31(a)	2,550	2,914,948

			23,571,033

Home Builders — 4.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29	725	724,354
4.625%	04/01/30	200	198,513
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27(a)	1,225	1,282,113
6.750%	03/15/25(a)	850	872,067
7.250%	10/15/29(a)	1,625	1,812,053
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30(a)	1,175	1,201,856
6.250%	09/15/27(a)	625	654,940
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	625	638,742
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27	325	342,272
Gtd. Notes, 144A
3.875%	08/15/29(a)	625	630,364
Forestar Group, Inc.,
Gtd. Notes, 144A
3.850%	05/15/26	350	351,191
5.000%	03/01/28(a)	500	514,005
KB Home,
Gtd. Notes
4.000%	06/15/31(a)	625	649,031
4.800%	11/15/29	450	490,861
6.875%	06/15/27(a)	1,050	1,240,455
M/I Homes, Inc.,
Gtd. Notes
4.950%	02/01/28	625	650,733

SEE NOTES TO FINANCIAL STATEMENTS.

A113

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30		1,150	$1,171,579
5.250%	12/15/27		650	683,439
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27		525	579,390
6.000%	06/01/25		1,125	1,257,936
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	02/15/28	(a)	550	562,893
4.750%	04/01/29		700	716,398
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/26		700	740,847
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		625	701,057
6.625%	07/15/27		1,875	1,974,866
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	(a)	1,242	1,373,653
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.875%	04/15/23	(a)	1,150	1,201,836
Tri Pointe Homes, Inc.,
Gtd. Notes
5.700%	06/15/28	(a)	690	759,741

				23,977,185

Home Furnishings — 0.1%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29		550	560,784

Household Products/Wares — 0.5%
ACCO Brands Corp.,
Gtd. Notes, 144A
4.250%	03/15/29	(a)	1,075	1,067,700
Central Garden & Pet Co.,
Gtd. Notes, 144A
4.125%	04/30/31		175	176,051
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A
7.000%	12/31/27	(a)	825	784,050
Sr. Sec’d. Notes, 144A
5.000%	12/31/26		150	148,075
Spectrum Brands, Inc.,
Gtd. Notes, 144A
5.000%	10/01/29		800	841,054

				3,016,930

Housewares — 0.4%
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.500%	10/15/29		150	156,168
Gtd. Notes, 144A
4.000%	04/01/31	(a)	975	961,679
4.375%	02/01/32		275	274,252

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Housewares (cont’d.)
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29		1,200	$1,152,594

				2,544,693

Insurance — 0.3%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	08/01/29	(a)	750	740,434
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A
4.875%	06/30/29		300	303,567
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	04/15/29		675	662,580

				1,706,581

Internet — 0.4%
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A
3.875%	09/15/27		275	266,875
Sr. Unsec’d. Notes, 144A
5.625%	09/15/28		600	592,022
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
3.500%	03/01/29	(a)	400	397,102
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25		875	882,574

				2,138,573

Iron/Steel — 0.4%
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29		863	935,555
TMS International Corp.,
Sr. Unsec’d. Notes, 144A
6.250%	04/15/29		125	124,523
United States Steel Corp.,
Sr. Unsec’d. Notes
6.875%	03/01/29	(a)	950	1,021,669

				2,081,747

Leisure Time — 0.3%
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A
10.250%	02/01/26	(a)	651	756,904
12.250%	05/15/24		81	95,915
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27		250	237,851
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A
5.625%	02/15/29		150	147,466

SEE NOTES TO FINANCIAL STATEMENTS.

A114

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Vista Outdoor, Inc.,
Gtd. Notes, 144A
4.500%	03/15/29		525	$531,699

				1,769,835

Lodging — 1.7%
Boyd Gaming Corp.,
Gtd. Notes
4.750%	12/01/27	(a)	550	565,316
Gtd. Notes, 144A
4.750%	06/15/31		275	281,881
8.625%	06/01/25		111	118,852
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32	(a)	925	920,986
3.750%	05/01/29	(a)	375	377,891
4.000%	05/01/31	(a)	725	742,550
5.375%	05/01/25		150	155,958
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26		250	260,969
4.750%	10/15/28		2,000	2,069,014
5.500%	04/15/27	(a)	625	670,013
6.750%	05/01/25	(a)	1,250	1,311,301
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
5.875%	05/15/25		325	324,835
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29	(a)	675	601,156
5.625%	08/26/28	(a)	1,350	1,242,512

				9,643,234

Machinery-Construction & Mining — 0.1%
Terex Corp.,
Gtd. Notes, 144A
5.000%	05/15/29	(a)	550	565,786

Machinery-Diversified — 0.5%
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28	(a)	625	635,067
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
10.125%	08/01/24		1,504	1,543,070
TK Elevator Holdco GmbH (Germany),
Gtd. Notes, 144A
7.625%	07/15/28		200	214,091
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27	(a)	424	445,344

				2,837,572

Media — 6.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	(a)	3,040	3,133,802

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31	(a)	4,175	$4,219,497
4.500%	06/01/33	(a)	800	816,541
4.750%	03/01/30	(a)	2,375	2,475,880
5.000%	02/01/28	(a)	930	964,250
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	(a)	1,190	1,114,122
4.125%	12/01/30	(a)	575	561,894
5.375%	02/01/28	(a)	575	594,402
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	(a)	3,275	3,098,748
5.000%	11/15/31		310	299,284
5.750%	01/15/30		1,350	1,349,814
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27	(a)	6,370	1,781,161
Sr. Sec’d. Notes, 144A
5.375%	08/15/26	(a)	2,085	1,039,637
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		285	291,978
5.125%	06/01/29	(a)	1,025	932,628
7.375%	07/01/28	(a)	475	482,241
7.750%	07/01/26	(a)	3,925	4,145,987
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26		1,335	1,380,861
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27		190	200,506
Sr. Sec’d. Notes
6.375%	05/01/26	(a)	325	338,876
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27		300	309,512
News Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	05/15/29	(a)	425	429,805
Nexstar Media, Inc.,
Gtd. Notes, 144A
4.750%	11/01/28	(a)	400	409,128
5.625%	07/15/27		340	358,346
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/26	(a)	505	511,804
Sr. Unsec’d. Notes, 144A
6.500%	09/15/28		1,175	1,180,660
Scripps Escrow II, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	01/15/29		250	251,288
Sr. Unsec’d. Notes, 144A
5.375%	01/15/31		500	509,473
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27	(a)	425	446,574

SEE NOTES TO FINANCIAL STATEMENTS.

A115

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.125%	02/15/27		285	$277,391
5.875%	03/15/26	(a)	625	634,592
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	05/01/29	(a)	520	526,578
5.125%	02/15/25	(a)	1,760	1,777,578
6.625%	06/01/27		1,275	1,372,563

				38,217,401

Metal Fabricate/Hardware — 0.1%
Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	10/15/29	(a)	475	485,251

Mining — 2.3%
Constellium SE,
Gtd. Notes, 144A
5.875%	02/15/26		1,175	1,190,637
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A
6.250%	09/01/29		1,200	1,218,101
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.500%	03/01/24		710	719,145
6.875%	10/15/27		890	959,013
7.250%	04/01/23	(a)	935	945,170
7.500%	04/01/25		1,775	1,825,642
Freeport-McMoRan, Inc.,
Gtd. Notes
4.375%	08/01/28	(a)	825	865,603
4.625%	08/01/30	(a)	255	273,443
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28	(a)	575	616,801
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
4.500%	04/01/26		300	300,135
6.125%	04/01/29	(a)	995	1,055,203
IAMGOLD Corp. (Burkina Faso),
Gtd. Notes, 144A
5.750%	10/15/28	(a)	480	473,142
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.375%	05/15/25		421	431,938
7.500%	07/15/27	(a)	1,350	1,434,004
Novelis Corp.,
Gtd. Notes, 144A
3.875%	08/15/31	(a)	650	646,832
4.750%	01/30/30		50	52,687

				13,007,496

Miscellaneous Manufacturing — 0.2%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		425	442,177

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (cont’d.)
Sr. Unsec’d. Notes, 144A
4.625%	05/15/30		570	$584,802

				1,026,979

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
3.250%	02/15/29		230	231,754

Oil & Gas — 6.9%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26	(a)	725	778,207
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Sr. Unsec’d. Notes
7.875%	12/15/24^	(d)	5,200	35,360
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25		1,845	1,874,011
Gtd. Notes, 144A
5.375%	03/01/30	(a)	625	668,297
7.625%	02/01/29		778	866,603
8.375%	07/15/26		32	36,429
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40	(a)	450	508,572
5.250%	02/01/42		50	57,803
5.350%	07/01/49		75	85,956
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	(a)	850	863,510
9.000%	11/01/27		726	971,995
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A
9.750%	11/01/26		1,894	1,874,784
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.500%	02/01/26		300	316,067
5.875%	02/01/29		300	321,152
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24	(a)	875	879,050
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		1,525	1,564,921
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27		1,375	1,458,033
Comstock Resources, Inc.,
Gtd. Notes, 144A
5.875%	01/15/30	(a)	450	461,188
6.750%	03/01/29	(a)	825	894,550
Continental Resources, Inc.,
Gtd. Notes
4.900%06/01/44			100	111,407
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%05/01/29			200	207,639

SEE NOTES TO FINANCIAL STATEMENTS.

A116

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
5.625%	10/15/25		350	$359,357
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	(a)	1,500	1,600,001
6.625%	07/15/25		230	243,300
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27	(a)	1,375	1,477,019
5.000%	01/15/29		225	250,448
7.500%	02/01/30	(a)	650	834,476
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		275	283,302
6.000%	02/01/31		200	207,206
6.250%	11/01/28		900	958,176
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29	(a)	450	471,974
7.125%	02/01/27	(a)	1,427	1,519,723
Nabors Industries Ltd.,
Gtd. Notes, 144A
7.250%	01/15/26		900	831,748
7.500%	01/15/28	(a)	1,250	1,120,235
Nabors Industries, Inc.,
Gtd. Notes
5.750%	02/01/25	(a)	1,300	1,204,415
Gtd. Notes, 144A
7.375%	05/15/27		50	51,710
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.500%	12/01/25		200	221,792
5.550%	03/15/26		50	55,656
5.875%	09/01/25	(a)	325	357,873
6.125%	01/01/31	(a)	875	1,062,091
6.625%	09/01/30	(a)	525	649,882
7.150%	05/15/28		275	327,768
7.875%	09/15/31		100	133,907
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		175	225,005
6.500%	02/01/38		225	290,512
Parkland Corp. ( Canada),
Gtd. Notes, 144A
4.500%	10/01/29	(a)	500	500,824
4.625%	05/01/30	(a)	500	498,483
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A
6.875%	01/15/29		200	203,655
7.125%	01/15/26	(a)	1,225	1,253,272
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		1,075	1,112,487
9.250%	02/01/26		300	323,623
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32		500	527,052
5.375%	02/01/29		125	132,415

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
5.375%	03/15/30		1,525	$1,636,366
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.500%	05/15/29	(a)	450	457,407
5.875%	03/15/28		100	105,750
Gtd. Notes, 144A
4.500%	04/30/30	(a)	675	692,175
Transocean, Inc.,
Gtd. Notes, 144A
7.250%	11/01/25		325	249,737
7.500%	01/15/26	(a)	875	652,108
8.000%	02/01/27	(a)	500	367,565
Vine Energy Holdings LLC,
Gtd. Notes, 144A
6.750%	04/15/29		675	732,481

				39,018,510

Packaging & Containers — 1.4%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27		1,375	1,415,622
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A
4.125%	08/15/26		375	383,374
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27	(a)	825	833,101
Graham Packaging Co., Inc.,
Gtd. Notes, 144A
7.125%	08/15/28		820	848,099
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%
9.000%	01/15/26		425	445,078
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A
6.000%	09/15/28		460	474,096
LABL, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	11/01/28		325	334,893
Sr. Unsec’d. Notes, 144A
8.250%	11/01/29	(a)	950	953,111
OI European Group BV,
Gtd. Notes, 144A
4.750%	02/15/30	(a)	325	329,398
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
6.375%	08/15/25		200	216,368
6.625%	05/13/27	(a)	725	764,523
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28	(a)	500	496,239
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC/Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27		50	48,668

SEE NOTES TO FINANCIAL STATEMENTS.

A117

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
TriMas Corp.,
Gtd. Notes, 144A
4.125%	04/15/29		325	$326,708

				7,869,278

Pharmaceuticals — 2.8%
AdaptHealth LLC,
Gtd. Notes, 144A
4.625%	08/01/29	(a)	425	425,802
5.125%	03/01/30	(a)	350	357,964
6.125%	08/01/28	(a)	820	868,546
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	(a)	1,350	1,256,129
5.000%	02/15/29		600	532,500
5.250%	01/30/30	(a)	1,200	1,061,016
5.250%	02/15/31	(a)	1,250	1,102,884
6.125%	04/15/25		1,360	1,388,121
6.250%	02/15/29	(a)	4,810	4,576,822
7.000%	01/15/28	(a)	675	678,551
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	06/30/28		631	471,002
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	04/01/29		325	318,204
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29	(a)	775	802,245
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31	(a)	900	940,207
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	11/15/25		900	901,768
Prestige Brands, Inc.,
Gtd. Notes, 144A
3.750%	04/01/31	(a)	450	435,719

				16,117,480

Pipelines — 3.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	(a)	750	792,227
5.750%	01/15/28		1,825	1,914,577
7.875%	05/15/26		200	220,354
Cheniere Energy Partners LP,
Gtd. Notes
4.000%	03/01/31	(a)	900	945,575
Cheniere Energy, Inc.,
Sr. Sec’d. Notes
4.625%	10/15/28		2,450	2,604,418
CNX Midstream Partners LP,
Gtd. Notes, 144A
4.750%	04/15/30		150	149,620

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
DCP Midstream Operating LP,
Gtd. Notes
5.625%	07/15/27		395	$448,346
Gtd. Notes, 144A
6.450%	11/03/36		200	261,772
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30	(oo)	775	790,802
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23		110	114,300
5.500%	07/15/28		50	54,636
Sr. Unsec’d. Notes, 144A
6.000%	07/01/25		275	299,004
6.500%	07/01/27		810	908,703
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.875%	01/15/29		400	418,585
7.000%	08/01/27		260	270,128
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40		2,269	2,564,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28	(a)	1,275	1,274,975
6.000%	12/31/30		975	977,068
7.500%	10/01/25		175	189,622
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.875%	02/01/31		275	298,759
5.000%	01/15/28		300	316,433
5.375%	02/01/27		275	283,304
5.500%	03/01/30		655	716,491
5.875%	04/15/26	(a)	375	392,580
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		440	458,000
4.125%	08/15/31		240	256,082
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		300	314,268
4.350%(cc)	02/01/25		650	676,797
5.300%(cc)	02/01/30	(a)	1,075	1,180,452
5.450%	04/01/44		75	89,608
5.500%	08/15/48		300	358,634

				20,540,120

Real Estate — 1.2%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25		1,925	2,011,403
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25	(a)	1,825	1,856,822
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.125%	02/01/29	(a)	425	430,038

SEE NOTES TO FINANCIAL STATEMENTS.

A118

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
4.375%	02/01/31		500	$505,766
5.375%	08/01/28	(a)	720	767,653
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29		1,525	1,508,821

				7,080,503

Real Estate Investment Trusts (REITs) — 2.6%
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31	(a)	375	360,607
9.750%	06/15/25		1,775	1,920,153
Sr. Unsec’d. Notes
4.750%	02/15/28	(a)	2,350	2,315,933
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	01/15/28		1,175	1,272,419
Gtd. Notes, 144A
4.625%	06/15/25		185	197,474
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31	(a)	700	708,770
5.000%	10/15/27	(a)	825	863,792
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A
5.875%	10/01/28		525	549,743
7.500%	06/01/25	(a)	1,585	1,672,478
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A
4.500%	02/15/29		250	251,905
Sabra Health Care LP,
Gtd. Notes
5.125%	08/15/26		300	330,505
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
3.125%	02/01/29		330	317,579
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		1,850	1,929,758
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
4.750%	04/15/28	(a)	750	743,474
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.750%	02/15/27		75	77,494
4.625%	12/01/29		1,425	1,517,398

				15,029,482

Retail — 3.4%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30	(a)	2,200	2,173,287
Sr. Sec’d. Notes, 144A
3.500%	02/15/29		275	272,239
3.875%	01/15/28		550	556,870

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
At Home Group, Inc.,
Gtd. Notes, 144A
7.125%	07/15/29	(a)	1,000	$990,747
Sr. Sec’d. Notes, 144A
4.875%	07/15/28		100	98,563
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		425	453,547
Sr. Unsec’d. Notes
3.875%	05/15/23		250	256,412
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A
5.875%	07/01/29		750	674,072
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.500%	10/30/25		1,075	1,120,071
Foundation Building Materials, Inc.,
Gtd. Notes, 144A
6.000%	03/01/29		775	759,912
Gap, Inc.(The),
Gtd. Notes, 144A
3.625%	10/01/29	(a)	450	445,068
3.875%	10/01/31	(a)	650	642,326
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24	(a)	2,425	2,425,459
LBM Acquisition LLC,
Gtd. Notes, 144A
6.250%	01/15/29		625	622,561
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/29	(a)	500	512,861
Park River Holdings, Inc.,
Gtd. Notes, 144A
5.625%	02/01/29	(a)	1,370	1,311,069
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	2,600	2,656,050
SRS Distribution, Inc.,
Gtd.Notes, 144A
6.000%	12/01/29		525	528,139
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
5.875%	03/01/27	(a)	350	362,182
Sr. Unsec’d. Notes, 144A
5.000%	06/01/31	(a)	1,050	1,064,877
Superior Plus LP/Superior General Partner, Inc.(Canada),
Gtd.Notes, 144A
4.500%	03/15/29		450	461,527
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A
6.875%	10/15/28		625	654,260

				19,042,099

SEE NOTES TO FINANCIAL STATEMENTS.

A119

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 0.3%
Microchip Technology, Inc.,
Gtd. Notes
4.250%	09/01/25	(a)	1,470	$1,526,912

Software — 0.5%
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28	(a)	1,410	1,407,366
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A
5.000%	12/15/29		200	204,535
Sr. Sec’d. Notes, 144A
6.875%	08/15/26		1,019	1,060,543
Rackspace Technology Global, Inc.,
Sr. Sec’d. Notes, 144A
3.500%	02/15/28	(a)	450	429,506

				3,101,950

Telecommunications — 5.0%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
5.125%	07/15/29		375	365,822
8.125%	02/01/27		950	1,012,979
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25	(a)	1,896	1,898,074
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	03/01/26		425	440,320
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000%
10.000%	04/01/24		256	256,496
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000%
8.000%	04/01/25		662	614,651
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A
8.000%	12/31/26	(a)	618	601,720
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25	(a)	1,570	1,613,153
Sr. Sec’d. Notes, 144A
8.750%	05/25/24		1,050	1,080,411
8.750%	05/25/24		1,058	1,087,361
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23	(a)	5,310	5,134,633
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
6.500%	10/15/26	(a)	675	709,714
7.000%	10/15/28	(a)	700	736,596
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23	(d)	1,595	719,938
Gtd. Notes, 144A
8.500%	10/15/24	(d)	25	11,486
9.750%	07/15/25	(d)	3,955	1,817,332

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Intrado Corp.,
Gtd. Notes, 144A
8.500%	10/15/25	(a)	734	$730,804
Level 3 Financing, Inc.,
Gtd. Notes, 144A
3.750%	07/15/29		145	138,838
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	(a)	1,035	1,110,641
Sr. Unsec’d. Notes, Series U
7.650%	03/15/42		125	134,570
Northwestern Bell Telephone,
Sr. Unsec’d. Notes
7.750%	05/01/30		100	124,394
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		430	544,017
8.750%	03/15/32		731	1,096,621
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25	(a)	1,385	1,595,493
7.625%	03/01/26	(a)	500	599,548
7.875%	09/15/23	(a)	1,175	1,296,475
Switch Ltd.,
Gtd. Notes, 144A
4.125%	06/15/29		275	282,208
Viasat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27		75	77,267
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25		930	934,976
6.500%	07/15/28		430	430,891
Viavi Solutions, Inc.,
Gtd.Notes, 144A
3.750%	10/01/29		175	174,911
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	03/01/27		115	113,345
Sr. Unsec’d. Notes, 144A
6.125%	03/01/28	(a)	1,125	1,110,138

				28,595,823

Toys/Games/Hobbies — 0.0%
Mattel, Inc.,
Gtd.Notes, 144A
3.375%	04/01/26		125	128,217

Transportation — 0.0%
XPO Logistics, Inc.,
Gtd.Notes, 144A
6.250%	05/01/25		170	178,139

Trucking & Leasing — 0.1%
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/28	(a)	775	789,334

TOTAL CORPORATE BONDS
(cost $477,182,481)				484,062,597

SEE NOTES TO FINANCIAL STATEMENTS.

A120

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Adjustable Rate Mortgage Trust,
Series 2005-07, Class 1A1
3.044%(cc)	10/25/35	4		$3,269
Alternative Loan Trust,
Series 2005-43, Class 4A3
2.696%(cc)	10/25/35	2		1,704
Series 2006-HY13, Class 4A1
3.130%(cc)	02/25/37	2		1,937
Series 2006-OA09, Class 2A1A, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
0.314%(c)	07/20/46	3		2,136
American Home Mortgage Assets Trust,
Series 2006-04, Class 1A12, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
0.313%(c)	10/25/46	17		10,479
American Home Mortgage Investment Trust,
Series 2005-02, Class 4A1, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.746%(c)	09/25/45	—	(r)	153
Banc of America Funding Trust,
Series 2006-B, Class 2A1
2.981%(cc)	03/20/36	4		3,492
Citigroup Mortgage Loan Trust,
Series 2007-10, Class 22AA
3.153%(cc)	09/25/37	8		7,578
HarborView Mortgage Loan Trust,
Series 2006-05, Class 2A1A, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.464%(c)	07/19/46	5		2,811
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
0.292%(c)	09/25/46	4		3,336
JPMorgan Mortgage Trust,
Series 2007-S03, Class 1A96
6.000%	08/25/37	10		7,356
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA01, Class 1A1,1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
0.312%(c)	04/25/46	2		1,628
Residential Accredit Loans Trust,
Series 2006-QA02, Class 3A1
5.367%(cc)	02/25/36	10		8,310
Residential Asset Securitization Trust,
Series 2007-A05, Class 2A3
6.000%	05/25/37	3		2,083
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2007-HY01, Class 2A3
3.051%(cc)	02/25/37	2		1,854
Series 2007-HY01, Class 4A1
3.076%(cc)	02/25/37	3		2,607

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $58,096)				60,733

	Shares	Value

COMMON STOCKS — 3.5%
Chemicals — 0.1%
Hexion Holdings Corp. (Class B Stock)*	23,260	$673,493

Electric Utilities — 0.3%
GenOn Energy Holdings, Inc. (Class A Stock) (original cost $1,273,580; purchased 02/28/19)*^(f)	11,836	1,657,040
Keycon Power Holdings LLC*^	2,150	303,150

		1,960,190

Gas Utilities — 0.8%
Ferrellgas Partners LP (Class B Stock)	18,116	4,347,840

Independent Power & Renewable Electricity Producers — 0.2%
Vistra Corp.	44,042	1,002,837

Oil, Gas & Consumable Fuels — 2.1%
Chesapeake Energy Corp.(a)	162,802	10,503,985
Chesapeake Energy Corp. Backstop Commitment	1,220	78,715
Civitas Resources, Inc.(a)	26,388	1,292,220

		11,874,920

TOTAL COMMON STOCKS
(cost $7,940,385)		19,859,280

PREFERRED STOCKS — 0.6%
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series K, 6.375%(c), 3 Month LIBOR + 3.550%, Maturing 05/10/24(oo)	11,850	333,814

Construction Materials — 0.0%
New Millennium Homes LLC, Maturing 01/01/49^	409	2,863

Gas Utilities — 0.5%
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	3,150	3,150,000

Media — 0.0%
Adelphia Communications Corp.^	700	1

TOTAL PREFERRED STOCKS
(cost $3,352,417)		3,486,678

	Units

WARRANTS* — 0.0%
Chemicals
TPC Group, Inc., expiring 08/01/24 (original cost $0; purchased 02/02/21)^(f)	1,057,859	4,972

(cost $0)

TOTAL LONG-TERM INVESTMENTS
(cost $510,088,926)		529,115,521

SEE NOTES TO FINANCIAL STATEMENTS.

A121

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

SHORT-TERM INVESTMENTS — 35.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	30,025,859	$30,025,859
PGIM Institutional Money Market Fund (cost $172,962,847; includes $172,952,303 of cash collateral for securities on loan)(b)(wa)	173,100,145	172,978,975

TOTAL SHORT-TERM INVESTMENTS
(cost $202,988,706)		203,004,834

TOTAL INVESTMENTS—128.9%
(cost $713,077,632)		732,120,355
Liabilities in excess of other assets(z) — (28.9)%		(163,940,814)

NET ASSETS — 100.0%		$568,179,541

See the Glossary for a list of the abbreviation(s) used in the annual report

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,478,302 and 0.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $169,520,445; cash collateral of $172,952,303 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $6,329,253. The aggregate value of $6,235,930 is 1.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at December 31, 2021:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Intelsat Jackson Holdings SA, DIP Term Loan, 3 Month LIBOR +3.600%, 3.600%(c), Maturity Date 07/13/22 (cost $105,776)	107	$106,500	$724	$—

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
112	2 Year U.S. Treasury Notes	Mar. 2022	$24,435,250	$(21,718)
327	5 Year U.S. Treasury Notes	Mar. 2022	39,559,335	119,800
158	10 Year U.S. Treasury Notes	Mar. 2022	20,614,063	134,797
13	20 Year U.S. Treasury Bonds	Mar. 2022	2,085,688	22,331

				255,210

Short Position:
20	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	3,942,500	(55,460)

				$199,750

SEE NOTES TO FINANCIAL STATEMENTS.

A122

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
EQT Corp.	06/20/22	5.000%(Q)	450	1.369%	$8,465	$7,609	$856	Credit Suisse International

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.37.V1	12/20/26	5.000%(Q)	1,575	$(138,227)	$(147,577)	$(9,350)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$7,609	$—	$856	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$923,000	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A123

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Bank Loans	$—	$20,923,015	$324,666
Convertible Bond	—	393,580	—
Corporate Bonds	—	484,026,987	35,610
Residential Mortgage-Backed Securities	—	60,733	—
Common Stocks	12,799,042	5,100,048	1,960,190
Preferred Stocks	333,814	—	3,152,864
Warrants	—	—	4,972
Short-Term Investments
Affiliated Mutual Funds	203,004,834	—	—

Total	$216,137,690	$510,504,363	$5,478,302

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$724	$—
Futures Contracts	276,928	—	—
OTC Credit Default Swap Agreement	—	8,465	—

Total	$276,928	$9,189	$—

Liabilities
Futures Contracts	$(77,178)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(9,350)	—

Total	$(77,178)	$(9,350)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (30.4% represents investments purchased with collateral from securities on loan)	35.8%
Oil & Gas	7.3
Media	6.7
Telecommunications	5.6
Electric	4.5
Home Builders	4.2
Commercial Services	4.2
Healthcare-Services	4.2
Pipelines	3.6
Entertainment	3.6
Retail	3.6
Chemicals	3.3
Aerospace & Defense	3.2
Foods	3.1

Diversified Financial Services	2.9%
Pharmaceuticals	2.8
Real Estate Investment Trusts (REITs)	2.6
Mining	2.3
Oil, Gas & Consumable Fuels	2.1
Auto Manufacturers	2.0
Auto Parts & Equipment	1.8
Building Materials	1.8
Lodging	1.7
Packaging & Containers	1.4
Gas Utilities	1.3
Airlines	1.3
Software	1.2
Real Estate	1.2
Computers	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

A124

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Gas	0.8%
Insurance	0.6
Housewares	0.5
Household Products/Wares	0.5
Advertising	0.5
Machinery-Diversified	0.5
Healthcare-Products	0.4
Internet	0.4
Engineering & Construction	0.4
Iron/Steel	0.4
Electric Utilities	0.3
Electrical Components & Equipment	0.3
Leisure Time	0.3
Distribution/Wholesale	0.3
Semiconductors	0.3
Electronics	0.3
Apparel	0.3
Agriculture	0.2
Banks	0.2
Miscellaneous Manufacturing	0.2

Independent Power & Renewable Electricity Producers	0.2%
Trucking & Leasing	0.1
Environmental Control	0.1
Machinery-Construction & Mining	0.1
Home Furnishings	0.1
Metal Fabricate/Hardware	0.1
Coal	0.1
Capital Markets	0.1
Office/Business Equipment	0.0	*
Transportation	0.0	*
Toys/Games/Hobbies	0.0	*
Residential Mortgage-Backed Securities	0.0	*
Construction Materials	0.0	*

	128.9
Liabilities in excess of other assets	(28.9)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$9,350	*
Credit contracts	Premiums paid for OTC swap agreements	7,609		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	856		—	—
Interest rate contracts	Due from/to broker-variation margin futures	276,928	*	Due from/to broker-variation margin futures	77,178	*

		$285,393			$86,528

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(691,263)
Interest rate contracts	(1,338,820)	—

Total	$(1,338,820)	$(691,263)

SEE NOTES TO FINANCIAL STATEMENTS.

A125

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$401,213
Interest rate contracts	146,578	—

Total	$146,578	$401,213

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$71,872,627	$4,745,391

Credit Default Swap Agreements— Buy Protection(1)
$4,110,000

Credit Default Swap Agreements— Sell Protection(1)
$935,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$169,520,445	$(169,520,445)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Credit Suisse International	$8,465	$—	$8,465	$—	$8,465

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $169,520,445:
Unaffiliated investments (cost $510,088,926)	$529,115,521
Affiliated investments (cost $202,988,706)	203,004,834
Cash	71,350
Dividends and interest receivable	7,844,503
Receivable for investments sold	1,276,838
Deposit with broker for centrally cleared/exchange-traded derivatives	923,000
Receivable for Portfolio shares sold	140,573
Due from broker-variation margin futures	14,179
Premiums paid for OTC swap agreements	7,609
Tax reclaim receivable	2,064
Unrealized appreciation on OTC swap agreements	856
Unrealized appreciation on unfunded loan commitments	724
Prepaid expenses	4,330

Total Assets	742,406,381

LIABILITIES
Payable to broker for collateral for securities on loan	172,952,303
Payable for investments purchased	673,928
Management fee payable	277,104
Accrued expenses and other liabilities	256,138
Payable for Portfolio shares purchased	60,297
Due to broker-variation margin swaps	2,424
Payable to affiliate	2,064
Distribution fee payable	1,082
Affiliated transfer agent fee payable	980
Trustees’ fees payable	520

Total Liabilities	174,226,840

NET ASSETS	$568,179,541

Net assets were comprised of: Partners’ Equity	$568,179,541

Class I:
Net asset value and redemption price per share, $562,467,296 /84,276,487 outstanding shares of beneficial interest	$6.67

Class III:
Net asset value and redemption price per share, $5,712,245 / 857,173 outstanding shares of beneficial interest	$6.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $5,046 foreign withholding tax)	$30,866,219
Unaffiliated dividend income (net of $646 foreign withholding tax, of which $545 is reimbursable by an affiliate)	245,375
Income from securities lending, net (including affiliated income of $86,437)	162,020
Affiliated dividend income	28,155

Total income	31,301,769

EXPENSES
Management fee	3,032,473
Distribution fee—Class III	4,191
Custodian and accounting fees	80,146
Audit fee	48,500
Shareholders’ reports	25,244
Legal fees and expenses	22,609
Trustees’ fees	16,409
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	24,038

Total expenses	3,264,292
Less: Fee waivers and/or expense reimbursement	(117,574)

Net expenses	3,146,718

NET INVESTMENT INCOME (LOSS)	28,155,051

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(36,684))	8,055,088
Futures transactions	(1,338,820)
Swap agreements transactions	(691,263)

6,025,005

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,005))	7,182,420
Futures	146,578
Swap agreements	401,213
Unfunded loan commitments	724

7,730,935

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	13,755,940

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,910,991

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$28,155,051	$30,591,114
Net realized gain (loss) on investment transactions	6,025,005	2,720,001
Net change in unrealized appreciation( depreciation) on investments	7,730,935	1,317,496

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,910,991	34,628,611

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	34,073,944	17,957,341
Portfolio shares purchased	(37,040,105)	(45,352,928)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(2,966,161)	(27,395,587)

TOTAL INCREASE (DECREASE)	38,944,830	7,233,024
NET ASSETS:
Beginning of year	529,234,711	522,001,687

End of year	$568,179,541	$529,234,711

SEE NOTES TO FINANCIAL STATEMENTS.

A127

PSF PGIM JENNISON BLEND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 98.5%

COMMON STOCKS
Aerospace & Defense — 1.5%
Airbus SE (France)*	377,282	$48,325,778
Raytheon Technologies Corp.	555,791	47,831,374

		96,157,152

Air Freight & Logistics — 0.5%
FedEx Corp.	124,863	32,294,566

Airlines — 0.6%
Delta Air Lines, Inc.*	889,049	34,744,035

Automobiles — 5.4%
General Motors Co.*	1,090,124	63,913,970
Tesla, Inc.*	265,818	280,911,146

		344,825,116

Banks — 5.7%
Bank of America Corp.	1,916,922	85,283,860
Citigroup, Inc.	770,439	46,526,811
JPMorgan Chase & Co.	648,306	102,659,255
PNC Financial Services Group, Inc. (The)	327,348	65,639,821
Truist Financial Corp.	1,092,659	63,975,184

		364,084,931

Beverages — 0.7%
PepsiCo, Inc.	246,730	42,859,468

Biotechnology — 0.4%
BioNTech SE (Germany), ADR*(a)	105,488	27,194,806

Building Products — 1.4%
Johnson Controls International PLC	1,097,751	89,258,134

Capital Markets — 2.3%
Blackstone, Inc.	442,855	57,301,008
Goldman Sachs Group, Inc. (The)	239,754	91,717,893

		149,018,901

Chemicals — 1.5%
Linde PLC (United Kingdom)	279,016	96,659,513

Communications Equipment — 0.7%
Cisco Systems, Inc.	692,428	43,879,162

Consumer Finance — 1.4%
Capital One Financial Corp.	359,878	52,214,699
SLM Corp.(a)	1,809,677	35,596,347

		87,811,046

Containers & Packaging — 0.9%
Crown Holdings, Inc.	519,634	57,481,913

Entertainment — 3.4%
Netflix, Inc.*	172,414	103,869,090
ROBLOX Corp. (Class A Stock)*	168,626	17,395,458
Sea Ltd. (Taiwan), ADR*	97,020	21,704,344
Spotify Technology SA*	141,933	33,216,580
Walt Disney Co. (The)*	275,798	42,718,353

		218,903,825

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	84,208	47,804,882

	Shares	Value

COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
Walmart, Inc.	428,409	$61,986,498

		109,791,380

Food Products — 0.9%
Mondelez International, Inc. (Class A Stock)	824,252	54,656,150

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	592,655	83,410,265

Health Care Providers & Services — 1.4%
Cigna Corp.	145,822	33,485,106
Laboratory Corp. of America Holdings*	183,036	57,511,741

		90,996,847

Hotels, Restaurants & Leisure — 2.2%
Airbnb, Inc. (Class A Stock)*	268,428	44,690,578
Chipotle Mexican Grill, Inc.*	11,361	19,861,868
McDonald’s Corp.	152,795	40,959,756
Royal Caribbean Cruises Ltd.*(a)	460,855	35,439,749

		140,951,951

Household Durables — 0.6%
D.R. Horton, Inc.	356,928	38,708,842

Household Products — 0.6%
Procter & Gamble Co. (The)	239,033	39,101,018

Insurance — 2.6%
Chubb Ltd.	362,217	70,020,168
Marsh & McLennan Cos., Inc.	294,913	51,261,778
MetLife, Inc.	754,489	47,148,017

		168,429,963

Interactive Media & Services — 7.6%
Alphabet, Inc. (Class A Stock)*	72,779	210,843,674
Alphabet, Inc. (Class C Stock)*	36,305	105,051,785
Match Group, Inc.*	372,568	49,272,118
Meta Platforms, Inc. (Class A Stock)*	196,172	65,982,452
Snap, Inc. (Class A Stock)*	1,107,114	52,067,572

		483,217,601

Internet & Direct Marketing Retail — 4.5%
Amazon.com, Inc.*	64,540	215,198,304
MercadoLibre, Inc. (Argentina)*	52,723	71,091,693

		286,289,997

IT Services — 8.3%
Adyen NV (Netherlands), 144A*	33,648	88,473,409
Affirm Holdings, Inc.*	274,375	27,591,150
Block, Inc.*	265,228	42,836,974
Mastercard, Inc. (Class A Stock)	149,624	53,762,896
Okta, Inc.*	130,067	29,157,119
PayPal Holdings, Inc.*	202,411	38,170,666
Shopify, Inc. (Canada) (Class A Stock)*	103,819	142,999,253
Snowflake, Inc. (Class A Stock)*	123,517	41,841,384
Visa, Inc. (Class A Stock)(a)	303,687	65,812,010

		530,644,861

Life Sciences Tools & Services — 1.0%
Danaher Corp.	160,368	52,762,676

SEE NOTES TO FINANCIAL STATEMENTS.

A128

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
Sartorius Stedim Biotech (France)	19,998	$10,983,208

		63,745,884

Machinery — 1.3%
Fortive Corp.	478,194	36,481,420
Otis Worldwide Corp.	500,961	43,618,674

		80,100,094

Multi-Utilities — 1.5%
Dominion Energy, Inc.	1,242,346	97,598,702

Oil, Gas & Consumable Fuels — 3.0%
ConocoPhillips	2,686,941	193,943,401

Personal Products — 1.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	198,360	73,432,872

Pharmaceuticals — 4.0%
AstraZeneca PLC (United Kingdom), ADR	1,257,634	73,257,180
Bristol-Myers Squibb Co.	708,150	44,153,153
Eli Lilly & Co.	507,322	140,132,483

		257,542,816

Road & Rail — 1.7%
Uber Technologies, Inc.*	1,243,956	52,159,075
Union Pacific Corp.	234,271	59,019,893

		111,178,968

Semiconductors & Semiconductor Equipment — 7.0%
Broadcom, Inc.	125,299	83,375,208
Lam Research Corp.	77,295	55,586,699
NVIDIA Corp.	632,016	185,882,226
NXP Semiconductors NV (China)	232,467	52,951,333
QUALCOMM, Inc.	362,013	66,201,317

		443,996,783

Software — 9.3%
Adobe, Inc.*	173,626	98,456,360
Atlassian Corp. PLC (Class A Stock)*	155,792	59,401,932
Crowdstrike Holdings, Inc. (Class A Stock)*	209,890	42,974,978
Microsoft Corp.	772,910	259,945,091
salesforce.com, Inc.*	344,818	87,628,598
Trade Desk, Inc. (The) (Class A Stock)*	455,010	41,697,116

		590,104,075

Specialty Retail — 2.7%
Home Depot, Inc. (The)	100,952	41,896,089
Lowe’s Cos., Inc.	222,027	57,389,539
Ross Stores, Inc.	314,684	35,962,088
TJX Cos., Inc. (The)	472,360	35,861,571

		171,109,287

	Shares	Value

COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	1,626,673	$288,848,325

Textiles, Apparel & Luxury Goods — 2.7%
Lululemon Athletica, Inc.*	95,147	37,245,293
LVMH Moet Hennessy Louis Vuitton SE (France)	102,701	84,940,703
NIKE, Inc. (Class B Stock)	306,299	51,050,855

		173,236,851

Trading Companies & Distributors — 0.5%
United Rentals, Inc.*	86,509	28,746,076

TOTAL LONG-TERM INVESTMENTS (cost $3,165,816,532)		6,284,955,577

SHORT-TERM INVESTMENTS — 3.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	96,848,898	96,848,898
PGIM Institutional Money Market Fund (cost $123,999,170; includes $123,991,772 of cash collateral for securities on loan)(b)(wa)	124,304,592	124,217,579

TOTAL SHORT-TERM INVESTMENTS (cost $220,848,068)		221,066,477

TOTAL INVESTMENTS—101.9% (cost $3,386,664,600)		6,506,022,054

Liabilities in excess of other assets — (1.9)%		(123,818,292)

NET ASSETS — 100.0%		$6,382,203,762

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $120,973,545; cash collateral of $123,991,772 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$47,831,374	$48,325,778	$—
Air Freight & Logistics	32,294,566	—	—
Airlines	34,744,035	—	—
Automobiles	344,825,116	—	—
Banks	364,084,931	—	—
Beverages	42,859,468	—	—
Biotechnology	27,194,806	—	—
Building Products	89,258,134	—	—
Capital Markets	149,018,901	—	—
Chemicals	96,659,513	—	—
Communications Equipment	43,879,162	—	—
Consumer Finance	87,811,046	—	—
Containers & Packaging	57,481,913	—	—
Entertainment	218,903,825	—	—
Food & Staples Retailing	109,791,380	—	—
Food Products	54,656,150	—	—
Health Care Equipment & Supplies	83,410,265	—	—
Health Care Providers & Services	90,996,847	—	—
Hotels, Restaurants & Leisure	140,951,951	—	—
Household Durables	38,708,842	—	—
Household Products	39,101,018		—
Insurance	168,429,963	—	—
Interactive Media & Services	483,217,601	—	—
Internet & Direct Marketing Retail	286,289,997	—	—
IT Services	442,171,452	88,473,409	—
Life Sciences Tools & Services	52,762,676	10,983,208	—
Machinery	80,100,094	—	—
Multi-Utilities	97,598,702	—	—
Oil, Gas & Consumable Fuels	193,943,401	—	—
Personal Products	73,432,872	—	—
Pharmaceuticals	257,542,816	—	—
Road & Rail	111,178,968	—	—
Semiconductors & Semiconductor Equipment	443,996,783	—	—
Software	590,104,075	—	—
Specialty Retail	171,109,287	—	—
Technology Hardware, Storage & Peripherals	288,848,325	—	—
Textiles, Apparel & Luxury Goods	88,296,148	84,940,703	—
Trading Companies & Distributors	28,746,076	—	—
Short-Term Investments
Affiliated Mutual Funds	221,066,477	—	—

Total	$6,273,298,956	$232,723,098	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A130

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	9.3%
IT Services	8.3
Interactive Media & Services	7.6
Semiconductors & Semiconductor Equipment	7.0
Banks	5.7
Automobiles	5.4
Technology Hardware, Storage & Peripherals	4.5
Internet & Direct Marketing Retail	4.5
Pharmaceuticals	4.0
Affiliated Mutual Funds (1.9% represents investments purchased with collateral from securities on loan)	3.4
Entertainment	3.4
Oil, Gas & Consumable Fuels	3.0
Textiles, Apparel & Luxury Goods	2.7
Specialty Retail	2.7
Insurance	2.6
Capital Markets	2.6
Hotels, Restaurants & Leisure	2.2
Road & Rail	1.7
Food & Staples Retailing	1.7
Multi-Utilities	1.5
Chemicals	1.5
Aerospace & Defense	1.5

Health Care Providers & Services	1.4%
Building Products	1.4
Consumer Finance	1.4
Health Care Equipment & Supplies	1.3
Machinery	1.3
Personal Products	1.2
Life Sciences Tools & Services	1.0
Containers & Packaging	0.9
Food Products	0.9
Communications Equipment	0.7
Beverages	0.7
Household Products	0.6
Household Durables	0.6
Airlines	0.6
Air Freight & Logistics	0.5
Trading Companies & Distributors	0.5
Biotechnology	0.4

101.9
Liabilities in excess of other assets	(1.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$120,973,545	$(120,973,545)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $120,973,545:
Unaffiliated investments (cost $3,165,816,532)	$6,284,955,577
Affiliated investments (cost $220,848,068)	221,066,477
Cash	44
Dividends receivable	2,292,513
Tax reclaim receivable	1,142,783
Receivable for Portfolio shares sold	6,285
Prepaid expenses and other assets	434,036

Total Assets	6,509,897,715

LIABILITIES
Payable to broker for collateral for securities on loan	123,991,772
Management fee payable	2,410,583
Payable to affiliate	638,753
Payable for Portfolio shares purchased	495,812
Accrued expenses and other liabilities	152,160
Trustees’ fees payable	2,891
Affiliated transfer agent fee payable	980
Distribution fee payable	618
Administration fee payable	384

Total Liabilities	127,693,953

NET ASSETS	$6,382,203,762

Net assets were comprised of:
Partners’ Equity	$6,382,203,762

Class I:
Net asset value and redemption price per share, $6,379,233,235 / 65,033,111 outstanding shares of beneficial interest	$98.09

Class II:
Net asset value and redemption price per share, $2,330,700 / 24,370 outstanding shares of beneficial interest	$95.64

Class III:
Net asset value and redemption price per share, $639,827 / 6,534 outstanding shares of beneficial interest	$97.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $342,821 foreign withholding tax)	$54,841,672
Income from securities lending, net (including affiliated income of $162,842)	194,587
Affiliated dividend income	76,374

Total income	55,112,633

EXPENSES
Management fee	27,389,058
Distribution fee—Class II	5,469
Distribution fee—Class III	416
Administration fee—Class II	3,281
Custodian and accounting fees	318,672
Trustees’ fees	86,700
Legal fees and expenses	44,466
Shareholders’ reports	33,185
Audit fee	26,700
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	99,977

Total expenses	28,018,606

NET INVESTMENT INCOME (LOSS)	27,094,027

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $14,239)	458,065,389
Foreign currency transactions	15,172

458,080,561

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(59,699))	633,405,779
Foreign currencies	(11,397)

633,394,382

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,091,474,943

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,118,568,970

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$27,094,027	$38,294,761
Net realized gain (loss) on investment and foreign currency transactions	458,080,561	537,155,668
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	633,394,382	719,957,876

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,118,568,970	1,295,408,305

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	8,893,934	10,494,011
Portfolio shares purchased	(419,616,091)	(344,263,770)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(410,722,157)	(333,769,759)

TOTAL INCREASE (DECREASE)	707,846,813	961,638,546
NET ASSETS:
Beginning of year	5,674,356,949	4,712,718,403

End of year	$6,382,203,762	$5,674,356,949

SEE NOTES TO FINANCIAL STATEMENTS.

A132

PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.1%

COMMON STOCKS
Aerospace & Defense — 1.5%
Airbus SE (France)*	26,229	$3,359,654

Airlines — 0.8%
Delta Air Lines, Inc.*	48,184	1,883,031

Automobiles — 5.9%
General Motors Co.*	64,264	3,767,798
Tesla, Inc.*	9,228	9,751,966

		13,519,764

Banks — 7.3%
Bank of America Corp.	102,599	4,564,629
JPMorgan Chase & Co.	31,780	5,032,363
PNC Financial Services Group, Inc. (The)	18,282	3,665,907
Truist Financial Corp.	57,209	3,349,587

		16,612,486

Building Products — 1.8%
Johnson Controls International PLC	50,691	4,121,685

Capital Markets — 2.4%
Goldman Sachs Group, Inc. (The)	14,267	5,457,841

Chemicals — 2.1%
Linde PLC (United Kingdom)	13,676	4,737,777

Containers & Packaging — 1.2%
Crown Holdings, Inc.	25,518	2,822,801

Entertainment — 4.2%
Netflix, Inc.*	6,394	3,852,002
ROBLOX Corp. (Class A Stock)*(a)	17,808	1,837,074
Sea Ltd. (Taiwan), ADR*	10,406	2,327,926
Walt Disney Co. (The)*	10,016	1,551,378

		9,568,380

Food & Staples Retailing — 1.6%
Walmart, Inc.	25,550	3,696,829

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	21,080	2,966,799
Align Technology, Inc.*	4,953	3,255,013

		6,221,812

Health Care Providers & Services — 0.9%
Laboratory Corp. of America Holdings*	6,503	2,043,308

Hotels, Restaurants & Leisure — 2.4%
Airbnb, Inc. (Class A Stock)*	23,473	3,908,019
Royal Caribbean Cruises Ltd.*(a)	19,672	1,512,777

		5,420,796

Household Durables — 0.8%
D.R. Horton, Inc.	17,408	1,887,898

Insurance — 3.0%
Chubb Ltd.	19,113	3,694,734
MetLife, Inc.	50,509	3,156,307

		6,851,041

Interactive Media & Services — 8.8%
Alphabet, Inc. (Class A Stock)*	3,207	9,290,807

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Alphabet, Inc. (Class C Stock)*	1,337	$3,868,730
Match Group, Inc.*	18,893	2,498,599
Snap, Inc. (Class A Stock)*	47,259	2,222,591
ZoomInfo Technologies, Inc.*	34,417	2,209,571

		20,090,298

Internet & Direct Marketing Retail — 5.3%
Amazon.com, Inc.*	2,707	9,026,058
MercadoLibre, Inc. (Argentina)*	2,256	3,041,991

		12,068,049

IT Services — 6.8%
Adyen NV (Netherlands), 144A*	1,270	3,339,314
Block, Inc.*	13,016	2,102,214
Mastercard, Inc. (Class A Stock)	4,053	1,456,324
Shopify, Inc. (Canada) (Class A Stock)*	4,905	6,756,098
Snowflake, Inc. (Class A Stock)*	5,282	1,789,277

		15,443,227

Multi-Utilities — 1.6%
Dominion Energy, Inc.	45,134	3,545,727

Oil, Gas & Consumable Fuels — 3.1%
ConocoPhillips	99,410	7,175,414

Personal Products — 1.9%
Estee Lauder Cos., Inc. (The) (Class A Stock)	11,771	4,357,624

Pharmaceuticals — 5.3%
AstraZeneca PLC (United Kingdom), ADR	55,751	3,247,496
Eli Lilly & Co.	31,538	8,711,426

		11,958,922

Road & Rail — 2.5%
Uber Technologies, Inc.*	29,314	1,229,136
Union Pacific Corp.	17,854	4,497,958

		5,727,094

Semiconductors & Semiconductor Equipment — 7.5%
Broadcom, Inc.	4,300	2,861,263
Lam Research Corp.	3,378	2,429,289
NVIDIA Corp.	23,111	6,797,176
NXP Semiconductors NV (China)	9,743	2,219,261
QUALCOMM, Inc.	14,613	2,672,279

		16,979,268

Software — 10.6%
Adobe, Inc.*	5,122	2,904,481
Atlassian Corp. PLC (Class A Stock)*	6,122	2,334,257
HashiCorp, Inc. (Class A Stock)*(a)	8,283	754,084
HubSpot, Inc.*	3,016	1,987,997
Microsoft Corp.	39,490	13,281,277
salesforce.com, Inc.*	10,934	2,778,658

		24,040,754

Specialty Retail — 2.3%
Lowe’s Cos., Inc.	11,186	2,891,357

SEE NOTES TO FINANCIAL STATEMENTS.

A133

PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Ross Stores, Inc.	20,113	$2,298,514

		5,189,871

Textiles, Apparel & Luxury Goods — 4.8%
Lululemon Athletica, Inc.*	6,481	2,536,988
LVMH Moet Hennessy Louis Vuitton SE (France)	6,127	5,067,445
NIKE, Inc. (Class B Stock)	19,339	3,223,231

		10,827,664

TOTAL LONG-TERM INVESTMENTS (cost $148,895,326)		225,609,015

SHORT-TERM INVESTMENTS — 3.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	3,266,051	3,266,051
PGIM Institutional Money Market Fund (cost $3,667,837; includes $3,667,626 of cash collateral for securities on loan)(b)(wa)	3,670,415	3,667,845

TOTAL SHORT-TERM INVESTMENTS (cost $6,933,888)		6,933,896

TOTAL INVESTMENTS—102.1% (cost $155,829,214)		232,542,911

Liabilities in excess of other assets — (2.1)%		(4,838,593)

NET ASSETS — 100.0%		$227,704,318

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,625,956; cash collateral of $3,667,626 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$—	$3,359,654	$—
Airlines	1,883,031	—	—
Automobiles	13,519,764	—	—
Banks	16,612,486	—	—
Building Products	4,121,685	—	—
Capital Markets	5,457,841	—	—
Chemicals	4,737,777	—	—
Containers & Packaging	2,822,801	—	—
Entertainment	9,568,380	—	—
Food & Staples Retailing	3,696,829	—	—
Health Care Equipment & Supplies	6,221,812	—	—
Health Care Providers & Services	2,043,308	—	—
Hotels, Restaurants & Leisure	5,420,796	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A134

PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Household Durables	$1,887,898	$—	$—
Insurance	6,851,041	—	—
Interactive Media & Services	20,090,298	—	—
Internet & Direct Marketing Retail	12,068,049	—	—
IT Services	12,103,913	3,339,314	—
Multi-Utilities	3,545,727	—	—
Oil, Gas & Consumable Fuels	7,175,414	—	—
Personal Products	4,357,624	—	—
Pharmaceuticals	11,958,922	—	—
Road & Rail	5,727,094	—	—
Semiconductors & Semiconductor Equipment	16,979,268	—	—
Software	24,040,754	—	—
Specialty Retail	5,189,871	—	—
Textiles, Apparel & Luxury Goods	5,760,219	5,067,445	—
Short-Term Investments
Affiliated Mutual Funds	6,933,896	—	—

Total	$220,776,498	$11,766,413	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	10.6%
Interactive Media & Services	8.8
Semiconductors & Semiconductor Equipment	7.5
Banks	7.3
IT Services	6.8
Automobiles	5.9
Internet & Direct Marketing Retail	5.3
Pharmaceuticals	5.3
Textiles, Apparel & Luxury Goods	4.8
Entertainment	4.2
Oil, Gas & Consumable Fuels	3.1
Insurance	3.0
Affiliated Mutual Funds (1.6% represents investments purchased with collateral from securities on loan)	3.0
Health Care Equipment & Supplies	2.7
Road & Rail	2.5
Capital Markets	2.4

Hotels, Restaurants & Leisure	2.4%
Specialty Retail	2.3
Chemicals	2.1
Personal Products	1.9
Building Products	1.8
Food & Staples Retailing	1.6
Multi-Utilities	1.6
Aerospace & Defense	1.5
Containers & Packaging	1.2
Health Care Providers & Services	0.9
Household Durables	0.8
Airlines	0.8

102.1
Liabilities in excess of other assets	(2.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$3,625,956	$(3,625,956)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $3,625,956:
Unaffiliated investments (cost $148,895,326)	$225,609,015
Affiliated investments (cost $6,933,888)	6,933,896
Dividends receivable	77,042
Tax reclaim receivable	40,906
Receivable for Portfolio shares sold	31,614
Prepaid expenses	2,322

Total Assets	232,694,795

LIABILITIES
Payable to broker for collateral for securities on loan	3,667,626
Payable for investments purchased	882,507
Payable for Portfolio shares purchased	175,671
Management fee payable	143,785
Accrued expenses and other liabilities	64,365
Distribution fee payable	27,579
Administration fee payable	16,506
Payable to affiliate	11,058
Affiliated transfer agent fee payable	980
Trustees’ fees payable	400

Total Liabilities	4,990,477

NET ASSETS	$227,704,318

Net assets were comprised of:
Partners’ Equity	$227,704,318

Class I:
Net asset value and redemption price per share, $97,177,914 / 1,669,286 outstanding shares of beneficial interest	$58.22

Class II:
Net asset value and redemption price per share, $130,107,557 / 2,370,601 outstanding shares of beneficial interest	$54.88

Class III:
Net asset value and redemption price per share, $418,847 / 7,207 outstanding shares of beneficial interest	$58.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $33,972 foreign Withholding tax, of which $19,332 is reimbursable by an affiliate)	$1,961,597
Income from securities lending, net (including affiliated income of $5,869)	7,923
Affiliated dividend income	3,539

Total income	1,973,059

EXPENSES
Management fee	1,689,476
Distribution fee—Class II	329,645
Distribution fee—Class III	298
Administration fee—Class II	197,787
Custodian and accounting fees	75,219
Shareholders’ reports	30,033
Audit fee	26,300
Legal fees and expenses	24,348
Trustees’ fees	12,430
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	22,105

Total expenses	2,418,323

NET INVESTMENT INCOME (LOSS)	(445,264)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(813))	41,314,973
Foreign currency transactions	(2,763)

41,312,210

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1))	(6,561,007)
Foreign currencies	(829)

(6,561,836)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	34,750,374

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,305,110

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(445,264)	$281,437
Net realized gain (loss) on investment and foreign currency transactions	41,312,210	32,579,113
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(6,561,836)	20,083,474

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,305,110	52,944,024

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	11,647,926	10,553,886
Portfolio shares purchased	(35,699,218)	(39,093,305)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(24,051,292)	(28,539,419)

TOTAL INCREASE (DECREASE)	10,253,818	24,404,605
NET ASSETS:
Beginning of year	217,450,500	193,045,895

End of year	$227,704,318	$217,450,500

SEE NOTES TO FINANCIAL STATEMENTS.

A136

PSF PGIM JENNISON GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.6%

COMMON STOCKS
Automobiles — 7.3%
Tesla, Inc.*	252,114	$266,429,033

Biotechnology — 0.5%
BioNTech SE (Germany), ADR*(a)	72,658	18,731,232

Capital Markets — 2.3%
Goldman Sachs Group, Inc. (The)	91,985	35,188,862
KKR & Co., Inc.	243,405	18,133,672
S&P Global, Inc.	61,584	29,063,337

		82,385,871

Entertainment — 4.9%
Netflix, Inc.*	184,015	110,857,997
ROBLOX Corp. (Class A Stock)*(a)	304,606	31,423,155
Sea Ltd. (Taiwan), ADR*	116,930	26,158,410
Spotify Technology SA*	38,957	9,117,107

		177,556,669

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	92,691	52,620,681

Health Care Equipment & Supplies — 1.2%
Dexcom, Inc.*	48,276	25,921,798
Intuitive Surgical, Inc.*	54,708	19,656,585

		45,578,383

Health Care Providers & Services — 1.1%
UnitedHealth Group, Inc.	81,324	40,836,033

Hotels, Restaurants & Leisure — 3.1%
Airbnb, Inc. (Class A Stock)*	260,107	43,305,214
Chipotle Mexican Grill, Inc.*	24,227	42,354,853
Marriott International, Inc. (Class A Stock)*	172,713	28,539,096

		114,199,163

Interactive Media & Services — 10.9%
Alphabet, Inc. (Class A Stock)*	39,371	114,059,362
Alphabet, Inc. (Class C Stock)*	39,343	113,842,511
Match Group, Inc.*	280,932	37,153,257
Meta Platforms, Inc. (Class A Stock)*	220,010	74,000,364
Snap, Inc. (Class A Stock)*	939,665	44,192,445
ZoomInfo Technologies, Inc.*	237,197	15,228,047

		398,475,986

Internet & Direct Marketing Retail — 7.2%
Amazon.com, Inc.*	66,406	221,420,182
MercadoLibre, Inc. (Argentina)*	30,982	41,776,129

		263,196,311

IT Services — 13.9%
Adyen NV (Netherlands), 144A*	24,026	63,173,506
Block, Inc.*	286,588	46,286,828
Mastercard, Inc. (Class A Stock)	155,404	55,839,765
Okta, Inc.*	81,265	18,217,175
PayPal Holdings, Inc.*	197,992	37,337,331
Shopify, Inc. (Canada) (Class A Stock)* .	110,645	152,401,317
Snowflake, Inc. (Class A Stock)*	143,607	48,646,871
Twilio, Inc. (Class A Stock)*	99,325	26,156,246

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Visa, Inc. (Class A Stock)(a)	278,097	$60,266,401

		508,325,440

Life Sciences Tools & Services — 1.1%
Danaher Corp	127,792	42,044,846

Multiline Retail — 1.3%
Target Corp	198,725	45,992,914

Personal Products — 1.9%
Estee Lauder Cos., Inc. (The) (Class A Stock)	190,680	70,589,736

Pharmaceuticals — 1.9%
Eli Lilly & Co.	246,459	68,076,905

Road & Rail — 1.8%
Uber Technologies, Inc.*	1,571,669	65,900,081

Semiconductors & Semiconductor Equipment — 6.7%
NVIDIA Corp	693,792	204,051,165
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	349,156	42,006,958

		246,058,123

Software — 16.2%
Adobe, Inc.*	187,227	106,168,943
Atlassian Corp. PLC (Class A Stock)*	174,045	66,361,618
Crowdstrike Holdings, Inc. (Class A Stock)*	220,527	45,152,903
HubSpot, Inc.*	28,036	18,479,929
Microsoft Corp.	567,204	190,762,049
salesforce.com, Inc.*	405,851	103,138,915
Trade Desk, Inc. (The) (Class A Stock)*.	404,190	37,039,971
Workday, Inc. (Class A Stock)*	85,759	23,427,644

		590,531,972

Specialty Retail — 2.7%
Home Depot, Inc. (The)	125,023	51,885,795
TJX Cos., Inc. (The)	595,057	45,176,728

		97,062,523

Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc.	1,204,949	213,962,794

Textiles, Apparel & Luxury Goods — 6.3%
Kering SA (France)	55,243	44,452,563
Lululemon Athletica, Inc.*	101,679	39,802,245
LVMH Moet Hennessy Louis Vuitton SE (France)	90,959	75,229,272
NIKE, Inc. (Class B Stock)	421,760	70,294,739

		229,778,819

TOTAL LONG-TERM INVESTMENTS (cost $1,429,229,813)		3,638,333,515

SHORT-TERM INVESTMENTS — 2.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa) .	16,926,102	16,926,102

SEE NOTES TO FINANCIAL STATEMENTS.

A137

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $64,482,713; includes $64,478,356 of cash collateral for securities on loan)(b)(wa)	64,648,637	$64,603,383

TOTAL SHORT-TERM INVESTMENTS (cost $81,408,815)		81,529,485

TOTAL INVESTMENTS—101.8% (cost $1,510,638,628)		3,719,863,000

Liabilities in excess of other assets — (1.8)%		(67,075,684)

NET ASSETS — 100.0%		$3,652,787,316

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $63,112,563; cash collateral of $64,478,356 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobiles	$266,429,033	$—	$—
Biotechnology	18,731,232	—	—
Capital Markets	82,385,871	—	—
Entertainment	177,556,669	—	—
Food & Staples Retailing	52,620,681	—	—
Health Care Equipment & Supplies	45,578,383	—	—
Health Care Providers & Services	40,836,033	—	—
Hotels, Restaurants & Leisure	114,199,163	—	—
Interactive Media & Services	398,475,986	—	—
Internet & Direct Marketing Retail	263,196,311	—	—
IT Services	445,151,934	63,173,506	—
Life Sciences Tools & Services	42,044,846	—	—
Multiline Retail	45,992,914	—	—
Personal Products	70,589,736	—	—
Pharmaceuticals	68,076,905	—	—
Road & Rail	65,900,081	—	—
Semiconductors & Semiconductor Equipment	246,058,123	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A138

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Software	$590,531,972	$—	$—
Specialty Retail	97,062,523	—	—
Technology Hardware, Storage & Peripherals	213,962,794	—	—
Textiles, Apparel & Luxury Goods	110,096,984	119,681,835	—
Short-Term Investments
Affiliated Mutual Funds	81,529,485	—	—

Total	$3,537,007,659	$182,855,341	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	16.2%
IT Services	13.9
Interactive Media & Services	10.9
Automobiles	7.3
Internet & Direct Marketing Retail	7.2
Semiconductors & Semiconductor Equipment	6.7
Textiles, Apparel & Luxury Goods	6.3
Technology Hardware, Storage & Peripherals	5.9
Entertainment	4.9
Hotels, Restaurants & Leisure	3.1
Specialty Retail	2.7
Capital Markets	2.3
Affiliated Mutual Funds (1.8% represents investments purchased with collateral from securities on loan)	2.2

Personal Products	1.9%
Pharmaceuticals	1.9
Road & Rail	1.8
Food & Staples Retailing	1.4
Multiline Retail	1.3
Health Care Equipment & Supplies	1.2
Life Sciences Tools & Services	1.1
Health Care Providers & Services	1.1
Biotechnology	0.5

101.8
Liabilities in excess of other assets	(1.8)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$63,112,563	$(63,112,563)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $63,112,563:
Unaffiliated investments (cost $1,429,229,813)	$3,638,333,515
Affiliated investments (cost $81,408,815)	81,529,485
Tax reclaim receivable	467,797
Dividends receivable	166,392
Receivable for Portfolio shares sold	155,626
Prepaid expenses and other assets	38,665

Total Assets	3,720,691,480

LIABILITIES
Payable to broker for collateral for securities on loan	64,478,356
Management fee payable	1,858,332
Payable for Portfolio shares purchased	1,130,221
Payable to affiliate	300,067
Accrued expenses and other liabilities	105,599
Distribution fee payable	18,264
Administration fee payable	10,506
Trustees’ fees payable	1,839
Affiliated transfer agent fee payable	980

Total Liabilities	67,904,164

NET ASSETS	$3,652,787,316

Net assets were comprised of:
Partners’ Equity	$3,652,787,316

Class I:
Net asset value and redemption price per share, $3,566,345,791 / 24,112,913 outstanding shares of beneficial interest	$147.90

Class II:
Net asset value and redemption price per share, $81,712,136 / 583,213 outstanding shares of beneficial interest	$140.11

Class III:
Net asset value and redemption price per share, $4,729,389 / 32,033 outstanding shares of beneficial interest	$147.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $400,991 foreign withholding tax)	$10,116,729
Income from securities lending, net (including affiliated income of $107,004)	114,915
Affiliated dividend income	16,309
Total income	10,247,953
EXPENSES
Management fee	21,132,272
Distribution fee—Class II	213,264
Distribution fee—Class III	3,879
Administration fee—Class II	127,959
Custodian and accounting fees	210,379
Trustees’ fees	54,429
Shareholders’ reports	43,949
Legal fees and expenses	34,738
Audit fee	25,700
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	68,446
Total expenses	21,925,697
NET INVESTMENT INCOME (LOSS)	(11,677,744)
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(26,031))	364,637,561
Foreign currency transactions	(107,961)
364,529,600
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(8,448))	165,056,163
Foreign currencies	(3,414)
165,052,749
NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	529,582,349
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$517,904,605

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(11,677,744)	$(3,738,436)
Net realized gain (loss) on investment and foreign currency transactions	364,529,600	438,266,732
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	165,052,749	802,336,475

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	517,904,605	1,236,864,771

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	67,317,387	57,172,725
Portfolio shares purchased	(280,555,896)	(253,732,889)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(213,238,509)	(196,560,164)

TOTAL INCREASE (DECREASE)	304,666,096	1,040,304,607
NET ASSETS:
Beginning of year	3,348,121,220	2,307,816,613

End of year	$3,652,787,316	$3,348,121,220

SEE NOTES TO FINANCIAL STATEMENTS.

A140

PSF PGIM JENNISON VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 97.2%

COMMON STOCKS
Aerospace & Defense — 2.7%
Airbus SE (France)*	145,925	$18,691,428
Raytheon Technologies Corp.	305,226	26,267,749

		44,959,177

Air Freight & Logistics — 0.7%
FedEx Corp.	46,602	12,053,141

Airlines — 1.0%
Delta Air Lines, Inc.*	436,268	17,049,353

Automobiles — 2.0%
General Motors Co.*	564,995	33,125,657

Banks — 11.5%
Bank of America Corp.	963,724	42,876,081
Citigroup, Inc.	381,802	23,057,023
JPMorgan Chase & Co.	347,550	55,034,543
PNC Financial Services Group, Inc. (The)	176,625	35,416,845
Truist Financial Corp.	589,559	34,518,679

		190,903,171

Beverages — 1.5%
PepsiCo, Inc.	144,146	25,039,602

Biotechnology — 1.5%
AbbVie, Inc.	186,254	25,218,792

Building Products — 2.2%
Johnson Controls International PLC	439,813	35,761,195

Capital Markets — 4.1%
Blackstone, Inc.	186,701	24,157,243
Goldman Sachs Group, Inc. (The)	113,164	43,290,888

		67,448,131

Chemicals — 3.5%
Dow, Inc.	354,184	20,089,316
Linde PLC (United Kingdom)	110,385	38,240,676

		58,329,992

Communications Equipment — 1.5%
Cisco Systems, Inc.	386,014	24,461,707

Consumer Finance — 2.6%
Capital One Financial Corp.	158,494	22,995,894
SLM Corp.	983,676	19,348,907

		42,344,801

Containers & Packaging — 1.5%
Crown Holdings, Inc.	219,068	24,233,302

Entertainment — 1.3%
Walt Disney Co. (The)*	135,824	21,037,779

Equity Real Estate Investment Trusts (REITs) — 2.7%
Alexandria Real Estate Equities, Inc.	78,480	17,497,901
American Campus Communities, Inc.	236,585	13,553,954
American Tower Corp.	49,216	14,395,680

		45,447,535

Food & Staples Retailing — 1.9%
Walmart, Inc.	214,811	31,081,004

	Shares	Value

COMMON STOCKS (continued)
Food Products —1.5%
Mondelez International, Inc. (Class A Stock)	388,287	$25,747,311

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	295,931	41,649,329

Health Care Providers & Services — 2.7%
Cigna Corp.	81,028	18,606,459
Laboratory Corp. of America Holdings*	82,861	26,035,755

		44,642,214

Hotels, Restaurants & Leisure — 2.3%
McDonald’s Corp.	78,171	20,955,300
Royal Caribbean Cruises Ltd.*(a)	220,213	16,934,380

		37,889,680

Household Durables — 1.1%
D.R. Horton, Inc.	162,742	17,649,370

Household Products — 1.1%
Procter & Gamble Co. (The)	109,253	17,871,606

Insurance — 6.1%
Chubb Ltd.	193,696	37,443,374
Marsh & McLennan Cos., Inc.	106,494	18,510,787
MetLife, Inc.	394,226	24,635,183
RenaissanceRe Holdings Ltd. (Bermuda)	119,149	20,175,500

		100,764,844

Interactive Media & Services — 2.8%
Alphabet, Inc. (Class A Stock)*	16,130	46,729,255

Machinery — 3.5%
Deere & Co.	52,296	17,931,775
Fortive Corp.	215,601	16,448,200
Otis Worldwide Corp.	272,464	23,723,441

		58,103,416

Multi-Utilities — 3.3%
Ameren Corp.	224,633	19,994,583
Dominion Energy, Inc.	435,532	34,215,394

		54,209,977

Oil, Gas & Consumable Fuels — 6.8%
Chevron Corp.	364,930	42,824,535
ConocoPhillips	573,310	41,381,516
Hess Corp.	122,502	9,068,823
Williams Cos., Inc. (The)	762,717	19,861,151

		113,136,025

Pharmaceuticals — 5.5%
AstraZeneca PLC (United Kingdom), ADR	434,023	25,281,840
Bristol-Myers Squibb Co.	357,700	22,302,595
Eli Lilly & Co.	160,511	44,336,348

		91,920,783

Road & Rail — 1.6%
Union Pacific Corp.	107,606	27,109,180

SEE NOTES TO FINANCIAL STATEMENTS.

A141

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment — 6.6%
Broadcom, Inc.	56,868	$37,840,536
Lam Research Corp.	29,187	20,989,831
NXP Semiconductors NV (China)	96,417	21,961,864
QUALCOMM, Inc.	159,116	29,097,543

		109,889,774

Software — 2.1%

Microsoft Corp.	101,789	34,233,677
Specialty Retail — 2.8%
Lowe’s Cos., Inc.	101,860	26,328,773
Ross Stores, Inc.	181,095	20,695,536

		47,024,309

Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	165,872	29,453,891

Trading Companies & Distributors — 0.9%
United Rentals, Inc.*	45,499	15,118,863

TOTAL LONG-TERM INVESTMENTS
(cost $896,172,356)		1,611,637,843

SHORT-TERM INVESTMENTS — 3.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	45,402,605	45,402,605
PGIM Institutional Money Market Fund (cost $16,686,907; includes $16,685,865 of cash collateral for securities on loan)(b)(wa)	16,706,627	16,694,933

TOTAL SHORT-TERM INVESTMENTS
(cost $62,089,512)		62,097,538

TOTAL INVESTMENTS — 101.0%
(cost $958,261,868)		1,673,735,381
Liabilities in excess of other assets — (1.0)%		(16,043,506)

NET ASSETS — 100.0%		$1,657,691,875

See the Glossary for a list of the abbreviation(s) used in the annual report.

* Non-income producing security.

(a)  All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,087,480; cash collateral of $16,685,865 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b) Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa) PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$26,267,749	$18,691,428	$—
Air Freight & Logistics	12,053,141	—	—
Airlines	17,049,353	—	—
Automobiles	33,125,657	—	—
Banks	190,903,171	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A142

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Beverages	$25,039,602	$—	$—
Biotechnology	25,218,792	—	—
Building Products	35,761,195	—	—
Capital Markets	67,448,131	—	—
Chemicals	58,329,992	—	—
Communications Equipment	24,461,707	—	—
Consumer Finance	42,344,801	—	—
Containers & Packaging	24,233,302	—	—
Entertainment	21,037,779	—	—
Equity Real Estate Investment Trusts (REITs)	45,447,535	—	—
Food & Staples Retailing	31,081,004	—	—
Food Products	25,747,311	—	—
Health Care Equipment & Supplies	41,649,329	—	—
Health Care Providers & Services	44,642,214	—	—
Hotels, Restaurants & Leisure	37,889,680	—	—
Household Durables	17,649,370	—	—
Household Products	17,871,606	—	—
Insurance	100,764,844	—	—
Interactive Media & Services	46,729,255	—	—
Machinery	58,103,416	—	—
Multi-Utilities	54,209,977	—	—
Oil, Gas & Consumable Fuels	113,136,025	—	—
Pharmaceuticals	91,920,783	—	—
Road & Rail	27,109,180	—	—
Semiconductors & Semiconductor Equipment	109,889,774	—	—
Software	34,233,677	—	—
Specialty Retail	47,024,309	—	—
Technology Hardware, Storage & Peripherals	29,453,891	—	—
Trading Companies & Distributors	15,118,863	—	—
Short-Term Investments
Affiliated Mutual Funds	62,097,538	—	—

Total	$1,655,043,953	$18,691,428	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Banks	11.5%
Oil, Gas & Consumable Fuels	6.8
Semiconductors & Semiconductor Equipment	6.6
Insurance	6.1
Pharmaceuticals	5.5
Capital Markets	4.1
Affiliated Mutual Funds (1.0% represents investments purchased with collateral from securities on loan)	3.8
Chemicals	3.5
Machinery	3.5
Multi-Utilities	3.3
Specialty Retail	2.8
Interactive Media & Services	2.8
Equity Real Estate Investment Trusts (REITs)	2.7
Aerospace & Defense	2.7
Health Care Providers & Services	2.7
Consumer Finance	2.6
Health Care Equipment & Supplies	2.5

Hotels, Restaurants & Leisure	2.3%
Building Products	2.2
Software	2.1
Automobiles	2.0
Food & Staples Retailing	1.9
Technology Hardware, Storage & Peripherals	1.8
Road & Rail	1.6
Food Products	1.5
Biotechnology	1.5
Beverages	1.5
Communications Equipment	1.5
Containers & Packaging	1.5
Entertainment	1.3
Household Products	1.1
Household Durables	1.1
Airlines	1.0
Trading Companies & Distributors	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A143

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Air Freight & Logistics	0.7%

101.0
Liabilities in excess of other assets	(1.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$16,087,480	$(16,087,480)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2021
ASSETS
Investments at value, including securities on loan of $16,087,480:
Unaffiliated investments (cost $896,172,356)	$1,611,637,843
Affiliated investments (cost $62,089,512)	62,097,538
Cash	49
Dividends receivable	1,153,750
Tax reclaim receivable	709,798
Receivable for Portfolio shares sold	120,411
Prepaid expenses and other assets	181,688

Total Assets	1,675,901,077

LIABILITIES
Payable to broker for collateral for securities on loan	16,685,865
Management fee payable	550,622
Payable for Portfolio shares purchased	454,276
Payable to affiliate	440,457
Accrued expenses and other liabilities	72,318
Distribution fee payable	2,399
Administration fee payable	1,335
Affiliated transfer agent fee payable	980
Trustees’ fees payable	950

Total Liabilities	18,209,202

NET ASSETS	$1,657,691,875

Net assets were comprised of:
Partners’ Equity	$1,657,691,875

Class I:
Net asset value and redemption price per share, $1,645,992,396 / 34,551,628 outstanding shares of beneficial interest	$47.64

Class II:
Net asset value and redemption price per share, $10,679,016 / 230,742 outstanding shares of beneficial interest	$46.28

Class III:
Net asset value and redemption price per share, $1,020,463 / 21,457 outstanding shares of beneficial interest	$47.56

STATEMENT OF OPERATIONS
Year Ended December 31, 2021
NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $58,248 foreign withholding tax, of which $582 is reimbursable by an affiliate)	$28,187,863
Income from securities lending, net (including affiliated income of $15,451)	22,971
Affiliated dividend income	19,006

Total income	28,229,840

EXPENSES
Management fee	6,216,657
Distribution fee—Class II	25,333
Distribution fee—Class III	639
Administration fee—Class II	15,200
Custodian and accounting fees	101,693
Shareholders’ reports	34,719
Trustees’ fees	29,170
Legal fees and expenses	26,577
Audit fee	25,700
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	36,822

Total expenses	6,523,192

NET INVESTMENT INCOME (LOSS)	21,706,648

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,408)	113,554,402
Foreign currency transactions	3,669

113,558,071

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,755))	238,270,819

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	351,828,890

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$373,535,538

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$21,706,648	$25,261,919
Net realized gain (loss) on investment and foreign currency transactions	113,558,071	8,510,387
Net change in unrealized appreciation (depreciation) on investments	238,270,819	5,619,054

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	373,535,538	39,391,360

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	16,872,668	15,301,549
Portfolio shares purchased	(112,907,503)	(113,124,170)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(96,034,835)	(97,822,621)

TOTAL INCREASE (DECREASE)	277,500,703	(58,431,261)
NET ASSETS:
Beginning of year	1,380,191,172	1,438,622,433

End of year	$1,657,691,875	$1,380,191,172

SEE NOTES TO FINANCIAL STATEMENTS.

A145

PSF PGIM TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

LONG-TERM INVESTMENTS — 99.3%

ASSET-BACKED SECURITIES — 22.7%
Automobiles — 0.9%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D
2.130%	03/18/26		300	$303,741
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-02A, Class A, 144A
2.020%	02/20/27		600	606,377
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25		300	301,330
Series 2020-03A, Class D
1.730%	07/15/26		200	201,549
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27		2,300	2,265,470
Series 2021-02A, Class B, 144A
2.120%	12/27/27		200	198,039
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A
2.050%	12/26/25		100	98,962
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A
33.784%	01/25/28		761	852,691
Series 2020-02, Class D, 144A
1.487%	02/25/28		689	688,345
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27		3,500	3,692,817
Series 2019-01A, Class B, 144A
3.950%	11/14/28		800	853,882
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D
2.220%	09/15/26		400	405,827
Series 2020-03, Class D
1.640%	11/16/26		1,400	1,409,508

				11,878,538

Collateralized Loan Obligations — 18.5%
Anchorage Credit Opportunities CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.082%(c)	01/20/32		3,000	3,004,123
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
0.770%(c)	04/15/32	EUR	10,000	11,384,875
Atrium (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
0.958%(c)	04/22/27		7,394	7,392,039
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32		3,500	3,498,654
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR2, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.104%(c)	10/15/28		1,736	1,734,401

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.228%(c)	05/17/31		3,000	$2,998,269
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.472%(c)	01/17/28		2,500	2,501,367
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	10/15/35	EUR	6,500	7,392,894
Carlyle Euro CLO Ltd. (Ireland),
Series 2021-02A, Class A2B, 144A
2.100%	10/15/35	EUR	6,250	6,994,809
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland),
Series 2014-02A, Class AR1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.750%(c)	11/15/31	EUR	10,000	11,353,959
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.304%(c)	01/15/30		4,000	4,000,184
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.104%(c)	04/24/31		1,500	1,499,165
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.238%(c)	01/22/31		3,750	3,749,016
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
1.354%(c)	10/15/29		7,500	7,500,138
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.404%(c)	07/15/29		250	249,961
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.344%(c)	07/15/30		5,250	5,253,001
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.278%(c)	01/22/31		2,000	1,999,995
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.134%(c)	04/15/31		6,000	5,996,658
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.155%(c)	04/26/31		3,500	3,498,065
Hayfin Emerald CLO (Ireland),
Series 05A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.100%(c)	11/17/32	EUR	10,500	11,958,697

SEE NOTES TO FINANCIAL STATEMENTS.

A146

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.448%(c)	07/22/32	4,000	$4,001,313
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.140%(c)	02/05/31	3,973	3,971,856
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.154%(c)	04/25/31	2,494	2,491,815
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34	6,625	6,626,234
Series 2019-14A, Class A2R, 144A
0.000%(cc)	10/20/34	6,750	6,745,002
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	04/25/32	2,000	1,998,583
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.250%(c)	04/21/31	9,635	9,634,421
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.244%(c)	07/15/31	6,000	5,995,358
OCP CLO Ltd. (Cayman Islands),
Series 2020-18A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.222%(c)	07/20/32	5,000	4,998,083
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	10/30/30	1,236	1,237,403
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.304%(c)	10/15/34	7,000	6,995,927
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.162%(c)	04/20/31	3,958	3,955,721
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.244%(c)	05/07/31	4,955	4,953,578
Signal Peak CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.234%(c)	04/25/31	5,750	5,748,439
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.452%(c)	10/20/32	12,500	12,504,112

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.195%(c)	01/26/31	3,500	$3,499,091
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/29/34	3,000	2,999,998
Series 2017-01A, Class BRR, 144A
0.000%(cc)	10/29/34	4,000	3,999,995
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.362%(c)	01/17/30	3,470	3,471,627
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
1.272%(c)	01/20/31	3,000	3,000,002
Toro European CLO DAC (Ireland),
Series 03A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	07/15/34	EUR 8,000	9,086,979
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
1.004%(c)	07/15/27	1,408	1,407,991
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
1.334%(c)	10/15/30	7,469	7,469,556
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.094%(c)	04/25/31	3,000	2,997,465
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31	6,500	6,500,320
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/31	2,750	2,748,641
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	10/15/34	1,750	1,750,002
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29	6,736	6,731,324

			241,481,106

Consumer Loans — 1.1%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD 400	316,294
Lending Funding Trust,
Series 2020-02A, Class A, 144A
2.320%	04/21/31	300	300,403

SEE NOTES TO FINANCIAL STATEMENTS.

A147

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A
3.000%	12/20/27		2,000	$2,019,323
Series 2019-02A, Class A, 144A
2.780%	04/20/28		1,000	1,013,963
Series 2021-01A, Class B, 144A
2.470%	11/20/31		100	100,577
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		700	708,328
Series 2020-AA, Class A, 144A
2.190%	08/21/34		500	503,296
OneMain Financial Issuance Trust,
Series 2018-01A, Class A, 144A
3.300%	03/14/29		260	260,066
Series 2020-01A, Class A, 144A
3.840%	05/14/32		1,000	1,022,608
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,500	1,490,187
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		1,400	1,414,332
Series 2019-A, Class D, 144A
6.220%	08/08/25		1,800	1,826,239
Oportun Funding XIV LLC,
Series 2021-A, Class B,144A
1.760%	03/08/28		300	299,297
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	02/25/23		1,280	1,283,231
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.752%(c)	08/25/25		1,200	1,201,289

				13,759,433

Credit Cards — 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		700	802,421
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)
1.450%(c)	11/15/28	GBP	1,625	2,224,384

				3,026,805

Home Equity Loans — 0.0%
Floating Rate Mortgage Pass-Through Certificates,
Series 2001-02, Class M3, 1 Month LIBOR + 2.925% (Cap N/A, Floor 2.925%)
3.027%(c)	10/25/31		182	199,876
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.302%(c)	08/25/35		97	96,003

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.122%(c)	10/25/33	162	$162,417

			458,296

Other — 0.2%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.442%(c)	04/25/23	220	219,659
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.892%(c)	06/25/24	2,250	2,243,212

			2,462,871

Residential Mortgage-Backed Securities — 0.7%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.872%(c)	10/25/34	618	613,618
European Residential Loan Securitisation (Ireland),
Series 2021-NPLA, Class A1, 144A
0.000%(cc)	11/25/60	EUR 1,000	1,122,697
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59	567	567,464
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	1,060	1,060,951
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A1A, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.520%)
0.622%(c)	06/25/35	233	232,245
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%
1.432%(c)	09/27/75	EUR 1,622	1,819,687
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
3.000%(c)	04/16/23	EUR 3,181	3,258,909

			8,675,571

Student Loans — 1.1%
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A
0.000%	02/25/43	2,980	1,061,900
Series 2018-C, Class A, 144A
1.344%(cc)	08/25/43	1,099	1,124,588
Series 2018-D, Class A, 144A
0.000%(cc)	11/25/43	1,091	1,124,033
Series 2019-A, Class R, 144A
0.000%	10/25/48	1,929	357,894
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%(cc)	12/15/45	2,678	2,753,175
Series 2019-D, Class 1PT, 144A
2.966%(cc)	01/16/46	2,286	2,346,173

SEE NOTES TO FINANCIAL STATEMENTS.

A148

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2019-F, Class PT1, 144A
3.932%(cc)	02/15/45	2,219	$2,252,661
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 1.250%)
2.352%(c)	11/29/24	2,022	2,021,820
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 3.750%)
4.852%(c)	11/29/24	1,249	1,247,949

			14,290,193

TOTAL ASSET-BACKED SECURITIES (cost $297,792,225)			296,032,813

BANK LOANS — 1.1%
Airlines — 0.0%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	04/21/28	335	335,791

Chemicals — 0.0%
Axalta Coating Systems U.S. Holdings, Inc.,
Term B-3 Dollar Loan, 3 Month LIBOR + 1.750%
1.974%(c)	06/01/24	346	345,446
Starfruit Finco BV (Netherlands),
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
3.102%(c)	10/01/25	156	155,296

			500,742

Commercial Services — 0.1%
Adtalem Global Education, Inc.,
Term B Loan, 3 Month LIBOR + 4.500%
5.250%(c)	08/12/28	650	650,948

Computers — 0.1%
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.852%(c)	09/30/24	259	259,152

Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
4.500%(c)	02/01/28	769	769,187

			1,028,339

Insurance — 0.1%
AmWINS Group, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
3.000%(c)	02/19/28	182	180,642
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000% (original cost $464,598; purchased 02/23/21)(f)
3.104%(c)	11/03/24	465	462,757
New B-9 Term Loan, 1 Month LIBOR + 3.250% (original cost $347,375; purchased 02/10/21)(f)
3.354%(c)	07/31/27	347	344,842

			988,241

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Machinery-Construction & Mining — 0.0%
Vertiv Group Corp.,
Term B Loan, 1 Month LIBOR + 2.750%
2.844%(c)	03/02/27		247	$244,988

Media — 0.1%
CSC Holdings LLC,
2017 Refinancing Term Loan, 3 Month LIBOR + 2.250%
2.360%(c)	07/17/25		347	341,456
September 2019 Term Loan, 3 Month LIBOR + 2.500%
2.610%(c)	04/15/27		774	763,770
Diamond Sports Group LLC,
Term Loan, 3 Month LIBOR + 3.250%
3.340%(c)	08/24/26		497	229,010
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
3.104%(c)	05/01/26		314	311,380

				1,645,616

Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25		388	418,555

Pharmaceuticals — 0.2%
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%
3.500%(c)	03/01/24		1,885	1,882,416

Real Estate Investment Trusts (REITs) — 0.0%
Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
2.354%(c)	04/23/26^		495	488,750

Retail — 0.3%
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000% (Cap N/A, Floor 0.000%)
7.000%(c)	04/30/27	EUR	3,500	3,987,241

Software — 0.1%
Dun & Bradstreet Corp.,
Term Loan B, 1 Month LIBOR + 3.250%
3.352%(c)	02/06/26		765	761,878

Telecommunications — 0.1%
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
2.354%(c)	03/15/27		401	396,300
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 - 6 Month LIBOR + 3.250%
3.500%(c)	05/27/24		990	960,595

				1,356,895

TOTAL BANK LOANS
(cost $14,555,972)				14,290,400

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.8%
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49		1,283	1,322,213

SEE NOTES TO FINANCIAL STATEMENTS.

A149

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK,
Series 2017-BNK05, Class A4
3.131%	06/15/60	4,400	$4,645,458
Series 2017-BNK06, Class A4
3.254%	07/15/60	920	972,436
Series 2017-BNK08, Class A3
3.229%	11/15/50	1,950	2,068,470
Series 2019-BN18, Class A3
3.325%	05/15/62	1,500	1,606,467
Series 2020-BN29, Class A3
1.742%	11/15/53	1,000	968,498
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36	1,170	1,181,104
Series 2016-ETC, Class B, 144A
3.189%	08/14/36	510	504,724
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	413,304
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,560	1,454,055
Benchmark Mortgage Trust,
Series 2019-B09, Class A4
3.751%	03/15/52	3,400	3,706,314
Series 2020-B18, Class A4
1.672%	07/15/53	2,900	2,780,541
Series 2020-B21, Class A4
1.704%	12/17/53	1,000	956,685
BX Commercial Mortgage Trust,
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.410%(c)	10/15/36	1,360	1,348,939
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.110%(c)	12/15/36	1,253	1,242,377
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.610%(c)	12/15/36	3,485	3,445,469
Series 2021-ACNT, Class E, 144A, 1 Month LIBOR + 2.197% (Cap N/A, Floor 2.197%)
2.307%(c)	11/15/26	3,350	3,335,242
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3
2.647%	11/15/52	7,700	7,828,069
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	3,500	3,665,768
CFK Trust,
Series 2020-MF02, Class A, 144A
2.387%	03/15/39	6,550	6,582,468
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A
2.778%(cc)	11/10/31	2,400	2,428,025
Series 2016-CLNE, Class C, 144A
2.778%(cc)	11/10/31	900	906,266

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)
2.875%(c)	11/15/37	1,327	$1,321,975
Commercial Mortgage Trust,
Series 2014-UBS04, Class A4
3.420%	08/10/47	3,200	3,296,347
Series 2015-DC01, Class A4
3.078%	02/10/48	5,000	5,091,550
Series 2016-COR01, Class A3
2.826%	10/10/49	2,474	2,538,493
Series 2017-COR02, Class A2
3.239%	09/10/50	4,500	4,721,346
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.260%(c)	05/15/36	2,600	2,597,468
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class A2
3.067%	06/15/52	1,200	1,243,155
DBGS Mortgage Trust,
Series 2018-BIOD, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.602%(c)	05/15/35	3,037	3,015,494
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,400	1,408,735
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A4
3.071%	06/10/50	2,800	2,956,462
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A
3.555%(cc)	09/10/35	3,000	3,065,949
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.333%(cc)	05/25/22	22,468	43,431
Series K021, Class X1, IO
1.376%(cc)	06/25/22	13,538	10,591
Series K025, Class X1, IO
0.778%(cc)	10/25/22	9,451	46,415
Series K027, Class X1, IO
0.715%(cc)	01/25/23	119,665	687,425
Series K044, Class X1, IO
0.708%(cc)	01/25/25	77,827	1,320,896
Series K053, Class X1, IO
0.880%(cc)	12/25/25	86,343	2,624,381
Series K055, Class X1, IO
1.354%(cc)	03/25/26	13,342	656,996
Series KG03, Class X1, IO
1.381%(cc)	06/25/30	29,350	2,909,527
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3
3.119%	05/10/50	2,935	3,043,017
Series 2017-GS06, Class A2
3.164%	05/10/50	3,354	3,500,379
Series 2019-GC38, Class A3
3.703%	02/10/52	5,800	6,303,547

SEE NOTES TO FINANCIAL STATEMENTS.

A150

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	310	$321,694
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	1,070	1,099,203
Series 2017-C05, Class A4
3.414%	03/15/50	1,893	1,963,503
Series 2017-C07, Class A4
3.147%	10/15/50	3,600	3,768,984
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49	1,726	1,762,543
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31	5,875	5,961,805
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C05, Class XA, IO, 144A
1.336%(cc)	08/15/45	30,255	74,642
Series 2013-C08, Class A3
2.863%	12/15/48	1,324	1,332,967
Series 2013-C10, Class A3
3.960%(cc)	07/15/46	3,950	4,052,915
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50	2,750	2,897,161
Series 2017-HR02, Class A3
3.330%	12/15/50	5,500	5,838,905
Series 2019-L03, Class A3
2.874%	11/15/52	1,200	1,248,913
Series 2019-MEAD, Class E, 144A
3.177%(cc)	11/10/36	575	547,297
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	140	143,895
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3
3.225%	08/15/50	3,280	3,416,432
Series 2017-C07, Class A3
3.418%	12/15/50	5,600	5,938,186
Series 2018-C10, Class A3
4.048%	05/15/51	2,200	2,408,333
Series 2019-C17, Class A3
2.669%	10/15/52	2,000	2,063,843
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46	830	837,591
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16,Class A4
3.548%	08/15/50	3,542	3,616,446
Series 2016-C32, Class A3
3.294%	01/15/59	2,116	2,208,035
Series 2016-C34, Class A3
2.834%	06/15/49	2,500	2,557,343
Series 2016-C35, Class A3
2.674%	07/15/48	4,600	4,705,364
Series 2017-C40, Class A3
3.317%	10/15/50	1,370	1,450,259

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C54, Class A3
2.892%	12/15/52		1,200	$1,250,480

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $163,136,780)				167,233,210

CORPORATE BONDS — 38.1%
Aerospace & Defense — 0.9%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31		2,770	2,631,625
3.400%	04/15/30		385	410,573
Boeing Co. (The),
Sr. Unsec’d. Notes
3.950%	08/01/59		1,450	1,507,026
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24		1,600	1,662,375
7.500%	03/15/25		1,525	1,552,788
7.875%	04/15/27	(a)	2,575	2,670,251
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		1,115	1,247,758

				11,682,396

Agriculture — 0.2%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28		1,530	1,492,575
3.557%	08/15/27		1,425	1,495,817

				2,988,392

Airlines — 0.5%
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		1,398	1,419,586
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		278	281,054
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		3,255	3,725,618
United Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.636%	01/02/24		362	365,890
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		815	850,369
4.625%	04/15/29		190	197,060

				6,839,577

Auto Manufacturers — 0.9%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,125	1,243,342
5.291%	12/08/46		290	340,230

SEE NOTES TO FINANCIAL STATEMENTS.

A151

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		275	$276,298
3.350%	11/01/22		2,600	2,635,415
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		1,350	1,434,154
5.000%	04/01/35		1,365	1,621,129
5.150%	04/01/38		1,000	1,203,627
6.250%	10/02/43		1,455	1,990,105
6.600%	04/01/36		210	283,565
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
2.400%	04/10/28		1,025	1,024,966

				12,052,831

Auto Parts & Equipment — 0.2%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27	(a)	670	697,318
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26	(a)	1,150	948,034
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		875	897,962
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27		350	367,494

				2,910,808

Banks — 10.1%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.241%(c)	04/12/23		400	404,004
Sr. Unsec’d. Notes
1.849%	03/25/26		600	596,608
Sub. Notes
2.749%	12/03/30	(a)	1,000	977,954
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24	(oo)	1,655	1,724,494
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25	(oo)	1,575	1,597,251
Sr. Unsec’d. Notes
2.687%(ff)	04/22/32		2,535	2,574,923
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28	(a)	740	796,485
Sr. Unsec’d. Notes, MTN
3.824%(ff)	01/20/28		3,185	3,451,427
3.974%(ff)	02/07/30		685	755,502
4.078%(ff)	04/23/40		2,340	2,683,981
4.271%(ff)	07/23/29		910	1,014,452
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32		5,020	5,084,274
Sub. Notes, MTN
4.000%	01/22/25		1,117	1,194,484

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.450%	03/03/26		1,735	$1,911,852
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		700	740,138
3.932%(ff)	05/07/25		480	505,218
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		475	543,528
Sub. Notes
4.836%	05/09/28		720	791,503
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		710	690,810
1.904%(ff)	09/30/28		2,200	2,151,331
2.871%(ff)	04/19/32		1,815	1,838,788
3.375%	01/09/25		855	898,962
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	10/23/27		300	317,370
Sub. Notes, 144A, MTN
4.500%	03/15/25		1,120	1,207,165
4.875%	04/01/26	(a)	380	419,773
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26	(oo)	1,880	1,881,776
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25	(oo)	1,435	1,459,143
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25	(oo)	880	885,801
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32		2,000	2,011,406
2.666%(ff)	01/29/31		1,225	1,243,831
3.200%	10/21/26		3,255	3,450,234
3.887%(ff)	01/10/28		1,710	1,854,157
8.125%	07/15/39	(a)	580	984,091
Sub. Notes
4.450%	09/29/27		2,630	2,932,470
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.091%(ff)	05/14/32		1,695	1,723,122
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, MTN
3.700%	05/30/24		159	166,789
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		1,350	1,356,136
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		280	296,614
4.250%	03/13/26	(a)	1,150	1,255,918
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26	(oo)	950	939,585
Sr. Unsec’d. Notes
2.383%(ff)	07/21/32		1,460	1,437,679
2.615%(ff)	04/22/32		4,695	4,718,861
3.272%(ff)	09/29/25		4,063	4,261,955
3.750%	02/25/26		125	134,496
3.814%(ff)	04/23/29		1,060	1,153,718

SEE NOTES TO FINANCIAL STATEMENTS.

A152

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.850%	01/26/27		1,765	$1,900,304
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.583%(ff)	06/19/29		1,000	1,120,318
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24	(oo)	1,000	1,031,910
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25	(oo)	1,940	1,983,031
Jr. Sub. Notes, Series I, 3 Month LIBOR +3.470%
3.599%(c)	04/30/22	(oo)	2,998	3,005,894
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25	(a)(oo)	1,350	1,357,753
Jr. Sub. Notes, Series KK
3.650%(ff)	06/01/26	(oo)	1,850	1,855,120
Sr. Unsec’d. Notes
2.525%(ff)	11/19/41		2,330	2,217,677
2.545%(ff)	11/08/32		1,135	1,142,689
2.580%(ff)	04/22/32		1,735	1,756,618
2.950%	10/01/26		1,740	1,837,752
3.200%	06/15/26	(a)	3,020	3,206,527
3.509%(ff)	01/23/29		1,435	1,538,941
3.782%(ff)	02/01/28		965	1,045,431
3.964%(ff)	11/15/48		985	1,153,187
4.005%(ff)	04/23/29		1,200	1,325,760
Sub. Notes
4.250%	10/01/27		420	470,391
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR +3.610%
3.734%(c)	01/18/22	(a)(oo)	975	975,361
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32		4,270	4,183,467
3.772%(ff)	01/24/29		1,875	2,041,580
4.431%(ff)	01/23/30		1,340	1,525,895
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32		915	867,064
2.511%(ff)	10/20/32		1,590	1,588,459
3.125%	07/27/26		2,725	2,888,860
Sub. Notes, GMTN
4.350%	09/08/26		750	830,717
State Street Corp.,
Sub. Notes
2.200%	03/03/31	(a)	4,130	4,116,584
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR +4.500%
4.724%(c)	09/30/24		3,340	3,344,184
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		1,100	1,113,103
3.491%	05/23/23		2,970	3,000,578
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		685	685,748
3.127%(ff)	06/03/32		1,225	1,209,608
Wells Fargo &Co.,
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41		2,675	2,736,729

Interest Rate	Maturity Date		Principal Amount (000) #		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31			3,500	$3,572,474

					131,649,773

Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46			1,880	2,381,346
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49			1,440	1,991,679

					4,373,025

Building Materials — 0.2%
Masco Corp.,
Sr. Unsec’d. Notes
2.000%	10/01/30			925	886,768
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28	(a)		525	551,618
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28	(a)		1,275	1,360,929

					2,799,315

Chemicals — 1.2%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43	(a)		1,400	1,799,690
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28		EUR	1,600	1,853,558
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43			675	812,373
5.375%	03/15/44			700	883,574
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
2.500%	01/15/26		EUR	2,300	2,602,996
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43			1,000	1,284,011
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.625%	11/15/43			155	206,080
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24			1,150	1,192,527
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.900%	06/01/43			870	1,105,976
5.250%	01/15/45			305	409,755
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22			1,525	1,542,693

SEE NOTES TO FINANCIAL STATEMENTS.

A153

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26			460	$463,386
5.875%	03/27/24			375	390,520
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.450%	08/01/25			445	473,643
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A (original cost $ 450,000; purchased 07/19/19)(f)
10.500%	08/01/24			450	325,876
Sr. Sec’d. Notes, 144A (original cost $ 108,716; purchased 02/01/21)(f)
10.875%	08/01/24			111	117,733

					15,464,391

Commercial Services — 0.9%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28			1,300	1,276,176
ERAC USA Finance LLC,
Gtd. Notes, 144A
6.700%	06/01/34			920	1,275,187
7.000%	10/15/37			770	1,135,986
Gartner, Inc.,
Gtd. Notes, 144A
4.500%	07/01/28	(a)		230	240,216
Loxam SAS (France),
Sr. Sub. Notes
4.500%	04/15/27		EUR	1,650	1,876,272
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29		EUR	2,640	2,950,449
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32			50	50,396
3.875%	02/15/31			200	203,108
4.875%	01/15/28			1,325	1,392,262
5.250%	01/15/30	(a)		525	568,370
5.500%	05/15/27	(a)		975	1,013,552

					11,981,974

Diversified Financial Services — 0.3%
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43			555	769,610
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28			880	905,132
6.000%	01/15/27			275	286,238
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31			515	507,703
OneMain Finance Corp.,
Gtd. Notes
5.375%	11/15/29	(a)		1,125	1,223,292

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
6.150%	12/06/28	(a)	400	$472,454

				4,164,429

Electric — 2.6%
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.350%	07/01/23		550	566,715
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		600	594,838
5.000%	02/01/31	(a)	750	757,285
5.125%	03/15/28		1,700	1,727,397
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56		235	279,947
Dominion Energy South Carolina, Inc.,
First Mortgage
4.600%	06/15/43		2,025	2,476,555
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35		2,325	3,044,490
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25		390	403,141
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	(a)	3,750	4,001,386
5.450%	07/15/44		280	351,780
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33		1,150	1,558,527
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		680	747,191
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45		3,050	3,633,428
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30		1,050	1,121,360
NRG Energy, Inc.,
Gtd. Notes, 144A
3.875%	02/15/32		425	418,045
5.250%	06/15/29	(a)	375	401,483
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		280	281,927
2.450%	12/02/27		1,210	1,200,502
Pacific Gas & Electric Co.,
First Mortgage
4.550%	07/01/30		1,670	1,811,379
PacifiCorp,
First Mortgage
3.300%	03/15/51		380	397,577

SEE NOTES TO FINANCIAL STATEMENTS.

A154

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31		EUR	324	$354,487
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
4.000%	06/15/50			1,500	1,746,547
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26	(oo)		625	634,117
8.000%(ff)	10/15/26	(oo)		2,075	2,194,984
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27			450	467,141
5.625%	02/15/27			600	620,389
Sr. Sec’d. Notes, 144A
3.700%	01/30/27			2,000	2,078,459

					33,871,077

Electrical Components & Equipment — 0.1%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25			575	608,980
7.250%	06/15/28			550	604,737

					1,213,717

Electronics — 0.1%
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25			1,000	1,085,602

Engineering & Construction — 0.4%
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.750%	10/23/30			EUR 2,800	3,065,203
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	10/27/27			345	334,066
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26			605	641,941
5.500%	07/31/47			1,690	1,691,818

					5,733,028

Entertainment — 0.2%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
10.000%	06/15/26			366	361,984
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25			860	903,313
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26			875	916,132

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27	(a)		800	$823,102

					3,004,531

Environmental Control — 0.0%
Madison IAQ LLC,
Sr. Unsec’d. Notes, 144A
5.875%	06/30/29			275	275,028

Foods — 1.0%
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26		GBP	3,100	4,041,592
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27		GBP	1,600	2,046,922
JBS USA Food Co.,
Gtd. Notes, 144A
5.750%	01/15/28			1,250	1,306,447
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39			645	758,026
4.875%	10/01/49			1,325	1,668,837
Mars, Inc.,
Gtd. Notes, 144A
3.875%	04/01/39			440	507,921
4.200%	04/01/59			380	485,882
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
2.500%	04/15/30			2,000	2,021,643

					12,837,270

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/20/26	(a)		1,100	1,230,392
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31	(a)		370	346,236
4.800%	02/15/44			300	367,098
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43			1,050	1,202,395

					3,146,121

Healthcare-Products — 0.4%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	1,275	1,448,288
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40		EUR	540	612,934
1.625%	10/15/50		EUR	495	564,365
2.250%	03/07/39		EUR	300	389,640
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29	(a)		325	323,869

SEE NOTES TO FINANCIAL STATEMENTS.

A155

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29			225	$228,503
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27		EUR	510	633,207
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39		EUR	600	689,791
1.875%	10/01/49		EUR	425	496,191

					5,386,788

Healthcare-Services — 0.8%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37	(a)		1,900	2,757,314
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43			385	480,717
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30	(a)		650	686,506
5.375%	02/01/25			825	906,485
5.875%	02/01/29			25	29,811
7.500%	11/06/33			500	719,934
Gtd. Notes, MTN
7.750%	07/15/36			500	687,933
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.250%	09/01/24			846	885,580
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
6.250%	02/01/27	(a)		375	388,049
Sr. Sec’d. Notes, 144A
4.625%	06/15/28			285	293,279
4.875%	01/01/26	(a)		650	667,773
5.125%	11/01/27	(a)		600	625,551
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.050%	05/15/41			880	918,942
3.950%	10/15/42			220	256,523

					10,304,397

Home Builders — 0.2%
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27			875	981,480
6.625%	07/15/27			1,050	1,105,925
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30			45	49,770

					2,137,175

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/25	(a)		670	729,064

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Insurance — 0.9%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25			2,110	$2,262,492
4.500%	07/16/44			1,075	1,324,966
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	800	943,272
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50			1,030	1,142,791
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40			405	618,659
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50			180	209,349
5.000%	03/30/43			350	424,102
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42			150	186,725
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34			1,350	1,855,495
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47			2,310	2,800,368
6.850%	12/16/39			196	292,162

					12,060,381

Lodging — 0.4%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22			1,325	1,338,142
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32	(a)		1,825	1,912,115
MGM Resorts International,
Gtd. Notes
4.750%	10/15/28			950	982,781
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25			400	417,760

					4,650,798

Media — 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32			450	463,885
Sr. Unsec’d. Notes, 144A
5.375%	06/01/29	(a)		975	1,052,585
5.500%	05/01/26			1,650	1,702,047
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52			1,430	1,430,931
4.800%	03/01/50			875	980,853
6.384%	10/23/35			2,470	3,199,483
6.484%	10/23/45			1,125	1,538,045

SEE NOTES TO FINANCIAL STATEMENTS.

A156

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
Comcast Corp.,
Gtd. Notes
4.250%	10/15/30	(a)		620	$715,586
Gtd. Notes, 144A
2.937%	11/01/56			6	5,715
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24			965	1,005,692
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	(a)		1,000	936,237
5.500%	04/15/27			650	672,114
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30			1,000	946,183
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27	(a)		520	145,401
Sr. Sec’d. Notes, 144A
5.375%	08/15/26	(a)		855	426,326
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55			1,229	1,294,147
5.300%	05/15/49			265	335,059
DISH DBS Corp.,
Gtd. Notes
7.375%	07/01/28	(a)		400	406,098
NBCUniversal Media LLC,
Gtd. Notes
4.450%	01/15/43			10	12,050
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.875%	02/15/26			750	934,537
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25	(a)		1,175	1,186,735
6.625%	06/01/27			975	1,049,607
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.125%	08/15/30		GBP	900	1,202,506
4.250%	01/15/30		GBP	800	1,074,938
Walt Disney Co. (The),
Gtd. Notes
7.625%	11/30/28			500	676,393
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
2.875%	01/15/30		EUR	1,910	2,163,925

					25,557,078

Mining — 0.2%
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42			680	880,819
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43			410	557,970

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		295	$413,767

				1,852,556

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
4.375%	06/15/22		500	508,056
Inter-American Development Bank (Supranational Bank),
Unsec’d. Notes
6.950%	08/01/26		1,500	1,841,654

				2,349,710

Oil & Gas — 2.5%
Antero Resources Corp.,
Gtd. Notes, 144A
8.375%	07/15/26	(a)	366	416,658
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		350	355,563
9.000%	11/01/27		204	273,123
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28		450	469,610
BP Capital Markets America, Inc.,
Gtd. Notes
2.772%	11/10/50		145	136,484
2.939%	06/04/51		1,835	1,772,683
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52		335	337,512
5.400%	06/15/47		1,000	1,244,618
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24	(a)	125	125,578
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		800	820,942
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		850	1,070,059
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23		1,175	1,245,839
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		1,300	1,386,667
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		300	301,941
4.875%	03/30/26		52	51,579
5.375%	03/30/28		850	837,661
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.950%	07/19/22		390	396,909
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22		1,665	1,682,176

SEE NOTES TO FINANCIAL STATEMENTS.

A157

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25			1,160	$1,261,108
4.750%	04/19/27			200	221,005
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A
3.100%	07/15/31			705	712,469
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27			425	452,615
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36			945	1,204,912
Ovintiv, Inc.,
Gtd. Notes
6.625%	08/15/37			200	261,309
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.600%	01/03/31			97	103,246
6.625%	01/16/34		GBP	680	1,017,806
6.900%	03/19/49			612	652,330
7.375%	01/17/27			360	418,122
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29		EUR	394	442,479
5.350%	02/12/28			157	156,477
6.350%	02/12/48	(a)		840	722,797
6.490%	01/23/27			1,530	1,631,542
6.500%	03/13/27			1,753	1,869,928
6.500%	01/23/29	(a)		700	725,985
6.840%	01/23/30			306	317,314
Gtd. Notes, EMTN
3.750%	02/21/24		EUR	400	467,394
4.875%	02/21/28		EUR	1,530	1,745,041
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30			2,085	1,979,509
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
3.125%	07/12/41			640	647,219
Range Resources Corp.,
Gtd. Notes
9.250%	02/01/26	(a)		1,200	1,294,492
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27			675	496,213
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.150%	09/15/27	(a)		830	828,797

					32,555,711

Oil & Gas Services — 0.1%
Cameron International Corp.,
Gtd. Notes
7.000%	07/15/38			450	634,874

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Packaging &Containers — 0.5%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%
5.000%	06/30/27		EUR	1,278	$1,492,553
Silgan Holdings, Inc.,
Gtd. Notes
2.250%	06/01/28		EUR	2,100	2,372,689
Verallia SA (France),
Gtd. Notes
1.625%	05/14/28		EUR	2,500	2,912,833

					6,778,075

Pharmaceuticals — 2.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25			1,020	1,083,981
4.050%	11/21/39			5,135	5,886,278
4.500%	05/14/35			1,715	2,050,080
4.550%	03/15/35			2,040	2,438,965
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27			320	338,367
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	(a)		430	400,100
5.000%	02/15/29			250	221,875
5.250%	01/30/30			300	265,254
5.250%	02/15/31			250	220,577
6.125%	04/15/25			265	270,479
6.250%	02/15/29			1,150	1,094,251
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39			420	496,781
4.250%	10/26/49			210	259,757
5.000%	08/15/45			569	757,733
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28			1,320	1,500,583
4.500%	02/25/26			3,690	4,088,673
Sr. Unsec’d. Notes
3.200%	03/15/40			440	454,446
3.400%	03/15/50			265	276,407
3.400%	03/15/51			1,060	1,114,380
CVS Health Corp.,
Sr. Unsec’d. Notes
1.875%	02/28/31			765	734,032
2.700%	08/21/40			480	461,009
4.780%	03/25/38			270	328,986
5.050%	03/25/48			655	857,035
5.125%	07/20/45			565	734,639
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48			1,890	2,340,519
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26			3,745	3,973,645

SEE NOTES TO FINANCIAL STATEMENTS.

A158

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40		525	$528,657
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46		185	226,815
Viatris, Inc.,
Gtd. Notes
4.000%	06/22/50		1,280	1,368,449

				34,772,753

Pipelines — 2.0%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31		1,730	1,784,872
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30	(oo)	875	892,841
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26	(oo)	1,325	1,359,933
Sr. Unsec’d. Notes
5.000%	05/15/50		280	322,403
5.150%	03/15/45		55	62,411
5.300%	04/15/47		120	138,283
5.400%	10/01/47		55	64,868
6.125%	12/15/45		90	112,353
6.250%	04/15/49		1,400	1,830,822
Enterprise Products Operating LLC,
Gtd. Notes
3.200%	02/15/52		870	854,822
3.700%	01/31/51		130	136,837
4.900%	05/15/46		2,110	2,566,692
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38		356	410,662
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	(a)	782	744,428
3.600%	02/15/51		1,158	1,171,007
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.200%	03/15/45		1,000	1,054,604
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38		970	1,091,434
5.200%	03/01/47		115	140,739
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27	(a)	225	250,356
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37		1,250	1,674,883
ONEOK, Inc.,
Gtd. Notes
4.500%	03/15/50		2,685	2,979,772
4.950%	07/13/47		450	524,344

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
4.680%	02/15/45			1,900	$2,228,382
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
7.500%	10/01/25			1,150	1,246,089
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29			105	109,296
4.125%	08/15/31			105	112,036
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.450%	04/01/44			575	686,997
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.900%	01/15/45			1,200	1,436,568

					25,988,734

Real Estate — 0.1%
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25			1,200	1,220,924

Real Estate Investment Trusts (REITs) — 0.7%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30			1,125	1,235,317
Diversified Healthcare Trust,
Gtd. Notes
9.750%	06/15/25			1,000	1,081,776
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A
4.625%	06/15/25			405	432,309
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
0.993%	10/15/26		EUR	675	764,843
3.500%	03/15/31	(a)		1,100	1,113,782
Realty Income Corp.,
Sr. Unsec’d. Notes
2.850%	12/15/32			525	546,055
Spirit Realty LP,
Gtd. Notes
2.700%	02/15/32			2,190	2,172,465
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33			1,930	1,836,829

					9,183,376

Retail — 0.6%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A
4.000%	10/15/30	(a)		1,525	1,506,483
At Home Group, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/28			275	271,047

SEE NOTES TO FINANCIAL STATEMENTS.

A159

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	(a)		335	$315,500
Best Buy Co., Inc.,
Sr. Unsec’d. Notes
1.950%	10/01/30			495	475,928
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
2.650%	12/01/31			1,340	1,342,742
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
6.250%	10/30/25		EUR	1,600	1,869,295
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
1.750%	03/15/31	(a)		2,115	2,006,707
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25			454	463,787

					8,251,489

Savings & Loans — 0.1%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22	(a)		1,675	1,706,057

Semiconductors — 0.9%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35			3,509	3,527,274
3.187%	11/15/36			4,000	4,012,949
3.419%	04/15/33			1,250	1,304,963
NXP BV/NXP Funding LLC (China),
Gtd. Notes, 144A
4.625%	06/01/23			2,675	2,801,057

					11,646,243

Software — 0.2%
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26			850	887,700
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50			1,815	1,781,199
2.675%	06/01/60			435	433,142

					3,102,041

Telecommunications — 2.0%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33			1,216	1,190,848
3.500%	09/15/53			4,881	4,933,482
3.550%	09/15/55			972	973,795
3.650%	09/15/59			65	65,613
4.300%	02/15/30			485	546,421
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25			517	531,837

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sr. Sec’d. Notes, 144A
8.750%	05/25/24		200	$205,793
8.750%	05/25/24		997	1,024,410
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		500	483,487
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		230	237,476
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	(a)	850	912,121
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25		2,500	2,879,951
7.875%	09/15/23		2,000	2,206,766
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
4.375%	04/15/40		425	484,537
4.500%	04/15/50		3,080	3,608,692
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		3,285	3,117,946
3.400%	03/22/41		1,175	1,233,119
4.016%	12/03/29		120	134,506
4.500%	08/10/33		990	1,166,386

				25,937,186

Textiles — 0.0%
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes
3.850%	02/01/23		294	301,119

Transportation — 0.0%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34		100	114,359

Water — 0.1%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.450%	05/01/50		625	670,961

TOTAL CORPORATE BONDS (cost $471,009,062)				495,965,134

MUNICIPAL BONDS — 1.8%
California — 0.4%
Bay Area Toll Authority,
Taxable, Revenue Bonds, BABs, Series S3
6.907%	10/01/50		1,125	1,988,346
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39		1,550	2,444,618
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40		725	1,202,373

				5,635,337

SEE NOTES TO FINANCIAL STATEMENTS.

A160

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Colorado — 0.1%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	770	$1,217,659

Illinois — 0.4%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	1,380	2,063,758
State of Illinois,
General Obligation Unlimited, Series A
5.000%	10/01/22	20	20,685
General Obligation Unlimited, Series D
5.000%	11/01/22	2,650	2,750,777

			4,835,220

New Jersey — 0.4%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	1,175	1,855,733
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	2,050	3,335,885

			5,191,618

Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	695	924,595

Oregon — 0.1%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	615	825,893

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	800	1,142,137

Puerto Rico — 0.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	1,710	1,979,205

Texas — 0.0%
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	450	503,078

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	425	583,488

TOTAL MUNICIPAL BONDS (cost $16,202,871)			22,838,230

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.1%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	13	12,909

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bellemeade Re Ltd. ( Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	04/25/28		115	$114,501
Series 2018-03A,Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	10/25/28		568	567,551
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.552%(c)	04/25/29		268	267,712
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	10/25/29		31	30,640
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/29		700	700,000
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.101%(c)	08/26/30		269	270,957
Series 2020-03A, Class M1A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/30		85	85,052
Series 2020-03A, Class M1B, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	10/25/30		215	215,982
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.802%(c)	10/25/30		275	281,659
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
1.450%(c)	09/25/31		200	198,744
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%
2.050%(c)	09/12/26	^	3,677	3,677,312
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	08/29/22		4,277	4,264,556
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
2.911%(cc)	09/25/47		295	284,139
Connecticut Avenue Securities Trust,
Series 2019-R04, Class 2M2, 144A,1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.202%(c)	06/25/39		79	78,779
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.203%(c)	10/25/39		203	203,650
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
3.023%(cc)	08/25/60		411	413,668
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.802%(c)	11/25/28		585	585,019

SEE NOTES TO FINANCIAL STATEMENTS.

A161

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued )
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.902%(c)	04/25/29	180	$180,470
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)
4.602%(c)	10/25/30	176	175,761
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
2.200%(c)	10/25/33	605	607,431
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
2.750%(c)	10/25/33	940	955,603
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
3.500%(c)	04/25/34	910	909,910
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.502%(c)	05/25/30	456	463,076
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.253%(c)	10/25/30	286	289,419
Fannie Mae REMICS,
Series 2011-116, Class ZA
3.500%	11/25/41	2,066	2,190,780
Series 2012-34, Class EB
4.000%	04/25/42	1,575	1,786,707
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.050%(c)	11/25/50	900	939,815
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
2.650%(c)	11/25/50	3,961	4,001,351
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
3.450%(c)	08/25/33	3,035	3,117,633
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
3.700%(c)	11/25/41	755	766,749
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	02/25/50	852	855,283
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.203%(c)	06/25/50	205	211,461
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	06/25/50	73	72,933
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.103%(c)	08/25/50	1,570	1,651,705
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	219	219,655

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.850%(c)	10/25/50	670	$709,287
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.850%(c)	10/25/50	354	357,021
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)
3.203%(c)	03/25/50	58	58,263
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.703%(c)	07/25/50	526	527,892
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	09/25/50	320	333,287
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.253%(c)	09/25/50	73	73,193
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
3.100%(c)	01/25/34	590	592,600
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
1.700%(c)	01/25/34	390	391,670
Series 2021-HQA01, Class M2, 144A, 30 Day Average SOFR + 2.250% (Cap N/A, Floor 0.000%)
2.300%(c)	08/25/33	4,200	4,227,781
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
3.400%(c)	09/25/41	540	537,311
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	09/25/41	1,020	1,019,363
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)
3.800%(c)	12/25/41	260	261,464
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
2.400%(c)	12/25/41	700	701,753
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.853%(c)	09/25/48	3	2,881
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.753%(c)	01/25/49	222	224,319
Freddie Mac REMICS,
Series 4289, Class WZ
3.000%	01/15/44	802	844,605
Series 4768, Class GA
3.500%	09/15/45	723	747,227
Series 4768, Class VB
3.500%	06/15/38	182	183,078
Series 4939, Class KT
3.000%	07/15/48	651	672,218

SEE NOTES TO FINANCIAL STATEMENTS.

A162

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GCAT Asset-Backed Notes, Series 2021-01, Class A1, 144A
2.487%	11/25/49	3,639	$3,631,841
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	01/26/37	315	313,203
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	10/25/28	151	150,927
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.752%(c)	05/25/29	179	179,316
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.352%(c)	10/25/30	348	349,043
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
4.252%(c)	10/25/30	200	202,357
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
1.650%(c)	01/25/34	530	528,689
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.850%(c)	01/25/34	815	808,927
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	503	503,539
Series 2020-GS01, Class A1, 144A
2.882%	10/25/59	1,120	1,123,675
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	730	733,617
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR +1.300% (Cap N/A, Floor 1.600%)
1.399%(c)	09/15/22	11,580	11,558,306
Series 2021-09, 144A, 1 Month LIBOR + 1.300%
1.404%(c)	07/15/22^	6,100	6,100,000
Series 2021-EBO03, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.849%(c)	03/31/23	3,430	3,434,617
Series 2021-EBO03, Class A2, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.849%(c)	03/31/23	3,600	3,605,592
Series 2021-EBO06, Class A1X, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.699%(c)	02/16/22	4,433	4,430,643
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.853%(c)	01/25/48	596	596,177
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.652%(c)	07/25/28	103	103,277

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	07/25/29	46	$46,393
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	10/25/30	225	225,420
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
2.950%(c)	04/25/34	900	892,530
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.502%(c)	03/25/28	27	27,094
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
2.802%(c)	03/25/28	360	360,000
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.052%(c)	01/25/30	500	496,349
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.552%(c)	01/25/30	1,500	1,475,422
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.702%(c)	10/25/30	144	144,009
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
1.898%(c)	11/25/31	770	770,905
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
3.748%(c)	11/25/31	900	906,698
Station Place Securitization Trust,
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	06/20/22	3,410	3,412,943
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
2.431%(cc)	02/25/34	209	210,940
Series 2004-18, Class 3A1
2.413%(cc)	12/25/34	1,311	1,317,564
ZH Trust,
Series 2021-01, Class A, 144A
2.253%	02/18/27	410	407,276

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $92,594,627)			93,161,074

SOVEREIGN BONDS — 3.2%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes
4.400%	03/09/23	2,000	2,009,507
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30	570	568,575

SEE NOTES TO FINANCIAL STATEMENTS.

A163

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		1,124	$1,170,683
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.500%	05/30/29		725	742,511
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.500%	01/28/26		250	261,818
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28		575	642,795
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/16/26	EUR	300	330,269
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,500	2,308,678
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24		290	315,281
Sr. Unsec’d. Notes, 144A
3.125%	09/21/51		370	364,333
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.100%	03/12/33	EUR	410	450,338
1.450%	09/18/26	EUR	375	441,494
3.375%	07/30/25	EUR	3,125	3,911,923
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	1,250	1,653,141
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.500%	05/23/24		1,000	1,035,447
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
3.375%	09/27/23		600	625,411
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		600	609,386
2.625%	04/20/22		1,000	1,006,610
3.000%	03/12/24		600	625,481
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.625%	02/01/22		1,000	1,004,618
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.750%	03/16/25		450	476,833
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		780	1,054,435
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	204,462
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,995	3,366,824
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		4,730	5,853,690

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35		EUR	1,156	$1,425,574
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35		EUR	940	1,159,204
4.125%	03/11/39		EUR	254	309,397
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	04/17/25			675	727,185
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29		EUR	442	487,033
3.125%	05/15/27		EUR	237	287,597
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33		EUR	610	646,164
2.125%	12/01/30			1,435	1,345,720
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			600	605,138
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/22			920	911,660
8.994%	02/01/24			200	199,493
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30		EUR	1,090	996,984
7.750%	09/01/22			930	921,569
8.994%	02/01/24			200	199,493
9.750%	11/01/28			400	404,824
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55			500	656,252

TOTAL SOVEREIGN BONDS (cost $40,260,435)					42,317,830

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
Federal Home Loan Mortgage Corp.
3.500%	02/01/47			952	1,013,976
5.500%	10/01/33			442	505,098
5.500%	06/01/34			3	3,887
6.000%	11/01/33			68	75,218
6.000%	05/01/34			46	51,095
6.000%	06/01/34			70	76,946
6.250%	07/15/32	(k)		830	1,194,669
6.500%	07/01/32			10	10,716
6.500%	07/01/32			16	18,160
6.500%	08/01/32			23	25,605
6.500%	08/01/32			24	26,582
6.500%	08/01/32			26	28,574
6.500%	09/01/32			28	31,268
6.500%	09/01/32			76	83,707
6.750%	03/15/31			600	860,136
Federal National Mortgage Assoc.
2.500%	TBA			6,000	6,121,435
3.000%	TBA			5,000	5,172,199
4.500%	08/01/40			1,087	1,201,745
5.500%	02/01/33			6	6,375
5.500%	02/01/33			9	9,993
5.500%	03/01/33			15	17,339

SEE NOTES TO FINANCIAL STATEMENTS.

A164

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	03/01/33		25	$28,190
5.500%	03/01/33		28	32,153
5.500%	04/01/33		3	3,901
5.500%	04/01/33		17	19,425
5.500%	04/01/33		21	23,561
5.500%	04/01/33		24	26,690
5.500%	07/01/33		15	16,373
5.500%	07/01/33		21	23,207
5.500%	08/01/33		14	15,813
5.500%	02/01/34		19	21,823
5.500%	04/01/34		14	15,739
5.500%	06/01/34		26	28,832
6.000%	10/01/33		2	1,743
6.000%	10/01/33		175	195,967
6.000%	03/01/34		49	54,275
6.000%	02/01/35		132	151,978
6.000%	11/01/36		30	34,278
6.250%	05/15/29	(k)	535	710,718
6.500%	08/01/32		73	80,523
6.500%	09/01/32		76	84,806
6.500%	09/01/32		112	128,921
6.500%	10/01/32		51	57,226
6.500%	04/01/33		92	106,217
6.500%	11/01/33		3	3,199
6.625%	11/15/30	(k)	530	747,786
7.000%	05/01/32		51	53,972
7.000%	06/01/32		4	4,432
7.125%	01/15/30		785	1,112,687
Government National Mortgage Assoc.
3.500%	01/20/48		149	156,575
4.000%	02/20/49		323	341,229
5.500%	01/15/33		40	45,905
5.500%	02/15/33		24	26,536
5.500%	05/15/33		106	116,728
5.500%	05/15/33		155	170,671
5.500%	06/15/33		159	177,606
5.500%	09/15/33		52	57,260
5.500%	07/15/35		36	41,960
6.000%	12/15/32		82	95,728
6.000%	11/15/33		31	35,971
6.000%	01/15/34		7	8,097
6.000%	06/20/34		210	241,549
6.000%	11/15/34		289	332,363
6.500%	09/15/32		31	34,490
6.500%	09/15/32		111	122,322
6.500%	09/15/32		127	140,083
6.500%	11/15/33		82	90,329

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $21,888,485)				22,554,560

U.S. TREASURY OBLIGATIONS — 10.0%
U.S. Treasury Bonds
1.750%	08/15/41		1,190	1,152,998
2.000%	11/15/41		3,185	3,220,334
2.000%	08/15/51		11,765	12,011,330
2.250%	05/15/41	(h)	65,845	69,116,673
2.500%	02/15/46	(k)	2,650	2,929,078
2.500%	05/15/46	(k)	965	1,067,230

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.000%	05/15/45	(k)	4,065	$4,866,567
3.000%	02/15/48		13,300	16,246,781
3.125%	02/15/43	(k)	3,095	3,731,893
3.625%	08/15/43		725	940,801
U.S. Treasury Strips Coupon
1.467%(s)	11/15/41		500	330,059
2.056%(s)	11/15/38		130	93,199
2.071%(s)	08/15/41		150	99,721
2.208%(s)	05/15/39		3,425	2,422,920
2.335%(s)	08/15/44		2,500	1,560,644
2.364%(s)	05/15/45		3,420	2,101,964
2.377%(s)	08/15/45		1,250	765,625
2.387%(s)	05/15/43		4,015	2,567,404
2.395%(s)	11/15/43		619	392,267
2.423%(s)	11/15/40		430	292,131
2.423%(s)	05/15/44		7,225	4,538,768
3.176%(s)	08/15/40		120	81,909

TOTAL U.S. TREASURY OBLIGATIONS
(cost $129,128,676)				130,530,296

			Shares

COMMON STOCKS — 0.6%
Gas Utilities — 0.1%
Ferrellgas Partners LP (Class B Stock)			6,372	1,529,280

Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp.(a)			89,905	5,800,670
Chesapeake Energy Corp. Backstop Commitment			517	33,357

				5,834,027

TOTAL COMMON STOCKS
(cost $3,076,094)				7,363,307

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Citigroup Capital XIII, 6.499%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40			45,000	1,255,500

Capital Markets — 0.1%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)			35,000	1,001,350

TOTAL PREFERRED STOCKS
(cost $2,000,000)				2,256,850

			Units

WARRANTS* — 0.0%
Chemicals
TPC Group, Inc., expiring 08/01/24 (original cost $0; purchased 02/02/21)^(f)			315,256	1,482

(cost $0)
TOTAL LONG-TERM INVESTMENTS
(cost $1,251,645,227)				1,294,545,186

SEE NOTES TO FINANCIAL STATEMENTS.

A165

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS

	Shares	Value

SHORT-TERM INVESTMENTS — 3.8%

AFFILIATED MUTUAL FUNDS — 3.8%
PGIM Core Ultra Short Bond Fund(wa)	10,819,602	$10,819,602
PGIM Institutional Money Market Fund (cost $38,604,596; includes $38,601,996 of cash collateral for securities on loan)(b)(wa)	38,642,600	38,615,550

TOTAL AFFILIATED MUTUAL FUNDS (cost $49,424,198)		49,435,152

OPTIONS PURCHASED*~ — 0.0% (cost $313,287)		123,654

TOTAL SHORT-TERM INVESTMENTS (cost $49,737,485)		49,558,806

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—103.1% (cost $1,301,382,712)		1,344,103,992

OPTIONS WRITTEN*~ — (0.0)% (premiums received $450,898)		(426,979)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—103.1% (cost $1,300,931,814)		1,343,677,013
Liabilities in excess of other assets(z) — (3.1)%		(40,616,547)

NET ASSETS — 100.0%		$1,303,060,466

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $10,251,657 and 0.8% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,900,820; cash collateral of $38,601,996 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

as of December 31, 2021

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,370,689. The aggregate value of $1,252,690 is 0.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1	(Q)	13,850	$—
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1	(Q)	3,760	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1	(Q)	3,760	—

SEE NOTES TO FINANCIAL STATEMENTS.

A166

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	3,760	$—
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	26,950	—
CDX.NA.IG.37.V1, 12/20/26	Call	Deutsche Bank AG	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	3,760	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,930	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	25,950	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	25,900	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	12,980	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	38,740	—
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	03/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,930	—
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	03/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,930	—
CDX.NA.HY.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	$100.50	CDX.NA.HY.37.V1(Q)	5.00%(Q)	3,700	3,280
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	0.55%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	13,850	4,756
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	0.55%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,760	1,291
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	01/19/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,760	914
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	02/16/22	0.55%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,760	3,521
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.55%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	1,930	1,807
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,760	2,890
CDX.NA.IG.37.V1, 12/20/26	Put	BNP ParibasS.A.	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	26,950	20,714
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	25,950	19,945
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	25,900	19,907
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	12,980	9,976
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	38,740	29,775

SEE NOTES TO FINANCIAL STATEMENTS.

A167

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	1,930	$2,439
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	03/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	1,930	2,439

Total Options Purchased (cost $313,287)								$123,654

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	01/19/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	13,850	$(12,232)
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	01/19/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,760	(3,321)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	01/19/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,760	(3,321)
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	02/16/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,760	(4,425)
CDX.NA.IG.37.V1, 12/20/26	Call	Deutsche Bank AG	02/16/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,760	(4,425)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	1,930	(2,271)
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	26,950	(54,699)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	25,950	(52,670)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	25,900	(52,568)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	12,980	(26,345)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	38,740	(78,629)
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	03/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	1,930	(4,212)
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	03/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	1,930	(4,212)
CDX.NA.HY.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	04/20/22	$103.50	5.00%(Q)	CDX.NA.HY.37.V1(Q)	3,700	(21,849)

SEE NOTES TO FINANCIAL STATEMENTS.

A168

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	0.70%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		13,850	$(1,177)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	0.70%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		3,760	(320)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	01/19/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		3,760	(249)
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	02/16/22	0.70%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		3,760	(1,303)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.70%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		1,930	(669)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.73%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		25,900	(7,823)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		3,760	(1,005)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		26,950	(7,202)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		25,950	(6,935)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		12,980	(3,469)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		38,740	(10,353)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.78%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		1,930	(971)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	03/16/22	0.78%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		1,930	(971)
GS_21-PJ2A^	Put	Goldman Sachs International	11/15/24	0.50%	0.50%(M)	GS_21-PJ2A(M)		7,830	(438)
GS_21-PJA††^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)		15,090	(728)
iTraxx.XO.36.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	5.00%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	2,930	(451)
iTraxx.XO.36.V1, 12/20/26	Put	Barclays Bank PLC	09/21/22	8.00%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	10,000	(36,395)
iTraxx.XO.36.V1, 12/20/26^	Put	Barclays Bank PLC	09/21/22	9.00%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	5,710	(21,341)

Total Options Written (premiums received $450,898)									$(426,979)

†† The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

SEE NOTES TO FINANCIAL STATEMENTS.

A169

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
2,077	5 Year U.S. Treasury Notes	Mar. 2022	$251,268,315	$701,001
662	10 Year U.S. Treasury Notes	Mar. 2022	86,370,313	244,437
238	10 Year U.S. Ultra Treasury Notes	Mar. 2022	34,852,125	245,499
351	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	69,190,875	1,089,908

				2,280,845

Short Positions:
1,546	2 Year U.S. Treasury Notes	Mar. 2022	337,293,720	297,423
103	5 Year Euro-Bobl	Mar. 2022	15,624,455	132,423
164	10 Year Euro-Bund	Mar. 2022	31,997,178	531,595
221	20 Year U.S. Treasury Bonds	Mar. 2022	35,456,688	(145,794)
69	Euro Schatz Index	Mar. 2022	8,800,685	14,011

				829,658

				$3,110,503

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real, Expiring 02/02/22	Citibank, N.A.	BRL 7,229	$1,280,617	$1,287,818	$7,201	$—
Chilean Peso, Expiring 03/16/22	Morgan Stanley & Co. International PLC	CLP 834,869	978,342	968,585	—	(9,757)
Euro, Expiring 01/12/22	Goldman Sachs International	EUR 564	639,755	642,363	2,608	—
Hungarian Forint, Expiring 01/19/22	Goldman Sachs International	HUF 201,022	645,312	618,445	—	(26,867)
Mexican Peso, Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN 7,990	368,214	385,051	16,837	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN 7,990	368,588	385,052	16,464	—
New Zealand Dollar, Expiring 01/19/22	Goldman Sachs International	NZD 1,620	1,162,690	1,109,606	—	(53,084)
Polish Zloty, Expiring 01/19/22	Goldman Sachs International	PLN 2,565	645,312	635,764	—	(9,548)

			$6,088,830	$6,032,684	43,110	(99,256)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar, Expiring 01/12/22	Citibank, N.A.	AUD 559	$404,333	$406,977	$—	$(2,644)
British Pound, Expiring 01/12/22	HSBC Bank PLC	GBP 10,998	14,717,190	14,885,716	—	(168,526)
Euro, Expiring 01/12/22	BNP Paribas S.A.	EUR 100,381	113,145,061	114,310,543	—	(1,165,482)
South African Rand, Expiring 03/16/22	Barclays Bank PLC	ZAR 6,822	426,130	423,562	2,568	—

SEE NOTES TO FINANCIAL STATEMENTS.

A170

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.), Expiring 03/16/22	The Toronto-Dominion Bank	ZAR 4,710	$ 291,935	$ 292,398	$—	$(463)

			$ 128,984,649	$ 130,319,196	2,568	(1,337,115)

					$45,678	$(1,436,371)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJ2A	01/14/22	0.500%(M)	7,830	*	$3,372	$(731)	$4,103	Goldman Sachs International
GS_21-PJA††	01/14/22	0.250%(M)	15,090	*	3,248	(705)	3,953	Goldman Sachs International

					$6,620	$(1,436)	$8,056

†† The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/26	0.250%(Q)	1,635	$(3,852)	$(3,201)	$(651)	Deutsche Bank AG
United Mexican States	06/20/23	1.000%(Q)	665	(7,193)	1,433	(8,626)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	655	(7,085)	3,576	(10,661)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	220	(2,380)	1,345	(3,725)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	220	(2,380)	1,235	(3,615)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	215	(2,325)	436	(2,761)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	115	(1,243)	248	(1,491)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	160	(2,500)	669	(3,169)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	130	(2,031)	651	(2,682)	Citibank, N.A.

				$(30,989)	$6,392	$(37,381)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,205	1.518%	$(16,018)	$(21,804)	$5,786	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)	550	1.518%	(3,996)	(10,529)	6,533	Citibank,N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	545	1.518%	(3,959)	(12,524)	8,565	Citibank,N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	185	1.518%	(1,344)	(4,357)	3,013	Citibank,N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	185	1.518%	(1,344)	(4,278)	2,934	Citibank,N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	180	1.518%	(1,308)	(3,462)	2,154	Citibank,N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	90	1.518%	(654)	(1,722)	1,068	Citibank,N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	160	2.184%	(5,402)	(8,966)	3,564	Citibank,N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	130	2.184%	(4,389)	(7,370)	2,981	Citibank,N.A.
Republic of France	12/20/26	0.250%(Q)	1,635	0.204%	3,852	12,670	(8,818)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A171

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Italy	09/20/22	1.000%(Q)	815	0.228%	$4,857	$5,463	$(606)	Bank of America, N.A.
Republic of Italy	09/20/23	1.000%(Q)	815	0.399%	8,740	12,291	(3,551)	Bank of America, N.A.
State of Illinois	06/20/24	1.000%(Q)	580	0.800%	3,002	(3,628)	6,630	Citibank, N.A.

					$(17,963)	$(48,216)	$30,253

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	80	$(1,901)	$(1,980)	$(79)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
1,990	01/12/26	2.185%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$ (161,184)	$ (161,184)

SEE NOTES TO FINANCIAL STATEMENTS.

A172

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Inflation swap agreements outstanding at December 31, 2021 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements (cont’d):
1,130	01/13/31	2.229%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	$—	$(112,669)	$(112,669)
3,400	01/13/31	2.230%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(338,634)	(338,634)
2,430	04/07/31	2.469%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(173,249)	(173,249)
830	04/09/31	2.435%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(62,172)	(62,172)
1,670	04/09/31	2.447%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(122,796)	(122,796)
1,705	04/13/31	2.445%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(125,627)	(125,627)
1,030	04/13/31	2.450%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(75,325)	(75,325)
1,040	04/14/31	2.450%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(75,906)	(75,906)
1,010	04/15/31	2.460%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(72,550)	(72,550)
1,945	04/15/31	2.465%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(138,641)	(138,641)

				$—	$(1,458,753)	$(1,458,753)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
BRL	12,664	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	$ —	$(196,171)	$(196,171)
BRL	23,370	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(416,956)	(416,956)
BRL	25,186	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(450,758)	(450,758)
BRL	39,452	01/02/25	6.359%(T)	1 Day BROIS(2)(T)	—	(703,013)	(703,013)
BRL	7,043	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	(58,995)	(58,995)
BRL	18,662	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	(156,937)	(156,937)
BRL	8,496	01/04/27	6.845%(T)	1 Day BROIS(2)(T)	—	(216,592)	(216,592)
BRL	8,006	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(200,989)	(200,989)
BRL	14,270	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(359,105)	(359,105)
CLP	180,000	01/25/26	1.634%(S)	1 Day CLOIS(2)(S)	—	(29,178)	(29,178)
CLP	3,000,000	01/20/28	2.090%(S)	1 Day CLOIS(2)(S)	—	(606,160)	(606,160)
CLP	3,181,000	01/22/29	2.292%(S)	1 Day CLOIS(2)(S)	—	(684,988)	(684,988)
COP	3,909,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	(38,711)	(38,711)
COP	6,724,755	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	(64,195)	(64,195)
COP	18,811,000	02/03/26	3.080%(Q)	1 Day COOIS(2)(Q)	—	(507,291)	(507,291)
COP	2,761,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	(51,706)	(51,706)
COP	1,932,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	(35,886)	(35,886)
COP	4,156,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	(78,124)	(78,124)
GBP	635	05/08/23	0.950%(A)	1 Day SONIA(1)(A)	(14,468)	(5,146)	9,322
GBP	3,946	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(184,608)	(18,017)	166,591
GBP	977	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	25,167	25,167
GBP	2,100	05/08/30	1.100%(A)	1 Day SONIA(1)(A)	(145,549)	(50,711)	94,838
GBP	767	05/08/31	1.150%(A)	1 Day SONIA(2)(A)	45,732	25,660	(20,072)
GBP	230	05/08/34	1.200%(A)	1 Day SONIA(1)(A)	(9,088)	(11,852)	(2,764)
HUF	99,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	(57,831)	(57,831)
HUF	1,171,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	(681,676)	(681,676)
HUF	340,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	(182,064)	(182,064)
MXN	36,985	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)	(73)	(90,289)	(90,216)
MXN	51,300	01/12/28	5.020%(M)	28 Day Mexican Interbank Rate(2)(M)	(34)	(299,991)	(299,957)
MXN	7,310	01/03/31	5.550%(M)	28 Day Mexican Interbank Rate(2)(M)	(30)	(46,939)	(46,909)
MXN	20,460	01/13/31	5.460%(M)	28 Day Mexican Interbank Rate(2)(M)	(25)	(138,152)	(138,127)
MXN	72,900	01/15/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	(90)	(494,898)	(494,808)
MXN	19,550	01/03/33	5.715%(M)	28 Day Mexican Interbank Rate(2)(M)	(31)	(138,628)	(138,597)
MXN	5,485	12/28/35	6.000%(M)	28 Day Mexican Interbank Rate(2)(M)	(32)	(41,992)	(41,960)
NZD	2,100	02/14/30	1.522%(S)	3 Month BBR(2)(Q)	—	(108,940)	(108,940)
NZD	1,220	01/19/31	1.090%(S)	3 Month BBR(2)(Q)	—	(101,532)	(101,532)
NZD	4,670	01/19/31	1.096%(S)	3 Month BBR(2)(Q)	1,928	(386,938)	(388,866)

SEE NOTES TO FINANCIAL STATEMENTS.

A173

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NZD	1,630	01/26/31	1.097%(S)	3 Month BBR(2)(Q)	$—	$(135,256)	$(135,256)
NZD	2,495	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	—	(91,686)	(91,686)
PLN	1,060	01/19/31	1.200%(A)	6 Month WIBOR(2)(S)	543	(44,469)	(45,012)
PLN	17,070	01/21/31	1.170%(A)	6 Month WIBOR(2)(S)	(14,188)	(727,052)	(712,864)
PLN	6,250	03/16/31	1.760%(A)	6 Month WIBOR(2)(S)	4,318	(188,729)	(193,047)
PLN	3,220	08/02/31	1.650%(A)	6 Month WIBOR(2)(S)	—	(116,150)	(116,150)
ZAR	19,600	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(1,010)	36,955	37,965
ZAR	36,800	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(9,462)	66,136	75,598
ZAR	19,800	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	459	44,863	44,404
ZAR	22,200	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(170)	67,591	67,761
ZAR	14,700	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(118)	48,276	48,394
ZAR	58,300	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	307,032	307,032
ZAR	6,400	03/27/30	9.150%(Q)	3 Month JIBAR(2)(Q)	(111)	52,059	52,170
ZAR	12,600	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(45)	84,203	84,248
ZAR	29,700	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(503)	283,770	284,273
ZAR	61,200	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(1,469)	(1,801)	(332)
ZAR	26,100	01/15/31	6.765%(Q)	3 Month JIBAR(2)(Q)	(45,525)	(44,662)	863
ZAR	21,000	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	16,339	34,550	18,211
ZAR	11,100	10/28/31	7.780%(Q)	3 Month JIBAR(2)(Q)	(3,167)	24,122	27,289

					$(360,477)	$(7,960,772)	$(7,600,295)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
U.S. Treasury Bonds(T)	1 Day USOIS +4.5bps(T)	Goldman Sachs International	2/03/22	4,046	$14,951	$—	$14,951

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$40,017	$(83,277)	$66,235	$(50,356)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$11,647,628

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$11,878,538	$—
Collateralized Loan Obligations	—	241,481,106	—
Consumer Loans	—	13,759,433	—
Credit Cards	—	3,026,805	—
Home Equity Loans	—	458,296	—
Other	—	2,462,871	—
Residential Mortgage-Backed Securities	—	8,675,571	—
Student Loans	—	14,290,193	—
Bank Loans	—	13,801,650	488,750
Commercial Mortgage-Backed Securities	—	167,233,210	—
Corporate Bonds	—	495,965,134	—
Municipal Bonds	—	22,838,230	—
Residential Mortgage-Backed Securities	—	83,383,762	9,777,312
Sovereign Bonds	—	42,317,830	—
U.S. Government Agency Obligations	—	22,554,560	—
U.S. Treasury Obligations	—	130,530,296	—
Common Stocks	5,800,670	1,562,637	—
Preferred Stocks	2,256,850	—	—
Warrants	—	—	1,482
Short-Term Investments
Affiliated Mutual Funds	49,435,152	—	—
Options Purchased	—	123,654	—

Total	$57,492,672	$1,276,343,776	$10,267,544

Liabilities
Options Written	$—	$(404,472)	$(22,507)

Other Financial Instruments*
Assets
Futures Contracts	$3,256,297	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	45,678	—
OTC Credit Default Swap Agreements	—	20,451	6,620
Centrally Cleared Interest Rate Swap Agreements	—	1,344,126	—
OTC Total Return Swap Agreement	—	14,951	—

Total	$3,256,297	$1,425,206	$6,620

Liabilities
Futures Contracts	$(145,794)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,436,371)	—
Centrally Cleared Credit Default Swap Agreement	—	(79)	—
OTC Credit Default Swap Agreements	—	(69,403)	—
Centrally Cleared Inflation Swap Agreements	—	(1,458,753)	—
Centrally Cleared Interest Rate Swap Agreements	—	(8,944,421)	—

Total	$(145,794)	$(11,909,027)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation)on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

SEE NOTES TO FINANCIAL STATEMENTS.

A175

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Collateralized Loan Obligations	18.5%
Commercial Mortgage-Backed Securities	12.8
Banks	10.2
U.S. Treasury Obligations	10.0
Residential Mortgage-Backed Securities	7.8
Affiliated Mutual Funds (3.0% represents investments purchased with collateral from securities on loan)	3.8
Sovereign Bonds	3.2
Pharmaceuticals	2.9
Electric	2.6
Oil & Gas	2.5
Telecommunications	2.1
Media	2.1
Pipelines	2.0
Municipal Bonds	1.8
U.S. Government Agency Obligations	1.7
Chemicals	1.2
Student Loans	1.1
Consumer Loans	1.1
Insurance	1.0
Foods	1.0
Commercial Services	1.0
Retail	0.9
Auto Manufacturers	0.9
Automobiles	0.9
Aerospace & Defense	0.9
Semiconductors	0.9
Healthcare-Services	0.8
Real Estate Investment Trusts (REITs)	0.7
Airlines	0.5
Packaging & Containers	0.5
Oil, Gas & Consumable Fuels	0.5
Engineering & Construction	0.4
Healthcare-Products	0.4
Lodging	0.4
Beverages	0.3

Diversified Financial Services	0.3%
Software	0.3
Gas	0.3
Credit Cards	0.2
Entertainment	0.2
Agriculture	0.2
Auto Parts & Equipment	0.2
Building Materials	0.2
Other	0.2
Multi-National	0.2
Home Builders	0.2
Mining	0.2
Savings & Loans	0.1
Gas Utilities	0.1
Real Estate	0.1
Electrical Components & Equipment	0.1
Electronics	0.1
Computers	0.1
Capital Markets	0.1
Housewares	0.1
Water	0.1
Oil & Gas Services	0.1
Home Equity Loans	0.0	*
Textiles	0.0	*
Environmental Control	0.0	*
Machinery-Construction & Mining	0.0	*
Options Purchased	0.0	*
Transportation	0.0	*

	103.1
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.1)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
			Due from/to broker-variation
Credit contracts	—	$—	margin swaps	$79	*
	Premiums paid for OTC swap		Premiums received for OTC swap
Credit contracts	agreements	40,017	agreements	83,277
			Options written outstanding, at
Credit contracts	Unaffiliated investments	123,654	value	426,979
	Unrealized appreciation on OTC		Unrealized depreciation on OTC
Credit contracts	swap agreements	51,284	swap agreements	50,356

SEE NOTES TO FINANCIAL STATEMENTS.

A176

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
	Unrealized appreciation on OTC forward foreign currency			Unrealized depreciation on OTC forward foreign currency
Foreign exchange contracts	exchange contracts	$45,678		exchange contracts	$1,436,371
	Due from/to broker-variation			Due from/to broker-variation
Interest rate contracts	margin futures	3,256,297	*	margin futures	145,794	*
	Due from/to broker-variation			Due from/to broker-variation
Interest rate contracts	margin swaps	1,344,126	*	margin swaps	10,403,174	*
	Unrealized appreciation on OTC
Interest rate contracts	swap agreements	14,951		—	—

		$4,876,007			$12,546,030

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(277,252)	$343,700	$—	$—	$(156,999)
Foreign exchange contracts	—	—	—	6,960,540	—
Interest rate contracts	—	—	(19,517,452)	—	346,965

Total	$(277,252)	$343,700	$(19,517,452)	$6,960,540	$189,966

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(189,633)	$23,919	$—	$—	$(550,548)
Foreign exchange contracts	—	—	—	677,992	—
Interest rate contracts	—	—	4,865,014	—	(11,973,911)

Total	$(189,633)	$23,919	$4,865,014	$677,992	$(12,524,459)

(2)	Included in net change in unrealized appreciation (depreciation)on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$113,972	$117,699,078	$449,574,338	$534,128,135	$59,967,667

SEE NOTES TO FINANCIAL STATEMENTS.

A177

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$157,642,823	$3,166	$133,794,993	$38,525,530

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$29,091,000	$1,349,566	$12,212,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$37,900,820	$(37,900,820)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$17,754	$(4,157)	$13,597	$(13,402)	$195
Barclays Bank PLC	7,897	(68,349)	(60,452)	—	(60,452)
BNP Paribas S.A.	25,470	(1,240,792)	(1,215,322)	962,343	(252,979)
Citibank, N.A.	54,236	(96,210)	(41,974)	—	(41,974)
Credit Suisse International	5,786	(21,804)	(16,018)	16,018	—
Deutsche Bank AG	16,191	(18,398)	(2,207)	—	(2,207)
Goldman Sachs International	28,968	(100,854)	(71,886)	—	(71,886)
HSBC Bank PLC	—	(168,526)	(168,526)	—	(168,526)
Morgan Stanley & Co. International PLC	119,282	(277,430)	(158,148)	—	(158,148)
The Toronto-Dominion Bank	—	(463)	(463)	—	(463)

	$275,584	$(1,996,983)	$(1,721,399)	$964,959	$(756,440)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A178

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $37,900,820:
Unaffiliated investments (cost $1,251,958,514)	$1,294,668,840
Affiliated investments (cost $49,424,198)	49,435,152
Foreign currency, at value (cost $1,404,501)	1,414,485
Cash	660,987
Dividends and interest receivable	8,326,669
Receivable for investments sold	5,113,072
Due from broker-variation margin futures	597,506
Receivable for Portfolio shares sold	485,401
Due from broker-variation margin swaps	91,546
Unrealized appreciation on OTC swap agreements	66,235
Unrealized appreciation on OTC forward foreign currency exchange contracts	45,678
Premiums paid for OTC swap agreements	40,017
Prepaid expenses and other assets	72,136

Total Assets	1,361,017,724

LIABILITIES
Payable to broker for collateral for securities on loan	38,601,996
Payable for investments purchased	16,654,287
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,436,371
Management fee payable	443,562
Options written outstanding, at value (premiums received $450,898)	426,979
Accrued expenses and other liabilities	158,575
Payable for Portfolio shares purchased	98,939
Premiums received for OTC swap agreements	83,277
Unrealized depreciation on OTC swap agreements	50,356
Distribution fee payable	1,096
Affiliated transfer agent fee payable	980
Trustees’ fees payable	840

Total Liabilities	57,957,258

NET ASSETS	$1,303,060,466

Net assets were comprised of:
Partners’ Equity	$1,303,060,466

Class I:
Net asset value and redemption price per share, $1,297,574,696 / 82,849,854 outstanding shares of beneficial interest	$15.66

Class III:
Net asset value and redemption price per share, $5,485,770 / 350,850 outstanding shares of beneficial interest	$15.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $13,287 foreign withholding tax)	$38,125,747
Unaffiliated dividend income (net of $43 foreign withholding tax)	222,643
Affiliated dividend income	40,278
Income from securities lending, net (including affiliated income of $26,283)	40,094

Total income	38,428,762

EXPENSES
Management fee	5,173,336
Distribution fee—Class III	4,040
Custodian and accounting fees	118,543
Audit fee	57,100
Shareholders’ reports	33,438
Legal fees and expenses	29,096
Trustees’ fees	25,880
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	39,620

Total expenses	5,491,735

NET INVESTMENT INCOME (LOSS)	32,937,027

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(6,817))	13,851,537
Futures transactions	(19,517,452)
Forward and cross currency contract transactions	6,960,540
Options written transactions	343,700
Swap agreements transactions	189,966
Foreign currency transactions	473,171

2,301,462

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,038))	(37,356,416)
Futures	4,865,014
Forward and cross currency contracts	677,992
Options written	23,919
Swap agreements	(12,524,459)
Foreign currencies	130,539

(44,183,411)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(41,881,949)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,944,922)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$32,937,027	$36,939,115
Net realized gain (loss) on investment and foreign currency transactions	2,301,462	(715,016)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(44,183,411)	64,021,649

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,944,922)	100,245,748

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	111,700,386	108,389,140
Portfolio shares purchased	(92,303,055)	(106,131,559)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	19,397,331	2,257,581

TOTAL INCREASE (DECREASE)	10,452,409	102,503,329
NET ASSETS:
Beginning of year	1,292,608,057	1,190,104,728

End of year	$1,303,060,466	$1,292,608,057

SEE NOTES TO FINANCIAL STATEMENTS.

A179

PSF SMALL-CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.6%

COMMON STOCKS — 99.3%
Aerospace & Defense — 1.1%
AAR Corp.*(a)	31,711	$1,237,680
Aerojet Rocketdyne Holdings, Inc.(a)	71,095	3,324,402
AeroVironment, Inc.*	21,944	1,361,186
Kaman Corp.	26,492	1,143,130
Moog, Inc. (Class A Stock)	27,764	2,248,051
National Presto Industries, Inc.	4,819	395,303
Park Aerospace Corp.	18,394	242,801
Triumph Group, Inc.*	61,460	1,138,854

		11,091,407

Air Freight & Logistics — 0.8%
Atlas Air Worldwide Holdings, Inc.*(a)	25,590	2,408,531
Forward Air Corp.	25,636	3,104,263
Hub Group, Inc. (Class A Stock)*	32,220	2,714,213

		8,227,007

Airlines — 0.5%
Allegiant Travel Co.*	14,454	2,703,476
Hawaiian Holdings, Inc.*(a)	48,740	895,354
SkyWest, Inc.*	47,810	1,878,933

		5,477,763

Auto Components — 1.4%
American Axle & Manufacturing Holdings, Inc.*	108,480	1,012,118
Cooper-Standard Holdings, Inc.*(a)	16,050	359,681
Dorman Products, Inc.*	27,050	3,056,921
Gentherm, Inc.*	31,600	2,746,040
LCI Industries(a)	24,009	3,742,283
Motorcar Parts of America, Inc.*(a)	18,190	310,503
Patrick Industries, Inc.	21,360	1,723,538
Standard Motor Products, Inc.	18,119	949,254

		13,900,338

Automobiles — 0.2%
Winnebago Industries, Inc.(a)	31,821	2,384,029

Banks — 10.3%
Allegiance Bancshares, Inc.	17,910	755,981
Ameris Bancorp(a)	62,810	3,120,401
Banc of California, Inc.	51,430	1,009,057
BancFirst Corp.	17,920	1,264,435
Bancorp, Inc. (The)*	54,210	1,372,055
BankUnited, Inc.(a)	84,620	3,580,272
Banner Corp.	32,570	1,976,022
Berkshire Hills Bancorp, Inc.(a)	46,330	1,317,162
Brookline Bancorp, Inc.	73,722	1,193,559
Central Pacific Financial Corp.	26,650	750,730
City Holding Co.	14,364	1,174,832
Columbia Banking System, Inc.(a)	73,918	2,418,597
Community Bank System, Inc.	51,216	3,814,568
Customers Bancorp, Inc.*(a)	28,270	1,848,010
CVB Financial Corp.	121,140	2,593,607
Dime Community Bancshares, Inc.	31,518	1,108,173
Eagle Bancorp, Inc.	30,310	1,768,285
FB Financial Corp.	33,940	1,487,251
First Bancorp	32,760	1,497,787
First BanCorp. (Puerto Rico)	195,602	2,695,396

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
First Commonwealth Financial Corp.	90,280	$1,452,605
First Financial Bancorp	89,153	2,173,550
First Hawaiian, Inc.(a)	122,490	3,347,652
First Midwest Bancorp, Inc.	108,570	2,223,514
Great Western Bancorp, Inc.	52,410	1,779,844
Hanmi Financial Corp.	28,876	683,784
Heritage Financial Corp.	33,470	818,007
Hilltop Holdings, Inc.(a)	57,810	2,031,443
HomeStreet, Inc.	19,450	1,011,400
Hope Bancorp, Inc.(a)	114,334	1,681,853
Independent Bank Corp.(a)	45,096	3,676,677
Independent Bank Group, Inc.(a)	35,100	2,532,465
Investors Bancorp, Inc.	214,390	3,248,008
Lakeland Financial Corp.	23,990	1,922,559
Meta Financial Group, Inc.	30,070	1,793,976
National Bank Holdings Corp. (Class A Stock)	28,810	1,265,911
NBT Bancorp, Inc.	41,220	1,587,794
OFG Bancorp (Puerto Rico)(a)	47,420	1,259,475
Old National Bancorp(a)	157,717	2,857,832
Pacific Premier Bancorp, Inc.(a)	89,755	3,592,893
Park National Corp.(a)	13,720	1,883,893
Preferred Bank	13,030	935,424
Renasant Corp.	53,030	2,012,488
S&T Bancorp, Inc.	37,423	1,179,573
Seacoast Banking Corp. of Florida	55,510	1,964,499
ServisFirst Bancshares, Inc.	46,390	3,940,367
Simmons First National Corp. (Class A Stock)	109,106	3,227,355
Southside Bancshares, Inc.	30,666	1,282,452
Tompkins Financial Corp.	11,244	939,774
Triumph Bancorp, Inc.*	22,460	2,674,537
Trustmark Corp.	59,380	1,927,475
United Community Banks, Inc.	97,937	3,519,856
Veritex Holdings, Inc.	46,790	1,861,306
Westamerica BanCorp	25,470	1,470,383

		106,506,804

Beverages — 0.7%
Celsius Holdings, Inc.*(a)	36,210	2,700,180
Coca-Cola Consolidated, Inc.	4,405	2,727,532
MGP Ingredients, Inc.(a)	11,890	1,010,531
National Beverage Corp.(a)	22,110	1,002,246

		7,440,489

Biotechnology — 2.2%
Anika Therapeutics, Inc.*(a)	13,770	493,379
Avid Bioservices, Inc.*(a)	58,350	1,702,653
Coherus Biosciences, Inc.*(a)	60,640	967,814
Cytokinetics, Inc.*(a)	79,680	3,631,814
Eagle Pharmaceuticals, Inc.*	10,750	547,390
Emergent BioSolutions, Inc.*	45,450	1,975,712
Enanta Pharmaceuticals, Inc.*	17,040	1,274,251
Ligand Pharmaceuticals, Inc.*(a)	15,890	2,454,369
Myriad Genetics, Inc.*	75,940	2,095,944
Organogenesis Holdings, Inc.*(a)	59,850	553,014
REGENXBIO, Inc.*	35,810	1,170,987
Spectrum Pharmaceuticals, Inc.*	154,750	196,533
uniQure NV (Netherlands)*	34,290	711,175

SEE NOTES TO FINANCIAL STATEMENTS.

A180

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Vanda Pharmaceuticals, Inc.*	53,000	$831,570
Vericel Corp.*(a)	44,450	1,746,885
Xencor, Inc.*	55,600	2,230,672

		22,584,162

Building Products — 2.0%
AAON, Inc.	39,299	3,121,520
American Woodmark Corp.*	15,710	1,024,292
Apogee Enterprises, Inc.	24,098	1,160,319
Gibraltar Industries, Inc.*	31,008	2,067,613
Griffon Corp.	45,269	1,289,261
Insteel Industries, Inc.	18,440	734,096
PGT Innovations, Inc.*	56,700	1,275,183
Quanex Building Products Corp.	31,908	790,680
Resideo Technologies, Inc.*	137,310	3,574,179
UFP Industries, Inc.	58,752	5,405,772

		20,442,915

Capital Markets — 1.0%
B Riley Financial, Inc.(a)	15,200	1,350,672
Blucora, Inc.*	46,162	799,526
Brightsphere Investment Group, Inc.	35,460	907,776
Donnelley Financial Solutions, Inc.*	27,647	1,303,280
Greenhill & Co., Inc.	13,150	235,780
Piper Sandler Cos.(a)	13,425	2,396,497
StoneX Group, Inc.*	16,010	980,612
Virtus Investment Partners, Inc.	6,780	2,014,338
WisdomTree Investments, Inc.(a)	103,520	633,542

		10,622,023

Chemicals — 3.0%
AdvanSix, Inc.	26,660	1,259,685
American Vanguard Corp.	25,518	418,240
Balchem Corp.	30,793	5,191,700
Ferro Corp.*	78,310	1,709,507
FutureFuel Corp.	24,110	184,200
GCP Applied Technologies, Inc.*	51,050	1,616,243
Hawkins, Inc.	17,930	707,339
HB Fuller Co.	49,958	4,046,598
Innospec, Inc.	23,360	2,110,342
Koppers Holdings, Inc.*	20,170	631,321
Kraton Corp.*	30,540	1,414,613
Livent Corp.*(a)	153,480	3,741,842
Quaker Chemical Corp.(a)	12,748	2,941,983
Rayonier Advanced Materials, Inc.*	60,370	344,713
Stepan Co.	20,250	2,516,873
Tredegar Corp.	24,345	287,758
Trinseo PLC(a)	36,930	1,937,348

		31,060,305

Commercial Services & Supplies — 2.1%
ABM Industries, Inc.	63,873	2,609,212
Brady Corp. (Class A Stock)	46,142	2,487,054
CoreCivic, Inc.*	114,400	1,140,568
Deluxe Corp.	40,540	1,301,739
Harsco Corp.*	75,320	1,258,597
Healthcare Services Group, Inc.(a)	70,920	1,261,667
HNI Corp.	41,361	1,739,230

	Shares	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
Interface, Inc.	56,192	$896,262
KAR Auction Services, Inc.*	115,250	1,800,205
Matthews International Corp. (Class A Stock)	30,080	1,103,034
Pitney Bowes, Inc.	157,420	1,043,695
UniFirst Corp.	14,460	3,042,384
US Ecology, Inc.*	29,980	957,561
Viad Corp.*	19,517	835,133

		21,476,341

Communications Equipment — 1.4%
ADTRAN, Inc.	46,280	1,056,573
CalAmp Corp.*	34,150	241,099
Comtech Telecommunications Corp.	25,049	593,411
Digi International, Inc.*	32,434	796,903
Extreme Networks, Inc.*	123,540	1,939,578
Harmonic, Inc.*(a)	97,574	1,147,470
NETGEAR, Inc.*(a)	27,816	812,505
NetScout Systems, Inc.*	70,250	2,323,870
Plantronics, Inc.*(a)	40,650	1,192,671
Viavi Solutions, Inc.*	226,030	3,982,649

		14,086,729

Construction & Engineering — 1.1%
Arcosa, Inc.(a)	45,880	2,417,876
Comfort Systems USA, Inc.	34,194	3,383,154
Granite Construction, Inc.(a)	43,580	1,686,546
MYR Group, Inc.*	16,050	1,774,328
NV5 Global, Inc.*	11,270	1,556,612

		10,818,516

Consumer Finance — 0.9%
Encore Capital Group, Inc.*(a)	23,590	1,465,175
Enova International, Inc.*	34,629	1,418,404
EZCORP, Inc. (Class A Stock)*	50,511	372,266
Green Dot Corp. (Class A Stock)*	52,000	1,884,480
LendingTree, Inc.*	10,910	1,337,566
PRAGroup, Inc.*	41,387	2,078,041
World Acceptance Corp.*(a)	4,012	984,665

		9,540,597

Containers & Packaging — 0.2%
Myers Industries, Inc.	34,460	689,545
O-I Glass, Inc.*	149,150	1,794,274

		2,483,819

Diversified Consumer Services — 0.5%
Adtalem Global Education, Inc.*	47,350	1,399,666
American Public Education, Inc.*	17,713	394,114
Perdoceo Education Corp.*	66,670	784,039
Strategic Education, Inc.	21,510	1,244,139
WW International, Inc.*(a)	50,640	816,823

		4,638,781

Diversified Telecommunication Services — 0.4%
ATN International, Inc.	10,400	415,480
Cogent Communications Holdings, Inc.	40,250	2,945,495

SEE NOTES TO FINANCIAL STATEMENTS.

A181

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Consolidated Communications Holdings, Inc.*	68,470	$512,156
		3,873,131
Electrical Equipment — 0.4%
AZZ, Inc.	23,572	1,303,296
Encore Wire Corp.	19,261	2,756,249
Powell Industries, Inc.	8,492	250,429

		4,309,974

Electronic Equipment, Instruments & Components — 3.9%
Advanced Energy Industries, Inc.(a)	35,807	3,260,585
Arlo Technologies, Inc.*	80,154	840,816
Badger Meter, Inc.	27,814	2,963,860
Benchmark Electronics, Inc.	33,450	906,495
CTS Corp.	30,654	1,125,615
ePlus, Inc.*	25,620	1,380,406
Fabrinet (Thailand)*	35,170	4,166,590
FARO Technologies, Inc.*	17,314	1,212,326
Insight Enterprises, Inc.*(a)	33,175	3,536,455
Itron, Inc.*	42,970	2,944,304
Knowles Corp.*	87,320	2,038,922
Methode Electronics, Inc.	36,286	1,784,183
OSI Systems, Inc.*(a)	15,790	1,471,628
PC Connection, Inc.	10,390	448,121
Plexus Corp.*	26,790	2,568,893
Rogers Corp.*	17,681	4,826,913
Sanmina Corp.*	61,230	2,538,596
ScanSource, Inc.*	24,293	852,198
TTM Technologies, Inc.*(a)	101,789	1,516,656

		40,383,562

Energy Equipment & Services — 1.2%
Archrock, Inc.(a)	127,500	953,700
Bristow Group, Inc.*(a)	22,057	698,545
Core Laboratories NV(a)	44,060	982,979
DMC Global, Inc.*(a)	17,790	704,662
Dril-Quip, Inc.*	33,450	658,296
Helix Energy Solutions Group, Inc.*(a)	133,920	417,830
Helmerich & Payne, Inc.	102,640	2,432,568
Nabors Industries Ltd.*	7,336	594,876
Oceaneering International, Inc.*	94,940	1,073,771
Oil States International, Inc.*(a)	58,270	289,602
Patterson-UTI Energy, Inc.	204,600	1,728,870
ProPetro Holding Corp.*	80,380	651,078
RPC, Inc.*(a)	67,620	306,995
US Silica Holdings, Inc.*(a)	70,590	663,546

		12,157,318

Entertainment — 0.2%
Cinemark Holdings, Inc.*(a)	101,280	1,632,634
Marcus Corp. (The)*(a)	20,768	370,916

		2,003,550

Equity Real Estate Investment Trusts (REITs) — 7.4%
Acadia Realty Trust	84,105	1,836,012
Agree Realty Corp.(a)	66,280	4,729,741
Alexander &Baldwin, Inc.(a)	68,980	1,730,708

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
American Assets Trust, Inc.	50,030	$1,877,626
Armada Hoffler Properties, Inc.	58,520	890,674
Brandywine Realty Trust(a)	162,730	2,183,837
CareTrust REIT, Inc.(a)	92,275	2,106,638
Centerspace	13,580	1,506,022
Chatham Lodging Trust*	46,120	632,766
Community Healthcare Trust, Inc.	22,250	1,051,758
DiamondRock Hospitality Co.*	200,310	1,924,979
Diversified Healthcare Trust	227,030	701,523
Easterly Government Properties, Inc.(a)	81,940	1,878,065
Essential Properties Realty Trust, Inc.	115,630	3,333,613
Four Corners Property Trust, Inc.	73,579	2,163,958
Franklin Street Properties Corp.	90,372	537,713
GEO Group, Inc. ( The)( a)	116,120	899,930
Getty Realty Corp.	37,514	1,203,824
Global Net Lease, Inc.	98,560	1,505,997
Hersha Hospitality Trust*	31,290	286,929
Independence Realty Trust, Inc.(a)	99,290	2,564,661
Industrial Logistics Properties Trust	62,190	1,557,859
Innovative Industrial Properties, Inc.(a)	22,740	5,978,573
iStar, Inc.(a)	66,100	1,707,363
LTC Properties, Inc.(a)	37,456	1,278,748
LXP Industrial Trust(a)	268,956	4,201,093
NexPoint Residential Trust, Inc.	21,600	1,810,728
Office Properties Income Trust	46,060	1,144,130
Orion Office REIT, Inc.*	51,550	962,439
Retail Opportunity Investments Corp.	115,490	2,263,604
RPT Realty	80,150	1,072,407
Safehold, Inc.(a)	13,370	1,067,595
Saul Centers, Inc.	12,410	657,978
Service Properties Trust	156,990	1,379,942
SITE Centers Corp.	170,740	2,702,814
Summit Hotel Properties, Inc.*	101,260	988,298
Tanger Factory Outlet Centers, Inc.(a)	98,900	1,906,792
Uniti Group, Inc.	224,510	3,145,385
Universal Health Realty Income Trust	12,180	724,345
Urstadt Biddle Properties, Inc. (Class A Stock)	28,640	610,032
Veris Residential, Inc.*	76,120	1,399,086
Washington Real Estate Investment Trust(a)	80,520	2,081,442
Whitestone REIT	43,900	444,707
Xenia Hotels & Resorts, Inc.*(a)	108,630	1,967,289

		76,599,623

Food &Staples Retailing — 0.7%
Andersons, Inc. (The)	29,454	1,140,164
Chefs’ Warehouse, Inc. (The)*	31,010	1,032,633
PriceSmart, Inc.	22,810	1,669,008
SpartanNash Co.	34,226	881,662
United Natural Foods, Inc.*	53,480	2,624,798

		7,348,265

Food Products — 1.4%
B&G Foods, Inc.(a)	61,730	1,896,963
Calavo Growers, Inc.(a)	16,800	712,320
Cal-Maine Foods, Inc.(a)	35,620	1,317,584
Fresh Del Monte Produce, Inc.	31,650	873,540

SEE NOTES TO FINANCIAL STATEMENTS.

A182

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Food Products (cont’d.)
J & J Snack Foods Corp.	14,138	$2,233,238
John B. Sanfilippo & Son, Inc.	8,430	760,049
Seneca Foods Corp. (Class A Stock)*	5,940	284,823
Simply Good Foods Co. (The)*	80,110	3,330,173
Tootsie Roll Industries, Inc.	16,450	595,984
TreeHouse Foods, Inc.*	53,050	2,150,116

		14,154,790

Gas Utilities — 0.6%
Chesapeake Utilities Corp.	16,740	2,440,859
Northwest Natural Holding Co.	29,135	1,421,205
South Jersey Industries, Inc.(a)	106,964	2,793,900

		6,655,964

Health Care Equipment & Supplies — 2.9%
AngioDynamics, Inc.*	36,770	1,014,117
Avanos Medical, Inc.*	45,810	1,588,233
BioLife Solutions, Inc.*	27,780	1,035,361
Cardiovascular Systems, Inc.*	38,550	723,969
CONMED Corp.(a)	27,789	3,939,369
CryoLife, Inc.*(a)	37,433	761,762
Cutera, Inc.*(a)	15,560	642,939
Glaukos Corp.*	44,580	1,981,135
Heska Corp.*(a)	10,190	1,859,573
Inogen, Inc.*	19,480	662,320
Integer Holdings Corp.*	31,404	2,687,868
Lantheus Holdings, Inc.*	64,370	1,859,649
LeMaitre Vascular, Inc.	18,280	918,204
Meridian Bioscience, Inc.*	41,275	842,010
Merit Medical Systems, Inc.*	48,308	3,009,588
Mesa Laboratories, Inc.(a)	4,970	1,630,607
Natus Medical, Inc.*	32,475	770,632
OraSure Technologies, Inc.*	68,550	595,700
Orthofix Medical, Inc.*	18,680	580,761
Surmodics, Inc.*	13,132	632,306
Tactile Systems Technology, Inc.*(a)	18,700	355,861
Varex Imaging Corp.*(a)	37,480	1,182,494
Zynex, Inc.*(a)	18,700	186,439

		29,460,897

Health Care Providers & Services — 3.9%
Addus HomeCare Corp.*	15,130	1,414,806
AMN Healthcare Services, Inc.*	44,919	5,494,941
Apollo Medical Holdings, Inc.*(a)	35,910	2,638,667
Community Health Systems, Inc.*	118,130	1,572,310
CorVel Corp.*	8,920	1,855,360
Covetrus, Inc.*	98,290	1,962,851
Cross Country Healthcare, Inc.*	33,643	933,930
Ensign Group, Inc. (The)	49,810	4,182,048
Fulgent Genetics, Inc.*(a)	18,430	1,853,874
Hanger, Inc.*	35,010	634,731
Joint Corp. (The)*	13,710	900,610
Magellan Health, Inc.*	22,111	2,100,324
MEDNAX, Inc.*(a)	82,230	2,237,478
ModivCare, Inc.*	11,720	1,737,959
Owens & Minor, Inc.	71,680	3,118,080
Pennant Group, Inc. (The)*	25,745	594,195
RadNet, Inc.*	42,200	1,270,642

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Select Medical Holdings Corp.	100,790	$2,963,226
Tivity Health, Inc.*(a)	42,118	1,113,600
US Physical Therapy, Inc.(a)	12,270	1,172,398

		39,752,030

Health Care Technology — 1.3%
Allscripts Healthcare Solutions, Inc.*	116,590	2,151,085
Computer Programs &Systems, Inc.*	13,916	407,739
HealthStream, Inc.*	24,030	633,431
NextGen Healthcare, Inc.*	54,614	971,583
Omnicell, Inc.*(a)	41,762	7,535,536
OptimizeRx Corp.*(a)	16,900	1,049,659
Simulations Plus, Inc.(a)	14,870	703,351
Tabula Rasa HealthCare, Inc.*(a)	22,520	337,800

		13,790,184

Hotels, Restaurants &Leisure — 1.4%
BJ’s Restaurants, Inc.*	22,182	766,388
Bloomin’ Brands, Inc.*(a)	77,230	1,620,285
Brinker International, Inc.*(a)	43,210	1,581,054
Cheesecake Factory, Inc. (The)*(a)	46,050	1,802,858
Chuy’s Holdings, Inc.*(a)	18,810	566,557
Dave & Buster’s Entertainment, Inc.*(a)	36,700	1,409,280
Dine Brands Global, Inc.	16,365	1,240,631
El Pollo Loco Holdings, Inc.*	18,440	261,664
Fiesta Restaurant Group, Inc.*	16,440	181,004
Monarch Casino &Resort, Inc.*	12,471	922,230
Red Robin Gourmet Burgers, Inc.*	14,823	245,024
Ruth’s Hospitality Group, Inc.*(a)	30,168	600,343
Shake Shack, Inc. (Class A Stock)*	37,130	2,679,301

		13,876,619

Household Durables — 2.4%
Cavco Industries, Inc.*	8,100	2,572,965
Century Communities, Inc.	28,160	2,303,206
Ethan Allen Interiors, Inc.	20,979	551,538
Installed Building Products, Inc.(a)	22,320	3,118,550
iRobot Corp.*(a)	25,550	1,683,234
La-Z-Boy, Inc.	42,171	1,531,229
LGI Homes, Inc.*(a)	20,320	3,139,034
M/I Homes, Inc.*	27,600	1,716,168
MDC Holdings, Inc.	53,672	2,996,508
Meritage Homes Corp.*	35,487	4,331,543
Tupperware Brands Corp.*(a)	46,490	710,832
Universal Electronics, Inc.*	12,464	507,908

		25,162,715

Household Products — 0.5%
Central Garden & Pet Co.*	9,290	488,933
Central Garden & Pet Co. (Class A Stock)*	38,178	1,826,817
WD-40 Co.(a)	13,019	3,184,968

		5,500,718

Insurance — 2.7%
Ambac Financial Group, Inc.*	44,050	707,002
American Equity Investment Life Holding Co.	78,310	3,047,825

SEE NOTES TO FINANCIAL STATEMENTS.

A183

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
AMERISAFE, Inc.	18,344	$987,458
Assured Guaranty Ltd.	66,310	3,328,762
eHealth, Inc.*(a)	22,591	576,071
Employers Holdings, Inc.	26,575	1,099,673
Genworth Financial, Inc. (Class A Stock)*	482,560	1,954,368
HCI Group, Inc.	7,530	629,056
Horace Mann Educators Corp.	39,460	1,527,102
James River Group Holdings Ltd.	35,460	1,021,603
Palomar Holdings, Inc.*	22,950	1,486,471
ProAssurance Corp.	51,326	1,298,548
Safety Insurance Group, Inc.	13,520	1,149,606
Selectquote, Inc.*(a)	118,500	1,073,610
SiriusPoint Ltd. (Bermuda)*	83,200	676,416
Stewart Information Services Corp.	25,492	2,032,477
Trupanion, Inc.*(a)	32,600	4,304,178
United Fire Group, Inc.	20,451	474,259
Universal Insurance Holdings, Inc.	26,730	454,410

		27,828,895

Interactive Media & Services — 0.2%
Cars.com, Inc.*	61,800	994,362
QuinStreet, Inc.*	47,450	863,115

		1,857,477

Internet & Direct Marketing Retail — 0.3%
Liquidity Services, Inc.*	25,300	558,624
PetMed Express, Inc.(a)	19,941	503,710
Shutterstock, Inc.	22,250	2,467,080

		3,529,414

IT Services — 1.6%
CSG Systems International, Inc.	30,954	1,783,570
EVERTEC, Inc. (Puerto Rico)	56,740	2,835,865
ExlService Holdings, Inc.*	31,640	4,580,523
Perficient, Inc.*(a)	31,294	4,046,001
TTEC Holdings, Inc.	17,357	1,571,676
Unisys Corp.*	63,850	1,313,395

		16,131,030

Leisure Products — 0.4%
Sturm Ruger & Co., Inc.(a)	16,717	1,137,090
Vista Outdoor, Inc.*(a)	54,400	2,506,208

		3,643,298

Life Sciences Tools & Services — 0.4%
NeoGenomics, Inc.*	117,110	3,995,793

Machinery — 5.6%
Alamo Group, Inc.	9,410	1,384,964
Albany International Corp. (Class A Stock)	30,714	2,716,653
Astec Industries, Inc.(a)	21,570	1,494,154
Barnes Group, Inc.	44,196	2,059,092
Chart Industries, Inc.*(a)	33,850	5,398,736
CIRCOR International, Inc.*	19,288	524,248
Enerpac Tool Group Corp.	57,334	1,162,733
EnPro Industries, Inc.	19,598	2,157,152
ESCO Technologies, Inc.	24,711	2,223,743

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Federal Signal Corp.	58,000	$2,513,720
Franklin Electric Co., Inc.	36,990	3,497,774
Greenbrier Cos., Inc. (The)	30,860	1,416,165
Hillenbrand, Inc.	69,378	3,606,962
John Bean Technologies Corp.	30,187	4,635,516
Lindsay Corp.	10,379	1,577,608
Meritor, Inc.*	66,730	1,653,569
Mueller Industries, Inc.	54,488	3,234,408
Proto Labs, Inc.*	26,220	1,346,397
SPX Corp.*	43,100	2,572,208
SPX FLOW, Inc.	39,900	3,450,552
Standex International Corp.	11,610	1,284,763
Tennant Co.	17,590	1,425,494
Titan International, Inc.*	48,350	529,916
Wabash National Corp.	47,000	917,440
Watts Water Technologies, Inc. (Class A Stock)	26,181	5,083,565

		57,867,532

Marine — 0.4%
Matson, Inc.(a)	39,890	3,591,297

Media — 0.7%
AMC Networks, Inc. (Class A Stock)*(a)	27,780	956,743
EW Scripps Co. (The) (Class A Stock)*	54,371	1,052,079
Gannett Co., Inc.*	134,870	718,857
Loyalty Ventures, Inc.*	18,950	569,827
Scholastic Corp.	28,890	1,154,444
TechTarget, Inc.*(a)	24,580	2,351,323
Thryv Holdings, Inc.*	16,150	664,249

		7,467,522

Metals & Mining — 1.3%
Allegheny Technologies, Inc.*	121,020	1,927,849
Arconic Corp.*	101,300	3,343,913
Carpenter Technology Corp.	45,830	1,337,778
Century Aluminum Co.*	48,043	795,592
Haynes International, Inc.	12,000	483,960
Kaiser Aluminum Corp.	15,100	1,418,494
Materion Corp.	19,368	1,780,694
Olympic Steel, Inc.	8,918	209,573
SunCoke Energy, Inc.	78,480	517,183
TimkenSteel Corp.*(a)	39,030	643,995
Warrior Met Coal, Inc.	48,930	1,257,990

		13,717,021

Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Apollo Commercial Real Estate Finance, Inc.	125,060	1,645,790
ARMOUR Residential REIT, Inc.(a)	85,280	836,597
Ellington Financial, Inc.	51,882	886,663
Franklin BSP Realty Trust, Inc.	41,826	624,880
Granite Point Mortgage Trust, Inc.	51,140	598,849
Invesco Mortgage Capital, Inc.(a)	296,460	824,159
KKR Real Estate Finance Trust, Inc.(a)	42,250	880,068
New York Mortgage Trust, Inc.	360,730	1,341,916
PennyMac Mortgage Investment Trust(a)	92,170	1,597,306

SEE NOTES TO FINANCIAL STATEMENTS.

A184

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
Ready Capital Corp.	56,023	$875,639
Redwood Trust, Inc.(a)	109,090	1,438,897
Two Harbors Investment Corp.(a)	327,050	1,887,079

		13,437,843

Multiline Retail — 0.1%
Big Lots, Inc.(a)	30,960	1,394,748

Multi-Utilities — 0.3%
Avista Corp.	67,233	2,856,730
Unitil Corp.	15,200	699,048

		3,555,778

Oil, Gas & Consumable Fuels — 3.5%
Callon Petroleum Co.*(a)	45,080	2,130,030
Civitas Resources, Inc.(a)	68,460	3,352,486
CONSOL Energy, Inc.*	30,180	685,388
Dorian LPG Ltd.	26,390	334,889
Green Plains, Inc.*(a)	50,960	1,771,369
Laredo Petroleum, Inc.*(a)	13,622	819,091
Matador Resources Co.	104,900	3,872,908
Par Pacific Holdings, Inc.*	43,530	717,810
PBF Energy, Inc. (Class A Stock)*	90,380	1,172,229
PDC Energy, Inc.	92,518	4,513,028
Range Resources Corp.*	237,560	4,235,695
Ranger Oil Corp. (Class A Stock)*(a)	20,080	540,554
Renewable Energy Group, Inc.*(a)	47,720	2,025,237
REX American Resources Corp.*	4,960	476,160
SM Energy Co.	115,400	3,401,992
Southwestern Energy Co.*	965,140	4,497,552
Talos Energy, Inc.*	38,880	381,024
World Fuel Services Corp.	60,020	1,588,729

		36,516,171

Paper & Forest Products — 0.4%
Clearwater Paper Corp.*	15,900	583,053
Glatfelter Corp.	42,220	726,184
Mercer International, Inc. (Germany)	38,020	455,860
Neenah, Inc.	15,918	736,685
Schweitzer-Mauduit International, Inc.	29,936	895,086
Sylvamo Corp.*	33,600	937,104

		4,333,972

Personal Products — 0.9%
Edgewell Personal Care Co.	51,590	2,358,179
elf Beauty, Inc.*	45,540	1,512,383
Inter Parfums, Inc.(a)	16,890	1,805,541
Medifast, Inc.	11,040	2,312,107
USANA Health Sciences, Inc.*(a)	11,090	1,122,308

		9,110,518

Pharmaceuticals — 1.6%
Amphastar Pharmaceuticals, Inc.*(a)	35,100	817,479
ANI Pharmaceuticals, Inc.*	10,310	475,085
Cara Therapeutics, Inc.*(a)	39,963	486,749
Collegium Pharmaceutical, Inc.*	32,900	614,572
Corcept Therapeutics, Inc.*(a)	90,850	1,798,830
Endo International PLC*	222,170	835,359
Harmony Biosciences Holdings, Inc.*	21,600	921,024

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Innoviva, Inc.*(a)	59,510	$1,026,548
Nektar Therapeutics*	175,500	2,371,005
Pacira BioSciences, Inc.*	42,280	2,543,988
Phibro Animal Health Corp. (Class A Stock)	19,250	393,085
Prestige Consumer Healthcare, Inc.*	47,550	2,883,907
Supernus Pharmaceuticals, Inc.*(a)	50,580	1,474,913

		16,642,544

Professional Services — 1.5%
Exponent, Inc.	49,520	5,780,469
Forrester Research, Inc.*	10,582	621,481
Heidrick & Struggles International, Inc.	18,554	811,366
Kelly Services, Inc. (Class A Stock)	34,219	573,853
Korn Ferry	51,760	3,919,785
ManTech International Corp. (Class A Stock)	26,130	1,905,661
Resources Connection, Inc.	29,670	529,313
TrueBlue, Inc.*	33,778	934,637

		15,076,565

Real Estate Management & Development — 0.6%
Douglas Elliman, Inc.*	62,226	715,599
Marcus & Millichap, Inc.*	23,690	1,219,087
RE/MAX Holdings, Inc. (Class A Stock)	17,910	546,076
Realogy Holdings Corp.*	110,890	1,864,061
St. Joe Co. (The)(a)	31,270	1,627,604

		5,972,427

Road &Rail — 0.5%
ArcBest Corp.	24,315	2,914,153
Heartland Express, Inc.	44,298	745,092
Marten Transport Ltd.	56,805	974,774

		4,634,019

Semiconductors & Semiconductor Equipment — 3.7%
Axcelis Technologies, Inc.*	31,640	2,359,078
CEVA, Inc.*	21,850	944,794
Cohu, Inc.*	46,317	1,764,214
Diodes, Inc.*	42,810	4,700,966
FormFactor, Inc.*	74,280	3,396,082
Ichor Holdings Ltd.*	27,020	1,243,731
Kulicke & Soffa Industries, Inc. (Singapore)(a)	58,822	3,561,084
MaxLinear, Inc.*	67,030	5,053,392
Onto Innovation, Inc.*	46,857	4,743,334
PDF Solutions, Inc.*	28,440	904,108
Photronics, Inc.*	58,120	1,095,562
Rambus, Inc.*	103,890	3,053,327
SMART Global Holdings, Inc.*(a)	21,950	1,558,230
Ultra Clean Holdings, Inc.*	42,610	2,444,110
Veeco Instruments, Inc.*(a)	48,023	1,367,215

		38,189,227

Software — 2.8%
8x8, Inc.*	108,370	1,816,281
Agilysys, Inc.*	18,492	822,154
Alarm.com Holdings, Inc.*	43,710	3,707,045

SEE NOTES TO FINANCIAL STATEMENTS.

A185

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Bottomline Technologies DE, Inc.*	36,710	$2,073,014
Consensus Cloud Solutions, Inc.*	15,250	882,517
Ebix, Inc.(a)	22,577	686,341
InterDigital, Inc.(a)	29,170	2,089,447
LivePerson, Inc.*(a)	62,610	2,236,429
OneSpan, Inc.*	32,850	556,151
Progress Software Corp.	41,617	2,008,853
SPS Commerce, Inc.*	34,170	4,864,099
Vonage Holdings Corp.*	240,130	4,992,303
Xperi Holding Corp.	99,415	1,879,938

		28,614,572

Specialty Retail — 4.1%
Aaron’s Co., Inc. (The)	29,940	738,021
Abercrombie & Fitch Co. (Class A Stock)*	56,200	1,957,446
America’s Car-Mart, Inc.*	5,780	591,872
Asbury Automotive Group, Inc.*	22,000	3,800,060
Barnes & Noble Education, Inc.*	33,766	229,947
Bed Bath & Beyond, Inc.*(a)	96,130	1,401,575
Boot Barn Holdings, Inc.*	28,160	3,465,088
Buckle, Inc. (The)(a)	27,849	1,178,291
Caleres, Inc.	36,414	825,870
Cato Corp. (The) (Class A Stock)	18,673	320,429
Chico’s FAS, Inc.*	116,450	626,501
Children’s Place, Inc. (The)*	13,315	1,055,746
Conn’s, Inc.*	18,130	426,418
Designer Brands, Inc. (Class A Stock)*	58,350	829,154
Genesco, Inc.*(a)	13,502	866,423
Group 1 Automotive, Inc.	17,214	3,360,517
Guess?, Inc.	37,050	877,344
Haverty Furniture Cos., Inc.(a)	14,151	432,596
Hibbett, Inc.(a)	14,296	1,028,311
Lumber Liquidators Holdings, Inc.*(a)	27,602	471,166
MarineMax, Inc.*(a)	20,662	1,219,885
Monro, Inc.	31,882	1,857,764
ODP Corp. (The)*	43,635	1,713,983
Rent-A-Center, Inc.(a)	57,420	2,758,457
Sally Beauty Holdings, Inc.*(a)	107,520	1,984,819
Shoe Carnival, Inc.(a)	16,690	652,245
Signet Jewelers Ltd.(a)	50,440	4,389,793
Sleep Number Corp.*	21,540	1,649,964
Sonic Automotive, Inc. (Class A Stock)(a)	19,727	975,500
Zumiez, Inc.*	20,270	972,757

		42,657,942

Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.*(a)	121,460	2,616,248
Diebold Nixdorf, Inc.*(a)	69,210	626,351

		3,242,599

Textiles, Apparel & Luxury Goods — 1.2%
Fossil Group, Inc.*(a)	45,020	463,256
G-III Apparel Group Ltd.*	41,560	1,148,718
Kontoor Brands, Inc.	45,200	2,316,500
Movado Group, Inc.	15,617	653,259
Oxford Industries, Inc.	15,116	1,534,576

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
Steven Madden Ltd.	72,675	$3,377,207
Unifi, Inc.*	13,170	304,886
Vera Bradley, Inc.*	24,210	206,027
Wolverine World Wide, Inc.	78,344	2,257,091

		12,261,520

Thrifts & Mortgage Finance — 2.3%
Axos Financial, Inc.*	50,910	2,846,378
Capitol Federal Financial, Inc.	122,790	1,391,211
Flagstar Bancorp, Inc.	50,170	2,405,150
Mr. Cooper Group, Inc.*	71,380	2,970,122
NMI Holdings, Inc. (Class A Stock)*	81,560	1,782,086
Northfield Bancorp, Inc.	41,460	669,993
Northwest Bancshares, Inc.	120,380	1,704,581
Provident Financial Services, Inc.	73,390	1,777,506
TrustCo Bank Corp. NY	18,277	608,807
Walker & Dunlop, Inc.(a)	28,030	4,229,166
WSFS Financial Corp.	60,660	3,040,279

		23,425,279

Tobacco — 0.3%
Universal Corp.	23,400	1,285,128
Vector Group Ltd.	124,452	1,428,709

		2,713,837

Trading Companies & Distributors — 1.1%
Applied Industrial Technologies, Inc.	36,538	3,752,453
Boise Cascade Co.	37,310	2,656,472
DXP Enterprises, Inc.*	16,250	417,138
GMS, Inc.*	41,020	2,465,712
NOW, Inc.*	104,800	894,992
Veritiv Corp.*	13,190	1,616,698

		11,803,465

Water Utilities — 0.9%
American States Water Co.	35,092	3,629,916
California Water Service Group	49,960	3,590,126
Middlesex Water Co.	16,640	2,001,792

		9,221,834

Wireless Telecommunication Services — 0.3%
Shenandoah Telecommunications Co.	47,510	1,211,505
Telephone &Data Systems, Inc.	93,900	1,892,085

		3,103,590

TOTAL COMMON STOCKS (cost $581,196,037)		1,023,349,094

EXCHANGE-TRADED FUND — 0.3%
iShares Core S&P Small-Cap ETF(a)	25,520	2,922,295

(cost $2,209,070)

TOTAL LONG-TERM INVESTMENTS (cost $583,405,107)		1,026,271,389

SHORT-TERM INVESTMENTS — 19.6%

AFFILIATED MUTUAL FUNDS — 19.6%
PGIM Core Ultra Short Bond Fund(wa)	3,755,340	3,755,340

SEE NOTES TO FINANCIAL STATEMENTS.

A186

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $197,728,598; includes $197,716,560 of cash collateral for securities on loan)(b)(wa)		. 198,032,226	$197,893,603

TOTAL AFFILIATED MUTUAL FUNDS (cost $201,483,938)			201,648,943

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
0.040% 03/17/22		475	474,946

(cost $474,960)
TOTAL SHORT-TERM INVESTMENTS (cost $201,958,898)			202,123,889

TOTAL INVESTMENTS—119.2% (cost $785,364,005)			1,228,395,278
Liabilities in excess of other assets(z) — (19.2)%			(197,938,742)

NET ASSETS — 100.0%			$1,030,456,536

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $193,334,291; cash collateral of $197,716,560 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
36	Russell 2000 E-Mini Index	Mar. 2022	$4,037,040	$75,576

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$—	$474,946

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$11,091,407	$—	$—
Air Freight & Logistics	8,227,007	—	—
Airlines	5,477,763	—	—
Auto Components	13,900,338	—	—
Automobiles	2,384,029	—	—
Banks	106,506,804	—	—
Beverages	7,440,489	—	—
Biotechnology	22,584,162	—	—
Building Products	20,442,915	—	—
Capital Markets	10,622,023	—	—
Chemicals	31,060,305	—	—
Commercial Services & Supplies	21,476,341	—	—
Communications Equipment	14,086,729	—	—
Construction & Engineering	10,818,516	—	—
Consumer Finance	9,540,597	—	—
Containers & Packaging	2,483,819	—	—
Diversified Consumer Services	4,638,781	—	—
Diversified Telecommunication Services	3,873,131	—	—
Electrical Equipment	4,309,974	—	—
Electronic Equipment, Instruments & Components	40,383,562	—	—
Energy Equipment & Services	12,157,318	—	—
Entertainment	2,003,550	—	—
Equity Real Estate Investment Trusts (REITs)	76,599,623	—	—
Food & Staples Retailing	7,348,265	—	—
Food Products	14,154,790	—	—
Gas Utilities	6,655,964	—	—
Health Care Equipment & Supplies	29,460,897	—	—
Health Care Providers & Services	39,752,030	—	—
Health Care Technology	13,790,184	—	—
Hotels, Restaurants & Leisure	13,876,619	—	—
Household Durables	25,162,715	—	—
Household Products	5,500,718	—	—
Insurance	27,828,895	—	—
Interactive Media & Services	1,857,477	—	—
Internet & Direct Marketing Retail	3,529,414	—	—
IT Services	16,131,030	—	—
Leisure Products	3,643,298	—	—
Life Sciences Tools & Services	3,995,793	—	—
Machinery	57,867,532	—	—
Marine	3,591,297	—	—
Media	7,467,522	—	—
Metals & Mining	13,717,021	—	—
Mortgage Real Estate Investment Trusts (REITs)	13,437,843	—	—
Multiline Retail	1,394,748	—	—
Multi-Utilities	3,555,778	—	—
Oil, Gas & Consumable Fuels	36,516,171	—	—
Paper & Forest Products	4,333,972	—	—
Personal Products	9,110,518	—	—
Pharmaceuticals	16,642,544	—	—
Professional Services	15,076,565	—	—
Real Estate Management & Development	5,972,427	—	—
Road & Rail	4,634,019	—	—
Semiconductors & Semiconductor Equipment	38,189,227	—	—
Software	28,614,572	—	—
Specialty Retail	42,657,942	—	—
Technology Hardware, Storage & Peripherals	3,242,599	—	—
Textiles, Apparel & Luxury Goods	12,261,520	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A188

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Thrifts & Mortgage Finance	$23,425,279	$—	$—
Tobacco	2,713,837	—	—
Trading Companies & Distributors	11,803,465	—	—
Water Utilities	9,221,834	—	—
Wireless Telecommunication Services	3,103,590	—	—
Exchange-Traded Fund	2,922,295	—	—
Short-Term Investments
Affiliated Mutual Funds	201,648,943	—	—
U.S. Treasury Obligation	—	474,946	—

Total	$1,227,920,332	$474,946	$—

Other Financial Instruments*
Assets
Futures Contracts	$75,576	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (19.2% represents investments purchased with collateral from securities on loan)	19.6%
Banks	10.3
Equity Real Estate Investment Trusts (REITs)	7.4
Machinery	5.6
Specialty Retail	4.1
Electronic Equipment, Instruments & Components	3.9
Health Care Providers & Services	3.9
Semiconductors & Semiconductor Equipment	3.7
Oil, Gas & Consumable Fuels	3.5
Chemicals	3.0
Health Care Equipment & Supplies	2.9
Software	2.8
Insurance	2.7
Household Durables	2.4
Thrifts & Mortgage Finance	2.3
Biotechnology	2.2
Commercial Services & Supplies	2.1
Building Products	2.0
Pharmaceuticals	1.6
IT Services	1.6
Professional Services	1.5
Food Products	1.4
Communications Equipment	1.4
Auto Components	1.4
Hotels, Restaurants & Leisure	1.4
Health Care Technology	1.3
Metals & Mining	1.3
Mortgage Real Estate Investment Trusts (REITs)	1.3
Textiles, Apparel & Luxury Goods	1.2
Energy Equipment & Services	1.2
Trading Companies & Distributors	1.1
Aerospace & Defense	1.1

Construction & Engineering	1.1%
Capital Markets	1.0
Consumer Finance	0.9
Water Utilities	0.9
Personal Products	0.9
Air Freight & Logistics	0.8
Media	0.7
Beverages	0.7
Food & Staples Retailing	0.7
Gas Utilities	0.6
Real Estate Management & Development	0.6
Household Products	0.5
Airlines	0.5
Diversified Consumer Services	0.5
Road & Rail	0.5
Paper & Forest Products	0.4
Electrical Equipment	0.4
Life Sciences Tools & Services	0.4
Diversified Telecommunication Services	0.4
Leisure Products	0.4
Marine	0.4
Multi-Utilities	0.3
Internet & Direct Marketing Retail	0.3
Technology Hardware, Storage & Peripherals	0.3
Wireless Telecommunication Services	0.3
Exchange-Traded Fund	0.3
Tobacco	0.3
Containers & Packaging	0.2
Automobiles	0.2
Entertainment	0.2
Interactive Media & Services	0.2
Multiline Retail	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A189

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

U.S. Treasury Obligation	0.0 *%

119.2
Liabilities in excess of other assets	(19.2)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$75,576	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$304,358

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$70,498

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$3,911,495

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A190

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$193,334,291	$(193,334,291)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A191

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $193,334,291:
Unaffiliated investments (cost $583,880,067)	$1,026,746,335
Affiliated investments (cost $201,483,938)	201,648,943
Dividends and interest receivable	1,049,025
Receivable for investments sold	921,539
Receivable for Portfolio shares sold	22,626
Tax reclaim receivable	541
Prepaid expenses	7,816

Total Assets	1,230,396,825

LIABILITIES
Payable to broker for collateral for securities on loan	197,716,560
Payable for investments purchased	1,244,054
Payable for Portfolio shares purchased	430,496
Management fee payable	299,499
Accrued expenses and other liabilities	238,865
Due to broker-variation margin futures	7,380
Distribution fee payable	1,215
Affiliated transfer agent fee payable	980
Trustees’ fees payable	699
Payable to affiliate	541

Total Liabilities	199,940,289

NET ASSETS	$1,030,456,536

Net assets were comprised of:
Partners’ Equity	$1,030,456,536

Class I:
Net asset value and redemption price per share, $1,024,317,366 / 16,976,632 outstanding shares of beneficial interest	$60.34

Class III:
Net asset value and redemption price per share, $6,139,170 / 101,920 outstanding shares of beneficial interest	$60.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)

INCOME
Unaffiliated dividend income (net of $11,662 foreign withholding tax, of which $771 is reimbursable by an affiliate)	$12,437,448
Income from securities lending, net (including affiliated income of $105,093)	230,885
Affiliated dividend income	4,879
Interest income	158

Total income	12,673,370

EXPENSES
Management fee	3,512,565
Distribution fee—Class III	5,091
Custodian and accounting fees	95,084
Shareholders’ reports	45,429
Audit fee	26,300
Legal fees and expenses	24,548
Trustees’ fees	22,339
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	29,513

Total expenses	3,771,551

NET INVESTMENT INCOME (LOSS)	8,901,819

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(25,792))	91,012,394
Futures transactions	304,358

91,316,752

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(24,346))	122,728,218
Futures	70,498

122,798,716

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	214,115,468

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$223,017,287

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,901,819	$7,490,592
Net realized gain (loss) on investment transactions	91,316,752	19,541,105
Net change in unrealized appreciation (depreciation) on investments	122,798,716	51,036,156

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	223,017,287	78,067,853

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	24,869,098	15,006,733
Portfolio shares purchased	(75,416,063)	(69,049,362)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(50,546,965)	(54,042,629)

TOTAL INCREASE (DECREASE)	172,470,322	24,025,224
NET ASSETS:
Beginning of year	857,986,214	833,960,990

End of year	$1,030,456,536	$857,986,214

SEE NOTES TO FINANCIAL STATEMENTS.

A192

PSF SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS — 97.0%
Aerospace & Defense — 0.7%
AAR Corp.*	38,980	$1,521,389
Ducommun, Inc.*	13,414	627,373

		2,148,762

Air Freight & Logistics — 0.1%
Atlas Air Worldwide Holdings, Inc.*(a)	4,429	416,857

Airlines — 0.3%
Allegiant Travel Co.*	5,196	971,860

Auto Components — 1.3%
Adient PLC*	30,348	1,453,062
Goodyear Tire & Rubber Co. (The)*	121,136	2,582,620

		4,035,682

Banks — 16.5%
Amalgamated Financial Corp.	17,509	293,626
Ameris Bancorp	36,656	1,821,070
Associated Banc-Corp	57,650	1,302,314
Atlantic Union Bankshares Corp.	52,797	1,968,800
Banner Corp.	38,764	2,351,812
Berkshire Hills Bancorp, Inc.	17,098	486,096
Brookline Bancorp, Inc.	83,235	1,347,575
Cadence Bank	69,110	2,058,787
Columbia Banking System, Inc.	37,738	1,234,787
Community Bank System, Inc.	22,963	1,710,284
ConnectOne Bancorp, Inc.	52,988	1,733,238
CVB Financial Corp.	100,473	2,151,127
Eastern Bankshares, Inc.	91,247	1,840,452
FB Financial Corp.	34,858	1,527,478
First Financial Bankshares, Inc.(a)	25,672	1,305,165
First Merchants Corp.	46,872	1,963,468
First of Long Island Corp. (The)	9,297	200,722
German American Bancorp, Inc.	23,336	909,637
Glacier Bancorp, Inc.	30,734	1,742,618
Hancock Whitney Corp.	54,496	2,725,890
Heritage Financial Corp.	35,724	873,095
Home BancShares, Inc.	73,449	1,788,483
Independent Bank Corp.	24,414	1,990,473
Lakeland Financial Corp.(a)	28,577	2,290,161
OceanFirst Financial Corp.	71,462	1,586,456
Pacific Premier Bancorp, Inc.	46,170	1,848,185
PacWest Bancorp	41,273	1,864,301
Pinnacle Financial Partners, Inc.	14,516	1,386,278
Renasant Corp.	51,312	1,947,290
SouthState Corp.	22,173	1,776,279
Towne Bank	40,148	1,268,275
TriCo Bancshares	33,158	1,424,468
United Community Banks, Inc.	65,311	2,347,277

		53,065,967

Beverages — 0.9%
Primo Water Corp.	159,981	2,820,465

Biotechnology — 2.6%
2seventy bio, Inc.*(a)	9,303	238,436
Agios Pharmaceuticals, Inc.*(a)	21,794	716,369
Alkermes PLC*	30,674	713,477
Allogene Therapeutics, Inc.*	22,476	335,342
Arena Pharmaceuticals, Inc.*	17,054	1,584,999

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Bluebird Bio, Inc.*(a)	29,924	$298,941
Blueprint Medicines Corp.*	4,153	444,828
Cytokinetics, Inc.*(a)	7,670	349,599
Inovio Pharmaceuticals, Inc.*(a)	43,567	217,399
Invitae Corp.*(a)	27,252	416,138
Ironwood Pharmaceuticals, Inc.*	68,917	803,572
Mersana Therapeutics, Inc.*	22,598	140,559
Myriad Genetics, Inc.*	37,761	1,042,203
REVOLUTION Medicines, Inc.*(a)	19,839	499,348
Turning Point Therapeutics, Inc.*	12,918	616,189

		8,417,399

Building Products — 1.6%
Griffon Corp.	24,770	705,450
Resideo Technologies, Inc.*	89,901	2,340,123
Zurn Water Solutions Corp.	54,828	1,995,739

		5,041,312

Capital Markets — 1.0%
Houlihan Lokey, Inc.	7,045	729,298
P10, Inc. (Class A Stock)*	45,860	641,123
PJT Partners, Inc. (Class A Stock)	11,629	861,593
Stifel Financial Corp.	15,637	1,101,157

		3,333,171

Chemicals — 2.4%
Amyris, Inc.*(a)	18,114	97,997
Avient Corp.	81,189	4,542,524
HB Fuller Co.	15,053	1,219,293
Kraton Corp.*	7,104	329,057
Tronox Holdings PLC (Class A Stock)	64,856	1,558,490

		7,747,361

Commercial Services & Supplies — 0.7%
Brady Corp. (Class A Stock)	16,294	878,246
Deluxe Corp.	45,353	1,456,285

		2,334,531

Communications Equipment — 0.7%
Viavi Solutions, Inc.*	125,946	2,219,169

Construction & Engineering — 1.1%
Arcosa, Inc.	29,613	1,560,605
Dycom Industries, Inc.*	19,175	1,797,848

		3,358,453

Construction Materials — 0.5%
Summit Materials, Inc. (Class A Stock)*	43,082	1,729,311

Consumer Finance — 0.7%
FirstCash Holdings, Inc.	12,303	920,387
Green Dot Corp. (Class A Stock)*	28,742	1,041,610
Oportun Financial Corp.*	12,635	255,859

		2,217,856

Diversified Financial Services — 0.1%
Alerus Financial Corp.	8,384	245,484

Diversified Telecommunication Services — 0.5%
Iridium Communications, Inc.*	41,754	1,724,023

SEE NOTES TO FINANCIAL STATEMENTS.

A193

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities — 2.3%
ALLETE, Inc.	35,444	$2,351,709
IDACORP, Inc.	23,531	2,666,298
MGE Energy, Inc.	28,028	2,305,303

		7,323,310

Electrical Equipment — 0.1%
Array Technologies, Inc.*(a)	21,453	336,598

Electronic Equipment, Instruments &Components — 1.6%
CTS Corp.	28,736	1,055,186
FARO Technologies, Inc.*	18,424	1,290,048
Knowles Corp.*	62,339	1,455,616
TTM Technologies, Inc.*	88,181	1,313,897

		5,114,747

Energy Equipment & Services — 1.3%
Cactus, Inc. (Class A Stock)	27,419	1,045,486
ChampionX Corp.*	117,890	2,382,557
Liberty Oilfield Services, Inc. (Class A Stock)*	33,457	324,533
NexTier Oilfield Solutions, Inc.*	95,373	338,574

		4,091,150

Entertainment — 0.3%
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	39,198	1,066,186

Equity Real Estate Investment Trusts (REITs) — 10.2%
Acadia Realty Trust	86,744	1,893,621
DigitalBridge Group, Inc.*	302,123	2,516,685
Healthcare Realty Trust, Inc.	107,130	3,389,593
Highwoods Properties, Inc.	44,157	1,968,961
Hudson Pacific Properties, Inc.	104,989	2,594,278
National Health Investors, Inc.	16,849	968,312
Pebblebrook Hotel Trust(a)	128,549	2,875,641
RLJ Lodging Trust.	202,384	2,819,209
Ryman Hospitality Properties, Inc.*	26,901	2,473,816
Sabra Health Care REIT, Inc.	141,616	1,917,481
SITE Centers Corp.	135,777	2,149,350
STAG Industrial, Inc.	66,995	3,213,080
Terreno Realty Corp.	48,187	4,109,869

		32,889,896

Food & Staples Retailing — 0.9%
BJ’s Wholesale Club Holdings, Inc.*	20,984	1,405,298
Performance Food Group Co.*	3,450	158,321
United Natural Foods, Inc.*	24,978	1,225,920

		2,789,539

Food Products — 1.8%
B&G Foods, Inc.(a)	21,441	658,882
Hostess Brands, Inc.*	110,587	2,258,187
Nomad Foods Ltd. (United Kingdom)*	25,160	638,812
Simply Good Foods Co. (The)*	28,826	1,198,297
Sovos Brands, Inc.*	23,902	359,725
Utz Brands, Inc.(a)	46,925	748,454

		5,862,357

Gas Utilities — 1.4%
Chesapeake Utilities Corp.	12,257	1,787,193

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities (cont’d.)
ONE Gas, Inc.	35,602	$2,762,359

		4,549,552

Health Care Equipment & Supplies — 2.6%
Avanos Medical, Inc.*	47,418	1,643,982
CONMED Corp.	15,622	2,214,575
LivaNova PLC*	13,926	1,217,550
Merit Medical Systems, Inc.*	26,052	1,623,040
NuVasive, Inc.*	27,949	1,466,763
Ortho Clinical Diagnostics Holdings PLC*	2,354	50,352

		8,216,262

Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc.*	30,018	1,822,093
AMN Healthcare Services, Inc.*	11,316	1,384,286
Option Care Health, Inc.*	43,723	1,243,482
Owens & Minor, Inc.	38,654	1,681,449
Tenet Healthcare Corp.*	39,243	3,205,761

		9,337,071

Health Care Technology — 0.6%
Allscripts Healthcare Solutions, Inc.*	88,630	1,635,223
Vocera Communications, Inc.*	3,500	226,940

		1,862,163

Hotels, Restaurants & Leisure — 1.0%
Boyd Gaming Corp.*	13,524	886,769
SeaWorld Entertainment, Inc.*	20,761	1,346,558
Travel + Leisure Co.	19,388	1,071,575

		3,304,902

Household Durables — 2.0%
Century Communities, Inc.	30,079	2,460,161
Installed Building Products, Inc.	10,641	1,486,760
Meritage Homes Corp.*	19,861	2,424,234
Tupperware Brands Corp.*(a)	11,751	179,673

		6,550,828

Independent Power & Renewable Electricity Producers — 0.4%
NextEra Energy Partners LP(a)	14,454	1,219,918

Insurance — 2.6%
AMERISAFE, Inc.	10,973	590,676
BRP Group, Inc. (Class A Stock)*	15,463	558,369
CNO Financial Group, Inc.	85,724	2,043,660
Enstar Group Ltd.*	6,299	1,559,569
Primerica, Inc.	5,373	823,520
RLI Corp.	7,547	846,019
Selective Insurance Group, Inc.	22,971	1,882,244

		8,304,057

IT Services — 0.6%
LiveRamp Holdings, Inc.*	38,947	1,867,509

Leisure Products — 0.5%
Callaway Golf Co.*	62,205	1,706,905

Life Sciences Tools & Services — 0.2%
Pacific Biosciences of California, Inc.*	35,325	722,749

SEE NOTES TO FINANCIAL STATEMENTS.

A194

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Machinery — 5.3%
Astec Industries, Inc.	26,721	$1,850,964
Chart Industries, Inc.*(a)	10,906	1,739,398
Colfax Corp.*	46,499	2,137,559
Columbus McKinnon Corp.	42,227	1,953,421
EnPro Industries, Inc.	15,930	1,753,415
ESCO Technologies, Inc.	15,181	1,366,138
Federal Signal Corp.	45,850	1,987,139
Hillenbrand, Inc.	19,395	1,008,346
Kennametal, Inc.	57,378	2,060,444
Terex Corp.	28,296	1,243,609

		17,100,433

Media — 2.1%
Entravision Communications Corp. (Class A Stock)	86,350	585,453
Gray Television, Inc.	56,139	1,131,762
iHeartMedia, Inc. (Class A Stock)*	46,901	986,797
John Wiley & Sons, Inc. (Class A Stock)	36,440	2,086,919
Nexstar Media Group, Inc. (Class A Stock)	8,622	1,301,750
TEGNA, Inc.	42,073	780,875

		6,873,556

Metals & Mining — 1.3%
Allegheny Technologies, Inc.*	41,451	660,315
Arconic Corp.*	16,206	534,960
Coeur Mining, Inc.*	85,220	429,509
Commercial Metals Co.	32,063	1,163,566
Constellium SE*	81,288	1,455,868

		4,244,218

Mortgage Real Estate Investment Trusts (REITs) — 1.6%
KKR Real Estate Finance Trust, Inc.(a)	71,442	1,488,137
PennyMac Mortgage Investment Trust(a)	130,438	2,260,491
TPG RE Finance Trust, Inc.	11,914	146,780
Two Harbors Investment Corp.(a)	205,309	1,184,633

		5,080,041

Multiline Retail — 0.7%
Dillard’s, Inc. (Class A Stock)(a)	619	151,667
Macy’s, Inc.	80,843	2,116,470

		2,268,137

Oil, Gas & Consumable Fuels — 4.7%
Antero Resources Corp.*(a)	94,643	1,656,252
Brigham Minerals, Inc. (Class A Stock)	56,298	1,187,325
Centennial Resource Development, Inc. (Class A Stock)*(a)	239,096	1,429,794
HollyFrontier Corp.	26,741	876,570
Magnolia Oil &Gas Corp. (Class A Stock)(a)	83,703	1,579,476
Oasis Petroleum, Inc.	7,603	957,902
Ovintiv, Inc.	78,210	2,635,677
PDC Energy, Inc.	15,548	758,431
Renewable Energy Group, Inc.*	15,534	659,263
SM Energy Co.	56,348	1,661,139

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Viper Energy Partners LP	70,821	$1,509,196

		14,911,025

Personal Products — 0.1%
BellRing Brands, Inc. (Class A Stock)*(a)	14,411	411,146

Professional Services — 2.9%
ASGN, Inc.*	18,507	2,283,764
First Advantage Corp.*	71,397	1,359,399
ICF International, Inc.	15,220	1,560,811
KBR, Inc.	67,789	3,228,112
ManTech International Corp. (Class A Stock)	12,634	921,397

		9,353,483

Real Estate Management & Development — 0.5%
Kennedy-Wilson Holdings, Inc.	67,983	1,623,434

Road &Rail — 1.8%
ArcBest Corp.	17,647	2,114,993
Avis Budget Group, Inc.*(a)	8,350	1,731,540
Saia, Inc.*	5,382	1,813,895

		5,660,428

Semiconductors & Semiconductor Equipment — 2.3%
Cohu,Inc.*	41,529	1,581,840
MACOM Technology Solutions Holdings, Inc.*	28,351	2,219,883
Onto Innovation, Inc.*	27,367	2,770,362
Semtech Corp.*	9,910	881,296

		7,453,381

Software — 0.9%
Bottomline Technologies DE, Inc.*	22,147	1,250,641
Cerence, Inc.*(a)	9,860	755,671
InterDigital, Inc.	12,454	892,080

		2,898,392

Specialty Retail — 2.0%
Academy Sports & Outdoors, Inc.*	12,974	569,559
Citi Trends, Inc.*	14,321	1,356,915
Group 1 Automotive,Inc.	9,306	1,816,717
Rent-A-Center, Inc.	27,812	1,336,088
Signet Jewelers Ltd.	15,778	1,373,159

		6,452,438

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.*	17,225	1,118,075
Crocs, Inc.*(a)	10,921	1,400,290
Deckers Outdoor Corp.*	93	34,067

		2,552,432

Thrifts & Mortgage Finance — 2.5%
MGIC Investment Corp.	127,659	1,840,843
NMI Holdings, Inc. (Class A Stock)*	47,634	1,040,803
Walker & Dunlop, Inc.	17,352	2,618,070
Washington Federal, Inc.	72,874	2,432,534

		7,932,250

SEE NOTES TO FINANCIAL STATEMENTS.

A195

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors —1.6%
Beacon Roofing Supply, Inc.*	31,615	$1,813,120
WESCO International, Inc.*	25,884	3,406,076

		5,219,196

Water Utilities — 0.4%
SJW Group	16,697	1,222,220

Wireless Telecommunication Services — 0.5%
Telephone & Data Systems, Inc.	75,951	1,530,413

TOTAL COMMON STOCKS (cost $242,916,196)		311,729,985

EXCHANGE-TRADED FUND — 1.2%
iShares Russell 2000 Value ETF(a)	22,900	3,802,545

(cost $3,210,636)
TOTAL LONG-TERM INVESTMENTS
(cost $246,126,832)		315,532,530

SHORT-TERM INVESTMENTS — 10.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	5,648,018	5,648,018
PGIM Institutional Money Market Fund (cost $27,645,103; includes $27,643,749 of cash collateral for securities on loan)(b)(wa)	27,669,365	27,649,997

TOTAL SHORT-TERM INVESTMENTS (cost $33,293,121)		33,298,015

TOTAL INVESTMENTS—108.6% (cost $279,419,953)		348,830,545

Liabilities in excess of other assets — (8.6)%		(27,477,644)

NET ASSETS — 100.0%		$321,352,901

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,809,686; cash collateral of $27,643,749 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$2,148,762	$—	$—
Air Freight & Logistics	416,857	—	—
Airlines	971,860	—	—
Auto Components	4,035,682	—	—
Banks	53,065,967	—	—
Beverages	2,820,465	—	—
Biotechnology	8,417,399	—	—
Building Products	5,041,312	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A196

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Capital Markets	$3,333,171	$—	$—
Chemicals	7,747,361	—	—
Commercial Services & Supplies	2,334,531	—	—
Communications Equipment	2,219,169	—	—
Construction &Engineering	3,358,453	—	—
Construction Materials	1,729,311	—	—
Consumer Finance	2,217,856	—	—
Diversified Financial Services	245,484	—	—
Diversified Telecommunication Services	1,724,023	—	—
Electric Utilities	7,323,310	—	—
Electrical Equipment	336,598	—	—
Electronic Equipment, Instruments & Components	5,114,747	—	—
Energy Equipment & Services	4,091,150	—	—
Entertainment	1,066,186	—	—
Equity Real Estate Investment Trusts (REITs)	32,889,896	—	—
Food & Staples Retailing	2,789,539	—	—
Food Products	5,862,357	—	—
Gas Utilities	4,549,552	—	—
Health Care Equipment & Supplies	8,216,262	—	—
Health Care Providers & Services	9,337,071	—	—
Health Care Technology	1,862,163	—	—
Hotels, Restaurants &Leisure	3,304,902	—	—
Household Durables	6,550,828	—	—
Independent Power & Renewable Electricity Producers	1,219,918	—	—
Insurance	8,304,057	—	—
IT Services	1,867,509	—	—
Leisure Products	1,706,905	—	—
Life Sciences Tools & Services	722,749	—	—
Machinery	17,100,433	—	—
Media	6,873,556	—	—
Metals &Mining	4,244,218	—	—
Mortgage Real Estate Investment Trusts (REITs)	5,080,041	—	—
Multiline Retail	2,268,137	—	—
Oil, Gas & Consumable Fuels	14,911,025	—	—
Personal Products	411,146	—	—
Professional Services	9,353,483	—	—
Real Estate Management & Development	1,623,434	—	—
Road &Rail	5,660,428	—	—
Semiconductors & Semiconductor Equipment	7,453,381	—	—
Software	2,898,392	—	—
Specialty Retail	6,452,438	—	—
Textiles, Apparel & Luxury Goods	2,552,432	—	—
Thrifts & Mortgage Finance	7,932,250	—	—
Trading Companies & Distributors	5,219,196	—	—
Water Utilities	1,222,220	—	—
Wireless Telecommunication Services	1,530,413	—	—
Exchange-Traded Fund	3,802,545	—	—
Short-Term Investments
Affiliated Mutual Funds	33,298,015	—	—

Total	$348,830,545	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

SEE NOTES TO FINANCIAL STATEMENTS.

A197

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Banks	16.5%
Affiliated Mutual Funds (8.6% represents investments purchased with collateral from securities on loan)	10.4
Equity Real Estate Investment Trusts (REITs)	10.2
Machinery	5.3
Oil, Gas & Consumable Fuels	4.7
Professional Services	2.9
Health Care Providers & Services	2.9
Biotechnology	2.6
Insurance	2.6
Health Care Equipment & Supplies	2.6
Thrifts & Mortgage Finance	2.5
Chemicals	2.4
Semiconductors & Semiconductor Equipment	2.3
Electric Utilities	2.3
Media	2.1
Household Durables	2.0
Specialty Retail	2.0
Food Products	1.8
Road & Rail	1.8
Trading Companies & Distributors	1.6
Electronic Equipment, Instruments & Components	1.6
Mortgage Real Estate Investment Trusts (REITs)	1.6
Building Products	1.6
Gas Utilities	1.4
Metals & Mining	1.3
Energy Equipment & Services	1.3
Auto Components	1.3
Exchange-Traded Fund	1.2
Construction & Engineering	1.1
Capital Markets	1.0

Hotels, Restaurants & Leisure	1.0%
Software	0.9
Beverages	0.9
Food & Staples Retailing	0.9
Textiles, Apparel & Luxury Goods	0.8
Commercial Services & Supplies	0.7
Multiline Retail	0.7
Communications Equipment	0.7
Consumer Finance	0.7
Aerospace & Defense	0.7
IT Services	0.6
Health Care Technology	0.6
Construction Materials	0.5
Diversified Telecommunication Services	0.5
Leisure Products	0.5
Real Estate Management & Development	0.5
Wireless Telecommunication Services	0.5
Water Utilities	0.4
Independent Power & Renewable Electricity Producers	0.4
Entertainment	0.3
Airlines	0.3
Life Sciences Tools & Services	0.2
Air Freight & Logistics	0.1
Personal Products	0.1
Electrical Equipment	0.1
Diversified Financial Services	0.1

108.6
Liabilities in excess of other assets	(8.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$26,809,686	$(26,809,686)	$—

(1) Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A198

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $26,809,686:
Unaffiliated investments (cost $246,126,832)	$315,532,530
Affiliated investments (cost $33,293,121)	33,298,015
Dividends receivable	407,938
Receivable for Portfolio shares sold	131,179
Tax reclaim receivable	6,474
Prepaid expenses	2,461

Total Assets	349,378,597

LIABILITIES
Payable to broker for collateral for securities on loan	27,643,749
Management fee payable	238,601
Accrued expenses and other liabilities	80,525
Payable for Portfolio shares purchased	38,167
Payable for investments purchased	16,790
Payable to affiliate	6,474
Affiliated transfer agent fee payable	980
Trustees’ fees payable	410

Total Liabilities	28,025,696

NET ASSETS	$321,352,901

Net assets were comprised of:
Partners’ Equity	$321,352,901

Net asset value and redemption price per share, $321,352,901 / 8,951,083 outstanding shares of beneficial interest	$35.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2021
NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $3,671 foreign withholding tax, of which $37 is reimbursable by an affiliate)	$3,295,299
Income from securities lending, net (including affiliated income of $12,609)	26,855
Affiliated dividend income	5,110

Total income	3,327,264

EXPENSES
Management fee	2,652,012
Custodian and accounting fees	62,767
Shareholders’ reports	27,065
Audit fee	26,800
Legal fees and expenses	20,883
Trustees’ fees	13,270
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	16,995

Total expenses	2,830,474

NET INVESTMENT INCOME (LOSS)	496,790

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(3,268))	55,333,818

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,206))	9,827,069

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	65,160,887

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,657,677

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$496,790	$1,146,357
Net realized gain (loss) on investment transactions	55,333,818	(8,958,111)
Net change in unrealized appreciation (depreciation) on investments	9,827,069	16,282,566

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,657,677	8,470,812

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,189,991 and 1,269,719 shares, respectively]	39,680,214	28,928,500
Portfolio shares purchased [847,439 and 579,007 shares, respectively]	(28,411,729)	(13,577,173)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	11,268,485	15,351,327

TOTAL INCREASE (DECREASE)	76,926,162	23,822,139
NET ASSETS:
Beginning of year	244,426,739	220,604,600

End of year	$321,352,901	$244,426,739

SEE NOTES TO FINANCIAL STATEMENTS.

A199

PSF STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 97.9%

COMMON STOCKS — 97.3%
Aerospace & Defense — 1.3%
Boeing Co. (The)*	96,736	$19,474,892
General Dynamics Corp.	40,860	8,518,084
Howmet Aerospace, Inc.	67,292	2,141,904
Huntington Ingalls Industries, Inc.	7,000	1,307,180
L3Harris Technologies, Inc.	35,080	7,480,459
Lockheed Martin Corp.	43,058	15,303,244
Northrop Grumman Corp.	26,266	10,166,781
Raytheon Technologies Corp.	262,048	22,551,851
Textron, Inc.	38,950	3,006,940
TransDigm Group, Inc.*	9,130	5,809,236

		95,760,571

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(a)	22,900	2,464,727
Expeditors International of Washington, Inc.	29,500	3,961,555
FedEx Corp.	42,740	11,054,274
United Parcel Service, Inc. (Class B Stock)	127,700	27,371,218

		44,851,774

Airlines — 0.2%
Alaska Air Group, Inc.*	21,900	1,140,990
American Airlines Group, Inc.*(a)	112,300	2,016,908
Delta Air Lines, Inc.*	112,100	4,380,868
Southwest Airlines Co.*	103,137	4,418,389
United Airlines Holdings, Inc.*	56,500	2,473,570

		14,430,725

Auto Components — 0.1%
Aptiv PLC*(a)	47,400	7,818,630
BorgWarner, Inc.(a)	41,600	1,874,912

		9,693,542

Automobiles — 2.5%
Ford Motor Co.	685,459	14,236,984
General Motors Co.*	253,600	14,868,568
Tesla, Inc.*(a)	142,340	150,422,065

		179,527,617

Banks — 3.9%
Bank of America Corp.	1,260,182	56,065,497
Citigroup, Inc.	354,022	21,379,389
Citizens Financial Group, Inc.	74,600	3,524,850
Comerica, Inc.	23,250	2,022,750
Fifth Third Bancorp	119,849	5,219,424
First Republic Bank	31,400	6,484,414
Huntington Bancshares, Inc.	255,675	3,942,509
JPMorgan Chase & Co.	520,295	82,388,713
KeyCorp	163,000	3,770,190
M&T Bank Corp.	22,600	3,470,908
People’s United Financial, Inc.	73,100	1,302,642
PNC Financial Services Group, Inc. (The)	73,993	14,837,076
Regions Financial Corp.(a)	166,412	3,627,782
Signature Bank	10,600	3,428,782
SVB Financial Group*	10,260	6,958,742

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Truist Financial Corp.	233,626	$13,678,802
U.S. Bancorp	235,681	13,238,202
Wells Fargo & Co.	698,276	33,503,282
Zions Bancorp NA	27,400	1,730,584

		280,574,538

Beverages — 1.4%
Brown-Forman Corp. (Class B Stock)	32,025	2,333,342
Coca-Cola Co. (The)	680,350	40,283,523
Constellation Brands, Inc. (Class A Stock)	29,400	7,378,518
Molson Coors Beverage Co. (Class B Stock)(a)	33,400	1,548,090
Monster Beverage Corp.*	65,800	6,319,432
PepsiCo, Inc.	241,994	42,036,778

		99,899,683

Biotechnology — 1.7%
AbbVie, Inc.	309,489	41,904,810
Amgen, Inc.	99,194	22,315,674
Biogen, Inc.*	25,755	6,179,140
Gilead Sciences, Inc.	220,000	15,974,200
Incyte Corp.*	32,900	2,414,860
Moderna, Inc.*	61,800	15,695,964
Regeneron Pharmaceuticals, Inc.*	18,510	11,689,435
Vertex Pharmaceuticals, Inc.*	44,560	9,785,376

		125,959,459

Building Products — 0.5%
A.O. Smith Corp.	23,500	2,017,475
Allegion PLC	15,833	2,096,922
Carrier Global Corp.	151,567	8,220,994
Fortune Brands Home & Security, Inc.	23,800	2,544,220
Johnson Controls International PLC	124,415	10,116,184
Masco Corp.	42,930	3,014,545
Trane Technologies PLC	41,600	8,404,448

		36,414,788

Capital Markets — 2.9%
Ameriprise Financial, Inc.	19,650	5,927,619
Bank of New York Mellon Corp. (The)	133,049	7,727,486
BlackRock, Inc.	25,000	22,889,000
Cboe Global Markets, Inc.	18,500	2,412,400
Charles Schwab Corp. (The)	263,200	22,135,120
CME Group, Inc.	62,810	14,349,573
FactSet Research Systems, Inc.	6,600	3,207,666
Franklin Resources, Inc.(a)	48,900	1,637,661
Goldman Sachs Group, Inc. (The)	59,320	22,692,866
Intercontinental Exchange, Inc.	98,690	13,497,831
Invesco Ltd.	59,200	1,362,784
MarketAxess Holdings, Inc.	6,600	2,714,382
Moody’s Corp.	28,320	11,061,226
Morgan Stanley	251,278	24,665,448
MSCI, Inc.	14,400	8,822,736
Nasdaq, Inc.	20,500	4,305,205
Northern Trust Corp.	36,500	4,365,765
Raymond James Financial, Inc.	32,250	3,237,900
S&P Global, Inc.	42,180	19,906,007

SEE NOTES TO FINANCIAL STATEMENTS.

A200

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)

Capital Markets (cont’d.)
State Street Corp.	64,075	$5,958,975
T. Rowe Price Group, Inc.(a)	39,400	7,747,616

		210,625,266

Chemicals — 1.7%
Air Products & Chemicals, Inc.	38,700	11,774,862
Albemarle Corp.	20,500	4,792,285
Celanese Corp.	19,100	3,209,946
CF Industries Holdings, Inc.	37,600	2,661,328
Corteva, Inc.	128,356	6,068,672
Dow, Inc.	129,522	7,346,488
DuPont de Nemours, Inc.	90,756	7,331,270
Eastman Chemical Co.	23,800	2,877,658
Ecolab, Inc.	43,700	10,251,583
FMC Corp.	22,250	2,445,052
International Flavors & Fragrances, Inc.	44,540	6,709,951
Linde PLC (United Kingdom)	90,300	31,282,629
LyondellBasell Industries NV (Class A Stock)	45,900	4,233,357
Mosaic Co. (The)	64,200	2,522,418
PPG Industries, Inc.	41,600	7,173,504
Sherwin-Williams Co. (The)	42,300	14,896,368

		125,577,371

Commercial Services & Supplies — 0.4%
Cintas Corp.	15,400	6,824,818
Copart, Inc.*	37,300	5,655,426
Republic Services, Inc.	36,835	5,136,641
Rollins, Inc.	39,825	1,362,413
Waste Management, Inc.	67,830	11,320,827

		30,300,125

Communications Equipment — 0.9%
Arista Networks, Inc.*	39,200	5,635,000
Cisco Systems, Inc.	738,175	46,778,150
F5, Inc.*	10,500	2,569,455
Juniper Networks, Inc.	57,400	2,049,754
Motorola Solutions, Inc.	29,627	8,049,656

		65,082,015

Construction & Engineering — 0.0%
Quanta Services, Inc.	25,000	2,866,500

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	11,000	4,845,720
Vulcan Materials Co.	23,200	4,815,856

		9,661,576

Consumer Finance — 0.5%
American Express Co.	109,800	17,963,280
Capital One Financial Corp.	74,569	10,819,216
Discover Financial Services	51,305	5,928,806
Synchrony Financial	95,830	4,445,554

		39,156,856

Containers & Packaging — 0.3%
Amcor PLC	269,300	3,234,293
Avery Dennison Corp.	14,500	3,140,265
Ball Corp.	56,900	5,477,763

	Shares	Value

COMMON STOCKS (continued)

Containers & Packaging (cont’d.)
International Paper Co.	67,967	$3,193,090
Packaging Corp. of America	16,700	2,273,705
Sealed Air Corp.	26,020	1,755,569
Westrock Co.	46,361	2,056,574

		21,131,259

Distributors — 0.1%
Genuine Parts Co.	24,925	3,494,485
LKQ Corp.	46,900	2,815,407
Pool Corp.	7,020	3,973,320

		10,283,212

Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc. (Class B Stock)*	322,210	96,340,790

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	1,249,871	30,746,827
Lumen Technologies, Inc.(a)	161,343	2,024,855
Verizon Communications, Inc.	724,638	37,652,190

		70,423,872

Electric Utilities — 1.6%
Alliant Energy Corp.	43,700	2,686,239
American Electric Power Co., Inc.	88,140	7,841,816
Duke Energy Corp.	134,448	14,103,595
Edison International	66,000	4,504,500
Entergy Corp.	35,000	3,942,750
Evergy, Inc.	39,700	2,723,817
Eversource Energy	60,100	5,467,898
Exelon Corp.	170,773	9,863,848
FirstEnergy Corp.	95,080	3,954,377
NextEra Energy, Inc.	343,500	32,069,160
NRG Energy, Inc.	43,000	1,852,440
Pinnacle West Capital Corp.	19,600	1,383,564
PPL Corp.	134,500	4,043,070
Southern Co. (The)	185,500	12,721,590
Xcel Energy, Inc.	93,895	6,356,692

		113,515,356

Electrical Equipment — 0.5%
AMETEK, Inc.	40,500	5,955,120
Eaton Corp. PLC	69,661	12,038,814
Emerson Electric Co.	104,400	9,706,068
Generac Holdings, Inc.*	11,100	3,906,312
Rockwell Automation, Inc.(a)	20,320	7,088,632

		38,694,946

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp. (Class A Stock)	104,800	9,165,808
CDW Corp.	23,800	4,873,764
Corning, Inc.	134,500	5,007,435
IPG Photonics Corp.*	6,300	1,084,482
Keysight Technologies, Inc.*	32,400	6,690,924
TE Connectivity Ltd.	57,300	9,244,782
Teledyne Technologies, Inc.*	8,129	3,551,479
Trimble, Inc.*	43,900	3,827,641

SEE NOTES TO FINANCIAL STATEMENTS.

A201

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Zebra Technologies Corp. (Class A Stock)*	9,380 $	5,582,976

		49,029,291

Energy Equipment & Services — 0.2%
Baker Hughes Co.	153,048	3,682,335
Halliburton Co.	155,000	3,544,850
Schlumberger NV	244,298	7,316,725

		14,543,910

Entertainment — 1.6%
Activision Blizzard, Inc.	136,400	9,074,692
Electronic Arts, Inc.	49,700	6,555,430
Live Nation Entertainment, Inc.*	23,700	2,836,653
Netflix, Inc.*	77,530	46,707,173
Take-Two Interactive Software, Inc.*	20,100	3,572,172
Walt Disney Co. (The)*	318,072	49,266,172

		118,012,292

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	24,680	5,502,653
American Tower Corp.	79,700	23,312,250
AvalonBay Communities, Inc.	24,418	6,167,743
Boston Properties, Inc.(a)	25,100	2,891,018
Crown Castle International Corp.	75,600	15,780,744
Digital Realty Trust, Inc.	49,700	8,790,439
Duke Realty Corp.	66,700	4,378,188
Equinix, Inc.	15,775	13,343,126
Equity Residential	59,800	5,411,900
Essex Property Trust, Inc.	11,470	4,040,078
Extra Space Storage, Inc.	23,500	5,328,155
Federal Realty Investment Trust	12,300	1,676,736
Healthpeak Properties, Inc.	94,400	3,406,896
Host Hotels & Resorts, Inc.*	124,926	2,172,463
Iron Mountain, Inc.(a)	50,730	2,654,701
Kimco Realty Corp.	106,500	2,625,225
Mid-America Apartment Communities, Inc.	20,200	4,634,688
Prologis, Inc.	129,228	21,756,826
Public Storage	26,750	10,019,480
Realty Income Corp.	99,100	7,094,569
Regency Centers Corp.	26,600	2,004,310
SBA Communications Corp.	19,030	7,403,051
Simon Property Group, Inc.	57,461	9,180,544
UDR, Inc.	50,900	3,053,491
Ventas, Inc.	69,904	3,573,492
Vornado Realty Trust	28,057	1,174,466
Welltower, Inc.	76,200	6,535,674
Weyerhaeuser Co.	130,530	5,375,225

		189,288,131

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	77,332	43,901,376
Kroger Co. (The)	118,900	5,381,414
Sysco Corp.	89,400	7,022,370
Walgreens Boots Alliance, Inc.	125,400	6,540,864
Walmart, Inc.	249,600	36,114,624

		98,960,648

	Shares	Value

COMMON STOCKS (continued)
Food Products — 0.8%
Archer-Daniels-Midland Co.	97,738 $	6,606,112
Campbell Soup Co.(a)	35,800	1,555,868
Conagra Brands, Inc.	84,000	2,868,600
General Mills, Inc.(a)	105,700	7,122,066
Hershey Co. (The)	25,500	4,933,485
Hormel Foods Corp.	48,800	2,381,928
J.M. Smucker Co. (The)	19,000	2,580,580
Kellogg Co.(a)	44,600	2,873,132
Kraft Heinz Co. (The)	124,137	4,456,518
Lamb Weston Holdings, Inc.	25,700	1,628,866
McCormick & Co., Inc.(a)	43,400	4,192,874
Mondelez International, Inc. (Class A Stock)	246,711	16,359,406
Tyson Foods, Inc. (Class A Stock)	51,600	4,497,456

		62,056,891

Gas Utilities — 0.0%
Atmos Energy Corp.	23,200	2,430,664

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	309,625	43,576,622
ABIOMED, Inc.*	7,900	2,837,443
Align Technology, Inc.*	12,820	8,425,048
Baxter International, Inc.	87,700	7,528,168
Becton, Dickinson & Co.	50,149	12,611,471
Boston Scientific Corp.*	248,699	10,564,734
Cooper Cos., Inc. (The)(a)	8,630	3,615,452
DENTSPLY SIRONA, Inc.	38,200	2,131,178
Dexcom, Inc.*	16,980	9,117,411
Edwards Lifesciences Corp.*	109,350	14,166,292
Hologic, Inc.*	44,500	3,406,920
IDEXX Laboratories, Inc.*	14,880	9,797,885
Intuitive Surgical, Inc.*	62,380	22,413,134
Medtronic PLC	235,628	24,375,717
ResMed, Inc.	25,500	6,642,240
STERIS PLC	17,500	4,259,675
Stryker Corp.	58,670	15,689,531
Teleflex, Inc.	8,200	2,693,536
Zimmer Biomet Holdings, Inc.	36,686	4,660,589

		208,513,046

Health Care Providers & Services — 2.7%
AmerisourceBergen Corp.	26,400	3,508,296
Anthem, Inc.	42,580	19,737,533
Cardinal Health, Inc.	50,375	2,593,809
Centene Corp.*	102,268	8,426,883
Cigna Corp.	58,032	13,325,888
CVS Health Corp.	231,099	23,840,173
DaVita, Inc.*	11,700	1,330,992
HCA Healthcare, Inc.	41,900	10,764,948
Henry Schein, Inc.*	24,300	1,883,979
Humana, Inc.	22,500	10,436,850
Laboratory Corp. of America Holdings*	16,800	5,278,728
McKesson Corp.	27,107	6,737,987
Quest Diagnostics, Inc.	21,500	3,719,715
UnitedHealth Group, Inc.	164,930	82,817,950

SEE NOTES TO FINANCIAL STATEMENTS.

A202

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Universal Health Services, Inc. (Class B Stock)	12,800	$1,659,648

		196,063,379

Health Care Technology — 0.1%
Cerner Corp.	51,300	4,764,231

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.*	7,180	17,226,471
Caesars Entertainment, Inc.*	37,600	3,516,728
Carnival Corp.*(a)	140,700	2,830,884
Chipotle Mexican Grill, Inc.*	4,910	8,583,907
Darden Restaurants, Inc.	22,650	3,411,996
Domino’s Pizza, Inc.(a)	6,400	3,611,712
Expedia Group, Inc.*(a)	25,600	4,626,432
Hilton Worldwide Holdings, Inc.*	48,800	7,612,312
Las Vegas Sands Corp.*	59,700	2,247,108
Marriott International, Inc. (Class A Stock)*	47,823	7,902,273
McDonald’s Corp.	130,810	35,066,237
MGM Resorts International	68,200	3,060,816
Norwegian Cruise Line Holdings Ltd.*(a)	64,200	1,331,508
Penn National Gaming, Inc.*(a)	28,800	1,493,280
Royal Caribbean Cruises Ltd.*(a)	38,900	2,991,410
Starbucks Corp.	206,600	24,166,002
Wynn Resorts Ltd.*	18,400	1,564,736
Yum! Brands, Inc.	51,800	7,192,948

		138,436,760

Household Durables — 0.4%
D.R. Horton, Inc.	57,000	6,181,650
Garmin Ltd.	26,700	3,635,739
Lennar Corp. (Class A Stock)	47,600	5,529,216
Mohawk Industries, Inc.*	9,600	1,748,928
Newell Brands, Inc.(a)	65,749	1,435,958
NVR, Inc.*	570	3,368,056
PulteGroup, Inc.	44,285	2,531,331
Whirlpool Corp.(a)	10,567	2,479,652

		26,910,530

Household Products — 1.4%
Church & Dwight Co., Inc.	42,800	4,387,000
Clorox Co. (The)	21,700	3,783,612
Colgate-Palmolive Co.	147,600	12,596,184
Kimberly-Clark Corp.	58,788	8,401,981
Procter & Gamble Co. (The)	424,176	69,386,710

		98,555,487

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	116,500	2,830,950

Industrial Conglomerates —1.0%
3M Co.	101,270	17,988,590
General Electric Co.	192,255	18,162,330
Honeywell International, Inc.	120,650	25,156,731
Roper Technologies, Inc.	18,500	9,099,410

		70,407,061

	Shares	Value

COMMON STOCKS (continued)
Insurance — 1.7%
Aflac, Inc.	106,600	$6,224,374
Allstate Corp. (The)	50,228	5,909,324
American International Group, Inc.	145,329	8,263,407
Aon PLC (Class A Stock)(a)	39,425	11,849,578
Arthur J. Gallagher & Co.	36,200	6,142,054
Assurant, Inc.	10,500	1,636,530
Brown & Brown, Inc.	41,100	2,888,508
Chubb Ltd.	75,430	14,581,373
Cincinnati Financial Corp.	26,028	2,965,370
Everest Re Group Ltd.	6,900	1,890,048
Globe Life, Inc.(a)	16,175	1,515,921
Hartford Financial Services Group, Inc. (The)	59,600	4,114,784
Lincoln National Corp.	29,763	2,031,623
Loews Corp.	35,326	2,040,430
Marsh & McLennan Cos., Inc.	88,500	15,383,070
MetLife, Inc.	125,180	7,822,498
Principal Financial Group, Inc.	43,300	3,131,889
Progressive Corp. (The)	102,400	10,511,360
Travelers Cos., Inc. (The)	43,098	6,741,820
W.R. Berkley Corp.	24,600	2,026,794
Willis Towers Watson PLC	22,700	5,391,023

		123,061,778

Interactive Media & Services — 6.1%
Alphabet, Inc. (Class A Stock)*	52,629	152,468,318
Alphabet, Inc. (Class C Stock)*	48,920	141,554,423
Match Group, Inc.*	49,600	6,559,600
Meta Platforms, Inc. (Class A Stock)*	414,020	139,255,627
Twitter, Inc.*	140,000	6,050,800

		445,888,768

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.*	76,320	254,476,829
eBay, Inc.	112,300	7,467,950
Etsy, Inc.*	22,200	4,860,468

		266,805,247

IT Services — 4.4%
Accenture PLC (Class A Stock)	110,600	45,849,230
Akamai Technologies, Inc.*	28,500	3,335,640
Automatic Data Processing, Inc.	73,660	18,163,083
Broadridge Financial Solutions, Inc.	20,400	3,729,528
Cognizant Technology Solutions Corp. (Class A Stock)	91,800	8,144,496
DXC Technology Co.*	43,950	1,414,751
EPAM Systems, Inc.*	9,940	6,644,393
Fidelity National Information Services, Inc.	106,600	11,635,390
Fiserv, Inc.*	104,100	10,804,539
FleetCor Technologies, Inc.*	14,200	3,178,528
Gartner, Inc.*	14,400	4,814,208
Global Payments, Inc.	50,863	6,875,660
International Business Machines Corp.	157,025	20,987,961
Jack Henry & Associates, Inc.	12,900	2,154,171
Mastercard, Inc. (Class A Stock)	151,900	54,580,708
Paychex, Inc.	56,250	7,678,125
PayPal Holdings, Inc.*	205,700	38,790,906

SEE NOTES TO FINANCIAL STATEMENTS.

A203

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
VeriSign, Inc.*	17,100	$4,340,322
Visa, Inc. (Class A Stock)(a)	293,400	63,582,714

		316,704,353

Leisure Products — 0.0%
Hasbro, Inc.(a)	22,950	2,335,851

Life Sciences Tools & Services — 2.0%
Agilent Technologies, Inc.	52,982	8,458,576
Bio-Rad Laboratories, Inc. (Class A Stock)*	3,760	2,840,943
Bio-Techne Corp.	6,880	3,559,299
Charles River Laboratories International, Inc.*	8,900	3,353,342
Danaher Corp.	111,300	36,618,813
Illumina, Inc.*	27,360	10,408,839
IQVIA Holdings, Inc.*	33,500	9,451,690
Mettler-Toledo International, Inc.*	4,050	6,873,701
PerkinElmer, Inc.	22,100	4,443,426
Thermo Fisher Scientific, Inc.	68,980	46,026,215
Waters Corp.*	10,600	3,949,560
West Pharmaceutical Services, Inc.	13,000	6,097,130

		142,081,534

Machinery — 1.5%
Caterpillar, Inc.	94,600	19,557,604
Cummins, Inc.	25,000	5,453,500
Deere &Co.	49,450	16,955,911
Dover Corp.	25,400	4,612,640
Fortive Corp.	62,800	4,791,012
IDEX Corp.	13,400	3,166,688
Illinois Tool Works, Inc.( a)	50,075	12,358,510
Ingersoll Rand, Inc.	71,337	4,413,620
Otis Worldwide Corp.	74,583	6,493,942
PACCAR, Inc.	60,628	5,351,027
Parker-Hannifin Corp.	22,687	7,217,188
Pentair PLC(a)	28,907	2,111,078
Snap-on, Inc.(a)	9,400	2,024,572
Stanley Black & Decker, Inc.	28,635	5,401,134
Westinghouse Air Brake Technologies Corp.	32,812	3,022,313
Xylem, Inc.(a)	31,600	3,789,472

		106,720,211

Media — 1.0%
Charter Communications, Inc. (Class A Stock)*	21,650	14,115,151
Comcast Corp. (Class A Stock)	798,092	40,167,970
Discovery, Inc. (Class A Stock)*(a)	29,900	703,846
Discovery, Inc. (Class C Stock)*(a)	52,100	1,193,090
DISH Network Corp. (Class A Stock)*	43,175	1,400,597
Fox Corp. (Class A Stock)	56,166	2,072,525
Fox Corp. (Class B Stock)	25,766	883,001
Interpublic Group of Cos., Inc. (The)(a)	68,262	2,556,412
News Corp. (Class A Stock)	67,925	1,515,407
News Corp. (Class B Stock)	21,400	481,500
Omnicom Group, Inc.(a)	37,300	2,732,971

	Shares	Value

COMMON STOCKS (continued)
Media (cont’d.)
ViacomCBS, Inc. (Class B Stock)(a)	104,966	$3,167,874

		70,990,344

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	257,012	10,725,111
Newmont Corp.	139,703	8,664,380
Nucor Corp.	50,100	5,718,915

		25,108,406

Multiline Retail — 0.5%
Dollar General Corp.	41,300	9,739,779
Dollar Tree, Inc.*	39,447	5,543,092
Target Corp.	85,468	19,780,714

		35,063,585

Multi-Utilities — 0.7%
Ameren Corp.	44,900	3,996,549
CenterPoint Energy, Inc.	110,110	3,073,170
CMS Energy Corp.	50,700	3,298,035
Consolidated Edison, Inc.	61,900	5,281,308
Dominion Energy, Inc.	141,240	11,095,815
DTE Energy Co.	33,700	4,028,498
NiSource, Inc.	67,500	1,863,675
Public Service Enterprise Group, Inc.	88,300	5,892,259
Sempra Energy	55,854	7,388,367
WEC Energy Group, Inc.	55,176	5,355,934

		51,273,610

Oil, Gas & Consumable Fuels — 2.4%
APA Corp.	63,550	1,708,860
Chevron Corp.	337,759	39,636,019
ConocoPhillips	230,861	16,663,547
Coterra Energy, Inc.	142,100	2,699,900
Devon Energy Corp.(a)	110,300	4,858,715
Diamondback Energy, Inc.	29,600	3,192,360
EOG Resources, Inc.	102,400	9,096,192
Exxon Mobil Corp.	741,004	45,342,035
Hess Corp.	48,375	3,581,201
Kinder Morgan, Inc.	341,343	5,413,700
Marathon Oil Corp.	135,594	2,226,453
Marathon Petroleum Corp.	107,787	6,897,290
Occidental Petroleum Corp.	155,428	4,505,858
ONEOK, Inc.	77,740	4,568,002
Phillips 66	76,364	5,533,335
Pioneer Natural Resources Co.	39,700	7,220,636
Valero Energy Corp.	71,600	5,377,876
Williams Cos., Inc. (The)	211,700	5,512,668

		174,034,647

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	40,600	15,030,120

Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	388,140	24,200,529
Catalent, Inc.*	30,000	3,840,900
Eli Lilly & Co.	139,000	38,394,580
Johnson & Johnson	460,796	78,828,372
Merck &Co., Inc.	442,103	33,882,774

SEE NOTES TO FINANCIAL STATEMENTS.

A204

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Organon & Co.	43,790	$1,333,405
Pfizer, Inc.	982,423	58,012,078
Viatris, Inc.	209,894	2,839,866
Zoetis, Inc.	82,900	20,230,087

		261,562,591

Professional Services — 0.4%
Equifax, Inc.	21,300	6,236,427
IHS Markit Ltd.	69,600	9,251,232
Jacobs Engineering Group, Inc.	22,800	3,174,444
Leidos Holdings, Inc.	24,600	2,186,940
Nielsen Holdings PLC	61,800	1,267,518
Robert Half International, Inc.	19,500	2,174,640
Verisk Analytics, Inc.	28,200	6,450,186

		30,741,387

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	58,600	6,358,686

Road & Rail — 0.9%
CSX Corp.	389,716	14,653,322
J.B. Hunt Transport Services, Inc.(a)	14,700	3,004,680
Norfolk Southern Corp.	43,300	12,890,843
Old Dominion Freight Line, Inc.	16,250	5,823,675
Union Pacific Corp.	114,100	28,745,213

		65,117,733

Semiconductors & Semiconductor Equipment — 6.2%
Advanced Micro Devices, Inc.*	211,400	30,420,460
Analog Devices, Inc.	93,944	16,512,537
Applied Materials, Inc.	158,100	24,878,616
Broadcom, Inc.	72,040	47,936,136
Enphase Energy, Inc.*	23,600	4,317,384
Intel Corp.	711,900	36,662,850
KLA Corp.	26,600	11,440,926
Lam Research Corp.	24,660	17,734,239
Microchip Technology, Inc.	97,100	8,453,526
Micron Technology, Inc.	195,800	18,238,770
Monolithic Power Systems, Inc.	7,600	3,749,308
NVIDIA Corp.	437,560	128,690,772
NXP Semiconductors NV (China)	46,600	10,614,548
Qorvo, Inc.*	19,286	3,016,138
QUALCOMM, Inc.	196,050	35,851,663
Skyworks Solutions, Inc.(a)	29,100	4,514,574
SolarEdge Technologies, Inc.*	9,200	2,581,244
Teradyne, Inc.	28,600	4,676,958
Texas Instruments, Inc.	161,700	30,475,599
Xilinx, Inc.	43,400	9,202,102

		449,968,350

Software — 9.3%
Adobe, Inc.*	83,295	47,233,263
ANSYS, Inc.*	15,300	6,137,136
Autodesk, Inc.*	38,470	10,817,379
Cadence Design Systems, Inc.*	48,600	9,056,610
Ceridian HCM Holding, Inc.*	24,000	2,507,040
Citrix Systems, Inc.	21,600	2,043,144
Fortinet, Inc.*	23,800	8,553,720
Intuit, Inc.	49,560	31,877,983

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Microsoft Corp.	1,313,780	$441,850,490
NortonLifeLock, Inc.	100,811	2,619,070
Oracle Corp.	282,295	24,618,947
Paycom Software, Inc.*	8,400	3,487,596
PTC, Inc.*	18,600	2,253,390
salesforce.com, Inc.*	171,400	43,557,882
ServiceNow, Inc.*	34,830	22,608,501
Synopsys, Inc.*	26,800	9,875,800
Tyler Technologies, Inc.*	7,180	3,862,481

		672,960,432

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	11,060	2,653,073
AutoZone, Inc.*	3,670	7,693,751
Bath & Body Works, Inc.	46,096	3,217,040
Best Buy Co., Inc.	38,825	3,944,620
CarMax, Inc.*	28,500	3,711,555
Gap, Inc. (The)	37,387	659,880
Home Depot, Inc. (The)	185,769	77,095,993
Lowe’s Cos., Inc.	123,175	31,838,274
O’Reilly Automotive, Inc.*	12,010	8,481,822
Ross Stores, Inc.	62,500	7,142,500
TJX Cos., Inc. (The)	210,800	16,003,936
Tractor Supply Co.	20,000	4,772,000
Ulta Beauty, Inc.*	9,570	3,946,094

		171,160,538

Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	2,727,320	484,290,213
Hewlett Packard Enterprise Co.(a)	228,166	3,598,178
HP, Inc.	201,766	7,600,525
NetApp, Inc.	39,100	3,596,809
Seagate Technology Holdings PLC(a)	35,900	4,055,982
Western Digital Corp.*	54,568	3,558,379

		506,700,086

Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc. (Class B Stock)	223,700	37,284,079
PVH Corp.	12,400	1,322,460
Ralph Lauren Corp.	8,500	1,010,310
Tapestry, Inc.	49,000	1,989,400
Under Armour, Inc. (Class A Stock)*	32,700	692,913
Under Armour, Inc. (Class C Stock)*(a)	36,103	651,298
VF Corp.	57,144	4,184,084

		47,134,544

Tobacco — 0.6%
Altria Group, Inc.	322,200	15,269,058
Philip Morris International, Inc.	272,200	25,859,000

		41,128,058

Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	100,300	6,425,218
United Rentals, Inc.*	12,740	4,233,374
W.W. Grainger, Inc.	7,620	3,948,989

		14,607,581

SEE NOTES TO FINANCIAL STATEMENTS.

A205

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Water Utilities — 0.1%
American Water Works Co.,Inc.	31,700	$5,986,862

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.*	102,600	11,899,548

TOTAL COMMON STOCKS (cost $1,571,003,884)		7,061,999,962

EXCHANGE-TRADED FUNDS — 0.6%
iShares Core S&P 500 ETF	77,600	37,014,424
SPDR S&P 500 ETF Trust	17,000	8,074,320

TOTAL EXCHANGE-TRADED FUNDS (cost $31,637,094)		45,088,744

TOTAL LONG-TERM INVESTMENTS (cost $1,602,640,978)		7,107,088,706

SHORT-TERM INVESTMENTS — 5.6%

AFFILIATED MUTUAL FUNDS — 5.5%
PGIM Core Ultra Short Bond Fund(wa)	144,567,480	144,567,480
PGIM Institutional Money Market Fund (cost $254,977,818; includes $254,962,200 of cash collateral for securities on loan)(b)(wa)	255,293,920	255,115,214

TOTAL AFFILIATED MUTUAL FUNDS (cost $399,545,298)		399,682,694

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
0.040%	03/17/22	7,400	7,399,171

(cost $7,399,386)
TOTAL SHORT-TERM INVESTMENTS (cost $406,944,684)			407,081,865

TOTAL INVESTMENTS—103.5% (cost $2,009,585,662)			7,514,170,571
Liabilities in excess of other assets(z) — (3.5)%			(253,005,928)

NET ASSETS — 100.0%			$7,261,164,643

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $248,092,556; cash collateral of $254,962,200 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
629	S&P 500 E-Mini Index	Mar. 2022	$149,654,825	$1,824,910

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A206

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$—	$7,399,171

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$95,760,571	$—	$—
Air Freight & Logistics	44,851,774	—	—
Airlines	14,430,725	—	—
Auto Components	9,693,542	—	—
Automobiles	179,527,617	—	—
Banks	280,574,538	—	—
Beverages	99,899,683	—	—
Biotechnology	125,959,459	—	—
Building Products	36,414,788	—	—
Capital Markets	210,625,266	—	—
Chemicals	125,577,371	—	—
Commercial Services & Supplies	30,300,125	—	—
Communications Equipment	65,082,015	—	—
Construction & Engineering	2,866,500	—	—
Construction Materials	9,661,576	—	—
Consumer Finance	39,156,856	—	—
Containers & Packaging	21,131,259	—	—
Distributors	10,283,212	—	—
Diversified Financial Services	96,340,790	—	—
Diversified Telecommunication Services	70,423,872	—	—
Electric Utilities	113,515,356	—	—
Electrical Equipment	38,694,946	—	—
Electronic Equipment, Instruments & Components	49,029,291	—	—
Energy Equipment & Services	14,543,910	—	—
Entertainment	118,012,292	—	—
Equity Real Estate Investment Trusts (REITs)	189,288,131	—	—
Food & Staples Retailing	98,960,648	—	—
Food Products	62,056,891	—	—
Gas Utilities	2,430,664	—	—
Health Care Equipment & Supplies	208,513,046	—	—
Health Care Providers & Services	196,063,379	—	—
Health Care Technology	4,764,231	—	—
Hotels, Restaurants & Leisure	138,436,760	—	—
Household Durables	26,910,530	—	—
Household Products	98,555,487	—	—
Independent Power & Renewable Electricity Producers	2,830,950	—	—
Industrial Conglomerates	70,407,061	—	—
Insurance	123,061,778	—	—
Interactive Media & Services	445,888,768	—	—
Internet & Direct Marketing Retail	266,805,247	—	—
IT Services	316,704,353	—	—
Leisure Products	2,335,851	—	—
Life Sciences Tools & Services	142,081,534	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A207

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Machinery	$106,720,211	$—	$—
Media	70,990,344	—	—
Metals & Mining	25,108,406	—	—
Multiline Retail	35,063,585	—	—
Multi-Utilities	51,273,610	—	—
Oil, Gas & Consumable Fuels	174,034,647	—	—
Personal Products	15,030,120	—	—
Pharmaceuticals	261,562,591	—	—
Professional Services	30,741,387	—	—
Real Estate Management & Development	6,358,686	—	—
Road & Rail	65,117,733	—	—
Semiconductors & Semiconductor Equipment	449,968,350	—	—
Software	672,960,432	—	—
Specialty Retail	171,160,538	—	—
Technology Hardware, Storage & Peripherals	506,700,086	—	—
Textiles, Apparel & Luxury Goods	47,134,544	—	—
Tobacco	41,128,058	—	—
Trading Companies & Distributors	14,607,581	—	—
Water Utilities	5,986,862	—	—
Wireless Telecommunication Services	11,899,548	—	—
Exchange-Traded Funds	45,088,744	—	—
Short-Term Investments
Affiliated Mutual Funds	399,682,694	—	—
U.S. Treasury Obligation	—	7,399,171	—

Total	$7,506,771,400	$7,399,171	$—

Other Financial Instruments* Assets
Futures Contracts	$1,824,910	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	9.3%
Technology Hardware, Storage & Peripherals	7.0
Semiconductors & Semiconductor Equipment	6.2
Interactive Media & Services	6.1
Affiliated Mutual Funds (3.5% represents investments purchased with collateral from securities on loan)	5.5
IT Services	4.4
Banks	3.9
Internet & Direct Marketing Retail	3.7
Pharmaceuticals	3.6
Capital Markets	2.9
Health Care Equipment & Supplies	2.9
Health Care Providers & Services	2.7
Equity Real Estate Investment Trusts (REITs)	2.6
Automobiles	2.5
Oil, Gas & Consumable Fuels	2.4
Specialty Retail	2.4
Life Sciences Tools & Services	2.0

Hotels, Restaurants & Leisure	1.9%
Biotechnology	1.7
Chemicals	1.7
Insurance	1.7
Entertainment	1.6
Electric Utilities	1.6
Machinery	1.5
Beverages	1.4
Food & Staples Retailing	1.4
Household Products	1.4
Diversified Financial Services	1.3
Aerospace & Defense	1.3
Media	1.0
Diversified Telecommunication Services	1.0
Industrial Conglomerates	1.0
Road & Rail	0.9
Communications Equipment	0.9
Food Products	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A208

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Multi-Utilities	0.7%
Electronic Equipment, Instruments & Components	0.7
Textiles, Apparel & Luxury Goods	0.6
Exchange-Traded Funds	0.6
Air Freight & Logistics	0.6
Tobacco	0.6
Consumer Finance	0.5
Electrical Equipment	0.5
Building Products	0.5
Multiline Retail	0.5
Professional Services	0.4
Commercial Services & Supplies	0.4
Household Durables	0.4
Metals & Mining	0.3
Containers & Packaging	0.3
Personal Products	0.2
Trading Companies & Distributors	0.2
Energy Equipment & Services	0.2
Airlines	0.2

Wireless Telecommunication Services	0.2%
Distributors	0.1
Auto Components	0.1
Construction Materials	0.1
U.S. Treasury Obligation	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Health Care Technology	0.1
Construction & Engineering	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Gas Utilities	0.0	*
Leisure Products	0.0	*

	103.5
Liabilities in excess of other assets	(3.5)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$1,824,910*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$33,523,532

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(519,167)

SEE NOTES TO FINANCIAL STATEMENTS.

A209

PSF STOCK INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$129,616,616

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$248,092,556	$(248,092,556)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A210

PSF STOCK INDEX PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $248,092,556:
Unaffiliated investments (cost $1,610,040,364)	$7,114,487,877
Affiliated investments (cost $399,545,298)	399,682,694
Cash	36,332
Dividends receivable	4,272,874
Receivable for Portfolio shares sold	905,109
Receivable for investments sold	230,854
Tax reclaim receivable	79,841
Prepaid expenses	670,003

Total Assets	7,520,365,584

LIABILITIES
Payable to broker for collateral for securities on loan	254,962,200
Management fee payable	1,678,040
Payable for investments purchased	1,094,705
Payable for Portfolio shares purchased	884,336
Due to broker-variation margin futures	432,438
Accrued expenses and other liabilities	141,878
Distribution fee payable	3,214
Trustees’ fees payable	3,150
Affiliated transfer agent fee payable	980

Total Liabilities	259,200,941

NET ASSETS	$7,261,164,643

Net assets were comprised of:
Partners’ Equity	$7,261,164,643

Class I:
Net asset value and redemption price per share, $7,244,396,171 / 64,423,330 outstanding shares of beneficial interest	$112.45

Class III:
Net asset value and redemption price per share, $16,768,472 / 149,371 outstanding shares of beneficial interest	$112.26

STATEMENT OF OPERATIONS Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $105,441 foreign withholding tax)	$86,556,304
Affiliated dividend income	167,751
Income from securities lending, net (including affiliated income of $143,230)	156,149
Interest income	3,377

Total income	86,883,581

EXPENSES
Management fee	18,080,511
Distribution fee—Class III	12,797
Custodian and accounting fees	327,337
Shareholders’ reports	153,965
Trustees’ fees	91,570
Legal fees and expenses	45,784
Audit fee	32,000
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	130,871

Total expenses	18,885,517

NET INVESTMENT INCOME (LOSS)	67,998,064

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(47,221))	46,636,257
Futures transactions	33,523,532

80,159,789

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(11,492))	1,444,496,751
Futures	(519,167)

1,443,977,584

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,524,137,373

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,592,135,437

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$67,998,064	$72,019,778
Net realized gain (loss) on investment transactions	80,159,789	59,543,856
Net change in unrealized appreciation (depreciation) on investments	1,443,977,584	725,481,123

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,592,135,437	857,044,757

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	325,130,065	296,701,054
Portfolio shares purchased	(276,298,925)	(290,448,745)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	48,831,140	6,252,309

TOTAL INCREASE (DECREASE)	1,640,966,577	863,297,066
NET ASSETS:
Beginning of year	5,620,198,066	4,756,901,000

End of year	$7,261,164,643	$5,620,198,066

SEE NOTES TO FINANCIAL STATEMENTS.

A211

Financial Highlights

PSF Global Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$48.06	$41.49	$31.83		$34.33		$27.50

Income (Loss) From Investment Operations:
Net investment income (loss)	0.46	0.41	0.52		0.47		0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.30	6.16	9.14		(2.99)		6.41

Total from investment operations	8.76	6.57	9.66		(2.52)		6.83

Capital Contributions	—	—	—	(b)(c)	0.02	(b)	—

Net Asset Value, end of year	$56.82	$48.06	$41.49		$31.83		$34.33

Total Return(d)	18.23%	15.84%	30.39	%(e)	(7.28	)%(f)	24.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,518.5	$1,377.0	$1,263.7		$1,006.6		$1,132.9
Average net assets (in millions)	$1,472.2	$1,190.6	$1,157.5		$1,139.9		$1,051.8
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.74%	0.76%	0.77%		0.77%		0.79%
Expenses before waivers and/or expense reimbursement	0.78%	0.80%	0.80%		0.80%		0.81%
Net investment income (loss)	0.86%	1.01%	1.41%		1.33%		1.34%
Portfolio turnover rate(h)	21%	34%	26%		28%		33%

PSF Global Portfolio—Class III
	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$53.13

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.44

Total from investment operations	3.59

Net Asset Value, end of period	$56.72

Total Return(d)	6.76%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.2
Average net assets (in millions)	$0.1
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.99	%(j)
Expenses before waivers and/or expense reimbursement	1.03	%(j)
Net investment income (loss)	0.40	%(j)
Portfolio turnover rate(h)	21%
(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.34)%.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B1

Financial Highlights

PSF International Growth Portfolio—Class I

	Year Ended December 31,
	2021		2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.26		$9.28	$7.01		$8.05		$5.92

Income (Loss) From Investment Operations:
Net investment income (loss)	—	(b)	— (b)	0.05		0.07		0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.53		2.98	2.21		(1.12)		2.08

Total from investment operations	1.53		2.98	2.26		(1.05)		2.13

Capital Contributions	—		—	0.01	(c)(d)	0.01	(d)	—

Net Asset Value, end of year	$13.79		$12.26	$9.28		$7.01		$8.05

Total Return(e)	12.48%		32.11%	32.38	%(f)	(12.92	)%(g)	35.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$108.1		$103.2	$85.6		$70.1		$84.3
Average net assets (in millions)	$108.3		$86.3	$79.6		$81.8		$75.1
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.01%		1.01%	1.01%		1.01%		1.01%
Expenses before waivers and/or expense reimbursement	1.07%		1.21%	1.24%		1.20%		1.34%
Net investment income (loss)	—	%(b)	0.05%	0.64%		0.83%		0.67%
Portfolio turnover rate(i)	27%		44%	26%		37%		45%

PSF International Growth Portfolio—Class II
	Year Ended December 31,
	2021		2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.75		$8.93	$6.77		$7.81		$5.76

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)		(0.03)	0.02		0.03		0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.47		2.85	2.13		(1.08)		2.02

Total from investment operations	1.42		2.82	2.15		(1.05)		2.05

Capital Contributions	—		—	0.01	(c)(d)	0.01	(d)	—

Net Asset Value, end of year	$13.17		$11.75	$8.93		$6.77		$7.81

Total Return(e)	12.09%		31.58%	31.91	%(f)	(13.32	)%(g)	35.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.2		$0.2	$0.1		$0.1		$0.1
Average net assets (in millions)	$0.2		$0.1	$0.1		$0.1		$0.3
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.41%		1.41%	1.41%		1.41%		1.41%
Expenses before waivers and/or expense reimbursement	1.47%		1.61%	1.64%		1.60%		1.72%
Net investment income (loss)	(0.39)%		(0.36)%	0.24%		0.44%		0.39%
Portfolio turnover rate(i)	27%		44%	26%		37%		45%
(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 32.24% and 31.76% for Class I and Class II, respectively.

(g)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.04)% and (13.45)% for Class I and Class II, respectively.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B2

Financial Highlights

PSF Mid-Cap Growth Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$27.68	$18.77	$13.63	$14.79		$12.08

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.08)	(0.03)	— (b)	0.02		0.02
Net realized and unrealized gain (loss) on investment transactions	3.04	8.94	5.14	(1.18)		2.69

Total from investment operations	2.96	8.91	5.14	(1.16)		2.71

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$30.64	$27.68	$18.77	$13.63		$14.79

Total Return(d)	10.69%	47.47%	37.71%	(7.84	)%(e)	22.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$424.7	$382.1	$279.8	$214.8		$249.8
Average net assets (in millions)	$407.5	$302.1	$257.0	$248.2		$235.7
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.64%	0.67%	0.70%	0.68%		0.71%
Expenses before waivers and/or expense reimbursement	0.64%	0.67%	0.70%	0.68%		0.71%
Net investment income (loss)	(0.28)%	(0.15)%	(0.01)%	0.15%		0.18%
Portfolio turnover rate(g)	46%	63%	106%	43%		39%

PSF Mid-Cap Growth Portfolio—Class II

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$25.81	$17.57	$12.81	$13.95		$11.44

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.19)	(0.10)	(0.06)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.83	8.34	4.82	(1.11)		2.54

Total from investment operations	2.64	8.24	4.76	(1.14)		2.51

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$28.45	$25.81	$17.57	$12.81		$13.95

Total Return(d)	10.23%	46.90%	37.16%	(8.17	)%(e)	21.94%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.3	$0.3	$0.5	$0.5		$0.6
Average net assets (in millions)	$0.3	$0.4	$0.6	$0.6		$0.8
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.05%	1.07%	1.10%	1.08%		1.10%
Expenses before waivers and/or expense reimbursement	1.05%	1.07%	1.10%	1.08%		1.10%
Net investment income (loss)	(0.68)%	(0.53)%	(0.40)%	(0.24)%		(0.22)%
Portfolio turnover rate(g)	46%	63%	106%	43%		39%

SEE NOTES TO FINANCIAL STATEMENTS.

B3

Financial Highlights

PSF Mid-Cap Growth Portfolio—Class III

	April 26, 2021(h) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$29.77

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	0.94

Total from investment operations	0.83

Net Asset Value, end of period	$30.60

Total Return(d)	2.79%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.8
Average net assets (in millions)	$0.3
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.88	%(i)
Expenses before waivers and/or expense reimbursement	0.88	%(i)
Net investment income (loss)	(0.53	)%(i)
Portfolio turnover rate(g)	46%
(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the investment companies in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B4

Financial Highlights

PSF Natural Resources Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$27.33	$24.34	$21.99		$26.84		$26.89

Income (Loss) From Investment Operations:
Net investment income (loss)	0.77	0.49	0.72		0.60		0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.20	2.50	1.63		(5.46)		(0.45)

Total from investment operations	6.97	2.99	2.35		(4.86)		(0.05)

Capital Contributions	—	—	—	(b)(c)	0.01	(b)	—

Net Asset Value, end of year	$34.30	$27.33	$24.34		$21.99		$26.84

Total Return(d)	25.50%	12.28%	10.69	%(e)	(18.07	)%(f)	(0.19)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$419.2	$351.8	$332.2		$324.3		$424.6
Average net assets (in millions)	$402.7	$284.9	$338.8		$398.1		$410.3
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.50%	0.54%	0.53%		0.51%		0.52%
Expenses before waivers and/or expense reimbursement	0.51%	0.55%	0.54%		0.52%		0.53%
Net investment income (loss)	2.39%	2.28%	3.04%		2.30%		1.60%
Portfolio turnover rate(h)	79%	136%	132%		108%		114%
PSF Natural Resources Portfolio—Class II
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$26.21	$23.44	$21.26		$26.06		$26.20

Income (Loss) From Investment Operations:
Net investment income (loss)	0.58	0.41	0.61		0.49		0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.98	2.36	1.57		(5.30)		(0.43)

Total from investment operations	6.56	2.77	2.18		(4.81)		(0.14)

Capital Contributions	—	—	—	(b)(c)	0.01	(b)	—

Net Asset Value, end of year	$32.77	$26.21	$23.44		$21.26		$26.06

Total Return(d)	25.03%	11.82%	10.25	%(e)	(18.42	)%(f)	(0.53)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$25.6	$32.5	$49.5		$48.4		$53.4
Average net assets (in millions)	$27.8	$37.6	$50.1		$52.0		$48.3
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.90%	0.94%	0.93%		0.91%		0.92%
Expenses before waivers and/or expense reimbursement	0.91%	0.95%	0.94%		0.92%		0.93%
Net investment income (loss)	1.89%	2.05%	2.63%		1.93%		1.21%
Portfolio turnover rate(h)	79%	136%	132%		108%		114%

SEE NOTES TO FINANCIAL STATEMENTS.

B5

Financial Highlights

PSF Natural Resources Portfolio—Class III

	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$31.02

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.02

Total from investment operations	3.22

Net Asset Value, end of period	$34.24

Total Return(d)	10.38%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.0
Average net assets (in millions)	$0.3
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.72	%(j)
Expenses before waivers and/or expense reimbursement	0.73	%(j)
Net investment income (loss)	0.82	%(j)
Portfolio turnover rate(h)	79%
(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (18.11)% and (18.46)% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B6

Financial Highlights

PSF PGIM 50/50 Balanced Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$34.99	$31.40	$26.50		$27.17		$24.18

Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.50	0.59		0.53		0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.28	3.09	4.31		(1.20)		2.54

Total from investment operations	4.68	3.59	4.90		(0.67)		2.99

Capital Contributions	—	—	—	(b)(c)	—	(b)(c)	—

Net Asset Value, end of year	$39.67	$34.99	$31.40		$26.50		$27.17

Total Return(d)	13.38%	11.43%	18.49	%(e)	(2.47	)%(e)	12.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,896	$2,710	$2,597		$2,370		$2,595
Average net assets (in millions)	$2,800	$2,540	$2,506		$2,535		$2,535
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.57%	0.58%	0.59%		0.59%		0.58%
Expenses before waivers and/or expense reimbursement	0.57%	0.58%	0.59%		0.59%		0.58%
Net investment income (loss)	1.06%	1.58%	2.02%		1.94%		1.75%
Portfolio turnover rate(g)(h)	69%	75%	90%		101%		136%

PSF PGIM 50/50 Balanced Portfolio—Class III

	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$36.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.64

Total from investment operations	2.85

Net Asset Value, end of period	$39.60

Total Return(d)	7.76%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3
Average net assets (in millions)	$1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.81	%(j)
Expenses before waivers and/or expense reimbursement	0.81	%(j)
Net investment income (loss)	0.76	%(j)
Portfolio turnover rate(g)(h)	69%
(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B7

Financial Highlights

PSF PGIM Flexible Managed Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$37.61	$34.32	$28.63		$29.88		$25.99

Income (Loss) From Investment Operations:
Net investment income (loss)	0.49	0.56	0.61		0.53		0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.04	2.73	5.08		(1.78)		3.44

Total from investment operations	6.53	3.29	5.69		(1.25)		3.89

Capital Contributions	—	—	—	(b)(c)	—	(b)(c)	—

Net Asset Value, end of year	$44.14	$37.61	$34.32		$28.63		$29.88

Total Return(d)	17.36%	9.59%	19.87	%(e)	(4.18	)%(e)	14.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,968	$4,479	$4,328		$3,834		$4,230
Average net assets (in millions)	$4,766	$4,171	$4,127		$4,157		$4,043
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.61%	0.62%	0.63%		0.63%		0.62%
Expenses before waivers and/or expense reimbursement	0.61%	0.62%	0.63%		0.63%		0.62%
Net investment income (loss)	1.18%	1.64%	1.92%		1.75%		1.62%
Portfolio turnover rate(g)(h)	119%	120%	125%		139%		175%

PSF PGIM Flexible Managed Portfolio—Class III
	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$40.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.07

Total from investment operations	3.33

Net Asset Value, end of period	$44.06

Total Return(d)	8.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2
Average net assets (in millions)	$1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.86	%(j)
Expenses before waivers and/or expense reimbursement	0.86	%(j)
Net investment income (loss)	0.86	%(j)
Portfolio turnover rate(g)(h)	119%
(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B8

Financial Highlights

PSF PGIM Government Income Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.51	$13.54	$12.70	$12.62		$12.26

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.23	0.31	0.28		0.23
Net realized and unrealized gain (loss) on investment transactions	(0.65)	0.74	0.53	(0.20)		0.13

Total from investment operations	(0.46)	0.97	0.84	0.08		0.36

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$14.05	$14.51	$13.54	$12.70		$12.62

Total Return(d)	(3.17)%	7.16%	6.61%	0.63	%(e)	2.94%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$223.1	$246.2	$238.6	$221.1		$244.1
Average net assets (in millions)	$231.5	$246.6	$234.6	$230.5		$252.4
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.48%	0.51%	0.52%	0.51%		0.53%
Expenses before waivers and/or expense reimbursement	0.48%	0.51%	0.52%	0.51%		0.53%
Net investment income (loss)	1.35%	1.58%	2.34%	2.28%		1.84%
Portfolio turnover rate(g)(h)	222%	150%	269%	284%		495%

PSF PGIM Government Income Portfolio—Class III

	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$14.17

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investment transactions	(0.25)

Total from investment operations	(0.14)

Net Asset Value, end of period	$14.03

Total Return(d)	(0.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.3
Average net assets (in millions)	$0.2
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.68	%(j)
Expenses before waivers and/or expense reimbursement	0.68	%(j)
Net investment income (loss)	1.09	%(j)
Portfolio turnover rate(g)(h)	222%
(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B9

Financial Highlights

PSF PGIM Government Money Market Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	— (b)	0.03	0.19	0.15	0.06
Less Dividends and Distributions	— (b)	(0.03)	(0.19)	(0.15)	(0.06)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(c)	0.04%	0.30%	1.92%	1.53%	0.56%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$725	$792	$600	$536	$560
Average net assets (in millions)	$748	$667	$563	$560	$665
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.06%	0.21%	0.35%	0.35%	0.35%
Expenses before waivers and/or expense reimbursement	0.32%	0.34%	0.35%	0.35%	0.35%
Net investment income (loss)	—%	0.26%	1.88%	1.52%	0.55%

PSF PGIM Government Money Market Portfolio—Class III

	Year Ended December 31, 2021	May 18, 2020(e) through December 31, 2020
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	— (b)	—	(b)
Less Dividends and Distributions:	— (b)	—	(b)

Net Asset Value, end of period	$10.00	$10.00

Total Return(c)	0.04%	—	%(b)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$144	$66
Average net assets (in millions)	$118	$34
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.06%	0.13	%(f)
Expenses before waivers and/or expense reimbursement	0.58%	0.58	%(f)
Net investment income (loss)	—%	—	%(b)(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Commencement of offering.
(f)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

B10

Financial Highlights

PSF PGIM High Yield Bond Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$6.18	$5.77	$4.96	$5.17		$5.10

Income (Loss) From Investment Operations:
Net investment income (loss)	0.33	0.35	0.34	0.33		0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16	0.06	0.47	(0.39)		0.07

Total from investment operations	0.49	0.41	0.81	(0.06)		0.39

Less Dividends and Distributions	—	—	—	(0.15)		(0.32)
Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$6.67	$6.18	$5.77	$4.96		$5.17

Total Return(d)	7.93%	7.11%	16.33%	(1.26	)%(e)	7.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$562	$529	$522	$474		$508
Average net assets (in millions)	$550	$497	$507	$499		$3,549
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.57%	0.57%	0.57%	0.57%		0.57%
Expenses before waivers and/or expense reimbursement	0.59%	0.61%	0.62%	0.62%		0.57%
Net investment income (loss)	5.11%	6.16%	6.28%	6.50%		6.17%
Portfolio turnover rate(g)	48%	61%	58%	47%		54%

PSF PGIM High Yield Bond Portfolio—Class III

	April 26, 2021(h) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$6.41

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.03

Total from investment operations	0.25

Net Asset Value, end of period	$6.66

Total Return(d)	3.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6
Average net assets (in millions)	$2
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.80	%(i)
Expenses before waivers and/or expense reimbursement	0.82	%(i)
Net investment income (loss)	4.72	%(i)
Portfolio turnover rate(g)	48%
(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B11

Financial Highlights

PSF PGIM Jennison Blend Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$81.50	$63.18	$49.02		$51.52		$40.96

Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.53	0.66		0.53		0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	16.19	17.79	13.50		(3.07)		10.15

Total from investment operations	16.59	18.32	14.16		(2.54)		10.56

Capital Contributions	—	—	—	(b)(c)	0.04	(b)	—

Net Asset Value, end of year	$98.09	$81.50	$63.18		$49.02		$51.52

Total Return(d)	20.36%	29.00%	28.89	%(e)	(4.85	)%(f)	25.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,379.2	$5,672.4	$4,711.0		$3,919.6		$4,415.6
Average net assets (in millions)	$6,084.1	$4,776.8	$4,406.8		$4,497.1		$4,098.8
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.46%	0.47%	0.47%		0.47%		0.47%
Expenses before waivers and/or expense reimbursement	0.46%	0.47%	0.47%		0.47%		0.47%
Net investment income (loss)	0.45%	0.80%	1.16%		0.98%		0.89%
Portfolio turnover rate(h)	29%	62%	43%		37%		55%

PSF PGIM Jennison Blend Portfolio—Class II

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$79.78	$62.09	$48.37		$51.04		$40.74

Income (Loss) From Investment Operations:
Net investment income (loss)	0.04	0.26	0.43		0.32		0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	15.82	17.43	13.29		(3.03)		10.07

Total from investment operations	15.86	17.69	13.72		(2.71)		10.30

Capital Contributions	—	—	—	(b)(c)	0.04	(b)	—

Net Asset Value, end of year	$95.64	$79.78	$62.09		$48.37		$51.04

Total Return(d)	19.88%	28.49%	28.36	%(e)	(5.23	)%(f)	25.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.3	$2.0	$1.7		$1.5		$1.7
Average net assets (in millions)	$2.2	$1.7	$1.6		$1.8		$1.8
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.86%	0.87%	0.87%		0.87%		0.87%
Expenses before waivers and/or expense reimbursement	0.86%	0.87%	0.87%		0.87%		0.87%
Net investment income (loss)	0.04%	0.40%	0.76%		0.59%		0.50%
Portfolio turnover rate(h)	29%	62%	43%		37%		55%

SEE NOTES TO FINANCIAL STATEMENTS.

B12

Financial Highlights

PSF PGIM Jennison Blend Portfolio—Class III

	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$87.74

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.06

Total from investment operations	10.18

Net Asset Value, end of period	$97.92

Total Return(d)	11.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.6
Average net assets (in millions)	$0.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.70	%(j)
Expenses before waivers and/or expense reimbursement	0.70	%(j)
Net investment income (loss)	0.18	%(j)
Portfolio turnover rate(h)	29%
(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.93)% and (5.31)% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B13

Financial Highlights

PSF PGIM Jennison Focused Blend Portfolio—Class I

	Year Ended December 31,
	2021	2020		2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$49.83	$38.06		$29.52	$31.19		$23.94

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02 (b)	0.16		0.23	0.26		0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.37	11.61		8.31	(1.95)		7.15

Total from investment operations	8.39	11.77		8.54	(1.69)		7.25

Capital Contributions	—	—		—	0.02	(d)	—

Net Asset Value, end of year	$58.22	$49.83		$38.06	$29.52		$31.19

Total Return(e)	16.84%	30.92%		28.93%	(5.35	)%(f)	30.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$97.2	$86.7		$71.7	$59.0		$68.9
Average net assets (in millions)	$93.3	$73.4		$66.3	$68.9		$64.7
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.84%	0.86%		0.87%	0.82%		0.82%
Expenses before waivers and/or expense reimbursement	0.84%	0.86%		0.87%	0.84%		0.87%
Net investment income (loss)	0.04%	0.39%		0.66%	0.80%		0.36%
Portfolio turnover rate(h)	66%	82%		61%	42%		99%

PSF PGIM Jennison Focused Blend Portfolio—Class II
	Year Ended December 31,
	2021	2020		2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$47.17	$36.17		$28.17	$29.88		$23.03

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.19)	—	(c)	0.09	0.13		(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.90	11.00		7.91	(1.86)		6.86

Total from investment operations	7.71	11.00		8.00	(1.73)		6.85

Capital Contributions	—	—		—	0.02	(d)	—

Net Asset Value, end of year	$54.88	$47.17		$36.17	$28.17		$29.88

Total Return(e)	16.35%	30.41%		28.40%	(5.72	)%(f)	29.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$130.1	$130.8		$121.4	$118.6		$156.1
Average net assets (in millions)	$131.9	$117.4		$118.1	$147.4		$150.7
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.24%	1.26%		1.27%	1.22%		1.22%
Expenses before waivers and/or expense reimbursement	1.24%	1.26%		1.27%	1.24%		1.27%
Net investment income (loss)	(0.36)%	—	%(c)	0.26%	0.40%		(0.04)%
Portfolio turnover rate(h)	66%	82%		61%	42%		99%

SEE NOTES TO FINANCIAL STATEMENTS.

B14

Financial Highlights

PSF PGIM Jennison Focused Blend Portfolio—Class III

	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$54.19

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.04

Total from investment operations	3.93

Net Asset Value, end of period	$58.12

Total Return(e)	7.25%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.4
Average net assets (in millions)	$0.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.09	%(j)
Expenses before waivers and/or expense reimbursement	1.09	%(j)
Net investment income (loss)	(0.27	)%(j)
Portfolio turnover rate(h)	66%

(a)	Calculated based on average shares outstanding during the period.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (5.41)% and (5.79)% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio’s turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments.
(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B15

Financial Highlights

PSF PGIM Jennison Growth Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$127.49	$81.62	$61.21		$61.69		$45.13

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.45)	(0.13)	0.09		0.13		0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	20.86	46.00	20.32		(0.61)		16.43

Total from investment operations	20.41	45.87	20.41		(0.48)		16.56

Capital Contributions	—	—	—	(b)(c)	—	(b)(c)	—

Net Asset Value, end of year	$147.90	$127.49	$81.62		$61.21		$61.69

Total Return(d)	16.01%	56.20%	33.34	%(e)	(0.78	)%(e	36.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,566	$3,260	$2,242		$1,803		$1,937
Average net assets (in millions)	$3,435	$2,606	$2,073		$2,052		$1,761
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.61%	0.62%	0.62%		0.62%		0.63%
Expenses before waivers and/or expense reimbursement	0.61%	0.62%	0.62%		0.62%		0.63%
Net investment income (loss)	(0.32)%	(0.13)%	0.13%		0.19%		0.25%
Portfolio turnover rate(g)	40%	56%	41%		38%		51%

PSF PGIM Jennison Growth Portfolio—Class II
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$121.26	$77.94	$58.68		$59.38		$43.62

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.95)	(0.49)	(0.19)		(0.14)		(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	19.80	43.81	19.45		(0.56)		15.84

Total from investment operations	18.85	43.32	19.26		(0.70)		15.76

Capital Contributions	—	—	—	(b)(c)	—	(b)(c)	—

Net Asset Value, end of year	$140.11	$121.26	$77.94		$58.68		$59.38

Total Return(d)	15.55%	55.57%	32.82	%(e)	(1.18	)%(e)	36.13%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$82	$88	$66		$61		$60
Average net assets (in millions)	$85	$72	$64		$70		$49
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.01%	1.02%	1.02%		1.02%		1.03%
Expenses before waivers and/or expense reimbursement	1.01%	1.02%	1.02%		1.02%		1.03%
Net investment income (loss)	(0.72)%	(0.53)%	(0.27)%		(0.22)%		(0.16)%
Portfolio turnover rate(g)	40%	56%	41%		38%		51%

SEE NOTES TO FINANCIAL STATEMENTS.

B16

Financial Highlights

PSF PGIM Jennison Growth Portfolio—Class III
	April 26, 2021(h) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$132.99

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.59)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	15.24

Total from investment operations	14.65

Net Asset Value, end of period	$147.64

Total Return(d)	11.02%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5
Average net assets (in millions)	$2
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.86	%(i)
Expenses before waivers and/or expense reimbursement	0.86	%(i)
Net investment income (loss)	(0.58	)%(i)
Portfolio turnover rate(g)	40%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B17

Financial Highlights

PSF PGIM Jennison Value Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$37.28	$35.99	$28.55		$31.68		$27.08

Income (Loss) From Investment Operations:
Net investment income (loss)	0.61	0.66	0.67		0.56		0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.75	0.63	6.77		(3.71)		4.13

Total from investment operations	10.36	1.29	7.44		(3.15)		4.60

Capital Contributions	—	—	—	(b)(c)	0.02	(b)	—

Net Asset Value, end of year	$47.64	$37.28	$35.99		$28.55		$31.68

Total Return(d)	27.79%	3.58%	26.06	%(e)	(9.88	)%(f)	16.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,646.0	$1,371.2	$1,429.9		$1,226.4		$1,480.3
Average net assets (in millions)	$1,543.8	$1,236.8	$1,354.1		$1,416.6		$1,412.8
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.42%	0.43%	0.43%		0.43%		0.43%
Expenses before waivers and/or expense reimbursement	0.42%	0.43%	0.43%		0.43%		0.43%
Net investment income (loss)	1.40%	2.03%	2.04%		1.76%		1.63%
Portfolio turnover rate(h)	17%	32%	25%		23%		16%

PSF PGIM Jennison Value Portfolio—Class II

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$36.36	$35.25	$28.07		$31.27		$26.84

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.51	0.53		0.42		0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.50	0.60	6.65		(3.64)		4.08

Total from investment operations	9.92	1.11	7.18		(3.22)		4.43

Capital Contributions	—	—	—	(b)(c)	0.02	(b)	—

Net Asset Value, end of year	$46.28	$36.36	$35.25		$28.07		$31.27

Total Return(d)	27.28%	3.15%	25.58	%(e)	(10.23	)%(f)	16.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10.7	$9.0	$8.7		$6.1		$7.5
Average net assets (in millions)
Ratios to average net assets(g):	$10.1	$7.9	$7.4		$7.2		$7.1
Expenses after waivers and/or expense reimbursement	0.82%	0.83%	0.83%		0.83%		0.83%
Expenses before waivers and/or expense reimbursement	0.82%	0.83%	0.83%		0.83%		0.83%
Net investment income (loss)	1.00%	1.62%	1.63%		1.36%		1.23%
Portfolio turnover rate(h)	17%	32%	25%		23%		16%

SEE NOTES TO FINANCIAL STATEMENTS.

B18

Financial Highlights

PSF PGIM Jennison Value Portfolio—Class III

	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$42.77

Income (Loss) From Investment Operations:
Net investment income (loss)	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.50

Total from investment operations	4.79

Net Asset Value, end of period	$47.56

Total Return(d)	11.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.0
Average net assets (in millions)	$0.4
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.66	%(j)
Expenses before waivers and/or expense reimbursement	0.66	%(j)
Net investment income (loss)	0.92	%(j)
Portfolio turnover rate(h)	17%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.94)% and (10.29)% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B19

Financial Highlights

PSF PGIM Total Return Bond Portfolio—Class I
	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.78	$14.55	$13.12	$13.14		$12.28

Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.45	0.49	0.45		0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.52)	0.78	0.94	(0.48)		0.44

Total from investment operations	(0.12)	1.23	1.43	(0.03)		0.86

Capital Contributions	—	—	—	0.01	(b)	—

Net Asset Value, end of year	$15.66	$15.78	$14.55	$13.12		$13.14

Total Return(c)	(0.76)%	8.45%	10.90%	(0.15	)%(d)	7.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,298	$1,293	$1,190	$1,123		$1,145
Average net assets (in millions)	$1,292	$1,235	$1,166	$1,132		$1,123
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.42%	0.43%	0.44%	0.44%		0.44%
Expenses before waivers and/or expense reimbursement	0.42%	0.43%	0.44%	0.44%		0.44%
Net investment income (loss)	2.55%	2.99%	3.53%	3.44%		3.28%
Portfolio turnover rate(f)	49%	35%	48%	51%		71%

PSF PGIM Total Return Bond Portfolio—Class III

	April 26, 2021(g) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$15.35

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05	(h)

Total from investment operations	0.29

Net Asset Value, end of period	$15.64

Total Return(c)	1.89%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5
Average net assets (in millions)	$2
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.66	%(i)
Expenses before waivers and/or expense reimbursement	0.66	%(i)
Net investment income (loss)	2.24	%(i)
Portfolio turnover rate(f)	49%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (0.23)%.
(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(g)	Commencement of offering.
(h)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B20

Financial Highlights

PSF Small-Cap Stock Index Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$47.76	$43.03	$35.15	$38.51		$34.08

Income (Loss) From Investment Operations:
Net investment income (loss)	0.51	0.40	0.46	0.40		0.39
Net realized and unrealized gain (loss) on investment transactions	12.07	4.33	7.42	(3.76)		4.04

Total from investment operations	12.58	4.73	7.88	(3.36)		4.43

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$60.34	$47.76	$43.03	$35.15		$38.51

Total Return(d)	26.34%	10.99%	22.42%	(8.73	)%(e)	13.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,024	$858	$834	$729		$850
Average net assets (in millions)	$1,002	$701	$794	$871		$811
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.38%	0.40%	0.39%	0.39%		0.40%
Expenses before waivers and/or expense reimbursement	0.38%	0.40%	0.39%	0.39%		0.40%
Net investment income (loss)	0.89%	1.07%	1.15%	0.98%		1.11%
Portfolio turnover rate(g)	18%	18%	19%	18%		17%

PSF Small-Cap Stock Index Portfolio—Class III

	April 26, 2021(h) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$57.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.31
Net realized and unrealized gain (loss) on investment transactions	2.20

Total from investment operations	2.51

Net Asset Value, end of period	$60.24

Total Return(d)	4.35%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6
Average net assets (in millions)	$3
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.62	%(i)
Expenses before waivers and/or expense reimbursement	0.62	%(i)
Net investment income (loss)	0.76	%(i)
Portfolio turnover rate(g)	18%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B21

Financial Highlights

PSF Small-Cap Value Portfolio

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$28.39	$27.86	$22.69	$26.32		$23.46

Income (Loss) From Investment Operations:
Net investment income (loss)	0.06	0.14	0.20	0.13		0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.45	0.39	4.97	(3.76)		2.74

Total from investment operations	7.51	0.53	5.17	(3.63)		2.86

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$35.90	$28.39	$27.86	$22.69		$26.32

Total Return(d)	26.45%	1.90%	22.79%	(13.79	)%(e)	12.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$321	$244	$221	$180		$214
Average net assets (in millions)	$295	$188	$207	$211		$208
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.96%	1.03%	1.01%	0.99%		1.01%
Expenses before waivers and/or expense reimbursement	0.96%	1.03%	1.02%	1.00%		1.02%
Net investment income (loss)	0.17%	0.61%	0.76%	0.48%		0.51%
Portfolio turnover rate(g)	71%	69%	56%	58%		62%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B22

Financial Highlights

PSF Stock Index Portfolio—Class I

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$87.66	$74.24	$56.64	$59.38	$50.70

Income (Loss) From Investment Operations:
Net investment income (loss)	1.06	1.12	1.12	1.00	0.92
Net realized and unrealized gain (loss) on investment transactions	23.73	12.30	16.48	(3.74)	9.75

Total from investment operations	24.79	13.42	17.60	(2.74)	10.67

Less Dividends and Distributions	—	—	—	—	(1.99)

Net Asset Value, end of year	$112.45	$87.66	$74.24	$56.64	$59.38

Total Return(b)	28.28%	18.08%	31.07%	(4.61)%	21.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,244	$5,620	$4,757	$3,672	$3,928
Average net assets (in millions)	$6,427	$4,802	$4,298	$4,051	$3,630
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.31%	0.31%	0.31%	0.32%
Expenses before waivers and/or expense reimbursement	0.29%	0.31%	0.31%	0.31%	0.32%
Net investment income (loss)	1.06%	1.50%	1.69%	1.63%	1.69%
Portfolio turnover rate(d)	2%	4%	3%	4%	4%

PSF Stock Index Portfolio—Class III

	April 26, 2021(e) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$97.90

Income (Loss) From Investment Operations:
Net investment income (loss)	0.54
Net realized and unrealized gain (loss) on investment transactions	13.82

Total from investment operations	14.36

Net Asset Value, end of period	$112.26

Total Return(b)	14.67%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$17
Average net assets (in millions)	$7
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.54	%(f)
Expenses before waivers and/or expense reimbursement	0.54	%(f)
Net investment income (loss)	0.74	%(f)
Portfolio turnover rate(d)	2%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	Commencement of offering.
(f)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

B23

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

1. Organization

The Prudential Series Fund (“Series Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is currently composed of 17 Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains to the 17 Portfolios listed below together with their investment objectives. Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

PSF Global Portfolio (formerly known as, Global Portfolio): Long-term growth of capital.

PSF International Growth Portfolio (formerly known as, SP International Growth Portfolio): Long-term growth of capital.

PSF Mid-Cap Growth Portfolio (formerly known as, SP Prudential U.S. Emerging Growth Portfolio): Long-term capital appreciation.

PSF Natural Resources Portfolio (formerly known as, Natural Resources Portfolio): Long-term growth of capital.

PSF PGIM 50/50 Balanced Portfolio (formerly known as, Conservative Balanced Portfolio): Total investment return consistent with a conservatively managed diversified portfolio.

PSF PGIM Flexible Managed Portfolio (formerly known as, Flexible Managed Portfolio): Total return consistent with an aggressively managed diversified portfolio.

PSF PGIM Government Income Portfolio (formerly known as, Government Income Portfolio): High level of income over the long-term consistent with the preservation of capital.

PSF PGIM Government Money Market Portfolio (formerly known as, Government Money Market Portfolio): Maximum current income consistent with the stability of capital and maintenance of liquidity.

PSF PGIM High Yield Bond Portfolio (formerly known as, High Yield Bond Portfolio): High total return.

PSF PGIM Jennison Blend Portfolio (formerly known as, Equity Portfolio): Long-term growth of capital.

PSF PGIM Jennison Focused Blend Portfolio (formerly known as, Jennison 20/20 Focus Portfolio): Long-term growth of capital.

PSF PGIM Jennison Growth Portfolio (formerly known as, Jennison Portfolio): Long-term growth of capital.

PSF PGIM Jennison Value Portfolio (formerly known as, Value Portfolio): Capital appreciation.

PSF PGIM Total Return Bond Portfolio (formerly known as, Diversified Bond Portfolio): High level of income over a longer term while providing reasonable safety of capital.

PSF Small-Cap Stock Index Portfolio (formerly known as, Small Capitalization Stock Portfolio): Long-term growth of capital.

PSF Small-Cap Value Portfolio (formerly known as, SP Small-Cap Value Portfolio): Long-term growth of capital.

PSF Stock Index Portfolio (formerly known as, Stock Index Portfolio): Achieve investment results that generally correspond to the performance of publicly traded common stocks.

2. Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Series Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors,

C1

including the type of investment and whether market quotations are readily available. The Series Fund’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

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Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends

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and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily

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basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap

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agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Bank Loans: Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Master Netting Arrangements: The Series Fund, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Series Fund, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/ insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain fixed income Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

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Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

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Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. The Government Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Series Fund, on behalf of the Portfolios, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment management services and supervises the subadviser’s performance of such services.

The Manager has entered into subadvisory agreements with each of PGIM, Inc., which provides subadvisory services to the Portfolios through its business unit PGIM Fixed Income (“PFI”), PGIM Limited, Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.), Allianz Global Investors U.S. LLC (“Allianz”), Brown Advisory LLC (“Brown”), Goldman Sachs Asset Management, L.P. (“GSAM”), J.P.Morgan Investment Management, Inc. (“J.P. Morgan”), LSV Asset Management (“LSV”), Neuberger Berman Investment Advisors, LLC (“Neuberger Berman”), PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions”) (a wholly-owned subsidiary of PGIM, Inc.), T. Rowe Price Associates, Inc. (“T.Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “subadviser”), under which each provides investment advisory services for certain Portfolios of the Series Fund. The Manager pays for the services of the subadviser, cost of compensation officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolios. The Portfolios bear all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly, using the value of each Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

PSF Global Portfolio	0.75%	0.71	%*
PSF International Growth Portfolio	0.85	0.79	**
PSF Mid-Cap Growth Portfolio	0.60	0.60
PSF Natural Resources Portfolio	0.45	0.44	***
PSF PGIM 50/50 Balanced Portfolio	0.55	0.55
PSF PGIM Flexible Managed Portfolio	0.60	0.60
PSF PGIM Government Income Portfolio	0.40	0.40
PSF PGIM Government Money Market Portfolio	0.30	0.04	****
PSF PGIM High Yield Bond Portfolio	0.55	0.53	*****
PSF PGIM Jennison Blend Portfolio	0.45	0.45
PSF PGIM Jennison Focused Blend Portfolio	0.75	0.75
PSF PGIM Jennison Growth Portfolio	0.60	0.60
PSF PGIM Jennison Value Portfolio	0.40	0.40
PSF PGIM Total Return Bond Portfolio	0.40	0.40
PSF Small-Cap Stock Index Portfolio	0.35	0.35

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Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
PSF Small-Cap Value Portfolio	0.90%	0.90	%******
PSF Stock Index Portfolio	0.30% up to $ 4 billion
	0.25% over $ 4 billion	0.28

*	The Manager has contractually agreed, through June 30, 2022, to waive a portion of its management fee equal to an annual rate of 0.0363% of the average daily net assets of the Portfolio.
**

The Manager has contractually agreed, through June 30, 2022, to waive a portion of its management fee equal to an annual rate of 0.019% of the average daily net assets of the Portfolio. The Manager has also contractually agreed through June 30, 2022 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Portfolio to 1.01% of the Portfolio’s average daily net assets. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

***	The Manager has contractually agreed, through June 30, 2022, to waive a portion of its management fee equal to an annual rate of 0.008% of the average daily net assets of the Portfolio.
****

The Manager has voluntarily agreed to limit the management fee of the Government Money Market Portfolio such that the 1-day yield of the Portfolio, excluding realized gain (loss) on investment transactions, does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Manager at any time without notice. During the year ended December 31, 2021, the Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $2,289,340, 0.26% of the Government Money Market Portfolio’s averaged daily net assets.

*****

The Manager has contractually agreed through June 30, 2022 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of the Portfolio to 0.57% of the Portfolio’s average daily net assets. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

******

Effective July 1, 2021, the Manager has contractually agreed through June 30, 2022 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of the Portfolio to 0.97% of the Portfolio’s average daily net assets. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

At December 31, 2021, the subadvisers that provide investment advisory services to the Portfolios are listed directly below. Where more than one subadviser is listed, each subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)

PSF Global Portfolio	Brown; LSV; PGIM Quantitative Solutions; T. Rowe & William Blair
PSF International Growth Portfolio	Jennison; Neuberger Berman & William Blair
PSF Mid-Cap Growth Portfolio	J.P. Morgan
PSF Natural Resources Portfolio	Allianz
PSF PGIM 50/50 Balanced Portfolio	PFI; PGIM Limited & PGIM Quantitative Solutions
PSF PGIM Flexible Managed Portfolio	PFI; PGIM Limited & PGIM Quantitative Solutions
PSF PGIM Government Income Portfolio	PFI
PSF PGIM Government Money Market Portfolio	PFI
PSF PGIM High Yield Bond Portfolio	PFI & PGIM Limited
PSF PGIM Jennison Blend Portfolio	Jennison

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Portfolio	Subadviser(s)

PSF PGIM Jennison Focused Blend Portfolio	Jennison
PSF PGIM Jennison Growth Portfolio	Jennison
PSF PGIM Jennison Value Portfolio	Jennison
PSF PGIM Total Return Bond Portfolio	PFI & PGIM Limited
PSF Small-Cap Stock Index Portfolio	PGIM Quantitative Solutions
PSF Small-Cap Value Portfolio	GSAM
PSF Stock Index Portfolio	PGIM Quantitative Solutions

The Series Fund, on behalf of the Portfolios, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class II and Class III shares of the Portfolios. The Portfolios compensate PIMS for distributing and servicing the Portfolios’ Class II and Class III shares pursuant to a plan of distribution (the “Class II Plan” and “Class III Plan”, together, the Plans), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolios. Pursuant to the Plans, the Class II and Class III shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II and Class III shares. In order to support the Portfolio’s income yield, PIMS has voluntarily undertaken to waive the distribution and service (12b-1) fees of the Government Money Market Portfolio Class III shares, respectively, such that the 1-day income yield (excluding capital gain (loss)) does not fall below 0.00%.

The Series Fund has an administration agreement with the Manager, which acts as the administrator of the Class II shares of the Portfolios. The administration fee paid to the Manager is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

The Series Fund, on behalf of the Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2021, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount

PSF Global Portfolio	$34,687
PSF International Growth Portfolio	4,286
PSF Mid-Cap Growth Portfolio	3,524
PSF PGIM Jennison Blend Portfolio	93,993
PSF PGIM Jennison Focused Blend Portfolio	3,414
PSF PGIM Jennison Growth Portfolio	58,265
PSF PGIM Jennison Value Portfolio	18,462

PIMS, PGIM Investments, PGIM, Inc., PGIM Limited, PGIM Quantitative Solutions and Jennison are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market

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Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended December 31, 2021, no 17a-7 transactions were entered into by the Portfolios.

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Series Fund’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments
PSF Global Portfolio	$253,438
PSF International Growth Portfolio	13,625
PSF Natural Resources Portfolio	12,726
PSF PGIM 50/50 Balanced Portfolio	23,037
PSF PGIM Flexible Managed Portfolio	58,563
PSF PGIM High Yield Bond Portfolio	545
PSF PGIM Jennison Focused Blend Portfolio	19,332
PSF PGIM Jennison Value Portfolio	582
PSF Small-Cap Stock Index Portfolio	771
PSF Small-Cap Value Portfolio	37

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The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments

PSF Global Portfolio	$ 79,084
PSF International Growth Portfolio	25,312
PSF Natural Resources Portfolio	103,323
PSF PGIM 50/50 Balanced Portfolio	13,928
PSF PGIM Jennison Blend Portfolio	116,956
PSF PGIM Jennison Growth Portfolio	164,769
PSF PGIM Jennison Value Portfolio	4,154
PSF Small-Cap Value Portfolio	1,302

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2021, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales

PSF Global Portfolio	$301,194,312	$395,220,909
PSF International Growth Portfolio	28,878,173	36,265,538
PSF Mid-Cap Growth Portfolio	185,153,401	184,871,100
PSF Natural Resources Portfolio	333,153,702	353,432,212
PSF PGIM 50/50 Balanced Portfolio	1,643,412,230	1,825,051,828
PSF PGIM Flexible Managed Portfolio	5,296,904,428	5,572,887,440
PSF PGIM Government Income Portfolio	432,848,251	466,507,148
PSF PGIM High Yield Bond Portfolio	261,356,789	252,256,051
PSF PGIM Jennison Blend Portfolio	1,729,577,717	2,164,483,647
PSF PGIM Jennison Focused Blend Portfolio	147,026,856	168,438,553
PSF PGIM Jennison Growth Portfolio	1,384,840,744	1,620,884,183
PSF PGIM Jennison Value Portfolio	257,278,415	370,637,865
PSF PGIM Total Return Bond Portfolio	474,073,462	542,499,635
PSF Small-Cap Stock Index Portfolio	174,925,995	215,312,566
PSF Small-Cap Value Portfolio	214,530,910	203,195,439
PSF Stock Index Portfolio	250,788,093	129,100,095

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2021, is presented as follows:

PSF Global Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$ 26,392,925	$241,332,695	$234,082,933	$—	$—	$33,642,687	33,642,687	$37,078

PGIM Institutional Money Market Fund(1)(b)(wa)
17,555,978	357,102,274	356,876,177	(1,128)	(7,918)	17,773,029	17,785,479	18,308	(2)

$ 43,948,903	$598,434,969	$590,959,110	$(1,128)	$(7,918)	$51,415,716		$55,386

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PSF International Growth Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 979,546	$15,101,161	$15,478,213	$—	$—	$602,494	602,494	$1,072

PGIM Institutional Money Market Fund(1)(b)(wa)
5,979,911	37,688,518	42,298,359	(4,180)	3,188	1,369,078	1,370,037	2,306	(2)

$ 6,959,457	$52,789,679	$57,776,572	$(4,180)	$3,188	$1,971,572		$3,378

PSF Mid-Cap Growth Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 4,451,129	$86,104,749	$84,024,743	$—	$—	$6,531,135	6,531,135	$10,006

PGIM Institutional Money Market Fund(1)(b)(wa)
37,675,892	333,421,549	340,090,247	(4,232)	(6,880)	30,996,082	31,017,795	23,191	(2)

$ 42,127,021	$419,526,298	$424,114,990	$(4,232)	$(6,880)	$37,527,217		$33,197

PSF Natural Resources Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 1,121,990	$149,065,418	$147,881,936	$—	$—	$2,305,472	2,305,472	$4,001

PGIM Institutional Money Market Fund(1)(b)(wa)
36,621,121	401,857,321	415,085,441	(1,065)	(5,989)	23,385,947	23,402,328	21,798	(2)

$ 37,743,111	$550,922,739	$562,967,377	$(1,065)	$(5,989)	$25,691,419		$25,799

PSF PGIM 50/50 Balanced Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 386,462,547	$628,786,523	$651,850,559	$—	$—	$363,398,511	363,398,511	$484,263

PGIM Institutional Money Market Fund(1)(b)(wa)
72,964,955	436,845,054	474,266,423	(23,300)	12,763	35,533,049	35,557,940	33,122	(2)

$ 459,427,502	$1,065,631,577	$1,126,116,982	$(23,300)	$12,763	$398,931,560		$517,385

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PSF PGIM Flexible Managed Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$ 353,385,879	$1,060,514,449	$1,110,059,692	$—	$—	$303,840,636	303,840,636	$398,720

PGIM Institutional Money Market Fund(1)(b)(wa)

41,097,233	442,581,663	438,150,871	(11,193)	(976)	45,515,856	45,547,739	26,839(2)

$ 394,483,112	$1,503,096,112	$1,548,210,563	$(11,193)	$(976)	$349,356,492		$425,559

PSF PGIM Government Income Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$ 33,734,048	$101,496,786	$127,310,985	$—	$—	$7,919,849	7,919,849	$15,877

PGIM Institutional Money Market Fund(1)(b)(wa)

—	70,452,299	70,449,950	—	(2,349)	—	—	3,172(2)

$ 33,734,048	$171,949,085	$197,760,935	$—	$(2,349)	$7,919,849		$19,049

PSF PGIM High Yield Bond Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$ 15,920,182	$126,080,748	$111,975,071	$—	$—	$30,025,859	30,025,859	$28,155

PGIM Institutional Money Market Fund(1)(b)(wa)
130,341,153	545,608,602	502,930,091	(4,005)	(36,684)	172,978,975	173,100,145	86,437(2)

$ 146,261,335	$671,689,350	$614,905,162	$(4,005)	$(36,684)	$203,004,834		$114,592

PSF PGIM Jennison Blend Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$ 34,536,497	$889,364,039	$827,051,638	$—	$—	$96,848,898	96,848,898	$76,374

PGIM Institutional Money Market Fund(1)(b)(wa)
509,328,849	1,981,119,237	2,366,185,047	(59,699)	14,239	124,217,579	124,304,592	162,842(2)

$ 543,865,346	$2,870,483,276	$3,193,236,685	$(59,699)	$14,239	$221,066,477		$239,216

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PSF PGIM Jennison Focused Blend Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 3,948,214	$51,951,450	$52,633,613	$—	$—	$3,266,051	3,266,051	$3,539

PGIM Institutional Money Market Fund(1)(b)(wa)
13,233,266	130,236,963	139,801,570	(1)	(813)	3,667,845	3,670,415	5,869(2)

$ 17,181,480	$182,188,413	$192,435,183	$(1)	$(813)	$6,933,896		$9,408

PSF PGIM Jennison Growth Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 573,256	$679,661,380	$663,308,534	$—	$—	$16,926,102	16,926,102	$16,309

PGIM Institutional Money Market Fund(1)(b)(wa)
339,841,014	1,639,954,448	1,915,157,600	(8,448)	(26,031)	64,603,383	64,648,637	107,004(2)

$ 340,414,270	$2,319,615,828	$2,578,466,134	$(8,448	$(26,031)	$81,529,485		$123,313

PSF PGIM Jennison Value Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 5,147,064	$181,005,101	$140,749,560	$—	$—	$45,402,605	45,402,605	$19,006

PGIM Institutional Money Market Fund(1)(b)(wa)
29,095,213	391,580,125	403,978,058	(4,755)	2,408	16,694,933	16,706,627	15,451(2)

$ 34,242,277	$572,585,226	$544,727,618	$(4,755)	$2,408	$62,097,538		$34,457

PSF PGIM Total Return Bond Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 14,079,089	$404,090,685	$407,350,172	$—	$—	$10,819,602	10,819,602	$40,278

PGIM Institutional Money Market Fund(1)(b)(wa)
44,065,963	246,205,328	251,645,886	(3,038)	(6,817)	38,615,550	38,642,600	26,283(2)

$ 58,145,052	$650,296,013	$658,996,058	$(3,038)	$(6,817)	$49,435,152		$66,561

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PSF Small-Cap Stock Index Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 1,916,230	$93,060,007	$91,220,897	$—	$—	$3,755,340	3,755,340	$4,879

PGIM Institutional Money Market Fund(1)(b)(wa)
153,807,687	796,955,987	752,819,933	(24,346)	(25,792)	197,893,603	198,032,226	105,093	(2)

$ 155,723,917	$890,015,994	$844,040,830	$(24,346)	$(25,792)	$201,648,943		$109,972

PSF Small-Cap Value Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 4,141,818	$63,122,629	$61,616,429	$—	$—	$5,648,018	5,648,018	$5,110

PGIM Institutional Money Market Fund(1)(b)(wa)
18,138,979	163,607,596	154,091,104	(2,206)	(3,268)	27,649,997	27,669,365	12,609	(2)

$ 22,280,797	$226,730,225	$215,707,533	$(2,206)	$(3,268)	$33,298,015		$17,719

PSF Stock Index Portfolio
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 110,777,275	$265,283,153	$231,492,948	$—	$—	$144,567,480	144,567,480	$167,751

PGIM Institutional Money Market Fund(1)(b)(wa)
215,854,846	2,710,551,206	2,671,232,125	(11,492)	(47,221)	255,115,214	255,293,920	143,230	(2)

$ 326,632,121	$2,975,834,359	$2,902,725,073	$(11,492)	$(47,221)	$399,682,694		$310,981

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31,

C17

2021 are subject to such review.

7. Borrowings

The Series Fund, on behalf of the Portfolios, (excluding the Government Money Market Portfolio), along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2021. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2021

PSF Global Portfolio	$29,831,667	1.41%	3	$40,063,000	$—
PSF International Growth Portfolio	428,250	1.40	8	524,000	—
PSF Natural Resources Portfolio	1,617,158	1.40	19	13,779,000	—
PSF PGIM Jennison Focused Blend Portfolio	292,769	1.41	26	612,000	—
PSF PGIM Jennison Growth Portfolio	893,786	1.39	14	2,931,000	—
PSF Small-Cap Stock Index Portfolio	278,714	1.41	7	439,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios. The Portfolios offer Class I shares and certain Portfolios offer Class II and/or Class III shares. All share classes are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I and Class III shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts invest in shares of the Portfolios through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Portfolios to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

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As of December 31, 2021, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
PSF Global Portfolio–Class I	26,726,710	100.0%
PSF Global Portfolio–Class III	3,297	100.0
PSF International Growth Portfolio–Class I	7,835,315	100.0
PSF Mid-Cap Growth Portfolio–Class I	13,858,546	100.0
PSF Mid-Cap Growth Portfolio–Class III	25,467	100.0
PSF Natural Resources Portfolio–Class I	12,219,576	100.0
PSF Natural Resources Portfolio–Class III	28,613	100.0
PSF PGIM 50/50 Balanced Portfolio–Class I	73,017,679	100.0
PSF PGIM 50/50 Balanced Portfolio–Class III	67,274	100.0
PSF PGIM Flexible Managed Portfolio–Class I	112,550,776	100.0
PSF PGIM Flexible Managed Portfolio–Class III	45,575	100.0
PSF PGIM Government Income Portfolio–Class I	15,876,046	100.0
PSF PGIM Government Income Portfolio–Class III	23,249	100.0
PSF PGIM Government Money Market Portfolio–Class I	72,451,658	99.9
PSF PGIM Government Money Market Portfolio–Class III	14,399,507	100.0
PSF PGIM High Yield Bond Portfolio–Class I	84,276,487	100.0
PSF PGIM High Yield Bond Portfolio–Class III	857,173	100.0
PSF PGIM Jennison Blend Portfolio–Class I	65,033,111	100.0
PSF PGIM Jennison Blend Portfolio–Class III	6,534	100.0
PSF PGIM Jennison Focused Blend Portfolio–Class I	1,669,286	100.0
PSF PGIM Jennison Focused Blend Portfolio–Class III	7,207	100.0
PSF PGIM Jennison Growth Portfolio–Class I	24,112,913	100.0
PSF PGIM Jennison Growth Portfolio–Class III	32,033	100.0
PSF PGIM Jennison Value Portfolio–Class I	34,551,628	100.0
PSF PGIM Jennison Value Portfolio–Class III	21,457	100.0
PSF PGIM Total Return Bond Portfolio–Class I	81,637,086	98.5
PSF PGIM Total Return Bond Portfolio–Class III	350,850	100.0
PSF Small-Cap Stock Index Portfolio–Class I	16,976,632	100.0
PSF Small-Cap Stock Index Portfolio–Class III	101,920	100.0
PSF Small-Cap Value Portfolio–Composite	8,951,083	100.0
PSF Stock Index Portfolio–Class I	64,423,330	100.0
PSF Stock Index Portfolio–Class III	149,371	100.0

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

	Affiliated		Unaffiliated

Portfolio	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares

PSF Global Portfolio	2	97.6%	—	—%

PSF International Growth Portfolio	3	96.0	—	—

PSF Mid-Cap Growth Portfolio	2	99.5	—	—

PSF Natural Resources Portfolio	2	91.6	—	—

PSF PGIM 50/50 Balanced Portfolio	3	100.0	—	—

PSF PGIM Flexible Managed Portfolio	3	100.0	—	—

PSF PGIM Government Income Portfolio	2	98.4	—	—

PSF PGIM Government Money Market Portfolio	4	99.9	—	—

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	Affiliated		Unaffiliated

Portfolio	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares

PSF PGIM High Yield Bond Portfolio	3	100.0%	—	—%

PSF PGIM Jennison Blend Portfolio	3	99.9	—	—

PSF PGIM Jennison Focused Blend Portfolio	1	37.0	2	53.0

PSF PGIM Jennison Growth Portfolio	2	93.3	—	—

PSF PGIM Jennison Value Portfolio	2	95.0	—	—

PSF PGIM Total Return Bond Portfolio	3	98.5	—	—

PSF Small-Cap Stock Index Portfolio	2	96.3	—	—

PSF Small-Cap Value Portfolio	2	99.4	—	—

PSF Stock Index Portfolio	3	100.0	—	—

Transactions in shares of beneficial interest of the Portfolios were as follows:

PSF Global Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	331,454	$17,649,681
Portfolio shares purchased	(2,257,822)	(119,301,279)

Net increase (decrease) in shares outstanding	(1,926,368)	$(101,651,598)

Year ended December 31, 2020:
Portfolio shares sold	386,642	$15,803,644
Portfolio shares purchased	(2,188,536)	(86,119,207)

Net increase (decrease) in shares outstanding	(1,801,894)	$(70,315,563)

Class III:
Period ended December 31, 2021*:
Portfolio shares sold	3,343	$183,467
Portfolio shares purchased	(46)	(2,584)

Net increase (decrease) in shares outstanding	3,297	$180,883

*	Commencement of offering was April 26, 2021.

PSF International Growth Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	359,564	$4,743,560
Portfolio shares purchased	(940,090)	(12,606,473)

Net increase (decrease) in shares outstanding	(580,526)	$(7,862,913)

Year ended December 31, 2020:
Portfolio shares sold	543,521	$5,403,599
Portfolio shares purchased	(1,353,938)	(13,293,021)

Net increase (decrease) in shares outstanding	(810,417)	$(7,889,422)

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Class II:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	2,361	$28,072
Portfolio shares purchased	(3,040)	(36,623)

Net increase (decrease) in shares outstanding	(679)	$(8,551)

Year ended December 31, 2020:
Portfolio shares sold	1	$11
Portfolio shares purchased	(795)	(7,623)

Net increase (decrease) in shares outstanding	(794)	$(7,612)

PSF Mid-Cap Growth Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	1,190,070	$35,467,558
Portfolio shares purchased	(1,135,400)	(33,097,114)

Net increase (decrease) in shares outstanding	54,670	$2,370,444

Year ended December 31, 2020:
Portfolio shares sold	979,430	$21,347,038
Portfolio shares purchased	(2,081,043)	(43,735,970)

Net increase (decrease) in shares outstanding	(1,101,613)	$(22,388,932)

Class II:
Year ended December 31, 2021:
Portfolio shares sold	677	$18,164
Portfolio shares purchased	(3,764)	(102,738)

Net increase (decrease) in shares outstanding	(3,087)	$(84,574)

Year ended December 31, 2020:
Portfolio shares sold	414	$9,328
Portfolio shares purchased	(14,678)	(291,094)

Net increase (decrease) in shares outstanding	(14,264)	$(281,766)

Class III:
Period ended December 31, 2021*:
Portfolio shares sold	29,340	$895,852
Portfolio shares purchased	(3,873)	(119,380)

Net increase (decrease) in shares outstanding	25,467	$776,472

*	Commencement of offering was April 26, 2021.

PSF Natural Resources Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	219,073	$7,070,025
Portfolio shares purchased	(872,875)	(27,855,013)

Net increase (decrease) in shares outstanding	(653,802)	$(20,784,988)

Year ended December 31, 2020:
Portfolio shares sold	372,607	$7,379,403
Portfolio shares purchased	(1,146,855)	(24,955,570)

Net increase (decrease) in shares outstanding	(774,248)	$(17,576,167)

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Class II:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	499,553	$16,209,593
Portfolio shares purchased	(956,397)	(28,344,054)

Net increase (decrease) in shares outstanding	(456,844)	$(12,134,461)

Year ended December 31, 2020:
Portfolio shares sold	661,009	$11,523,075
Portfolio shares purchased	(1,531,511)	(31,053,060)

Net increase (decrease) in shares outstanding	(870,502)	$(19,529,985)

Class III:
Period ended December 31, 2021*:
Portfolio shares sold	30,066	$1,009,154
Portfolio shares purchased	(1,453)	(48,949)

Net increase (decrease) in shares outstanding	28,613	$960,205

*	Commencement of offering was April 26, 2021.

PSF PGIM 50/50 Balanced Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	382,552	$14,110,839
Portfolio shares purchased	(4,825,082)	(179,267,581)

Net increase (decrease) in shares outstanding	(4,442,530)	$(165,156,742)

Year ended December 31, 2020:
Portfolio shares sold	401,718	$12,730,292
Portfolio shares purchased	(5,642,700)	(179,703,549)

Net increase (decrease) in shares outstanding	(5,240,982)	$(166,973,257)

Class III:
Period ended December 31, 2021*:
Portfolio shares sold	67,888	$2,606,087
Portfolio shares purchased	(614)	(23,805)

Net increase (decrease) in shares outstanding	67,274	$2,582,282

*	Commencement of offering was April 26, 2021.

PSF PGIM Flexible Managed Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	205,431	$8,283,511
Portfolio shares purchased	(6,737,839)	(277,035,778)

Net increase (decrease) in shares outstanding	(6,532,408)	$(268,752,267)

Year ended December 31, 2020:
Portfolio shares sold	273,315	$8,597,942
Portfolio shares purchased	(7,294,813)	(249,244,194)

Net increase (decrease) in shares outstanding	(7,021,498)	$(240,646,252)

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Class III:	Shares	Amount

Period ended December 31, 2021*:
Portfolio shares sold	46,517	$1,981,439
Portfolio shares purchased	(942)	(40,576)

Net increase (decrease) in shares outstanding	45,575	$1,940,863

*	Commencement of offering was April 26, 2021.

PSF PGIM Government Income Portfolio

Class I:	Shares	Amount

Year ended December 31, 2021:
Portfolio shares sold	241,234	$3,421,573
Portfolio shares purchased	(1,340,149)	(19,017,186)

Net increase (decrease) in shares outstanding	(1,098,915)	$(15,595,613)

Year ended December 31, 2020:
Portfolio shares sold	1,083,338	$15,481,186
Portfolio shares purchased	(1,725,391)	(24,541,321)

Net increase (decrease) in shares outstanding	(642,053)	$(9,060,135)

Class III:

Period ended December 31, 2021*:
Portfolio shares sold	25,257	$358,644
Portfolio shares purchased	(2,008)	(28,305)

Net increase (decrease) in shares outstanding	23,249	$330,339

*	Commencement of offering was April 26, 2021.

PSF PGIM Government Money Market Portfolio

Class I:	Shares	Amount

Year ended December 31, 2021:
Portfolio shares sold	81,112,748	$811,127,478
Shares issued in reinvestment of dividends and distributions	33,163	331,630
Portfolio shares purchased	(87,878,545)	(878,785,449)

Net increase (decrease) in shares outstanding	(6,732,634)	$(67,326,341)

Year ended December 31, 2020:
Portfolio shares sold	70,339,155	$703,391,553
Shares issued in reinvestment of dividends and distributions	179,185	1,791,854
Portfolio shares purchased	(51,256,624)	(512,566,244)

Net increase (decrease) in shares outstanding	19,261,716	$192,617,163

Class III:

Year ended December 31, 2021:
Portfolio shares sold	30,778,884	$307,788,840
Shares issued in reinvestment of dividends and distributions	5,015	50,145
Portfolio shares purchased	(22,945,609)	(229,456,084)

Net increase (decrease) in shares outstanding	7,838,290	$78,382,901

Period ended December 31, 2020*:
Portfolio shares sold	14,739,505	$147,395,045
Shares issued in reinvestment of dividends and distributions	9	87
Portfolio shares purchased	(8,178,297)	(81,782,967)

Net increase (decrease) in shares outstanding	6,561,217	$65,612,165

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*	Commencement of offering was May 18, 2020.

PSF PGIM High Yield Bond Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	4,381,297	$28,424,104
Portfolio shares purchased	(5,718,074)	(37,023,011)

Net increase (decrease) in shares outstanding	(1,336,777)	$(8,598,907)

Year ended December 31, 2020:
Portfolio shares sold	3,153,074	$17,957,341
Portfolio shares purchased	(8,052,712)	(45,352,928)

Net increase (decrease) in shares outstanding	(4,899,638)	$(27,395,587)

Class III:
Period ended December 31, 2021*:
Portfolio shares sold	859,765	$5,649,840
Portfolio shares purchased	(2,592)	(17,094)

Net increase (decrease) in shares outstanding	857,173	$5,632,746

*	Commencement of offering was April 26, 2021.

PSF PGIM Jennison Blend Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	90,980	$8,234,342
Portfolio shares purchased	(4,653,123)	(419,514,499)

Net increase (decrease) in shares outstanding	(4,562,143)	$(411,280,157)

Year ended December 31, 2020:
Portfolio shares sold	181,520	$10,472,312
Portfolio shares purchased	(5,150,263)	(344,048,385)

Net increase (decrease) in shares outstanding	(4,968,743)	$(333,576,073)

Class II:
Year ended December 31, 2021:
Portfolio shares sold	61	$5,684
Portfolio shares purchased	(789)	(70,000)

Net increase (decrease) in shares outstanding	(728)	$(64,316)

Year ended December 31, 2020:
Portfolio shares sold	278	$21,699
Portfolio shares purchased	(3,338)	(215,385)

Net increase (decrease) in shares outstanding	(3,060)	$(193,686)

Class III:
Period ended December 31, 2021*:
Portfolio shares sold	6,859	$653,908
Portfolio shares purchased	(325)	(31,592)

Net increase (decrease) in shares outstanding	6,534	$622,316

*	Commencement of offering was April 26, 2021.

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PSF PGIM Jennison Focused Blend Portfolio

Class I:	Shares	Amount

Year ended December 31, 2021:
Portfolio shares sold	112,213	$6,197,482
Portfolio shares purchased	(182,627)	(9,978,651)

Net increase (decrease) in shares outstanding	(70,414)	$(3,781,169)

Year ended December 31, 2020:
Portfolio shares sold	135,606	$5,549,775
Portfolio shares purchased	(279,439)	(11,452,948)

Net increase (decrease) in shares outstanding	(143,833)	$(5,903,173)

Class II:

Year ended December 31, 2021:
Portfolio shares sold	100,289	$5,001,130
Portfolio shares purchased	(501,661)	(25,677,194)

Net increase (decrease) in shares outstanding	(401,372)	$(20,676,064)

Year ended December 31, 2020:
Portfolio shares sold	129,143	$5,004,111
Portfolio shares purchased	(711,872)	(27,640,357)

Net increase (decrease) in shares outstanding	(582,729)	$(22,636,246)

Class III:
Period ended December 31, 2021*:
Portfolio shares sold	7,937	$449,314
Portfolio shares purchased	(730)	(43,373)

Net increase (decrease) in shares outstanding	7,207	$405,941

*	Commencement of offering was April 26, 2021.

PSF PGIM Jennison Growth Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	371,490	$51,653,348
Portfolio shares purchased	(1,829,415)	(250,644,681)

Net increase (decrease) in shares outstanding	(1,457,925)	$(198,991,333)

Year ended December 31, 2020:
Portfolio shares sold	434,139	$41,958,227
Portfolio shares purchased	(2,327,216)	(227,484,202)

Net increase (decrease) in shares outstanding	(1,893,077)	$(185,525,975)

Class II:

Year ended December 31, 2021:
Portfolio shares sold	85,254	$10,983,966
Portfolio shares purchased	(228,495)	(29,813,406)

Net increase (decrease) in shares outstanding	(143,241)	$(18,829,440)

Year ended December 31, 2020:
Portfolio shares sold	152,672	$15,214,498
Portfolio shares purchased	(277,016)	(26,248,687)

Net increase (decrease) in shares outstanding	(124,344)	$(11,034,189)

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Class III:	Shares	Amount
Period ended December 31, 2021*:
Portfolio shares sold	32,717	$4,680,073
Portfolio shares purchased	(684)	(97,809)

Net increase (decrease) in shares outstanding	32,033	$4,582,264

*	Commencement of offering was April 26, 2021.

PSF PGIM Jennison Value Portfolio

Class I:	Shares	Amount

Year ended December 31, 2021:
Portfolio shares sold	360,683	$15,523,453
Portfolio shares purchased	(2,588,306)	(111,797,897)

Net increase (decrease) in shares outstanding	(2,227,623)	$(96,274,444)

Year ended December 31, 2020:
Portfolio shares sold	469,060	$14,940,937
Portfolio shares purchased	(3,418,107)	(112,766,386)

Net increase (decrease) in shares outstanding	(2,949,047)	$(97,825,449)

Class II:
Year ended December 31, 2021:
Portfolio shares sold	8,558	$364,878
Portfolio shares purchased	(25,793)	(1,096,740)

Net increase (decrease) in shares outstanding	(17,235)	$(731,862)

Year ended December 31, 2020:
Portfolio shares sold	12,657	$360,612
Portfolio shares purchased	(10,965)	(357,784)

Net increase (decrease) in shares outstanding	1,692	$2,828

Class III:
Period ended December 31, 2021*:
Portfolio shares sold	21,731	$984,337
Portfolio shares purchased	(274)	(12,866)

Net increase (decrease) in shares outstanding	21,457	$971,471

*	Commencement of offering was April 26, 2021.

PSF PGIM Total Return Bond Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	6,877,466	$106,051,566
Portfolio shares purchased	(5,936,458)	(92,126,262)

Net increase (decrease) in shares outstanding	941,008	$13,925,304

Year ended December 31, 2020:
Portfolio shares sold	7,159,168	$108,389,140
Portfolio shares purchased	(7,041,212)	(106,131,559)

Net increase (decrease) in shares outstanding	117,956	$2,257,581

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Class III:	Shares	Amount

Period ended December 31, 2021*:
Portfolio shares sold	362,146	$5,648,820
Portfolio shares purchased	(11,296)	(176,793)

Net increase (decrease) in shares outstanding	350,850	$5,472,027

*	Commencement of offering was April 26, 2021.

PSF Small-Cap Stock Index Portfolio

Class I:	Shares	Amount

Year ended December 31, 2021:
Portfolio shares sold	333,605	$18,823,948
Portfolio shares purchased	(1,322,121)	(75,335,373)

Net increase (decrease) in shares outstanding	(988,516)	$(56,511,425)

Year ended December 31, 2020:
Portfolio shares sold	412,603	$15,006,733
Portfolio shares purchased	(1,826,796)	(69,049,362)

Net increase (decrease) in shares outstanding	(1,414,193)	$(54,042,629)

Class III:
Period ended December 31, 2021*:
Portfolio shares sold	103,297	$6,045,150
Portfolio shares purchased	(1,377)	(80,690)

Net increase (decrease) in shares outstanding	101,920	$5,964,460

*	Commencement of offering was April 26, 2021.

PSF Stock Index Portfolio

Class I:	Shares	Amount
Year ended December 31, 2021:
Portfolio shares sold	3,091,067	$309,426,880
Portfolio shares purchased	(2,782,213)	(276,133,548)

Net increase (decrease) in shares outstanding	308,854	$33,293,332

Year ended December 31, 2020:
Portfolio shares sold	3,906,549	$296,701,054
Portfolio shares purchased	(3,862,546)	(290,448,745)

Net increase (decrease) in shares outstanding	44,003	$6,252,309

Class III:
Period ended December 31, 2021:
Portfolio shares sold	150,911	$15,703,185
Portfolio shares purchased	(1,540)	(165,377)

Net increase (decrease) in shares outstanding	149,371	$15,537,808

*	Commencement of offering was April 26, 2021.

9. Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Adjustable and Floating-Rate Securities Risk: The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit

C27

risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk (applicable to PSF International Growth Portfolio only): Pre-determined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may

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reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors.

Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: From time to time, a Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas

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than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Index Tracking Risk: The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

Interest Rate Risk: The value of your investment may go down when interest rates rise. Arise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because interest rates in the U.S. are at or near historic lows. Interest rates may begin to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk: Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines,

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and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Market Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Portfolio Turnover Risk: A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Prepayment or Call Risk: Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Small and Medium Sized Company Risk: Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

U.S. Government Securities Risk: U.S. Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the U.S. Government, and may not be backed by the full faith and credit of the U.S. Government.

Yield Risk: The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

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10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Portfolios.

11. Subsequent Event

On September 20-22, 2021, the Board of the Advanced Series Trust and the Prudential Series Fund approved the reorganization (the “Reorganization”) of AST BlackRock Corporate Bond Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST T. Rowe Price Corporate Bond Portfolio and AST Western Asset Corporate Bond Portfolio (the “Target Portfolios”) into PSF PGIM Total Return Bond Portfolio (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the Reorganization at a meeting on January 5, 2022 and the Reorganization took place at the close of business on February 11, 2022.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Prudential Series Fund and Shareholders of PSF Global Portfolio, PSF International Growth Portfolio, PSF Mid-Cap Growth Portfolio, PSF Natural Resources Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM Government Money Market Portfolio, PSF PGIM High Yield Bond Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Jennison Focused Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF PGIM Total Return Bond Portfolio, PSF Small-Cap Stock Index Portfolio, PSF Small-Cap Value Portfolio and PSF Stock Index Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PSF Global Portfolio, PSF International Growth Portfolio, PSF Mid-Cap Growth Portfolio, PSF Natural Resources Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM Government Money Market Portfolio, PSF PGIM High Yield Bond Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Jennison Focused Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF PGIM Total Return Bond Portfolio, PSF Small-Cap Stock Index Portfolio, PSF Small-Cap Value Portfolio and PSF Stock Index Portfolio (constituting Prudential Series Fund, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of PSF Global Portfolio, PSF International Growth Portfolio, PSF Mid-Cap Growth Portfolio, PSF Natural Resources Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM Government Money Market Portfolio, PSF PGIM High Yield Bond Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF PGIM Total Return Bond Portfolio, PSF Small-Cap Stock Index Portfolio, PSF Small-Cap Value Portfolio and PSF Stock Index Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose reports dated February 14, 2020 expressed unqualified opinions on those financial statements and financial highlights.

The financial statements of PSF PGIM Jennison Focused Blend Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

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evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 17, 2022

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Susan Davenport Austin 1967 No. of Portfolios Overseen: 90	Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 -2021).	Since February 2011

Sherry S. Barrat 1949 No. of Portfolios Overseen: 90	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President &CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013

Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 90	Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014

Kay Ryan Booth 1950 No. of Portfolios Overseen: 90	Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield &Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P.Morgan (financial services and investment banking institution) (June 2008 –January 2009); formerly Global Director of Equity Research, Bear Stearns &Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns &Co., Inc. (1987-1995).	None.	Since January 2013

Stephen M. Chipman 1961 No. of Portfolios Overseen: 90	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 –June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); Formerly Non-Executive Director of Clyde &Co. (January 2020 –June 2021); Formerly Non-Executive Chairman (September 2019 –January 2021) of Litera Microsystems.	Since January 2018

Robert F. Gunia 1946 No. of Portfolios Overseen: 90	Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Trustees

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 90	Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; Formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 –January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee

Timothy S. Cronin 1965 Number of Portfolios Overseen: 90	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment &Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)

Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer

Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019

Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown &Wood LLP (1999-2004).	Since December 2005

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since March 2021

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)

Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett &Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte &Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 –May 2006); formerly Tax Manager at Deloitte &Touché (October 1997 –January 2003); formerly Staff Accountant at Marsh &McLennan (May 1994 –May 1997).	Since June 2017

(a) Excludes Mr.Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise.

Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2022 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-A

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen Chipman, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended December 31, 2021, and December 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $550,500 and $550,500 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, fees of $10,625 and $9,639 were billed to the Registrant for services rendered by PwC in connection with matters relating to foreign reclaims attestation were paid by Prudential Financial, Inc. and/or its affiliates.

For the fiscal year ended December 31, 2020, fees of $32,312 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

(c)Tax Fees

For the fiscal years ended December 31, 2021 and December 31, 2020: none.

(d)	All Other Fees

For the fiscal years ended December 31, 2021 and December 31, 2020: none.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2021 and December 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021 and December 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Series Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 17, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 17, 2022